    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 4, 2008


                                                       REGISTRATION NOS. 2-86082
                                                                     811-0383301
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO                        [ ]


                         POST-EFFECTIVE AMENDMENT NO. 48                     [x]


                                       AND

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 49                             [x]


                         -------------------------------

                          MAINSTAY VP SERIES FUND, INC.

             (FORMERLY KNOWN AS NEW YORK LIFE MFA SERIES FUND, INC.)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER: (973) 394-4437
                         -------------------------------

                                                            COPY TO:
         MARGUERITE E.H. MORRISON, ESQ.                SANDER M. BIEBER, ESQ.
          MAINSTAY VP SERIES FUND, INC.                     DECHERT LLP
              51 MADISON AVENUE                        1775 I STREET, N.W.
          NEW YORK, NEW YORK 10010                    WASHINGTON, D.C. 20006
   (NAME AND ADDRESS OF AGENT FOR SERVICE)

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[ ]   Immediately upon filing pursuant to paragraph (b)


[X]   On May 1, 2008 pursuant to paragraph (b)


[ ]   60 days after filing pursuant to paragraph (a)(1)
[ ]   on [date] pursuant to paragraph (a)(1)
[ ]   75 days after filing pursuant to paragraph (a)(2)
[ ]   on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2008



--------------------------------------------------------------------------------
                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 24 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-8
                                                                 Common Stock Portfolio................    page A-10
                                                                 Developing Growth Portfolio...........    page A-12
                                                                 ICAP Select Equity Portfolio..........    page A-14
                                                                 International Equity Portfolio........    page A-17
                                                                 Large Cap Growth Portfolio............    page A-20
                                                                 Mid Cap Core Portfolio................    page A-23
                                                                 Mid Cap Growth Portfolio..............    page A-25
                                                                 Mid Cap Value Portfolio...............    page A-28
                                                                 S&P 500 Index Portfolio...............    page A-30
                                                                 Small Cap Growth Portfolio............    page A-32
                                                                 Value Portfolio.......................    page A-34
                                                                  Blended
                                                                 Balanced Portfolio....................    page A-36
                                                                 Convertible Portfolio.................    page A-40
                                                                 Total Return Portfolio................    page A-42
                                                                  Income
                                                                 Bond Portfolio........................    page A-45
                                                                 Cash Management Portfolio.............    page A-48
                                                                 Floating Rate Portfolio...............    page A-50
                                                                 Government Portfolio..................    page A-53
                                                                 High Yield Corporate Bond Portfolio...    page A-55
                                                                  Asset Allocation
                                                                 Conservative Allocation Portfolio.....    page A-57
                                                                 Growth Allocation Portfolio...........    page A-60
                                                                 Moderate Allocation Portfolio.........    page A-63
                                                                 Moderate Growth Allocation
                                                                   Portfolio...........................    page A-66


INITIAL AND SERVICE CLASS SHARES
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

--------------------------------------------------------------------------------
                                                                               -


                                                              PAGE
                                                              -----
THE FUND AND THE SEPARATE ACCOUNTS..........................    A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE EQUITY, BLENDED AND
  INCOME PORTFOLIOS.........................................    A-4
    Equity Securities.......................................    A-4
    Debt Securities.........................................    A-4
    Not Insured -- You Could Lose Money.....................    A-4
    NAV Will Fluctuate......................................    A-5
    More Information........................................    A-5
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW OF THE ASSET ALLOCATION
  PORTFOLIOS................................................    A-6
    Asset Allocation........................................    A-6
    Concentration Risk......................................    A-7
    "Fund of Funds" Structure and Expenses..................    A-7
    You Could Lose Money....................................    A-7
    NAV Will Fluctuate......................................    A-7
    More Information........................................    A-7
CAPITAL APPRECIATION PORTFOLIO..............................    A-8
COMMON STOCK PORTFOLIO......................................   A-10
DEVELOPING GROWTH PORTFOLIO.................................   A-12
ICAP SELECT EQUITY PORTFOLIO................................   A-14
INTERNATIONAL EQUITY PORTFOLIO..............................   A-17
LARGE CAP GROWTH PORTFOLIO..................................   A-20
MID CAP CORE PORTFOLIO......................................   A-23
MID CAP GROWTH PORTFOLIO....................................   A-25
MID CAP VALUE PORTFOLIO.....................................   A-28
S&P 500 INDEX PORTFOLIO.....................................   A-30
SMALL CAP GROWTH PORTFOLIO..................................   A-32
VALUE PORTFOLIO.............................................   A-34
BALANCED PORTFOLIO..........................................   A-36
CONVERTIBLE PORTFOLIO.......................................   A-40
TOTAL RETURN PORTFOLIO......................................   A-42
BOND PORTFOLIO..............................................   A-45
CASH MANAGEMENT PORTFOLIO...................................   A-48
FLOATING RATE PORTFOLIO.....................................   A-50
GOVERNMENT PORTFOLIO........................................   A-53
HIGH YIELD CORPORATE BOND PORTFOLIO.........................   A-55
CONSERVATIVE ALLOCATION PORTFOLIO...........................   A-57
GROWTH ALLOCATION PORTFOLIO.................................   A-60
MODERATE ALLOCATION PORTFOLIO...............................   A-63
MODERATE GROWTH ALLOCATION PORTFOLIO........................   A-66
ASSET ALLOCATION PORTFOLIOS: INVESTMENT IN AFFILIATED
  UNDERLYING PORTFOLIOS.....................................   A-69
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................   A-70
    CREDIT RISK.............................................   A-70
    DERIVATIVE SECURITIES...................................   A-70
    FLOATING RATE LOANS.....................................   A-71
    FOREIGN SECURITIES......................................   A-71
    HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")...............   A-72
    ILLIQUID AND RESTRICTED SECURITIES......................   A-72
    INITIAL PUBLIC OFFERINGS................................   A-72
    INVESTMENT POLICIES AND OBJECTIVES......................   A-72
    INVESTMENTS IN TECHNOLOGY SECTOR........................   A-72
    LENDING OF PORTFOLIO SECURITIES.........................   A-72
    LIQUIDITY RISK..........................................   A-72
    LOAN PARTICIPATION INTERESTS............................   A-73
    MORTGAGE-RELATED AND ASSET-BACKED SECURITIES............   A-73
    PORTFOLIO TURNOVER......................................   A-73
    REAL ESTATE INVESTMENT TRUSTS ("REITS").................   A-73
    RISK MANAGEMENT TECHNIQUES..............................   A-73
    SWAP AGREEMENTS.........................................   A-74
    TEMPORARY DEFENSIVE INVESTMENTS.........................   A-74
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS..........   A-74
THE FUND AND ITS MANAGEMENT.................................   A-74
PURCHASE AND REDEMPTION OF SHARES...........................   A-80
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................   A-82
GENERAL INFORMATION.........................................   A-82
FINANCIAL HIGHLIGHTS........................................   A-83


                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes Initial Class and Service Class shares offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.


The Fund offers twenty-four separate series, each of which represents a separate portfolio of investments -- the MainStay VP Balanced Portfolio ("Balanced"), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Common Stock Portfolio ("Common Stock"), the MainStay VP Conservative Allocation Portfolio ("Conservative Allocation"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Developing Growth Portfolio ("Developing Growth"), the MainStay VP Floating Rate Portfolio ("Floating Rate"), the MainStay VP Government Portfolio ("Government"), the MainStay VP Growth Allocation Portfolio ("Growth Allocation"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP ICAP Select Equity Portfolio ("ICAP Select Equity"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Large Cap Growth Portfolio ("Large Cap Growth"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Mid Cap Value Portfolio ("Mid Cap Value"), the MainStay VP Moderate Allocation Portfolio ("Moderate Allocation"), the MainStay VP Moderate Growth Allocation Portfolio ("Moderate Growth Allocation"), the MainStay VP S&P 500 Index Portfolio ("S&P 500 Index"), the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth"), the MainStay VP Total Return Portfolio ("Total Return"), and the MainStay VP Value Portfolio ("Value"). The Conservative Allocation, Growth Allocation, Moderate Allocation, and Moderate Growth Allocation Portfolios (collectively the "Asset Allocation Portfolios") are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in the other MainStay VP Portfolios(1) or other funds managed by New York Life Investment Management LLC ("NYLIM" or the "Manager") ("Underlying Portfolios/Funds") discussed in this prospectus, excluding the Balanced and Total Return Portfolios. Each Portfolio offers Initial Class and Service Class shares, except the Cash Management Portfolio, which offers only Initial Class shares. In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.


Some of the Portfolios have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same investment adviser. These Portfolios will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the portfolios, different fees, and different asset levels.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy"), and as underlying investments of the Asset Allocation Portfolios.

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts and the Asset Allocation Portfolios. The rights of the Separate Accounts and the Asset Allocation Portfolios as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for each Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.


ON DECEMBER 7, 2007, THE BOARD OF DIRECTORS OF THE FUND VOTED TO APPROVE, SUBJECT TO SHAREHOLDER APPROVAL, A MERGER OF THE MAINSTAY VP VALUE PORTFOLIO, SUBADVISED BY MACKAY SHIELDS LLC, WITH AND INTO THE MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO, SUBADVISED BY INSTITUTIONAL CAPITAL LLC. SHAREHOLDERS WHO OWNED SHARES OF THE MAINSTAY VP VALUE PORTFOLIO AS OF JANUARY 4, 2008 RECEIVED A PROXY STATEMENT AND MERGER INFORMATION. A SPECIAL MEETING OF THE SHAREHOLDERS OF THE MAINSTAY VP VALUE PORTFOLIO WAS HELD ON MARCH 17, 2008, AND THE MERGER WAS APPROVED. THE MERGER IS SCHEDULED TO CLOSE ON OR ABOUT MAY 16, 2008.


---------------


(1) Currently, the Asset Allocation Portfolios invest solely in other MainStay VP Portfolios or other funds managed by NYLIM, certain government securities and cash equivalents. Under rules adopted by the Securities and Exchange Commission ("SEC"), the Asset Allocation Portfolios may invest in portfolios that are managed either by NYLIM or by an advisor not associated with NYLIM. As a result, the Manager may add portfolios that are not managed by NYLIM to the list of potential portfolios. It is anticipated that portfolios managed by NYLIM will at all times represent a significant portion of each Asset Allocation Portfolio's investments.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Equity, Blended and Income Portfolios


This Prospectus discusses twenty-four Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Blended Portfolios invest primarily in a mix of equity and income producing securities, and the Income Portfolios invest primarily in debt securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of ten of the Portfolios and has retained subadvisors for fourteen of the Portfolios. In times of unusual or adverse conditions, each Portfolio may invest for temporary or defensive purposes outside the scope of its principal investment focus.



Each of the Portfolios described in this Prospectus invests in particular types of equity or debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.



EQUITY SECURITIES
Certain Portfolios may invest in equity securities for capital appreciation or other reasons. Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, foreign stock exchanges, or in the over-the-counter market, such as NASDAQ's Over-the Counter Bulletin Board. There are many different types of equity securities, including, (without limitation):



- common and preferred stocks;



- convertible securities;



- American Depository Receipts (ADRs); and



- real estate investment trusts (REITs).


Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.


The risks involved with investing in common stocks and other equity securities include (without limitation):



- Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.



- Industry and company conditions: Certain industries may come in and out of favor with investors. In addition, changing technology and competition may make equity securities volatile.



- Security selection: A manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Portfolio's holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.



DEBT SECURITIES
Certain Portfolios may invest in debt securities for income or other reasons. Investors buy debt securities primarily to profit through interest payments. Both governments and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation):



- bonds;



- notes; and



- debentures.



Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.



The risks involved with investing in debt securities include (without limitation):



- Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.



- Maturity risk: A debt security with a longer maturity may fluctuate more in value than a debt security with a shorter maturity. Therefore, the net asset value of a Portfolio that holds debt securities with a longer average maturity may fluctuate in value more than the net asset value of a Portfolio that holds debt securities with a shorter maturity.



- Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.



- Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.



NOT INSURED -- YOU COULD LOSE MONEY
Before considering an investment in one or more of the

Portfolios, you should understand that you could lose money. An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.


NAV WILL FLUCTUATE
The value of a Portfolio's shares, also known as the net asset value ("NAV"), generally will fluctuate based on the value of the Portfolio's holdings. The Cash Management Portfolio seeks to preserve a steady NAV of $1.00 per share, but there is no guarantee that it will do so.


Investments in common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions, currency exchange rates and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings.



Factors that can affect debt security values are changes in the average maturity of a Portfolio's investments, interest rate fluctuations, and how the market views the creditworthiness of an issuer, as well as the risks described above for equity securities.



MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

             Investment Objectives, Principal Investment Strategies and Principal Risks: An Overview of the Asset Allocation Portfolios


Each Asset Allocation Portfolio is designed for investors with a particular time horizon or risk profile, and invests in a distinct mix of Underlying Portfolios/Funds. The Manager uses a two-stage asset allocation process to create an Asset Allocation Portfolio's portfolio of holdings. The first stage is a strategic asset allocation to determine the percentage of each Asset Allocation Portfolio's investable portfolio (meaning the Asset Allocation Portfolio's assets available for investment, other than working cash balances) to be invested in two broad asset classes -- equity and fixed income ("Underlying Equity Portfolios/Funds" and "Underlying Fixed Income Portfolios/Funds," respectively). The Manager monitors and periodically may adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. The following table illustrates each Asset Allocation Portfolio's target allocation among asset classes (the target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent):


                              EQUITY
                -----------------------------------
                DOMESTIC   INTERNATIONAL    TOTAL      FIXED
                 EQUITY       EQUITY       EQUITY     INCOME
MainStay VP
  Conservative
  Allocation       35%         5%            40%        60%
  Portfolio
MainStay VP
  Growth
  Allocation       80%         20%          100%        0%
  Portfolio
MainStay VP
  Moderate
  Allocation       50%         10%           60%        40%
  Portfolio
MainStay VP
  Moderate
  Growth           65%         15%           80%        20%
  Allocation
  Portfolio


Percentages represent target allocations -- actual allocation percentages may vary up to +/- 10%.



The second stage involves the actual selection of Underlying Portfolios/Funds to represent the two broad asset classes (equity and fixed income) indicated above and determination of target weightings among the Underlying Portfolios/Funds for each Asset Allocation Portfolio's portfolio of holdings. An Asset Allocation Portfolio may invest in any or all of the Underlying Portfolios/Funds within an asset class, but will not normally invest in every portfolio at one time. For cash management purposes, each Asset Allocation Portfolio may hold a portion of its assets in U.S. government securities, cash, or cash equivalents. The Asset Allocation Portfolios also may invest in Underlying Portfolios/Funds that are money market funds. Please see pages A-68-69 for a description of the affiliated portfolios in which the Asset Allocation Portfolios may invest.



The Underlying Portfolios/Funds use a broad array of investment styles and can buy many types of equity and debt securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, U.S. government and agency bonds, mortgage- and asset-backed securities, and money market instruments. These securities are mainly issued by U.S. issuers but may be, to a more limited extent, issued by foreign issuers. There are certain risk factors associated with each of these securities that could affect the performance of an Asset Allocation Portfolio's holdings, which could, in turn, adversely affect the performance of the Asset Allocation Portfolio. Please see the succeeding pages of this Prospectus for the strategies and risks associated with each Underlying Portfolio/Fund.



The Manager monitors each Asset Allocation Portfolio's holdings daily to ensure that the Underlying Portfolios/Funds and its actual asset class allocations among the Underlying Portfolios/Funds continue to conform to the Asset Allocation Portfolio's target allocations over time. The Manager will rebalance each Asset Allocation Portfolio's investments in the Underlying Portfolios/Funds as it deems appropriate to ensure that the Asset Allocation Portfolio remains within its target weightings and asset class allocations. The Manager may change the asset class allocations, the portfolio of Underlying Portfolios/Funds, or the target weightings without prior approval from shareholders.


In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, an Asset Allocation Portfolio may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash, or cash equivalents. Under such conditions, a Portfolio may not invest in accordance with its investment objectives or principal investment strategies and, as a result, there is no assurance that the Asset Allocation Portfolio will achieve its investment objectives.

ASSET ALLOCATION
Although allocation among different asset classes generally limits an Asset Allocation Portfolio's exposure to the risks of any one class, the risk remains that the Manager may favor an asset class that performs poorly relative to the other asset class. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Asset Allocation Portfolio were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Portfolios/Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.



CONCENTRATION RISK
In connection with the asset allocation process, an Asset Allocation Portfolio may from time to time, invest more than 25% of its assets in one Underlying Portfolio/Fund. To the extent that an Asset Allocation Portfolio invests a significant portion of its assets in a single Underlying Portfolio/Fund, it will be particularly sensitive to the risks associated with that Underlying Portfolio/Fund, and changes in the value of that Underlying Portfolio/Fund may have a significant effect on the net asset value of the Asset Allocation Portfolio.



"FUND OF FUNDS" STRUCTURE AND EXPENSES
The term "fund of funds" is used to describe mutual funds, such as the Asset Allocation Portfolios, that pursue their investment objectives by investing in other mutual funds. By investing in an Asset Allocation Portfolio, you will indirectly bear fees and expenses charged by the Underlying Portfolios/Funds in which the Asset Allocation Portfolio invests, in addition to the Asset Allocation Portfolio's direct fees and expenses. Your cost of investing in an Asset Allocation Portfolio, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The Asset Allocation Portfolios may invest in the Portfolios as described in this Prospectus and may also invest in MainStay Funds managed by NYLIM that are not Portfolios of the Fund.


YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of an Asset Allocation Portfolio's shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of an Asset Allocation Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of an Asset Allocation Portfolio's investment, can also affect security values and an Asset Allocation Portfolio's share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Asset Allocation Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests in securities of U.S. companies with investment characteristics such as:


- participation in expanding product or service markets;

- increasing unit sales volume;

- increasing return on investment; and


- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.



The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of February 29, 2008, they range from $744 million to $468 billion.


INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:


- new management;



- new products;


- changes in consumer demand; and



- changes in the economy.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, a decline in unit sales volume, a decrease in investment returns, or a deceleration in revenue and earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five, and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO --
INITIAL CLASS                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/98        26.65%
Lowest Return/Worst Quarter              1/01       -19.42%



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                   1 YEAR   5 YEARS   10 YEARS
Capital Appreciation Portfolio --
  Initial Class                    12.39%   10.98%      3.29%
  Service Class(1)                 12.11%   10.69%      3.03%
Russell 1000(R) Growth Index(2)    11.81%   12.11%      3.83%
S&P 500(R) Index(3)                 5.49%   12.83%      5.91%



(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/98 to 6/4/03, adjusted to reflect the fees and expenses of Service Class shares.


(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(3) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[Bar Chart]

98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83
03                                                                               26.99
04                                                                                4.16
05                                                                                8.41
06                                                                                4.45
07                                                                               12.39

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                             INITIAL   SERVICE
                                              CLASS     CLASS
                                             -------   -------
    Management Fee(1, 2)                      0.61%     0.61%
    Distribution and Service (12b-1)
      Fees(3)                                 None      0.25%
    Other Expenses(2)                         0.04%     0.04%
    Total Annual Portfolio Operating
      Expenses                                0.65%     0.90%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.61% on assets up to $1 billion; and 0.50% on assets over $1 billion.


(2) Expenses have been restated to reflect current fees.


(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS      10 YEARS
  Initial Class          $  66      $  208      $  362      $    810
  Service Class          $  92      $  287      $  498      $  1,108

                       MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT OBJECTIVE -- The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in common stocks.



INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large-capitalizations. The Portfolio normally invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000(R) Index. The Portfolio is managed with a core orientation (including growth and value equities). NYLIM uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.



The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. The market capitalizations of companies in this index fluctuate; as of February 29, 2008, they range from $744 million to $468 billion. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The market capitalizations of companies in this Index fluctuate; as of February 29, 2008, they range from $305 million to $490 billion.


NYLIM may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, NYLIM may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with risk of loss. Some of the securities therefore, may carry above-average risk, compared to common stock indices, such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what NYLIM believes is their full value or that they may go down in value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


COMMON STOCK PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        23.35%
Lowest Return/Worst Quarter              1/01       -15.25%



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                    1 YEAR   5 YEARS   10 YEARS
Common Stock Portfolio--
  Initial Class                      5.14%   13.07%      6.32%
  Service Class(1)                   4.88%   12.78%      6.06%
S&P 500(R) Index(2)                  5.49%   12.83%      5.91%
Russell 1000(R) Index(3)             5.77%   13.43%      6.20%



(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/98 to 6/4/03, adjusted to reflect the fees and expenses of Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Total returns assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.
(3) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25
03                                                                               26.37
04                                                                               10.90
05                                                                                7.70
06                                                                               16.47
07                                                                                5.14

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1, 2)                    0.54%     0.54%
    Distribution and Service (12b-1)
      Fees(3)                               None      0.25%
    Other Expenses(2, 4)                    0.05%     0.05%
    Total Annual Portfolio Operating
    Expenses(5)                             0.59%     0.84%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.


(2) Expenses have been restated to reflect current fees.


(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(4) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.


(5) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS      10 YEARS
  Initial Class          $  60      $  189      $  329      $    738
  Service Class          $  86      $  268      $  466      $  1,037

                    MAINSTAY VP DEVELOPING GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Developing Growth Portfolio's investment objective is to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.


PRINCIPAL INVESTMENT STRATEGIES -- Normally, the Portfolio invests primarily in the common stocks of companies with above average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The Portfolio looks for companies in this phase and, under normal circumstances, will invest at least 65% of its net assets in securities of such companies. Developing growth companies are almost always small, often young (in relation to the large companies which make up the S&P 500(R) Index), and their shares are frequently traded over the counter. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000(R) Growth Index, a widely-used benchmark for small-cap stock performance. The market capitalizations of companies in this Index fluctuate; as of February 29, 2008, the market capitalization range of the Russell 2000(R) Growth Index was $41 million to $7 billion.


Lord, Abbett & Co. LLC, the Portfolio's Subadvisor, purchases the securities of companies that it believes have passed the pitfalls of the formative years, and may now be in a position to grow rapidly in their market. The Subadvisor uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, the Portfolio may invest in companies which are in their formative years. The Portfolio may also engage in securities lending.


DEV GROWTH SELL DISCIPLINE


The Subadvisor may sell a security if it no longer meets the Subadvisor's investment criteria or for a variety of other reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others. In considering whether to sell a security, the Subadvisor may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer's competitive position or financial condition, and changes in the outlook for the issuer's industry.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. The stocks of developing growth companies may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.


Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.


The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


DEVELOPING GROWTH PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                      4/01         25.37%
Lowest Return/Worst Quarter                      3/02        -23.20%



   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                                      SINCE
                                                    INCEPTION
                                 1 YEAR  5 YEARS     5/1/98
Developing Growth Portfolio --
  Initial Class                  36.10%  20.29%       5.20%
  Service Class(1)               35.76%  19.98%       4.93%
Russell 2000(R) Growth Index(2)   7.05%  16.50%       3.20%
S&P 500(R) Index(3)               5.49%  12.83%       4.59%



(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses of Service Class shares.


(2) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(3) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

[BAR CHART]

99                                                                               32.19
00                                                                              -19.08
01                                                                               -7.34
02                                                                              -28.98
03                                                                               38.49
04                                                                                5.86
05                                                                               12.04
06                                                                               12.64
07                                                                               36.10

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                             INITIAL   SERVICE
                                              CLASS     CLASS
                                             -------   -------
    Management Fee(1, 2)                      0.80%     0.80%
    Distribution and Service (12b-1)
      Fees(3)                                 None      0.25%
    Other Expenses(2)                         0.12%     0.12%
    Total Annual Portfolio Operating
      Expenses                                0.92%     1.17%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $200 million; 0.75% on assets from $200 million to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.


(2) Expenses have been restated to reflect current fees.


(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                        1 YEAR    3 YEARS     5 YEARS      10 YEARS
  Initial Class          $   94     $  293      $  509      $  1,131
  Service Class          $  119     $  372      $  644      $  1,420

                    MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO


INVESTMENT OBJECTIVE -- The ICAP Select Equity Portfolio's investment objective is to seek superior total return.



PRINCIPAL INVESTMENT STRATEGY -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $2 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those that Institutional Capital LLC ("ICAP"), the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. The Portfolio may overweight (or underweight) certain market sectors, relative to its benchmarks, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.


INVESTMENT PROCESS -- ICAP uses a team approach with a primarily large-cap value oriented investment style. ICAP's investment process involves three key components: research, valuation, and identification of a catalyst.

Research is key to ICAP's investment process. ICAP principally employs internally generated research to evaluate the financial condition and business prospects of every company it considers, focusing on those companies where a catalyst is about to occur. ICAP performs fundamental research, generally including communication with the top management at each of these companies, and often the customers, competitors and suppliers of these companies. ICAP uses its proprietary valuation models to identify, from a universe of large- and mid-capitalization companies, those companies that ICAP believes offer the best relative values. According to the models, the stocks of these companies sell below the price-to-earnings ratio warranted by their prospects. From these undervalued companies, ICAP then eliminates from consideration those stocks that exhibit deteriorating earnings trends. By investing in companies with stable-to-improving earnings patterns with reasonable valuations, ICAP attempts to lessen investment risk in the search for superior returns.

ICAP looks beyond traditional measures of value to find companies where a catalyst for positive change is about to occur. Specifically, ICAP focuses on companies where this catalyst has the potential to produce significant stock appreciation relative to the market over 12 to 18 months. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or the introduction of a new product). Before a security is added to the Portfolio, ICAP's investment team generally discusses, evaluates and approves each recommendation.

The process does not end with the purchase of a security. ICAP continuously monitors each security and evaluates whether to sell a security when its target price is achieved, the catalyst becomes inoperative, or another stock offers greater opportunity for appreciation.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks (including the stocks in which the Portfolio may invest) is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in foreign securities, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases,

IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

The Portfolio typically will hold between 25 and 30 securities. As a result, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Portfolio will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. Returns shown include periods during which the Portfolio was managed by a different subadvisor. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


ICAP SELECT EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        15.07%
Lowest Return/Worst Quarter              3/02       -18.14%



                       AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    5/1/98
ICAP Select Equity Portfolio --
  Initial Class                                                6.86%   13.88%      5.32%
  Service Class(1)                                             6.59%   13.61%      5.06%
S&P 500(R) Index(2)                                            5.49%   12.83%      4.59%
S&P 500/Citigroup Value Index(3)                               1.99%   14.73%      5.56%



(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/4/03, adjusted to reflect the fees and expenses of Service Class shares.


(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The S&P 500/Citigroup Value Index is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500/Citigroup Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors. Index returns prior to January 1, 2006, inception of the Index, reflect the returns of the S&P 500/Barra Index. You cannot invest directly in an index.

[BAR CHART]

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86
03                                                                               27.95
04                                                                               11.37
05                                                                                5.44
06                                                                               19.31
07                                                                                6.86

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1, 2)                   0.78%       0.78%
    Distribution and Service (12b-1)
      Fees(3)                              None        0.25%
    Other Expenses(2)                      0.06%       0.06%
    Total Annual Portfolio Operating
      Expenses                             0.84%       1.09%
    Less Waivers/Reimbursements           (0.05)%    (0.05)%
    Net Annual Portfolio Operating
      Expenses                             0.79%       1.04%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million up to $1 billion; and 0.74% on assets over $1 billion. Effective May 1, 2008, NYLIM has agreed to contractually waive a portion of its management fee so that the management fee is 0.75% on assets up to $250 million; 0.70% on assets from $250 million up to $1 billion and 0.69% on assets over $1 billion. This waiver will be in effect through May 1, 2009, and may be modified only with Board approval. There is no guarantee that this contractual waiver will continue beyond that date.


(2) Expenses have been restated to reflect current fees.


(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.



EXAMPLE


This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 81       $263        $461        $1,033
  Service Class           $106       $342        $596        $1,324

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.


The Portfolio's stock selection process favors well-established companies with stable earnings and below average debt. As a result, the Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low quality earnings, that may not be sustainable or recurring, weak or high-risk business models or weak balance sheets.


INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities by pursuing a bottom up, stock picking investment discipline.



- Proprietary, quantitative and qualitative tools are used to identify attractive companies. Fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.



- The Portfolio's investments are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level.



- Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key sector and regional constituents of the benchmark, unless the stock selection process strongly argues against it.


The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, if the security has reached its target price, if the investment thesis is invalidated, or if superior opportunities to redeploy exist or emerge.


In unusual market conditions, the International Equity Portfolio may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, cash and cash equivalents.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings.


Since the Portfolio principally invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



Foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.



The risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes. Emerging market countries may have economic structures that are less mature and political systems that are less stable.

Moreover, emerging market countries may have less developed securities markets, high inflation, and rapidly changing interest and currency exchange rates.



Some foreign securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are subject to some, but not all, of the risks for foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.



Some of the foreign securities in which the Portfolio invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio's assets. However, the Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "More About Investment Strategies and
Risks -- Risk Management Techniques."


The Portfolio's investments include derivatives such as options and forwards. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. The Portfolio may use derivatives to enhance return or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.
Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY
PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99        20.35%
Lowest Return/Worst Quarter              3/98       -13.31%



         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                 1 YEAR   5 YEARS   10 YEARS
International Equity
  Portfolio --
  Initial Class                   4.93%   17.82%      9.19%
  Service Class(1)                4.67%   17.53%      8.93%
Morgan Stanley Capital
  International EAFE Index(2)    11.17%   21.59%      8.66%



(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/98 to 6/4/03, adjusted to reflect the fees and expenses of Service Class shares.


(2) The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an unmanaged capitalization-weighted index containing approximately 1,211 equity securities of companies located outside the U.S. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[BAR CHART]

98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41
03                                                                               30.00
04                                                                               17.34
05                                                                                7.99
06                                                                               31.33
07                                                                                4.93

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1, 2)                   0.88%      0.88%
    Distribution and Service (12b-1)
      Fees(3)                              None       0.25%
    Other Expenses(2, 4)                   0.09%      0.09%
    Total Annual Portfolio Operating
      Expenses(5)                          0.97%      1.22%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.


(2) Expenses have been restated to reflect current fees.


(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(4) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.


(5) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 99       $309        $536        $1,190
  Service Class           $124       $387        $670        $1,477

                     MAINSTAY VP LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio invests in companies that have the potential for above-average future earnings growth with management focused on shareholder value. Under normal circumstances, the Portfolio invests at least 80% of its assets in large capitalization companies. These are companies having a market capitalization in excess of $4 billion at the time of purchase and generally are improving their financial returns. The Portfolio's investment strategy may result in high portfolio turnover.


INVESTMENT PROCESS -- The Portfolio will invest in those companies that Winslow Capital Management, Inc., the Portfolio's Subadvisor, believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.

When purchasing stocks for the Portfolio, the Subadvisor looks for companies typically having some or all of the following attributes:

- addressing markets with growth opportunities;

- leading or gaining market share;

- identifiable and sustainable competitive advantages;

- a management team that can perpetuate the firm's competitive advantages; and

- high, and preferably rising, returns on investors' capital.


The Subadvisor takes a bottom-up investment approach when selecting investments for the Portfolio. This means it bases investment decisions on company specific factors, not general economic conditions. The Subadvisor also employs a sell discipline pursuant to which it will sell some or all of its position in a stock when:



- a stock becomes fully valued or a position exceeds 5% of the Portfolio; and/or



- the fundamental business prospects are deteriorating.


Additionally, all stocks that decline 20% or more from a recent high are immediately reviewed for possible fundamental deterioration.


Typically, the Subadvisor invests substantially all of the Portfolio's investable assets in domestic securities. However, the Portfolio is permitted to invest up to 20% of its net assets in foreign securities.



PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Therefore, some of the securities may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.



The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.


Since the Portfolio may invest in foreign securities, it may be subject to various risks of loss that are different from the risks of investing in securities of U.S.-based companies. Please see "More About Investment Strategies and Risks" for a more detailed discussion of foreign securities risks.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



LARGE CAP GROWTH PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                      4/99       44.97%
Lowest Return/Worst Quarter                      3/01      -21.11%



               AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                                                  SINCE
                                                                INCEPTION
                                           1 YEAR    5 YEARS     5/1/98
Large Cap Growth Portfolio --
 Initial Class                             21.35%     11.18%      6.18%
 Service Class(1)                          21.05%     10.90%      5.91%
Russell 1000(R) Growth Index(2)            11.81%     12.11%      2.31%
S&P 500(R) Index(3)                         5.49%     12.83%      4.59%



(1) Performance for the Service Class shares, first offered 6/6/03, includes historical performance of the Initial Class shares from 5/1/98 to 6/5/03, adjusted to reflect the fees and expenses of Service Class shares.


(2) The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(3) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21
03                                                                               28.05
04                                                                               -2.32
05                                                                                4.35
06                                                                                7.24
07                                                                               21.35

                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                                INITIAL   SERVICE
                                                 CLASS     CLASS
                                                -------   -------
    Management Fee(1, 2)                           0.75%     0.75%
    Distribution and Service (12b-1) Fees(3)       None      0.25%
    Other Expenses(2)                              0.05%     0.05%
    Total Annual Portfolio Operating
      Expenses(4)                                  0.80%     1.05%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion.


(2) Expenses have been restated to reflect current fees.


(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(4) NYLIM voluntarily has committed to the Board to share equally with the Portfolio any reduction in the subadvisory fee to the extent that the net management fee to NYLIM exceeds 0.10%. This has resulted in a benefit of 0.02%. With this waiver, the Net Annual Portfolio Operating Expenses were 0.78% and 1.03%, respectively for Initial Class and Service Class. There is no guarantee this waiver will continue.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                           1 YEAR    3 YEARS     5 YEARS      10 YEARS
 Initial Class              $   80     $  253      $  442      $    988
 Service Class              $  105     $  332      $  577      $  1,281

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. NYLIM, the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.



The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. The market capitalizations of companies in this index fluctuate; as of February 29, 2008, they range from $305 million to $50 billion.


INVESTMENT PROCESS -- NYLIM uses a quantitative management approach that ranks stocks based on a proprietary model.


The model focuses on value, earnings, and behavioral characteristics in the market. NYLIM ranks companies in the mid-cap universe and then generally invests in companies ranked in the top 50% of the universe. NYLIM ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that NYLIM believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top 50% of the ranked universe by the proprietary model. A stock's weight in the Portfolio is determined by its investment prospect, risk outlook, transaction cost estimate as well as the portfolio risk control guidelines.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (at or over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


MID CAP CORE PORTFOLIO -- INITIAL CLASS                       QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/03         14.83%
Lowest Return/Worst Quarter                                      3/02        -15.60%



                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

                                                                                        SINCE
                                                                                      INCEPTION
                                                               1 YEAR      5 YEARS     7/2/01
Mid Cap Core Portfolio --
  Initial Class                                                 5.03%      18.29%      10.36%
  Service Class(1)                                              4.77%      18.00%      10.08%
Russell Midcap(R) Index(2)                                      5.60%      18.21%      10.04%



(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses of Service Class shares.


(2) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 31% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -12.92
03                                                                               35.43
04                                                                               22.27
05                                                                               15.86
06                                                                               14.96
07                                                                                5.03


                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                             INITIAL    SERVICE
                                              CLASS      CLASS
                                             -------    -------
    Management Fee(1)                         0.85%       0.85%
    Distribution and Service (12b-1)
      Fees(2)                                 None        0.25%
    Other Expenses(3)                         0.06%       0.06%
    Total Annual Portfolio Operating
      Expenses(4)                             0.91%       1.16%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.

(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(3) "Other Expenses" also includes the Portfolio's shares of fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.


(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class          $  93       $ 290       $ 504      $ 1,120
  Service Class          $ 118       $ 368       $ 638      $ 1,409

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index from time to time, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of February 29, 2008, they range from $305 million to $50 billion. The Portfolio seeks to participate primarily in the expanding markets of technology, healthcare, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are also considered "growth stocks." MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies. The Portfolio may also engage in securities lending.



The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.



INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. It may invest in any securities that, in the judgment of the Subadvisor, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as:



- new management;



- new products;



- changes in consumer demand; and



- changes in the economy.


The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate those changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.


The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



MID CAP GROWTH PORTFOLIO -- INITIAL
 CLASS                                  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 2/03       24.32%
Lowest Return/Worst Quarter                 3/02      -18.46%



                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

                                                                                  SINCE
                                                                                INCEPTION
                                                              1 YEAR   5 YEAR    7/2/01
Mid Cap Growth Portfolio --
  Initial Class                                               15.79%   21.33%     8.68%
  Service Class(1)                                            15.50%   21.03%     8.41%
Russell MidCap(R) Growth Index(2)                             11.43%   17.90%     6.62%



(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses of Service Class shares.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -28.59
03                                                                               44.78
04                                                                               22.61
05                                                                               17.10
06                                                                                9.24
07                                                                               15.79

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                      0.75%       0.75%
    Distribution and Service (12b-1)
      Fees(2)                              None        0.25%
    Other Expenses(3)                      0.05%       0.05%
    Total Annual Portfolio Operating
      Expenses(4)                          0.80%       1.05%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; and 0.70% on assets over $500 million.


(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.


(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                        1 YEAR    3 YEARS     5 YEARS      10 YEARS
  Initial Class          $   82     $  255      $  444      $    990
  Service Class          $  107     $  334      $  579      $  1,283

                      MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price to book ratios and lower forecasted growth values. The market capitalizations of companies in this Index fluctuate; as of February 29, 2008, they range from $462 million to $50 billion. The Portfolio normally invests at least 80% of its assets in equity securities that:



- MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased;



- typically pay dividends, although these may be non dividend-paying stocks if they meet the "undervalued" criteria; and



- are listed on a national securities exchange or traded in the over-the-counter market.


The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and may invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

The Portfolio may also engage in securities lending.


INVESTMENT PROCESS -- The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor will seek to invest in equities that are deemed to be undervalued based on a number of factors, including:



- valuation;



- prospects for future growth in earnings and free cash flow;



- ability to grow dividends;



- estimated value of the company's assets; and



- corporate management.



The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, its price objective for the security, the fundamental outlook for the company, changes in the issuer's financial condition and changes in the condition and outlook in the company's industry.



PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated business setbacks.



The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore, the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

MID CAP VALUE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                   2/03       13.86%
Lowest Return/Worst Quarter                   3/02      -17.82%



         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                                      SINCE
                                                    INCEPTION
                                 1 YEAR   5 YEARS    7/2/01
Mid Cap Value Portfolio --
  Initial Class                  -1.14%   12.56%      6.73%
  Service Class(1)               -1.39%   12.28%      6.46%
Russell Midcap(R) Value
  Index(2)                       -1.42%   17.92%     11.60%


(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.
(2) The Russell Midcap(R) Value Index measures the performance of those companies in the Russell Midcap(R) Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -14.57
03                                                                               28.97
04                                                                               17.54
05                                                                                5.70
06                                                                               14.05
07                                                                               -1.14

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1)                       0.70%     0.70%
    Distribution and Service (12b-1)
      Fees(2)                               None      0.25%
    Other Expenses(3)                       0.06%     0.06%
    Total Annual Portfolio Operating
      Expenses(4)                           0.76%     1.01%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.70% on assets up to $500 million; and 0.65% on assets over $500 million.


(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(3) "Other Expenses" also includes the Portfolio's share of fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                        1 YEAR    3 YEARS     5 YEARS      10 YEARS
  Initial Class          $   78     $  243      $  422      $    942
  Service Class          $  103     $  322      $  558      $  1,236

                      MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE -- The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.



The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The market capitalizations of companies in this index fluctuate; as of February 29, 2008, they range from $744 million to $468 billion.


INVESTMENT PROCESS -- NYLIM, the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index. The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, before fees and expenses, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures, which are a type of derivative, that are used for cash management purposes.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. There is no assurance that the investment performance of the Portfolio will equal or exceed that of the S&P 500(R) Index. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things:



- transaction costs;



- changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the component stocks of the S&P 500(R) Index;



- ability to obtain a security listed in the Index in the same percentage as maintained in the Index as a result of holdings of the Manager's affiliates; and



- the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.



Consistent with its principal investment strategy, the Portfolio's investments include S&P 500(R) Index futures, a form of derivative. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. However, the Portfolio may lose money using derivatives.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



S&P 500 INDEX PORTFOLIO -- INITIAL CLASS            QUARTER/YEAR   RETURN
Highest Return/Best Quarter                             4/98       21.46%
Lowest Return/Worst Quarter                             3/02      -17.16%



                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

                                  1 YEAR   5 YEARS    10 YEARS
S&P 500 Index Portfolio --
  Initial Class                    5.22%   12.51%       5.65%
  Service Class(1)                 4.96%   12.22%       5.39%
S&P 500(R) Index(2)                5.49%   12.83%       5.91%



(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/98 to 6/4/03, adjusted to reflect the fees and expenses of Service Class shares.

(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.



    [BAR CHART]

98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21
03                                                                               28.19
04                                                                               10.49
05                                                                                4.77
06                                                                               15.45
07                                                                                5.22

                  Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1,2)                    0.29%       0.29%
    Distribution and Service (12b-1)
      Fees(3)                              None        0.25%
    Other Expenses(2)                      0.04%       0.04%
    Total Annual Portfolio Operating
      Expenses                             0.33%       0.58%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.30% on assets up to $1 billion; 0.275% on assets from $1 billion to $2 billion; 0.265% on assets from $2 billion to $3 billion; and 0.25% on assets over $3 billion. Effective May 1, 2008, NYLIM has voluntarily agreed to waive a portion of its management fee so that the management fee is 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion; and 0.20% on assets over $3 billion. With this waiver, the Net Annual Portfolio Operating Expenses were 0.28% and 0.53%, respectively for Initial Class and Service Class.


(2) Expenses have been restated to reflect current fees.


(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                        1 YEAR    3 YEARS     5 YEARS     10 YEARS
  Initial Class          $   29     $  101      $  180       $  413
  Service Class          $   54     $  181      $  319       $  721

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation by investing in securities of small-cap companies.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Growth Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of February 29, 2008, they range from $41 million to $7 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Portfolio may also engage in securities lending.



The Russell 2000(R) Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values.


INVESTMENT PROCESS -- The Subadvisor looks for securities of companies with the following characteristics:


- above-average revenue and earnings per share growth;



- participation in growing markets;



- potential for positive earnings surprises; and



- strong management, ideally with high insider ownership.



The Portfolio also invests in the securities of companies that are deemed by the Subadvisor to be attractive due to special factors, such as:



- new management;



- new products;



- changes in consumer demand; and



- changes in the economy.


The Subadvisor may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or its peer group or if, in general, the Subadvisor does not believe that the security will help the Portfolio meet its investment objective.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the Subadvisor's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.



In comparison to stocks of companies with larger capitalizations, stocks of small capitalization companies may have:



- more price volatility;



- greater spreads between their bid and ask prices;



- significantly lower trading volumes; and/or



- cyclical, static or moderate growth prospects.



Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SMALL CAP GROWTH
 PORTFOLIO -- INITIAL CLASS           QUARTER/YEAR   RETURN
Highest Return/Best Quarter              2/03        21.26%
Lowest Return/Worst Quarter              3/02       -19.57%



         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                                      SINCE
                                                5   INCEPTION
                                  1 YEAR    YEARS    7/2/01
Small Cap Growth Portfolio --
  Initial Class                   -3.19%   10.67%     2.40%
  Service Class(1)                -3.43%   10.40%     2.14%
Russell 2000(R) Growth Index(2)    7.05%   16.50%     4.82%
Russell 2000(R) Index(3)          -1.57%   16.25%     7.69%



(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 7/2/01 to 6/4/03, adjusted to reflect the fees and expenses of Service Class shares.


(2) The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

(3) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

02                                                                              -26.41
03                                                                               41.69
04                                                                                9.40
05                                                                                4.06
06                                                                                6.32
07                                                                               -3.19

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                             INITIAL   SERVICE
                                              CLASS     CLASS
                                             -------   -------
    Management Fee(1)                         0.90%     0.90%
    Distribution and Service (12b-1)
      Fees(2)                                 None      0.25%
    Other Expenses                            0.06%     0.06%
    Total Annual Portfolio Operating
      Expenses                                0.96%     1.21%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.90% on assets up to $1 billion; and 0.85% on assets over $1 billion.


(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 98       $306        $531        $1,178
  Service Class           $123       $384        $665        $1,466

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 65% of its total assets in equity securities. The Portfolio is not designated or managed primarily to produce current income.


INVESTMENT PROCESS -- The Portfolio normally invests in U.S. common stocks that:

  - MacKay Shields LLC, the Portfolio's Subadvisor believes are "undervalued" (selling below their value) when purchased;

  - typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and

  - are listed on a national securities exchange or are traded in the over-the-counter market.

Usually, stocks deemed by the Subadvisor to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Subadvisor considers many factors and will compare the stock's market price to:

  - the company's cash flow and interest coverage ratios;

  - the company's book value;

  - estimated value of the company's assets (liquidation value); and

  - growth rates and future earnings.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the company's industry.


PRINCIPAL RISKS -- Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/03       14.03%
Lowest Return/Worst Quarter                 3/02      -22.44%



           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                     1 YEAR   5 YEARS    10 YEARS
Value Portfolio --
  Initial Class                       2.19%   12.84%       5.49%
  Service Class(1)                    1.94%   12.56%       5.23%
Russell 1000(R) Value Index(2)       -0.17%   14.63%       7.68%



(1) Performance for the Service Class Shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/98 to 6/3/03, adjusted to reflect the fees and expenses of Service Class shares.

(2) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.


[BAR CHART]

98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05
03                                                                               27.37
04                                                                               11.28
05                                                                                6.24
06                                                                               18.87
07                                                                                2.19

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Advisory Fee                           0.36%       0.36%
    Distribution and Service (12b-1)
      Fees(1)                              None        0.25%
    Other Expenses(2)
    (includes Administration Fee of
    0.20%)                                 0.25%       0.25%
    Total Annual Portfolio Operating
      Expenses(3)                          0.61%       0.86%


(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.

(2) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(3) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $62        $195        $340        $  762
  Service Class           $88        $274        $477        $1,061

                         MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT OBJECTIVE -- The Balanced Portfolio's investment objective is to seek high total return.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio invests approximately 60% of its assets plus any borrowings in stocks and 40% of its assets plus any borrowings in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Portfolio will always invest at least 25% of its assets plus any borrowings in fixed-income securities. By holding both stocks and bonds the Portfolio seeks a balance between capital gains from stock appreciation and current income from interest and dividends.



INVESTMENT PROCESS -- The Portfolio generally invests in dividend-paying, mid-capitalization stocks that NYLIM, the Portfolio's Manager, determines are value stocks. The Portfolio may also invest in large-capitalization stocks that the Manager determines are value stocks. Mid-capitalization stocks are common stocks of mid-size U.S. companies that tend to be well known, and have large amounts of stock outstanding. The Portfolio considers mid-capitalization stocks to be those with a market capitalization that, at the time of investment, are similar to the companies in the Russell Midcap(R) Index, the S&P MidCap 400(R) Index, or a universe selected from the smallest 800 companies of the largest 1,000 companies, ranked by market capitalization.


"Value" stocks are stocks that the Manager determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the Portfolio's universe. In selecting stocks, the Manager applies quantitative and statistical methods to analyze the relative quality and value of the stocks:

- The Manager analyzes financial and operating data of over one thousand companies on a weekly basis, searching for companies with improving operating characteristics but which are still underpriced or inexpensive relative to the rest of the Portfolio's universe. The Manager evaluates company operations compared to other companies (both competitors and companies in other industries).

- Under normal conditions, the Manager keeps the Portfolio fully invested rather than taking temporary cash positions.


The Manager will sell a stock if it becomes relatively overvalued, if better opportunities are identified, or if the Manager determines that the initial investment expectations are not being met.



The Portfolio, as noted above, may also purchase large-capitalization stocks for general investment purposes or for additional liquidity. The Portfolio considers large-capitalization stocks to be the top 5% of companies sorted by market capitalization.



The Portfolio also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration. Generally, a shorter duration indicates less sensitivity than a longer duration. The fixed income portion of the Portfolio has:




- an intermediate term duration which ranges from three to five years; and




- a laddered maturity schedule, which means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Portfolio manage duration and risk, and attempts to create a more consistent return.



The Portfolio may lend its portfolio securities and may invest:


- up to 20% of its net assets in foreign securities, but only in countries the Manager considers stable and only in securities the Manager considers to be of high quality; and


- in mortgage-backed and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of receivables.


PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Portfolio's investments may also include mid-cap stocks. Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies. The returns may vary significantly from the overall stock market. In comparison to stocks of compa-nies with larger capitalizations, these companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.



The value of debt securities fluctuate depending on various factors including:



- interest rates;



- issuer creditworthiness;



- market conditions; and



- maturities.



Since the Portfolio may invest in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.



The Portfolio's investments may include derivatives such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Prepayment risk is a risk associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Portfolio's investments. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money. Regardless of the purpose, the Portfolio may lose money using derivatives.



The Portfolio's use of securities lending also presents certain risks. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of several broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



BALANCED PORTFOLIO -- INITIAL CLASS                           QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      4/06          4.92%
Lowest Return/Worst Quarter                                      3/07         -1.53%



                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 5/2/05
Balanced Portfolio --
  Initial Class                                                     2.80%              7.20%
  Service Class                                                     2.55%              6.90%
Russell MidCap(R) Value Index(1)                                   -1.42%             12.24%
Balanced Composite Index(2)                                         2.19%              9.31%
Merrill Lynch Corporate & Government 1-10 Years Bond
  Index(3)                                                          7.37%              4.78%



(1) The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. You cannot invest directly in an index.

(2) The Balanced Composite Index consists of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%, respectively. You cannot invest directly in an index.
(3) Merrill Lynch Corporate and Government 1-10 Years Bond Index is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds with at least $100 million par amount outstanding. You cannot invest directly in an index.

[BAR CHART]

06                                                                               10.70
07                                                                                2.80

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee(1)                       0.75%      0.75%
    Distribution and Service (12b-1)
      Fees(2)                               None       0.25%
    Other Expenses(3)                       0.07%      0.07%
    Total Annual Portfolio Operating
      Expenses(4)                           0.82%      1.07%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $1 billion; and 0.70% on assets over $1 billion.


(2) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(3) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.


(4) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 84       $262        $455        $1,014
  Service Class           $109       $340        $590        $1,306

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.



The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's. High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or MacKay Shields LLC, the Portfolio's Subadvisor, and are sometimes considered speculative.


The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.


INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, the Subadvisor takes into account a variety of investment considerations, including:



- the potential return of the common stock into which the convertible security is convertible;



- credit risk;



- projected interest return; and



- the premium for the convertible security relative to the underlying common stock.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, changes in credit risk, and changes in projected interest return.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions and the risk inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Convertible securities tend to be subordinate to other debt securities issued by the same company. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and/or principal payments. If an issuer stops making interest and/or principal payments, these securities may be worthless and the Portfolio could lose its entire investment.


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:



- interest rates;



- issuer creditworthiness;



- market conditions; and



- maturities.


Principal investments include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.


Since the Portfolio may invest in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.


Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CONVERTIBLE PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       18.33%
Lowest Return/Worst Quarter                 3/98      -11.30%



       AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                              1 YEAR  5 YEARS   10 YEARS
Convertible Portfolio --
  Initial Class               14.86%    11.89%      8.33%
  Service Class(1)            14.57%    11.61%      8.07%
Merrill Lynch All US
  Convertible Securities
  Index(2)                     4.53%    10.67%      7.09%



(1) Performance for the Service Class shares, first offered 6/5/03, includes historical performance of the Initial Class shares from 1/1/98 to 6/4/03, adjusted to reflect the fees and expenses of Service Class shares.

(2) The Merrill Lynch All US Convertible Securities Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. Total returns assume reinvestment of all dividends and capital gains. You cannot invest directly in an index.

[BAR CHART]

98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91
03                                                                               22.23
04                                                                                6.11
05                                                                                6.59
06                                                                               10.44
07                                                                               14.86

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1, 2)                    0.60%     0.60%
    Distribution and Service (12b-1)
      Fees(3)                               None      0.25%
    Other Expenses(2, 4)                    0.06%     0.06%
    Total Annual Portfolio Operating
      Expenses(5)                           0.66%     0.91%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.60% on assets up to $1 billion; and 0.50% on assets over $1 billion.


(2) Expenses have been restated to reflect current fees.


(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(4) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.


(5) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $67        $211        $368        $  822
  Service Class           $93        $290        $504        $1,120

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in U.S. equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.



INVESTMENT PROCESS -- Approximately one-half of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising the S&P 500(R) Index at the time of purchase. The remainder of the Portfolio's equity securities will normally be invested in stocks that MacKay Shields LLC, the Portfolio's Subadvisor, believes to be undervalued.



The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. The Portfolio may invest in foreign equity securities.



DEBT INVESTMENTS -- It is contemplated that the Portfolio's long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by the Subadvisor. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage-dollar roll transactions. The Portfolio may invest in foreign debt securities.



In addition, of its investments in debt securities, the Portfolio may purchase up to 20% in high-yield bonds and other debt securities rated below investment grade that the Subadvisor believes may provide capital appreciation in addition to income.


The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security's rating by S&P or Moody's.


PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.



The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.



The principal risk of investing in value stocks is that they may never reach what the Subadvisor believes is their full value or that they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).


In the case of debt securities, values change. The values of debt securities fluctuate depending upon various factors, including:


- interest rates;



- issuer creditworthiness;



- prepayment market conditions; and



- maturities.



The Portfolio's principal investments can include high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. These securities pay a premium -- a higher interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.



Consistent with its principal investment strategies, the Portfolio's investments also include derivatives, such as swap agreements, including credit default swaps, mortgage-related and asset-backed securities and floaters, including inverse floaters. The Portfolio may invest up to 10% of its total assets in swaps, including credit default swaps. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.



The principal risk of mortgage-dollar rolls is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio's investment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.



Since the Portfolio may invest in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.



Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of several broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

TOTAL RETURN PORTFOLIO -- INITIAL CLASS        QUARTER/YEAR   RETURN
Highest Return/Best Quarter                        4/98       16.87%
Lowest Return/Worst Quarter                        1/01      -10.87%



           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                        1 YEAR  5 YEARS  10 YEARS
Total Return Portfolio --
 Initial Class                           7.51%   9.80%     5.40%
 Service Class(1)                        7.24%   9.52%     5.13%
S&P 500(R) Index(2)                      5.49%  12.83%     5.91%
Russell 1000(R) Index(3)                 5.77%  13.43%     6.20%
Total Return Core Composite Index(4)     6.39%   9.87%     6.44%
Lehman Brothers Aggregate Bond
 Index(5)                                6.97%   4.42%     5.97%



(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/98 to 6/3/03, adjusted to reflect the fees and expenses of Service Class shares.


(2) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. You cannot invest directly in an index.

(3) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. You cannot invest directly in an index.

(4) The Total Return Core Composite Index is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. You cannot invest directly in an index.

(5) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index.


[BAR CHART]

98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57
03                                                                               19.68
04                                                                                6.37
05                                                                                6.50
06                                                                                9.50
07                                                                                7.51


                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1,2)                     0.57%     0.57%
    Distribution and Service (12b-1)
      Fees(3)                               None      0.25%
    Other Expenses(2, 4)                    0.06%     0.06%
    Total Annual Portfolio Operating
      Expenses(5)                           0.63%     0.88%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.


(2) Expenses have been restated to reflect current fees.


(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(4) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.


(5) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $64        $202        $351        $  786
  Service Class           $90        $281        $488        $1,084

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:


- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager.

At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- Fundamental analysis and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Portfolio may engage in securities lending and may invest in mortgage dollar rolls. A mortgage dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will segregate with its custodian securities from its portfolio having a value not less than the repurchase price, including accrued interest.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, prepayment, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.


Since the Portfolio may invest in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.


The Portfolio's investments include derivatives such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed. Regardless of the purpose, the Portfolio may lose money using derivatives.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Portfolio might not be able to recover the loaned securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of two broad-based securities market indices. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO -- INITIAL CLASS          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  3/02       5.43%
Lowest Return/Worst Quarter                  2/04      -2.39%



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                  1 YEAR   5 YEARS    10 YEARS
Bond Portfolio --
  Initial Class                   6.52%     4.36%      5.74%
  Service Class(1)                6.25%     4.10%      5.47%
Lehman Brothers(R) Aggregate
  Bond Index(2)                   6.97%     4.42%      5.97%
Merrill Lynch Corporate and
  Government Master Index(3)      7.27%     4.45%      6.03%



(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/98 to 6/3/03, adjusted to reflect the fees and expenses of Service Class shares.


(2) The Lehman Brothers(R) Aggregate Bond Index is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $150 million. You cannot invest directly in an index. The Portfolio has selected the Lehman Brothers(R) Aggregate Bond Index as its primary index because it believes that this index is more reflective of the Portfolio's investment style. The Portfolio has chosen to retain the Merrill Lynch Corporate and Government Master Index as a secondary benchmark.


(3) The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions. You cannot invest directly in an index.


[BAR CHART]

98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48
03                                                                                4.52
04                                                                                4.09
05                                                                                2.18
06                                                                                4.55
07                                                                                6.52

                   Annual total returns (12/31)-Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee(1, 2)                    0.49%     0.49%
    Distribution and Service (12b-1)
      Fees(3)                               None      0.25%
    Other Expenses(2)                       0.05%     0.05%
    Total Annual Portfolio Operating
      Expenses                              0.54%     0.79%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.


(2) Expenses have been restated to reflect current fees.


(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $55        $173        $302         $677
  Service Class           $81        $252        $439         $978

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio invests in high-quality, short-term securities denominated in U.S. dollars that mature in 397 days (13 months) or less. The dollar-weighted average maturity of the Portfolio's investment portfolio will not exceed 90 days. The securities in which the Portfolio invests may include:



- obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;



- bank and bank holding company obligations, such as CDs and bankers' acceptances;



- commercial paper, which is short-term; unsecured loans to corporations;



- corporate debt securities;



- loans to U.S. and foreign issuers and securities of foreign branches of U.S. and foreign banks, such as negotiable CDs, also known as Eurodollars;



- time deposits; and



- repurchase agreements.


The Portfolio may also invest in variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters (or securities with a floating rate of interest) are debt securities with a variable interest rate that is tied to another interest rate, such as a money market index or Treasury bill rate.


INVESTMENT PROCESS -- All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a security or the period remaining until the principal amount can be recovered through demand, the market value of the investment will approximate its amortized cost.



MacKay Shields, the Portfolio's Subadvisor, may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.


PRINCIPAL RISKS -- An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.



Because the Portfolio invests in U.S. dollar-denominated foreign securities, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based issuers. These may include:



- political and economic instability;



- less publicly available information about issuers; and



- changes in U.S. or foreign tax or currency laws.




The Portfolio's principal investments include derivatives such as variable rate notes, floaters and mortgage-related and asset-backed securities. If the Portfolio's Subadvisor is wrong about its expectations regarding changes in interest rates, its assessment of an issuer's creditworthiness or market conditions, the use of derivatives or other investments could result in a loss greater than the amount of its initial investment. With respect to mortgage-related and asset-backed securities, if interest rates fall, the underlying debt may be prepaid ahead of schedule, thereby reducing the value of the Portfolio's investments. On the other hand, if interest rates rise there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.


THE FUND MAY BAR EXCESSIVE TRADERS.

(See "Limitations on Purchases and Transfers.")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



CASH MANAGEMENT PORTFOLIO -- INITIAL
CLASS                                 QUARTER/YEAR   RETURN
Highest Return/Best Quarter              3/00         1.56%
Lowest Return/Worst Quarter              1/04         0.14%



           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                    1 YEAR   5 YEARS    10 YEARS
Cash Management Portfolio --
  Initial Class                     4.86%     2.77%      3.50%
  7-day current yield
  Initial Class: 4.29%
Lipper Money Market Funds Index(1)  4.77%     2.65%      3.41%


(1) The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days. You cannot invest directly in an index.

[BAR CHART]

98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36
03                                                                               0.67
04                                                                               0.85
05                                                                               2.96
06                                                                               4.57
07                                                                               4.86

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                      INITIAL
                                       CLASS
                                      -------
Management Fee(1, 2)                     0.44%
Distribution and Service (12b-1)
  Fees                                   None
Other Expenses(2)                        0.05%
Total Annual Portfolio Operating
  Expenses                               0.49%



(1) Effective May 1, 2008 the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million, 0.40% on assets from $500 million up to $1 billion; and 0.35% on assets over $1 billion.


(2) Expenses have been restated to reflect current fees.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $50        $157        $274         $616

                      MAINSTAY VP FLOATING RATE PORTFOLIO

INVESTMENT OBJECTIVE -- The Floating Rate Portfolio's investment objective is to seek to provide high current income.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.


When NYLIM, the Portfolio's Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans offer a favorable yield spread over other short-term fixed-income alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are usually rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower.

Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS -- The values of debt securities fluctuate depending upon various factors, including:


- credit risk;



- liquidity; and


- interest rates.

The floating rate loans in which the Portfolio principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Portfolio's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Portfolio's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the Portfolio from obtaining the full value of the loan when it is sold. If this occurs, the Portfolio may experience a decline in its NAV. Some of the Portfolio's investments may be considered to be illiquid.


Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Portfolio's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a Portfolio's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.


Since the Portfolio invests in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;


- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.


                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


FLOATING RATE PORTFOLIO -- INITIAL CLASS                      QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      1/07          1.85%
Lowest Return/Worst Quarter                                      3/07         -0.72%



                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

                                                                                      SINCE
                                                                   1 YEAR        INCEPTION 5/2/05
Floating Rate Portfolio --
  Initial Class                                                     2.60%              3.99%
  Service Class                                                     2.34%              3.73%
Credit Suisse Leveraged Loan Index(1)                               1.88%              4.90%


(1) The Credit Suisse Leveraged Loan Index is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non investment-grade loans. You cannot invest directly in an index.

[BAR CHART]

06                                                                               5.99
07                                                                               2.60

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee                         0.60%       0.60%
    Distribution and Service (12b-1)
      Fees(1)                              None        0.25%
    Other Expenses                         0.07%       0.07%
    Total Annual Portfolio Operating
      Expenses                             0.67%       0.92%



(1) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 68       $214        $373        $  835
  Service Class           $ 94       $293        $509        $1,131

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.


INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Subadvisor, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.


The Portfolio's principal investments are debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include:



- U.S. Treasury bills (maturing in one year or less);



- notes (maturing in 1-10 years);



- bonds (generally maturing in 10 or more years); and



- Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation.



Principal investments also include floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate.



As part of the Portfolio's principal strategies, the Subadvisor may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a set price at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, the condition of the economy and meaningful changes in the issuer's financial condition.


PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including:



- interest rates;



- issuer creditworthiness;



- prepayment;



- market conditions; and



- maturities.


You could lose money by investing in the Portfolio. Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.


Principal investments also include derivatives, such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. The use of derivatives may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of risk assumed.


The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The principal risk of securities lending is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

Due to its trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by the Portfolio.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



GOVERNMENT PORTFOLIO -- INITIAL CLASS  QUARTER/YEAR  RETURN
Highest Return/Best Quarter                3/02       5.46%
Lowest Return/Worst Quarter                2/04      -2.74%



          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07
                                  1 YEAR   5 YEARS    10 YEARS
Government Portfolio --
  Initial Class                   6.69%     3.65%       5.35%
  Service Class(1)                6.42%     3.39%       5.09%
Lehman Brothers Government Bond
  Index(2)                        8.66%     4.10%       5.92%



(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/98 to 6/3/03, adjusted to reflect the fees and expenses of Service Class shares.

(2) The Lehman Brothers(R) Government Bond Index is an unmanaged index comprised of all publicly issued, nonconvertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. Total returns assume the reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85
03                                                                                1.88
04                                                                                3.33
05                                                                                2.38
06                                                                                4.06
07                                                                                6.69

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Management Fee(1, 2)                     0.50%     0.50%
    Distribution and Service (12b-1)
      Fees(3)                                None      0.25%
    Other Expenses(2)                        0.06%     0.06%
    Total Annual Portfolio Operating
      Expenses                               0.56%     0.81%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.


(2) Expenses have been restated to reflect current fees.


(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 57       $179        $313        $  701
  Service Class           $ 83       $259        $450        $1,002

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to seek maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.



INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include:



- domestic corporate debt securities;



- Yankee (dollar-denominated) debt securities;



- zero coupon bonds; and



- U.S. government securities.



The Portfolio's high-yield investments may also include convertible corporate bonds and loan participation interests (e.g., bank debt). Yankee debt securities are dollar-denominated securities of foreign issuers that are traded in the United States. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and/or S&P.


The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness.

In times of unusual or adverse market, economic or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and may invest more than 35% of its total assets in U.S. government securities, or other high quality money market instruments. Periods of unusual or adverse market, economic or political conditions may exist for as many as 6 months and, in some cases, up to a year. The yield on these securities tends to be lower than the yield on other securities to be purchased by the Portfolio. Although investing heavily in these securities may help to preserve the Portfolio's assets, it may not be consistent with the Portfolio's primary investment objective and limit the Portfolio's ability to achieve a high level of income.


PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including:



- interest rates;



- issuer creditworthiness;



- market conditions; and



- maturities.


Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.


The Portfolio principally invests in high-yield debt securities ("junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.



Since the Portfolio may invest in foreign securities, which are securities issued by companies organized outside the U.S. and traded in markets outside the U.S., it will be subject to risks that differ from the risks of investing in securities of U.S. issuers. These risk factors include:



- fluctuating currency values;



- less liquid trading markets;



- greater price volatility;



- political and economic instability;



- less publicly available information about issuers;



- changes in U.S. or foreign tax or currency laws; and



- changes in monetary policy.



Foreign securities can be subject to most, if not all, of the risks of foreign investing. These risks are likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.


Investments in loan participation interests are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


HIGH YIELD CORPORATE BOND PORTFOLIO --
 INITIAL CLASS                          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/03      12.05%
Lowest Return/Worst Quarter                 4/00      -7.85%



                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

                                                              1 YEAR   5 YEARS   10 YEARS
High Yield Corporate Bond Portfolio --
  Initial Class                                               2.31%    12.65%      7.79%
  Service Class(1)                                            2.05%    12.36%      7.53%
Credit Suisse(TM) High Yield Index(2)                         2.65%    10.97%      6.10%



(1) Performance for the Service Class shares, first offered 6/4/03, includes historical performance of the Initial Class shares from 1/1/98 to 6/3/03, adjusted to reflect the fees and expenses of Service Class shares.

(2) The Credit Suisse(TM) High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody's. Total returns assume reinvestment of all income and capital gains. You cannot invest directly in an index.

[BAR CHART]

98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05
03                                                                               36.37
04                                                                               12.72
05                                                                                2.94
06                                                                               12.04
07                                                                                2.31

                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                            INITIAL   SERVICE
                                             CLASS     CLASS
                                            -------   -------
    Management Fee(1, 2)                     0.56%      0.56%
    Distribution and Service (12b-1)
      Fees(3)                                None       0.25%
    Other Expenses(2, 4)                     0.05%      0.05%
    Total Annual Portfolio Operating
      Expenses(5)                            0.61%      0.86%



(1) Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.


(2) Expenses have been restated to reflect current fees.


(3) Because the distribution (12b-1) fee is an ongoing fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the equivalent of paying other types of sales charges.


(4) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.


(5) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of this Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).



                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 62       $195        $340        $  762
  Service Class           $ 88       $274        $477        $1,061

                 MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Conservative Allocation Portfolio's investment objective is to seek current income and, secondarily, long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Fixed Income Portfolios/Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Equity Portfolios/Funds. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.



Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-6 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios/Funds.



PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, are:


- Credit Risk


- Foreign Securities Risk



- Growth Securities Risk



- High Portfolio Turnover



- High-Yield Bond Risk


- Interest Rate Risk


- Liquidity Risk



- Market Risk


- Maturity Risk

- Mortgage- and Asset-Backed Security Risk


- Smaller Company Risk


- Value Securities Risk

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns since inception compare to those of several broad-based securities market indices. Separate Account Policy charges are not reflected in the bar chart and table. If they were, performance would have been lower than that shown. Absent expense limitations and/or fee waiver/reimbursements performance would have been lower. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



CONSERVATIVE ALLOCATION PORTFOLIO --
INITIAL CLASS                                                 QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/07         2.77%
Lowest Return/Worst Quarter                                      4/07         0.69%



                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

                                                                                      SINCE
                                                                                    INCEPTION
                                                                   1 YEAR            2/13/06
Conservative Allocation Portfolio --
  Initial Class                                                     7.49%              8.36%
  Service Class                                                     7.23%              8.09%
S&P 500(R) Index(1)                                                 5.49%             10.20%
Morgan Stanley EAFE Index(2)                                       11.17%             17.28%
Lehman Brothers Aggregate Bond Index(3)                             6.97%              6.11%



(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.


(2) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.


(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.


[BAR CHART]

07                                                                               7.49


                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee                         None       None
    Distribution and/or Service (12b-1)
      Fees(1)                              None       0.25%
    Other Expenses(2)                      0.08%      0.08%
    Acquired (Underlying) Portfolio/Fund
      Fees and Expenses(3)                 0.60%      0.60%
    Total Annual Portfolio Operating
      Expenses                             0.68%      0.93%
    Net Annual Portfolio Operating
      Expenses (excluding Underlying
      Portfolio/Fund Operating Expenses)   0.08%      0.33%


(1) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(2) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio/Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. For the year ended December 31, 2007, NYLIM recouped 0.01% in expenses which are not included in the table above.


(3) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2007. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds and the actual expenses of the Underlying Portfolios/Funds.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios'/Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).




                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Initial Class                    $ 69     $218      $379      $  847
  Service Class                    $ 95     $296      $515      $1,143

                    MAINSTAY VP GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The MainStay VP Growth Allocation Portfolio's investment objective is to seek long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios/Funds (normally within a range of 85%-100%). For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.



Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-6 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios/Funds.



PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, are:



- Foreign Securities Risk



- Growth Securities Risk



- High Portfolio Turnover



- Liquidity Risk


- Market Risk


- Smaller Company Risk


- Value Securities Risk


THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns since inception compare to those of two broad-based securities market indices. Separate Account Policy charges are not reflected in the bar chart and table. If they were, performance would have been lower than that shown. Absent expense limitations and/or fee waivers/reimbursements, performance would have been lower. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



GROWTH ALLOCATION PORTFOLIO -- INITIAL CLASS                  QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/07         7.25%
Lowest Return/Worst Quarter                                      4/07        -1.58%



                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

                                                                                 SINCE INCEPTION
                                                                   1 YEAR            2/13/06
Growth Allocation Portfolio --
  Initial Class                                                    10.41%             12.17%
  Service Class                                                    10.14%             11.89%
S&P 500(R) Index(1)                                                 5.49%             10.20%
Morgan Stanley EAFE Index(2)                                       11.17%             17.28%



(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.


(2) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.


[BAR CHART]

07                                                                               10.41


                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                           INITIAL   SERVICE
                                            CLASS     CLASS
                                           -------   -------
    Management Fee                          None      None
    Distribution and/or Service (12b-1)
    Fees(1)                                 None      0.25%
    Other Expenses(2)                       0.07%     0.07%
    Acquired (Underlying) Portfolio/Fund
      Fees and Expenses(3)                  0.72%     0.72%
    Total Annual Portfolio Operating
      Expenses                              0.79%     1.04%
    Net Annual Portfolio Operating
      Expenses (excluding Underlying
      Portfolio/Fund Operating Expenses)    0.07%     0.32%


(1) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.


(2) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio/Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.


    Expenses have been restated to reflect current fees.



(3) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2007. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds and the actual expenses of the Underlying Portfolios/Funds.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios'/Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).




                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 81       $252        $439        $  978
  Service Class           $106       $331        $574        $1,271

                   MAINSTAY VP MODERATE ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The MainStay VP Moderate Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Equity Portfolios/Funds and approximately 40% (within a range of 30%-50%) of its assets in Underlying Fixed Income Portfolios/Funds. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.



Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-6 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios/Funds.



PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, are:



- Credit Risk



- Foreign Securities Risk



- Growth Securities Risk



- High Portfolio Turnover



- High-Yield Bond Risk



- Interest Rate Risk



- Liquidity Risk


- Market Risk


- Maturity Risk



- Mortgage- and Asset-Backed Security Risk



- Smaller Company Risk


- Value Securities Risk

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns since inception compare to those of several broad-based securities market indices. Separate Account Policy charges are not reflected in the bar chart and table. If they were, performance would have been lower than that shown. Absent expense limitations and/or fee waivers/reimbursements performance would have been lower. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



MODERATE ALLOCATION PORTFOLIO --
INITIAL CLASS                                                 QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/07         4.28%
Lowest Return/Worst Quarter                                      4/07        -0.03%



                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

                                                                                      SINCE
                                                                                    INCEPTION
                                                                   1 YEAR            2/13/06
Moderate Allocation Portfolio --
  Initial Class                                                     8.73%              9.94%
  Service Class                                                     8.46%              9.67%
S&P 500(R) Index(1)                                                 5.49%             10.20%
Morgan Stanley EAFE Index(2)                                       11.17%             17.28%
Lehman Brothers Aggregate Bond Index(3)                             6.97%              6.11%



(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.


(2) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an unmanaged index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.


(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.


[BAR CHART]

07                                                                               8.73


                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee                         None       None
    Distribution and/or Service (12b-1)
      Fees(1)                              None       0.25%
    Other Expenses(2)                      0.06%      0.06%
    Acquired (Underlying) Portfolio/Fund
      Fees and Expenses(3)                 0.63%      0.63%
    Total Annual Portfolio Operating
      Expenses                             0.69%      0.94%
    Net Annual Portfolio Operating
      Expenses (excluding Underlying
      Portfolio/Fund Operating Expenses)   0.06%      0.31%


(1) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(2) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio/Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

  Expenses have been restated to reflect current fees.


(3) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2007. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds and the actual expenses of the Underlying Portfolios/Funds.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios'/Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).




                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Initial Class                    $70      $221      $384      $  859
  Service Class                    $96      $300      $520      $1,155

                MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE -- The MainStay VP Moderate Growth Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income.


PRINCIPAL INVESTMENT STRATEGY -- The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70%-90%) of its assets in Underlying Equity Portfolios/Funds and approximately 20% (within a range of 10%-30%) of its assets in Underlying Fixed Income Portfolios/Funds. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.



Please see "Investment Objectives, Principal Investment Strategies and Principal
Risks: An Overview of the Asset Allocation Portfolios" beginning on page A-6 for a summary of how the Manager allocates and reallocates the Portfolio's assets among particular Underlying Portfolios/Funds.



PRINCIPAL RISKS -- Among the principal risks of the Underlying Portfolios/Funds, which could adversely affect the performance of the Portfolio, are:



- Credit Risk



- Foreign Securities Risk



- Growth Securities Risk



- High Portfolio Turnover



- High-Yield Bond Risk



- Interest Rate Risk



- Liquidity Risk


- Market Risk


- Maturity Risk



- Mortgage- and Asset-Backed Security Risk



- Smaller Company Risk


- Value Securities Risk

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Purchase and Redemption of Shares")

                                PAST PERFORMANCE


The bar chart (right) and table (below) indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns since inception compare to those of several broad-based securities indices. Separate Account Policy charges are not reflected in the bar chart and table. If they were, performance would have been lower than that shown. Absent expense limitation and/or fee reimbursements, performance would have been lower. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.



MODERATE GROWTH ALLOCATION PORTFOLIO --
INITIAL CLASS                                                 QUARTER/YEAR     RETURN
Highest Return/Best Quarter                                      2/07         5.81%
Lowest Return/Worst Quarter                                      4/07        -0.86%



                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2007

                                                                                      SINCE
                                                                                    INCEPTION
                                                                   1 YEAR            2/13/06
Moderate Growth Allocation Portfolio --
  Initial Class                                                     9.40%             11.36%
  Service Class                                                     9.13%             11.09%
S&P 500(R) Index(1)                                                 5.49%             10.20%
Morgan Stanley EAFE(R) Index(2)                                    11.17%             17.28%
Lehman Brothers Aggregate Bond Index(3)                             6.97%              6.11%



(1) The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.


(2) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the MSCI EAFE(R) Index--is an un-managed index that is considered representative of the international stock market. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.


(3) The Lehman Brothers Aggregate Bond Index is an unmanaged index that consists of the following other unmanaged Lehman Brothers indices: the Government Index, Corporate Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, Securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $150 million. Results assume reinvestment of all income and capital gains. You cannot invest directly in an index.


[BAR CHART]

07                                                                               9.40


                 Annual total returns (12/31) -- Initial Class

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                          INITIAL    SERVICE
                                           CLASS      CLASS
                                          -------    -------
    Management Fee                         None       None
    Distribution and/or Service (12b-1)
      Fees(1)                              None       0.25%
    Other Expenses(2)                      0.05%      0.05%
    Acquired (Underlying) Portfolio/Fund
      Fees and Expenses(3)                 0.68%      0.68%
    Total Annual Portfolio Operating
      Expenses                             0.73%      0.98%
    Net Annual Portfolio Operating
      Expenses (excluding Underlying
      Portfolio/Fund Operating Expenses)   0.05%      0.30%


(1) Because the 12b-1 fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(2) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio/Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

    Expenses have been restated to reflect current fees.


(3) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2007. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds and the actual expenses of the Underlying Portfolios/Funds.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Portfolio assets are invested in accordance with the target allocations, that the Portfolio's and Underlying Portfolios'/Funds' operating expenses remain the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown below (not including Policy fees or sales charges).




                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
  Initial Class           $ 75       $233        $406        $  906
  Service Class           $100       $312        $542        $1,201

  ASSET ALLOCATION PORTFOLIOS: INVESTMENT IN AFFILIATED UNDERLYING PORTFOLIOS


--------------------------------------------------------------------------------


The Manager has discretion, within the terms of this Prospectus, to select and substitute Underlying Portfolios/Funds and to establish target weightings for each Asset Allocation Portfolio. The Manager may be subject to potential conflicts of interest in selecting the Underlying Portfolios/Funds because the fees paid to it and its affiliates by some Underlying Portfolios/Funds are higher than the fees paid by other Underlying Portfolios/Funds. Similarly, the portfolio manager may have incentives to select certain Underlying Portfolios/Funds due to compensation considerations. However, the Manager and portfolio managers have a fiduciary duty to the Asset Allocation Portfolios to act in their best interests when selecting Underlying Portfolios/Funds and the Board of Directors of the Fund (the "Board") oversees the Manager's performance.



The Asset Allocation Portfolios may invest in the Portfolios as described in this Prospectus and may also invest in MainStay Funds managed by NYLIM that are not portfolios of the Fund. The name of each MainStay Fund in which the Asset Allocation Portfolios may invest, its respective investment objective and primary investments are as follows:



     UNDERLYING
    EQUITY FUNDS      INVESTMENT OBJECTIVE  PRIMARY INVESTMENTS
MainStay All Cap      Seeks long-term       Securities of
  Growth Fund         growth of capital.    companies with
                      Dividend income,      market
                      if any, is a          capitalizations
                      consideration         that range from $25
                      incidental to the     million to $490
                      Fund's objective of   billion as
                      growth of capital.    described by the
                                            Russell 3000(R)
                                            Index.(1)
MainStay Growth       Seeks long-term       Equity securities
  Equity Fund         growth of capital.    of large companies
                                            with market
                                            capitalizations of
                                            $305 million to
                                            $490 billion as
                                            described by the
                                            Russell 1000(R)
                                            Growth Index.(1)
MainStay ICAP Equity  Seeks a superior      U.S. dollar-
  Fund                total return with     denominated equity
                      only a moderate       securities of
                      degree of risk.       companies with
                                            market
                                            capitalizations of
                                            at least $2
                                            billion.



     UNDERLYING
    EQUITY FUNDS      INVESTMENT OBJECTIVE  PRIMARY INVESTMENTS
MainStay ICAP         Seeks a superior      Equity securities
  International Fund  total return with     of foreign
                      income as a           companies with
                      secondary objective.  market
                                            capitalizations of
                                            at least $2
                                            billion.
MainStay Large Cap    Seeks high total      Common and
  Opportunity Fund    return.               preferred stock of
                                            large companies
                                            with market
                                            capitalizations of
                                            $305 million to
                                            $490 billion as
                                            described by the
                                            Russell 1000(R)
                                            Index.(1)
MainStay MAP Fund     Seeks long-term       Common stocks and
                      appreciation of       convertible
                      capital with income   securities of U.S.
                      as a secondary        companies.
                      objective.
MainStay Mid Cap      Seeks high total      Common and
  Opportunity Fund    return.               preferred stock of
                                            companies with
                                            market
                                            capitalizations of
                                            $462 million to $50
                                            billion as
                                            described by the
                                            Russell Midcap(R)
                                            Value Index.(1)
MainStay Small Cap    Seeks high total      Common and
  Opportunity Fund    return.               preferred stock of
                                            companies with
                                            market
                                            capitalizations of
                                            $25 million to $7
                                            billion as
                                            described by the
                                            Russell 2000 Value
                                            Index(1).
MainStay Small Cap    Seeks long-term       Common stock and
  Value Fund          capital               convertible
                      appreciation.         securities of
                                            companies with
                                            market
                                            capitalizations of
                                            $25 million to $7
                                            billion as
                                            described by the
                                            Russell 2000(R)
                                            Value Index.(1)



(1) The market capitalizations of companies in this Index fluctuate; the ranges shown are as of February 29, 2008.

  UNDERLYING FIXED
    INCOME FUNDS      INVESTMENT OBJECTIVE  PRIMARY INVESTMENTS
MainStay Diversified  Seeks to provide      Diversified
  Income Fund         current income and    portfolio of
                      competitive overall   domestic and
                      return.               foreign debt or
                                            debt-related
                                            securities issued
                                            by government and
                                            corporations.
MainStay Indexed      Seeks to provide      Corporate and U.S.
  Bond Fund           investment results    Government fixed
                      that correspond to    income securities
                      the total return      in the BIG Index.
                      performance of the
                      BIG Index.(2)
MainStay              Seeks to maximize     High quality,
  Institutional Bond  total return          short- to
  Fund                consistent with       intermediate-term
                      maintaining           bonds and other
                      liquidity and         debt securities.
                      preserving capital.
MainStay              Seeks to maximize     All types of debt
  Intermediate Term   total return          securities,
  Bond Fund           consistent with       typically having an
                      liquidity and low     effective maturity
                      risk to principal.    of 3 to 10 years.
MainStay Short Term   Seeks to maximize     Diversified
  Bond Fund           total return,         portfolio of debt
                      consistent with       securities with
                      liquidity and         maturities of 3
                      preservation of       years of less.
                      capital.



(2) The Citigroup Broad Investment Grade Bond Index (the "BIG Index") is an unmanaged capitalization weighted index that contains approximately 5,500 individually priced fixed-income securities. The BIG Index is generally considered to be representative of the U.S. bond market.

  UNDERLYING MONEY
    MARKET FUNDS      INVESTMENT OBJECTIVE  PRIMARY INVESTMENTS
MainStay Cash         Seeks a high level    High-quality,
  Reserves Fund       of current income     short- term
                      while preserving      securities
                      capital and           denominated in U.S.
                      maintaining           dollars that mature
                      liquidity.            in thirteen months
                                            or less.
MainStay Principal    Seeks to maximize     Short-term, high
  Preservation Fund   total return          quality, U.S.
                      consistent with       dollar- denominated
                      maintaining           securities with
                      liquidity and         remaining
                      preserving capital.   maturities of
                                            thirteen months or
                                            less.


                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------


Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to one or more of the Portfolios, including the Underlying Portfolios/Funds in which the Asset Allocation Portfolios may invest. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Statement of Additional Information ("SAI") (see the back cover of this Prospectus).


CREDIT RISK

Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies or instrumentalities are not guaranteed by the U.S. Government. Participating interests in municipal securities also are subject to the risk of default by the issuing bank.

DERIVATIVE SECURITIES


Certain Portfolios may invest in derivative securities. The value of derivative securities is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices and include options, futures, options on futures and swap agreements. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivative securities may be hard to sell at an advantageous price or time and are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss greater than the initial amount invested in the derivative. When using derivative instruments, there is a risk that a Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In particular, credit default swaps can result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default is based.


In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.


As investment companies registered with the SEC, the Portfolios must "cover" open positions with respect to certain kinds of derivatives instruments. In the case of swaps that do not cash settle, for example, the Portfolios must set aside liquid assets equal to the full notional value of the swaps while the positions are open. With respect to swaps that do cash settle, however, the Portfolios are permitted to set aside liquid assets in an amount equal to the Portfolios' daily marked-to market net obligations (i.e., the Portfolios' daily net liability) under the swaps, if any, rather than their full notional value.



FLOATING RATE LOANS



Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risks associated with high-yield securities.



Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including floating rate loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of a Portfolio's shares also will decline. Generally, the lower the rating category, the more risky the investment.



Debt securities rated BBB and below by S&P or Baa and below by Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher rated securities. Although the floating rate loans in which a Portfolio generally invests are speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them. Floating rate loans generally have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.



A Portfolio will typically purchase loans via assignment, which makes the Portfolio a direct lender. However, a Portfolio may also invest in floating rate loans by purchasing a participation interest. See "Loan Participation Interests."



A Portfolio also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.


FOREIGN SECURITIES


Generally, foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investment in foreign securities in countries with developed securities markets and more advanced regulatory systems.



Additionally, some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are subject to some but not all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.


Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. However, a Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques" below.



HIGH-YIELD DEBT SECURITIES ("JUNK BONDS")



High-yield debt securities (sometimes called "junk bonds") are rated lower than Baa by Moody's or BBB by S&P or, if not rated, are determined to be of equivalent quality by the Manager or the Subadvisor and are sometimes considered speculative.



Investments in high-yield bonds or "junk bonds" involve special risks in addition to the risks associated with investments in higher rated debt securities. High-yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


ILLIQUID AND RESTRICTED SECURITIES

A Portfolio's investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. Illiquid securities are securities that have no ready market.

INITIAL PUBLIC OFFERINGS

Certain Portfolios may invest in securities that are made available in initial public offerings (IPOs). IPO securities may be volatile, and the Portfolios cannot predict whether investments in IPOs will be successful. As the Portfolios grow in size, the positive effect of IPO investments on the Portfolios may decrease.


INVESTMENT POLICIES AND OBJECTIVES



For some of the Portfolios the discussion of Principal Investment Strategy states that the relevant Portfolio normally invests at least 80% of its assets in a particular type of investment. For these purposes "assets" means the Portfolio's net assets plus any borrowings for investment purposes. Under normal circumstances, the 80% requirement must be complied with at the time the Portfolio invests its assets. A Portfolio, which, under normal circumstances, no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, would not have to sell its holdings but would have to make any new investments in such a way as to bring the Portfolio more into compliance with the 80% requirement. Where other than normal circumstances exist, a Portfolio would not be subject to such constraints on new investments.



When the discussion states that a Portfolio invests primarily in a certain type or style of investment, this means that under normal circumstances the Portfolio will invest at least 65% of its assets, as described above, in that type or style of investment. Unless otherwise stated, each Portfolio's investment objective is non-fundamental and may be changed without shareholder approval.


INVESTMENTS IN TECHNOLOGY SECTOR

Certain Portfolios intend to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolios may invest in companies that are exposed to the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

LENDING OF PORTFOLIO SECURITIES


Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager or the Subadvisors, or its/their agent, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.


LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Portfolio from selling these illiquid securities at an advantageous time or price. Underlying Portfolios with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.


The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.


MORTGAGE-RELATED AND ASSET-BACKED SECURITIES


Mortgage-related (including mortgage-backed) and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Subadvisors' ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk if interest rates fall, and if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment. On the other hand, if interest rates rise, there may be less of the underlying debt prepaid, which would cause the average bond maturity to rise and increase the potential for the Portfolio to lose money.


PORTFOLIO TURNOVER


Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (at or over 100%) often will have higher transaction costs that are paid by the Portfolios.


REAL ESTATE INVESTMENT TRUSTS ("REITS")


Certain Portfolios may invest in REITs. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.


These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. For example, to gain exposure to a particular market, a Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk it is known as "hedging." If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS


Certain Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. For a discussion of Credit Default Swaps, see "Derivative Securities" above.



Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Subadvisor correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements there is a risk that the other party could go bankrupt and the Portfolio could lose the value of the security it should have received in the swap. See the Tax Information section in the Statement of Additional Information for information regarding the tax considerations relating to swap agreements.


TEMPORARY DEFENSIVE INVESTMENTS



In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment strategies. Under such conditions, a Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash or money market and other investments.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS


Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures and risks exist for forward commitments as for when-issued securities.



                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

     THE BOARD OF DIRECTORS


The Fund's Board of Directors oversees the actions of the Manager and Subadvisors and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business of the Fund.


     THE MANAGER


New York Life Investment Management LLC ("NYLIM" or the "Manager"), 51 Madison Avenue, New York, New York 10010, is the Manager to each Portfolio. NYLIM was formed as an independently managed indirect wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2007, NYLIM and its affiliates managed approximately $250 billion in assets.



In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to a Management Agreement for all Portfolios except the Value Portfolio. The Value Portfolio receives advisory services pursuant to a separate Investment Advisory Agreement. NYLIM, with the approval of the Board of Directors, may select and employ Subadvisors and, if it does so, NYLIM monitors the Subadvisors' investment programs and results, and coordinates the investment activities of the Subadvisors to help ensure compliance with regulatory restrictions. The Subadvisors, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Subadvisor. The Subadvisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Subadvisors would no longer manage the Portfolio. NYLIM manages directly ten Portfolios and retains Subadvisors for the remaining Portfolios as described below.


NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' custodian and/or Subadvisors. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the Portfolios, including the fees paid to the Subadvisor. These administrative services are provided pursuant to the Management Agreements referenced above for all Portfolios except the Value Portfolio. These services are provided to the Value Portfolio pursuant to a separate Administration Agreement.



No advisory or administrative fees are paid to NYLIM on behalf of the Asset Allocation Portfolios, in accordance with the Management Agreement.



For the fiscal year ended December 31, 2007, the Fund, on behalf of the Balanced, Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:


                                              ANNUAL RATE
                                              -----------
Balanced Portfolio..........................     0.75%
Floating Rate Portfolio.....................     0.60%
Mid Cap Core Portfolio......................     0.85%
Mid Cap Growth Portfolio....................     0.75%
Mid Cap Value Portfolio.....................     0.70%
Small Cap Growth Portfolio..................     0.90%


Prior to May 1, 2008, the 14 remaining Portfolios paid separate fees for advisory and administrative services. For the fiscal year ended December 31, 2007, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as set forth below. In addition, each of the 14 Portfolios also paid NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.



                                             ANNUAL RATE(1)
                                             --------------
Bond Portfolio.............................       0.25%
Capital Appreciation Portfolio.............       0.36%
Cash Management Portfolio..................       0.25%
Common Stock Portfolio.....................       0.25%
Convertible Portfolio......................       0.36%
Developing Growth Portfolio................       0.60%
Government Portfolio.......................       0.30%
High Yield Corporate Bond Portfolio........       0.30%
ICAP Select Equity Portfolio...............       0.54%
International Equity Portfolio.............       0.60%
Large Cap Growth Portfolio.................       0.45%
S&P 500 Index Portfolio....................       0.04%
Total Return Portfolio.....................       0.32%
Value Portfolio............................       0.36%



(1) With respect to the above listed Portfolios, except the Value Portfolio, these fees would have been higher under the Current Management Agreement (effective May 1, 2008).



The payment of the management fee as well as other operating expenses will affect the S&P 500 Index Portfolio's ability to track the S&P 500(R) Index exactly.



A discussion regarding the basis for the Board of Directors approving the Management, Investment Advisory and Subadvisory Agreements of the Fund is available in the Fund's Annual Report covering the annual period ended December 31, 2007.



Pursuant to an agreement with NYLIM, State Street Bank & Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111-2900, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. State Street also holds the Portfolios' foreign assets. For providing these services, State Street is compensated by NYLIM.



NYLIM makes payments from its own resources to NYLIAC for providing a variety of recordkeeping, administrative, marketing, shareholder support and other services. These arrangements vary among the Portfolios and may amount to payments from NYLIM's own resources which are not expected to exceed 0.25% (exclusive of 12b-1 fees) of the value of a Portfolio's assets. Payments from NYLIM's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemption.


Service Class shares for each Portfolio are subject to a Distribution and Service Plan (the "12b-1 Plan") pursuant to which each Portfolio pays NYLIFE Distributors LLC ("NYLIFE Distributors"), for services rendered under the Plan, a distribution or service fee at the annualized rate of 0.25% of the average daily net assets of the Portfolios' Service Class shares (the "12b-1 Fee"). The 12b-1 Fee will be used to compensate financial institutions and organizations, such as NYLIAC, for servicing shareholder accounts and for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios. Because the 12b-1 Fee is an on-going fee charged against the assets of the Portfolio, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for an Affiliated Broker to effect any portfolio transactions for the

Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with an Affiliated Broker in any portfolio transactions in which the Affiliated Broker acts as principal.

Representatives of NYLIFE Securities, who solicit sales of the variable annuity products that invest in the Portfolios, may receive sales support from consultants employed by NYLIAC, who are also registered representatives of NYLIFE Securities/NYLIFE Distributors. These consultants may be eligible for additional compensation (by NYLIM, not the Fund) based on the proportion of initial premiums paid for the variable annuity product that are allocated to the Portfolios of the Fund.


     SUBADVISORS


Where NYLIM has retained a Subadvisor, the Subadvisor, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Subadvisor is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with unaffiliated subadvisors without shareholder approval. This authority is subject to certain conditions. Each Portfolio will notify shareholders and provide them with certain information required by the Order within 90 days of hiring a new subadvisor.


Each Subadvisor is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Subadvisors to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Subadvisor's skill in managing assets using specific investment styles and strategies.


Each Subadvisor has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Subadvisors are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.


MacKay Shields LLC ("MacKay Shields") (formerly MacKay-Shields Financial Corporation), 9 West 57th Street, New York, New York 10019, is the Subadvisor to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios. MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). As of December 31, 2007, MacKay Shields managed approximately $38 billion in assets.



Institutional Capital LLC, ("ICAP"), whose principal place of business is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606, serves as Subadvisor to the ICAP Select Equity Portfolio. ICAP has been an investment adviser since 1970. As of December 31, 2007, ICAP managed over $18.4 billion in assets for institutional and retail clients with a focus on domestic and foreign large cap value equity investments. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.



Lord, Abbett & Co. LLC, ("Lord Abbett"), whose principal place of business is 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as Subadvisor to the Developing Growth Portfolio. As of December 31, 2007, Lord Abbett managed over $110 billion in assets.



Winslow Capital Management Inc., ("Winslow"), whose principal place of business is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as the Subadvisor to the Large Cap Growth Portfolio. As of December 31, 2007, Winslow managed approximately $3.7 billion in assets under their large capitalization investment strategies.

     PORTFOLIO MANAGERS

NYLIM and each Subadvisor use a team of portfolio managers and analysts acting together to manage each Portfolio's investments. The senior members of each Portfolio's management team who are jointly and primarily responsible for the Portfolio's day-to-day management are set forth below:


BALANCED PORTFOLIO -- Joan M. Sabella and Tony H. Elavia



BOND PORTFOLIO -- Donald F. Serek, Thomas Volpe, Jr., and Thomas J. Girard



CAPITAL APPRECIATION PORTFOLIO -- Edmund C. Spelman and Robert J. Centrella


CASH MANAGEMENT PORTFOLIO -- Claude Athaide and Gary Goodenough


COMMON STOCK PORTFOLIO -- Harvey Fram and Migene Kim



CONSERVATIVE ALLOCATION PORTFOLIO -- Tony H. Elavia and Jonathan Swaney



CONVERTIBLE PORTFOLIO -- Edward Silverstein


DEVELOPING GROWTH PORTFOLIO -- F. Thomas O'Halloran


FLOATING RATE PORTFOLIO -- Robert H. Dial


GOVERNMENT PORTFOLIO -- Joseph Portera and Gary Goodenough


GROWTH ALLOCATION PORTFOLIO -- Tony H. Elavia and Jonathan Swaney


HIGH YIELD CORPORATE BOND PORTFOLIO -- J. Matthew Philo


ICAP SELECT EQUITY PORTFOLIO -- Jerrold K. Senser and Thomas R. Wenzel


INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

LARGE CAP GROWTH PORTFOLIO -- Clark J. Winslow, Justin H. Kelly and R. Bart Wear


MID CAP CORE PORTFOLIO -- Harvey Fram and Migene Kim



MID CAP GROWTH PORTFOLIO -- Edmund C. Spelman and Robert J. Centrella


MID CAP VALUE PORTFOLIO -- Mark T. Spellman and Richard A. Rosen


MODERATE ALLOCATION PORTFOLIO -- Tony H. Elavia and Jonathan Swaney



MODERATE GROWTH ALLOCATION PORTFOLIO -- Tony H. Elavia and Jonathan Swaney



S&P 500 INDEX PORTFOLIO -- Francis J. Ok and Lee Baker



SMALL CAP GROWTH PORTFOLIO -- Edmund C. Spelman and Denise E. Higgins



TOTAL RETURN PORTFOLIO -- Gary Goodenough, Joseph Portera, Richard A. Rosen, Edmund C. Spelman and Rupal J. Bhansali


VALUE PORTFOLIO -- Richard A. Rosen

     PORTFOLIO MANAGER BIOGRAPHIES


The following section provides biographical information about each of the Portfolio's portfolio managers and certain other investment personnel. Additional information regarding each portfolio manager's compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios each manages is available in the Statement of Additional Information.



CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and is now a Director. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over nine years of investment experience. Mr. Athaide became a Chartered Financial Analyst (CFA) in 2000.



LEE BAKER -- Mr. Baker has managed the S&P 500 Index Portfolio since 2007. Mr. Baker is a Vice President at NYLIM Equity Investors and is responsible for enhancing the algorithmic trading process for the portfolio management teams. Prior to joining NYLIM, he held positions at Schwab Soundview Capital Markets and Stuart Frankel as a trader on the electronic and program trading desks. He has over six years of experience in the industry. Mr. Baker received his BA in Economics from Occidental College.



RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001, and the Total Return Portfolio since 2007. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001 and became a Senior Managing Director in 2007. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.


ROBERT J. CENTRELLA, CFA -- Mr. Centrella has managed the Capital Appreciation and Mid Cap Growth Portfolios since 2007. He is a Managing Director at MacKay Shields. He joined MacKay Shields in 1996 as a Portfolio Manager/Research Analyst in the Equity Division. Immediately prior to joining MacKay Shields, he was with Gibraltar Advisors where he was Vice President and Portfolio Manager. Prior to that, Mr. Centrella was with Foxhall Investment Management as a Portfolio Manager, and earlier in his career he was a Senior Financial Analyst at the Federal National Mortgage Association. Mr. Centrella has been in the investment management industry since 1985. He received a BS in Accounting from the University of Scranton and an MBA in Finance from George Mason University. He became a holder of the Chartered Financial Analyst designation in 1993.



ROBERT H. DIAL -- Mr. Dial has managed the Floating Rate Portfolio since inception. He joined NYLIM in 2001 and is responsible for NYLIM's Leveraged Loan Group. Mr. Dial is a Managing Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.



TONY H. ELAVIA -- Mr. Elavia has managed the Balanced Portfolio and Asset Allocation Portfolios since inception. He is the Chief Investment Officer of NYLIM Equity Investors Group and Senior Managing Director of NYLIM since 2004. He was the Managing Director and Senior Portfolio Manager of the Large Cap Growth Team of Putnam Investments. Prior to joining Putnam, Mr. Elavia was President and Portfolio Manager at Voyageur Asset Management and President of TES Partners. Previously he was a Senior Vice President with Piper Capital Management. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.A. and a B.C. from the University of Baroda in Vadodara, India.


HARVEY FRAM, CFA -- Mr. Fram has managed the Common Stock Portfolio since 2004 and the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000 and is currently a Director. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC (a former subsidiary of NYLIM) from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.


THOMAS J. GIRARD -- Mr. Girard has managed the Bond Portfolio since 2007. Mr. Girard is a Senior Portfolio Manager, Head of the Portfolio Management and Strategy Group and chairs the Portfolio Strategy and Asset Allocation Committee. He joined NYLIM in 2007 and is responsible for managing all multi-sector third-party fixed income mandates. Prior to joining NYLIM, Mr. Girard was a portfolio manager and co-head of fixed income at Robeco Investment Management/Weiss Peck & Greer where he developed specific investment strategies for institutional clients, including insurance companies and corporate pension plans. Prior to that, Mr. Girard was a portfolio manager at Bankers Trust where he managed money market, asset-backed and corporate bond portfolios. He received a B.S. from St. John Fisher College and an M.B.A. from Fordham University. Mr. Girard is a Certified Public Accountant.



GARY GOODENOUGH -- Mr. Goodenough has managed the Government Portfolio and the Total Return Portfolio since July 2000, and the Cash Management Portfolio since 2006. Mr Goodenough is a Senior Managing Director of MacKay Shields. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.



DENISE E. HIGGINS, CFA -- Ms. Higgins has managed the Small Cap Growth Portfolio since 2007. She is a Director at MacKay Shields. She joined MacKay Shields' Growth Equity team in 1999 after having spent 6 years at J.P. Morgan Investment Management, most recently as a Small Cap Portfolio Manager. Prior to that she was with Lord, Abbett & Company for 11 years. Ms. Higgins received an MBA in Finance from the Wharton School of Business at the University of Pennsylvania and a BA in Economics at The College of Mount Saint Vincent. Ms. Higgins became a holder of the Chartered Financial Analyst designation in 1985 and is a member of both the Association of Investment Management and Research and the New York Society of Security Analysts. She has been in the investment management and research industry since 1982.


JUSTIN H. KELLY, CFA -- Mr. Kelly is a Managing Director and portfolio manager of Winslow Capital Management with responsibility for large cap growth stocks. He became a portfolio manager of the Large Cap Growth Portfolio in 2005. Previously, Mr. Kelly was a Vice President co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in Finance/Investments. He is also a Chartered Financial Analyst.


MIGENE KIM, CFA -- Ms. Kim has been a part of the management team for the Common Stock Portfolio and Mid Cap Core Portfolio since 2007. Prior to joining NYLIM in 2005, Ms. Kim spent seven years as a quantitative research analyst at INVESCO's Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She is also a CFA charterholder.



F. THOMAS O'HALLORAN, CFA -- Mr. O'Halloran, Partner and Director-Equity Investments -- Small Cap Growth at Lord Abbett, has managed the Developing Growth Portfolio since March 2003. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. He is the holder of a Charter Financial Analyst designation and has been in the investment business since 1987.


FRANCIS J. OK -- Mr. Ok has managed the S&P 500 Index Portfolio since 2004 and is responsible for managing and running NYLIM Equity Investors Group trading desk. Mr. Ok has been an employee of NYLIM since March 2000. Previously, Mr. Ok was a portfolio manager and managed the trading desk at Monitor Capital Advisors LLC since 1994. Mr. Ok holds a B.S. in Economics from Northeastern University.


J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. He is a Senior Managing Director of MacKay Shields and has been Co-head of Fixed Income since 2006. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.


JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000 and the Total Return Portfolio since 2006. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Mid Cap Value and the Value Portfolios since 1999 and the Total Return Portfolio since 2004. Mr. Rosen is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

JOAN M. SABELLA -- Ms. Sabella has been a Director of NYLIM since December 2000 and has managed the Balanced Portfolio since inception. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the CFA Institute since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.


JERROLD K. SENSER, CFA -- Mr. Senser serves as Chief Executive Officer and Chief Investment Officer of ICAP. As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the ICAP Select Equity Portfolio since 2006. Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.


DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.


EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and has been a Managing Director since 2006. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.


MARK T. SPELLMAN -- Mr. Spellman became a portfolio manager of the Mid Cap Value Portfolio in 2005. Mr. Spellman joined MacKay Shields in 1996; he became a Managing Director in 2006 and is a senior member of the Value Equity Division. Prior to joining MacKay Shields, he was responsible for investment research and portfolio strategy with Deutsche Morgan Grunfell/C.J. Lawrence. Prior to that, he was involved in securities research, risk analysis, and portfolio management with Prudential Equity Management Associates. Mr. Spellman is a graduate of Boston College. He has been in the investment management industry since 1987.


EDMUND C. SPELMAN -- Mr. Spelman has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1984 to 1991.



JONATHAN SWANEY -- Mr. Swaney has managed the Asset Allocation Portfolios since 2008. Mr. Swaney has been an employee of NYLIM since 1997 and is responsible both for managing quantitative equity portfolios and performing research at NYLIM Equity Investors Group. Also within NYLIM, Mr. Swaney has previously worked with the Investment Consulting Group and was a portfolio manager with the Quantitative Strategies unit. Prior to joining NYLIM, Mr. Swaney performed manager research for fund-of-hedge-funds operator Pine Grove Partners and worked on the fixed income desk at The Vanguard Group. Mr. Swaney earned his B.A. in Political Science from The College of William & Mary.


THOMAS VOLPE, JR. -- Mr. Volpe became a portfolio manager of the Bond Portfolio in April 2003. Mr. Volpe is a Second Vice President in NYLIM's Fixed Income Investors Group. He joined the Public Fixed Income Group of NYLIM in May 2000. Prior to that, he was a Treasury Cash Manager for the Treasury Department of New York Life Insurance Company where he earned the credential of Certified Cash Manager. He has been employed by New York Life Insurance Company since 1989 and has held a number of positions in the Securities Operations and Treasury Cash Management areas. Mr. Volpe holds a BA in Economics from the State University of New York at Albany and a MBA in Finance from Adelphi University.
R. BART WEAR, CFA -- Mr. Wear is a Managing Director of Winslow Capital Management and has been with the firm since 1997. He has managed the Large Cap Growth Portfolio since 2005. Previously he was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior thereto, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company, where he was responsible for management of over $2 billion in separately managed institutional accounts, mutual funds and commingled trust funds. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in Finance. He is also a Chartered Financial Analyst.


THOMAS R. WENZEL, CFA -- Mr. Wenzel, Executive Vice President and Director of Research, is a senior member of ICAP's investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 15-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1993, he served as a senior equity analyst at Brinson Partners for six years.



CLARK J. WINSLOW -- Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow Capital Management, Inc. since 1992. He has managed the Large Cap Growth Portfolio since 2005. Mr. Winslow has 42 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A. from Yale University and an M.B.A. from the Harvard Business School.


                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

FAIR VALUATION, MARKET TIMING, AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the Portfolio's Share Prices (NAV) and the Valuation of Securities

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.


Each Portfolio generally calculates the value of its investments (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The NAV per share for a class of shares is determined by dividing the value of a Portfolio's net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of an Asset Allocation Portfolio's assets that are invested in one or more Underlying Portfolios, the Asset Allocation Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios. The value of a Portfolio's investments is generally based on current market prices (amortized cost, in the case of the Cash Management Portfolio). If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager, in consultation with the Subadvisor, where applicable, deems that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.


The Board has adopted valuation procedures for the Fund and has delegated day-to-day responsibility for fair value determinations to the Fund's Valuation Committee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The Fund expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios of the Fund may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, the Fund's fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Excessive Purchases and Redemptions or Exchanges


The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio's investment strategies or negatively impact Portfolio performance. For example, the Manager or a Portfolio's Subadvisor might have to maintain more of a Portfolio's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term Owners.



The Fund is not intended to be used as a vehicle for short-term trading, and the Fund's Board of Directors has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio's shares in order to protect long-term Owners of the Fund. Each Portfolio of the Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.



Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Fund to monitor transfers made by the Owners in separate accounts maintained by New York Life Insurance and Annuity Corporation ("NYLIAC") is limited by the omnibus nature of these accounts. The Fund does not maintain data regarding individual Owners transactions. The Fund's policy is that the Portfolios must rely on NYLIAC to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Fund becomes aware of possible market timing activity, it will notify NYLIAC in order to help facilitate the enforcement of its market timing policies and procedures. The Fund reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC that the Fund determines not to be in the best interest of the Portfolios. Owners should refer to the product prospectus for a description of the methods that NYLIAC may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC or the Fund may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances.


While NYLIAC and the Fund discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC nor the Fund has any arrangements to permit or accommodate frequent or excessive short-term trading.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Fund's Statement of Additional Information. The Fund publishes quarterly a list of each Portfolio's ten largest holdings and publishes monthly a complete schedule of each Portfolio's holdings on the internet at www.mainstayfunds.com. You may also obtain this information by calling toll-free 1-800-598-2019. The portfolio holdings are made available as of the last day of each calendar month, approximately 30 days after the end of that month. In addition, disclosure of each Portfolio's top ten holdings is made quarterly approximately 15 days after the end of each fiscal quarter. The quarterly top ten holdings information is also provided in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN


State Street Bank & Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the Custodian for each Portfolio's assets.

                              FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an Owner would have earned or lost on an investment in that Portfolio (assuming reinvestment of all dividends and distributions). The information for all Portfolios has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                             MAINSTAY VP BALANCED PORTFOLIO
                                                        -------------------------------------------------------------------------
                                                                  INITIAL CLASS                         SERVICE CLASS
                                                        ---------------------------------    ------------------------------------
                                                                                MAY 2,                                  MAY 2,
                                                                               2005(A)                                 2005(A)
                                                           YEAR ENDED          THROUGH            YEAR ENDED           THROUGH
                                                          DECEMBER 31,       DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                         2007      2006          2005          2007        2006          2005
SELECT PER SHARE DATA AND RATIOS                        -------------------------------------------------------------------------
Net asset value at beginning of period................  $11.25    $ 10.46       $10.00       $  11.22    $  10.44      $  10.00
                                                        ------    -------       ------       --------    --------      --------
Net investment income.................................    0.27(b)    0.22         0.11           0.24(b)     0.20          0.08
Net realized and unrealized gain on investments.......    0.05       0.90         0.47           0.05        0.89          0.48
                                                        ------    -------       ------       --------    --------      --------
Total from investment operations......................    0.32       1.12         0.58           0.29        1.09          0.56
                                                        ------    -------       ------       --------    --------      --------
Less dividends and distributions:
  From net investment income..........................   (0.26)     (0.22)       (0.08)         (0.23)      (0.20)        (0.08)
  From net realized gain on investments...............   (0.42)     (0.11)       (0.04)         (0.42)      (0.11)        (0.04)
                                                        ------    -------       ------       --------    --------      --------
Total dividends and distributions.....................   (0.68)     (0.33)       (0.12)         (0.65)      (0.31)        (0.12)
                                                        ------    -------       ------       --------    --------      --------
Net asset value at end of period......................  $10.89    $ 11.25       $10.46       $  10.86    $  11.22      $  10.44
                                                        ======    =======       ======       ========    ========      ========
Total investment return...............................    2.80%     10.70%        5.81%(c)       2.55%      10.42%         5.55%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income...............................    2.31%      2.26%        2.05%+         2.09%       2.01%         1.80%+
  Net expenses........................................    0.82%      0.85%        1.00%+         1.07%       1.10%         1.25%+
Portfolio turnover rate...............................      83%        45%          76%            83%         45%           76%
Net assets at end of period (in 000's)................  $9,932    $13,577       $9,707       $196,622    $175,576      $105,420



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        MAINSTAY VP BOND PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2007         2006         2005         2004         2003
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  13.60     $  13.16     $  13.31     $  13.41     $  13.73
                                       --------     --------     --------     --------     --------
Net investment income................      0.53         0.58         0.53(b)      0.47         0.52(b)
Net realized and unrealized gain
 (loss) on investments...............      0.35         0.02        (0.24)        0.08         0.10
                                       --------     --------     --------     --------     --------
Total from investment operations.....      0.88         0.60         0.29         0.55         0.62
                                       --------     --------     --------     --------     --------
Less dividends and distributions:
 From net investment income..........     (0.52)       (0.16)       (0.44)       (0.50)       (0.59)
 From net realized gain on
   investments.......................        --           --           --        (0.15)       (0.35)
                                       --------     --------     --------     --------     --------
Total dividends and distributions....     (0.52)       (0.16)       (0.44)       (0.65)       (0.94)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  13.96     $  13.60     $  13.16     $  13.31     $  13.41
                                       ========     ========     ========     ========     ========
Total investment return..............      6.52%        4.55%        2.18%(d)     4.09%        4.52%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      4.89%        4.66%        3.96%        3.36%        3.75%
 Net expenses........................      0.50%        0.52%        0.36%        0.54%        0.54%
 Expenses (before reimbursements)....      0.50%        0.52%        0.51%        0.54%        0.54%
Portfolio turnover rate..............       265%(h)      166%(h)      277%(h)      335%         149%
Net assets at end of period (in
 000's)..............................  $508,892     $410,139     $377,607     $421,046     $485,033

                                                          MAINSTAY VP BOND PORTFOLIO
                                       ----------------------------------------------------------------
                                                                SERVICE CLASS
                                       ----------------------------------------------------------------
                                                                                             JUNE 4,
                                                                                             2003(a)
                                                                                             THROUGH
                                                                                             DECEMBER
                                                   YEAR ENDED DECEMBER 31,                     31,
                                         2007         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  13.55     $  13.12     $ 13.29      $ 13.40        $ 14.33
                                       --------     --------     -------      -------        -------
Net investment income................      0.49         0.57        0.50(b)      0.46           0.28(b)
Net realized and unrealized gain
 (loss) on investments...............      0.35         0.00(c)    (0.25)        0.05          (0.28)
                                       --------     --------     -------      -------        -------
Total from investment operations.....      0.84         0.57        0.25         0.51           0.00(c)
                                       --------     --------     -------      -------        -------
Less dividends and distributions:
 From net investment income..........     (0.49)       (0.14)      (0.42)       (0.47)         (0.58)
 From net realized gain on
   investments.......................        --           --          --        (0.15)         (0.35)
                                       --------     --------     -------      -------        -------
Total dividends and distributions....     (0.49)       (0.14)      (0.42)       (0.62)         (0.93)
                                       --------     --------     -------      -------        -------
Net asset value at end of period.....  $  13.90     $  13.55     $ 13.12      $ 13.29        $ 13.40
                                       ========     ========     =======      =======        =======
Total investment return..............      6.25%        4.29%       1.89%(d)     3.83%          0.00%(e)(f)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      4.64%        4.41%       3.71%        3.11%          3.50%+(g)
 Net expenses........................      0.75%        0.77%       0.61%        0.79%          0.79%+
 Expenses (before reimbursements)....      0.75%        0.77%       0.76%        0.79%          0.79%+
Portfolio turnover rate..............       265%(h)      166%(h)     277%(h)      335%           149%
Net assets at end of period (in
 000's)..............................  $139,595     $103,352     $90,392      $61,720        $19,603



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for the Initial Class and Service
     Class, respectively for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Less than one-tenth of a percent.
(g)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(h)  The portfolio turnover not including mortgage dollar rolls is 256%, 147% and 161% for the years ended December 31, 2007,
     2006 and 2005, respectively.
 +   Annualized.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                       ------------------------------------------------------------------
                                                                 INITIAL CLASS
                                       ------------------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
                                         2007             2006         2005         2004          2003
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  24.26         $  23.31     $  21.51     $  20.70     $    16.33
                                       --------         --------     --------     --------     ----------
Net investment income (loss).........      0.13             0.05         0.07(b)      0.05           0.04(b)
Net realized and unrealized gain
 (loss) on investments...............      2.88             0.99         1.73         0.81           4.37
                                       --------         --------     --------     --------     ----------
Total from investment operations.....      3.01             1.04         1.80         0.86           4.41
                                       --------         --------     --------     --------     ----------
Less dividends:
 From net investment income..........     (0.04)           (0.09)       (0.00)(c)    (0.05)         (0.04)
                                       --------         --------     --------     --------     ----------
Net asset value at end of period.....  $  27.23         $  24.26     $  23.31     $  21.51     $    20.70
                                       ========         ========     ========     ========     ==========
Total investment return..............     12.39%            4.45%        8.41%(e)     4.16%         26.99%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........      0.40%            0.13%        0.33%        0.24%          0.20%
 Net expenses........................      0.60%            0.62%        0.37%        0.65%          0.64%
 Expenses (before reimbursement).....      0.60%            0.62%        0.60%        0.65%          0.64%
Portfolio turnover rate..............        85%              28%          22%          34%            26%
Net assets at end of period (in
 000's)..............................  $681,500         $738,278     $835,933     $929,227     $1,011,538

                                                MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO
                                       -------------------------------------------------------------
                                                               SERVICE CLASS
                                       -------------------------------------------------------------
                                                                                          JUNE 5,
                                                                                          2003(a)
                                                                                          THROUGH
                                                                                          DECEMBER
                                                 YEAR ENDED DECEMBER 31,                    31,
                                         2007        2006        2005        2004           2003
SELECT PER SHARE DATA AND RATIOS       -------------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 24.14      $ 23.21     $ 21.47     $ 20.68       $ 18.43
                                       -------      -------     -------     -------       -------
Net investment income (loss).........     0.04        (0.03)       0.02(b)     0.02          0.01(b)
Net realized and unrealized gain
 (loss) on investments...............     2.89         1.00        1.72        0.79          2.27
                                       -------      -------     -------     -------       -------
Total from investment operations.....     2.93         0.97        1.74        0.81          2.28
                                       -------      -------     -------     -------       -------
Less dividends:
 From net investment income..........       --        (0.04)         --       (0.02)        (0.03)
                                       -------      -------     -------     -------       -------
Net asset value at end of period.....  $ 27.07      $ 24.14     $ 23.21     $ 21.47       $ 20.68
                                       =======      =======     =======     =======       =======
Total investment return..............    12.11%        4.19%       8.10%(e)    3.90%        12.36%(d)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........     0.15%       (0.12%)      0.08%      (0.01%)       (0.05%)+(f)
 Net expenses........................     0.85%        0.87%       0.62%       0.90%         0.89%+
 Expenses (before reimbursement).....     0.85%        0.87%       0.85%       0.90%         0.89%+
Portfolio turnover rate..............       85%          28%         22%         34%           26%
Net assets at end of period (in
 000's)..............................  $64,887      $60,806     $58,556     $48,218       $15,582



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 8.16% and 7.88% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                    MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                                  -------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                    2007          2006             2005             2004             2003
SELECT PER SHARE DATA AND RATIOS  -------------------------------------------------------------------------
Net asset value at beginning of
  year..........................  $   1.00      $   1.00         $   1.00         $   1.00         $   1.00
                                  --------      --------         --------         --------         --------
Net investment income...........      0.05          0.04             0.03             0.01             0.01
Net realized and unrealized gain
  on investments................      0.00(a)      (0.00)(a)         0.00(a)          0.00(a)          0.00(a)
                                  --------      --------         --------         --------         --------
Total from investment
  operations....................      0.05          0.04             0.03             0.01             0.01
                                  --------      --------         --------         --------         --------
Less dividends and
  distributions:
  From net investment income....     (0.05)        (0.04)           (0.03)           (0.01)           (0.01)
  From net realized gain on
    investments.................        --            --               --            (0.00)(a)        (0.00)(a)
                                  --------      --------         --------         --------         --------
Total dividends and
  distributions.................     (0.05)        (0.04)           (0.03)           (0.01)           (0.01)
                                  --------      --------         --------         --------         --------
Net asset value at end of
  year..........................  $   1.00      $   1.00         $   1.00         $   1.00         $   1.00
                                  ========      ========         ========         ========         ========
Total investment return.........      4.86%         4.57%            2.96%(b)         0.85%            0.67%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income.........      4.71%         4.50%            2.91%            0.83%            0.67%
  Net expenses..................      0.50%         0.52%            0.30%            0.55%            0.55%
  Expenses (before
    waiver/reimbursement).......      0.50%         0.52%            0.50%            0.55%            0.55%
Net assets at end of year (in
  000's)........................  $605,222      $351,753         $306,900         $308,660         $359,974



------------

(a)  Less than one cent per share.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     MAINSTAY VP COMMON STOCK PORTFOLIO
                                  -------------------------------------------------------------------------
                                                         INITIAL CLASS                             SERVICE CLASS
                                  ------------------------------------------------------------     --------

                                                    YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                    2007         2006         2005         2004         2003         2007
SELECT PER SHARE DATA AND RATIOS  -------------------------------------------------------------------------
Net asset value at beginning of
 period........................   $  24.51     $  21.62     $  20.52     $  18.75     $  14.98     $ 24.41
                                  --------     --------     --------     --------     --------     -------
Net investment income..........       0.32(b)      0.31(b)      0.33(b)      0.28(c)      0.17(b)     0.25(b)
Net realized and unrealized gain
 on investments................       1.01         3.26         1.25         1.77         3.78        1.02
                                  --------     --------     --------     --------     --------     -------
Total from investment
 operations....................       1.33         3.57         1.58         2.05         3.95        1.27
                                  --------     --------     --------     --------     --------     -------
Less dividends and
 distributions:
 From net investment income....      (0.32)       (0.14)       (0.22)       (0.28)       (0.18)      (0.28)
 From net realized gain on
   investments.................      (1.92)       (0.54)       (0.26)          --           --       (1.92)
                                  --------     --------     --------     --------     --------     -------
Total dividends and
 distributions.................      (2.24)       (0.68)       (0.48)       (0.28)       (0.18)      (2.20)
                                  --------     --------     --------     --------     --------     -------
Net asset value at end of
 period........................   $  23.60     $  24.51     $  21.62     $  20.52     $  18.75     $ 23.48
                                  ========     ========     ========     ========     ========     =======
Total investment return........       5.14%       16.47%        7.70%(d)    10.90%       26.37%       4.88%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.........       1.26%        1.35%        1.58%        1.44%(c)     1.05%       1.01%
 Net expenses..................       0.50%        0.52%        0.30%        0.53%        0.52%       0.75%
 Expenses (before
   reimbursement)..............       0.50%        0.52%        0.50%        0.53%        0.52%       0.75%
Portfolio turnover rate........        105%          90%          83%         151%          72%        105%
Net assets at end of period (in
 000's)........................   $932,918     $950,660     $863,109     $923,660     $864,373     $83,279

                                            MAINSTAY VP COMMON STOCK PORTFOLIO
                                  -------------------------------------------------------
                                                     SERVICE CLASS
                                  -------------------------------------------------------
                                                                            JUNE 5,
                                                                            2003(A)
                                                                            THROUGH
                                    YEAR ENDED DECEMBER 31,
                                    2006        2005        2004              2003
SELECT PER SHARE DATA AND RATIOS  -------------------------------------------------------
Net asset value at beginning of
 period........................   $ 21.56      $ 20.49     $ 18.74          $ 16.45
                                  -------      -------     -------          -------
Net investment income..........      0.25(b)      0.28(b)     0.24(c)          0.07(b)
Net realized and unrealized gain
 on investments................      3.24         1.23        1.75             2.38
                                  -------      -------     -------          -------
Total from investment
 operations....................      3.49         1.51        1.99             2.45
                                  -------      -------     -------          -------
Less dividends and
 distributions:
 From net investment income....     (0.10)       (0.18)      (0.24)           (0.16)
 From net realized gain on
   investments.................     (0.54)       (0.26)         --               --
                                  -------      -------     -------          -------
Total dividends and
 distributions.................     (0.64)       (0.44)      (0.24)           (0.16)
                                  -------      -------     -------          -------
Net asset value at end of
 period........................   $ 24.41      $ 21.56     $ 20.49          $ 18.74
                                  =======      =======     =======          =======
Total investment return........     16.18%        7.39%(d)   10.62%           14.93%(e)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.........      1.11%        1.33%       1.19%(c)         0.80%+(f)
 Net expenses..................      0.77%        0.55%       0.78%            0.77%+
 Expenses (before
   reimbursement)..............      0.77%        0.75%       0.78%            0.77%+
Portfolio turnover rate........        90%          83%        151%              72%
Net assets at end of period (in
 000's)........................   $65,138      $47,311     $33,013          $10,146



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                     MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
                                                              -----------------------------------------------------------
                                                                     INITIAL CLASS                   SERVICE CLASS
                                                              ----------------------------    ---------------------------
                                                                              FEBRUARY 13,                   FEBRUARY 13,
                                                                                2006(A)                        2006(A)
                                                               YEAR ENDED       THROUGH        YEAR ENDED      THROUGH
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              ------------    ------------    ------------   ------------
Net asset value at beginning of period......................     $10.68          $10.00         $  10.67       $ 10.00
                                                                 ------          ------         --------       -------
Net investment income.......................................       0.30            0.19(b)          0.26          0.18(b)
Net realized and unrealized gain on investments.............       0.50            0.63             0.51          0.62
                                                                 ------          ------         --------       -------
Total from investment operations............................       0.80            0.82             0.77          0.80
                                                                 ------          ------         --------       -------
Less dividends and distributions:
  From net investment income................................      (0.30)          (0.11)           (0.28)        (0.10)
  From net realized gain on investments.....................      (0.17)          (0.03)           (0.17)        (0.03)
                                                                 ------          ------         --------       -------
Total dividends and distributions...........................      (0.47)          (0.14)           (0.45)        (0.13)
                                                                 ------          ------         --------       -------
Net asset value at end of period............................     $11.01          $10.68         $  10.99       $ 10.67
                                                                 ======          ======         ========       =======
Total investment return.....................................       7.49%           8.20%(c)         7.23%         7.97%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................       3.28%           2.04%+           3.48%         1.96%+
  Net expenses..............................................       0.09%           0.25%+           0.34%         0.50%+
  Expenses (before reimbursement/recoupment)................       0.08%           0.28%+           0.33%         0.53%+
Portfolio turnover rate.....................................         11%             23%              11%           23%
Net assets at end of period (in 000's)......................     $2,644          $1,480         $180,682       $64,642



------------

(a)  Commencement of operations.
(b)  Per share based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        MAINSTAY VP CONVERTIBLE PORTFOLIO
                                    -------------------------------------------------------------------------
                                                           INITIAL CLASS                             SERVICE CLASS
                                    ------------------------------------------------------------     --------

                                                      YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                      2007         2006         2005         2004         2003         2007
SELECTED PER SHARE DATA AND RATIOS  -------------------------------------------------------------------------
Net asset value at beginning of
 period.........................    $  12.75     $  11.82     $  11.26     $  10.82     $   9.04     $  12.71
                                    --------     --------     --------     --------     --------     --------
Net investment income...........        0.28         0.22(b)      0.21(b)      0.21         0.27(b)      0.18
Net realized and unrealized gain
 on investments.................        1.63         1.02         0.53         0.45         1.74         1.68
                                    --------     --------     --------     --------     --------     --------
Total from investment
 operations.....................        1.91         1.24         0.74         0.66         2.01         1.86
                                    --------     --------     --------     --------     --------     --------
Less dividends and distributions:
 From net investment income.....       (0.32)       (0.31)       (0.18)       (0.22)       (0.23)       (0.29)
 From net realized gain on
   investments..................       (0.36)          --           --           --           --        (0.36)
                                    --------     --------     --------     --------     --------     --------
Total dividends and
 distributions..................       (0.68)       (0.31)       (0.18)       (0.22)       (0.23)       (0.65)
                                    --------     --------     --------     --------     --------     --------
Net asset value at end of
 period.........................    $  13.98     $  12.75     $  11.82     $  11.26     $  10.82     $  13.92
                                    ========     ========     ========     ========     ========     ========
Total investment return.........       14.86%       10.44%        6.59%(c)     6.11%       22.23%       14.57%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income..........        1.64%        1.80%        1.87%        1.94%        2.71%        1.39%
 Net expenses...................        0.62%        0.63%        0.53%        0.66%        0.67%        0.87%
 Expenses (before reimbursement)..      0.62%        0.63%        0.62%        0.66%        0.67%        0.87%
Portfolio turnover rate.........         119%          76%         100%         108%          76%         119%
Net assets at end of period (in
 000's).........................    $242,925     $246,179     $262,352     $291,995     $292,043     $157,565

                                              MAINSTAY VP CONVERTIBLE PORTFOLIO
                                    ------------------------------------------------------
                                                      SERVICE CLASS
                                    ------------------------------------------------------
                                                                              JUNE 5,
                                                                              2003(A)
                                                                              THROUGH
                                      YEAR ENDED DECEMBER 31,
                                      2006        2005        2004             2003
SELECTED PER SHARE DATA AND RATIOS  ------------------------------------------------------
Net asset value at beginning of
 period.........................    $  11.80     $ 11.24     $ 10.81          $  9.95
                                    --------     -------     -------          -------
Net investment income...........        0.19(b)     0.19(b)     0.20             0.14(b)
Net realized and unrealized gain
 on investments.................        1.00        0.53        0.43             0.94
                                    --------     -------     -------          -------
Total from investment
 operations.....................        1.19        0.72        0.63             1.08
                                    --------     -------     -------          -------
Less dividends and distributions:
 From net investment income.....       (0.28)      (0.16)      (0.20)           (0.22)
 From net realized gain on
   investments..................          --          --          --               --
                                    --------     -------     -------          -------
Total dividends and
 distributions..................       (0.28)      (0.16)      (0.20)           (0.22)
                                    --------     -------     -------          -------
Net asset value at end of
 period.........................    $  12.71     $ 11.80     $ 11.24          $ 10.81
                                    ========     =======     =======          =======
Total investment return.........       10.16%       6.32%(c)    5.85%           10.84%(d)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income..........        1.55%       1.62%       1.69%            2.46%+(e)
 Net expenses...................        0.88%       0.78%       0.91%            0.92%+
 Expenses (before reimbursement)..      0.88%       0.87%       0.91%            0.92%+
Portfolio turnover rate.........          76%        100%        108%              76%
Net assets at end of period (in
 000's).........................    $120,515     $97,786     $76,052          $23,672



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.50% and 6.24% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2007         2006         2005         2004         2003
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.45      $ 10.17      $  9.07      $  8.57      $  6.19
                                       -------      -------      -------      -------      -------
Net investment loss (b)..............    (0.03)       (0.04)       (0.05)       (0.07)       (0.07)
Net realized and unrealized gain on
 investments.........................     4.18         1.32         1.15         0.57         2.45
                                       -------      -------      -------      -------      -------
Total from investment operations.....     4.15         1.28         1.10         0.50         2.38
                                       -------      -------      -------      -------      -------
Less distributions:
 From net realized gain on
   investments.......................    (0.62)          --           --           --           --
                                       -------      -------      -------      -------      -------
Net asset value at end of period.....  $ 14.98      $ 11.45      $ 10.17      $  9.07      $  8.57
                                       =======      =======      =======      =======      =======
Total investment return..............    36.10%       12.64%       12.04%(d)     5.86%       38.49%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................    (0.23%)      (0.34%)      (0.59%)      (0.88%)      (1.01%)
 Net expenses........................     0.92%        0.96%#       0.90%#       1.08%#       1.19%
 Expenses (before reimbursement).....     0.92%        0.97%#       1.03%#       1.09%#       1.19%
Portfolio turnover rate..............      179%         228%         130%         129%         103%
Net assets at end of period (in
 000's)..............................  $36,128      $27,772      $27,614      $36,604      $38,146

                                                   MAINSTAY VP DEVELOPING GROWTH PORTFOLIO
                                       ----------------------------------------------------------------
                                                                SERVICE CLASS
                                       ----------------------------------------------------------------
                                                                                             JUNE 5,
                                                                                             2003(A)
                                                                                             THROUGH
                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                         2007         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.35      $ 10.10      $  9.04      $  8.56         $ 7.20
                                       -------      -------      -------      -------         ------
Net investment loss (b)..............    (0.07)       (0.07)       (0.08)       (0.09)         (0.06)
Net realized and unrealized gain on
 investments.........................     4.14         1.32         1.14         0.57           1.42
                                       -------      -------      -------      -------         ------
Total from investment operations.....     4.07         1.25         1.06         0.48           1.36
                                       -------      -------      -------      -------         ------
Less distributions:
 From net realized gain on
   investments.......................    (0.62)          --           --           --             --
                                       -------      -------      -------      -------         ------
Net asset value at end of period.....  $ 14.80      $ 11.35      $ 10.10      $  9.04         $ 8.56
                                       =======      =======      =======      =======         ======
Total investment return..............    35.76%       12.36%       11.73%(d)     5.60%         18.83%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................    (0.48%)      (0.59%)      (0.84%)      (1.13%)        (1.26%)+(e)
 Net expenses........................     1.17%        1.21%#       1.15%#       1.33%#         1.44%+
 Expenses (before reimbursement).....     1.17%        1.22%#       1.28%#       1.34%#         1.44%+
Portfolio turnover rate..............      179%         228%         130%         129%           103%
Net assets at end of period (in
 000's)..............................  $62,478      $31,805      $22,995      $16,098         $4,441



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 11.94% and 11.64% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.01%, 0.02% and 0.01% of average net assets for the years ended
     December 31, 2006, 2005 and 2004, respectively.
 +   Annualized.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP FLOATING RATE PORTFOLIO
                                                        -------------------------------------------------------------------------
                                                                  INITIAL CLASS                          SERVICE CLASS
                                                        ----------------------------------     ----------------------------------
                                                                                 MAY 2,                                 MAY 2,
                                                            YEAR ENDED          2005(A)            YEAR ENDED          2005(A)
                                                           DECEMBER 31,         THROUGH           DECEMBER 31,         THROUGH
                                                        -------------------   DECEMBER 31,     -------------------   DECEMBER 31,
                                                          2007       2006         2005           2007       2006         2005
SELECT PER SHARE DATA AND RATIOS                        -------------------------------------------------------------------------
Net asset value at beginning of period................  $  9.86    $  9.91      $ 10.00        $   9.86   $   9.91     $ 10.00
                                                        -------    -------      -------        --------   --------     -------
Net investment income.................................     0.64       0.62         0.32            0.61       0.60        0.31
Net realized and unrealized loss on investments.......    (0.39)     (0.05)       (0.09)          (0.39)     (0.05)      (0.09)
                                                        -------    -------      -------        --------   --------     -------
Total from investment operations......................     0.25       0.57         0.23            0.22       0.55        0.22
                                                        -------    -------      -------        --------   --------     -------
Less dividends:
 From net investment income...........................    (0.64)     (0.62)       (0.32)          (0.61)     (0.60)      (0.31)
                                                        -------    -------      -------        --------   --------     -------
Net asset value at end of period......................  $  9.47    $  9.86      $  9.91        $   9.47   $   9.86     $  9.91
                                                        =======    =======      =======        ========   ========     =======
Total investment return...............................     2.60%      5.99%        2.10%(b)        2.34%      5.73%       1.91%(b)
Ratios (to average net assets)/Supplemental Data:
 Net investment income................................     6.57%      6.37%        4.76%+          6.32%      6.12%       4.51%+
 Net expenses.........................................     0.67%      0.70%        0.84%+          0.92%      0.95%       1.09%+
Portfolio turnover rate...............................        9%         6%          11%              9%         6%         11%
Net assets at end of period (in 000's)................  $55,132    $51,569      $25,060        $280,400   $232,856     $92,528



------------

(a)  Commencement of operations.
(b)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     MAINSTAY VP GOVERNMENT PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2007         2006         2005         2004         2003
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  10.85     $  10.53     $  10.63     $  10.73     $  11.05
                                       --------     --------     --------     --------     --------
Net investment income................      0.51(b)      0.47(b)      0.40(b)      0.45         0.36(b)
Net realized and unrealized gain
 (loss) on investments...............      0.21        (0.04)       (0.15)       (0.09)       (0.15)
                                       --------     --------     --------     --------     --------
Total from investment operations.....      0.72         0.43         0.25         0.36         0.21
                                       --------     --------     --------     --------     --------
Less dividends:
 From net investment income..........     (0.55)       (0.11)       (0.35)       (0.46)       (0.53)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  11.02     $  10.85     $  10.53     $  10.63     $  10.73
                                       ========     ========     ========     ========     ========
Total investment return..............      6.69%        4.06%        2.38%(d)     3.33%        1.88%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      4.61%        4.45%        3.75%        3.63%        3.25%
 Net expenses........................      0.56%        0.57%        0.43%        0.59%        0.59%
 Expenses (before reimbursement).....      0.56%        0.57%        0.56%        0.59%        0.59%
Portfolio turnover rate..............        15%          83%(f)      171%(f)      113%         106%
Net assets at end of period (in
 000's)..............................  $170,115     $189,235     $231,485     $275,674     $359,332

                                                          MAINSTAY VP GOVERNMENT PORTFOLIO
                                       ----------------------------------------------------------------------
                                                                   SERVICE CLASS
                                       ----------------------------------------------------------------------
                                                                                                JUNE 4,
                                                                                                2003(A)
                                                                                                THROUGH
                                                   YEAR ENDED DECEMBER 31,                    DECEMBER 31,
                                         2007         2006         2005         2004              2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 10.81      $ 10.50      $ 10.61      $ 10.72           $ 11.42
                                       -------      -------      -------      -------           -------
Net investment income................     0.48(b)      0.45(b)      0.38(b)      0.44              0.21(b)
Net realized and unrealized gain
 (loss) on investments...............     0.20        (0.05)       (0.16)       (0.11)            (0.39)
                                       -------      -------      -------      -------           -------
Total from investment operations.....     0.68         0.40         0.22         0.33             (0.18)
                                       -------      -------      -------      -------           -------
Less dividends:
 From net investment income..........    (0.52)       (0.09)       (0.33)       (0.44)            (0.52)
                                       -------      -------      -------      -------           -------
Net asset value at end of period.....  $ 10.97      $ 10.81      $ 10.50      $ 10.61           $ 10.72
                                       =======      =======      =======      =======           =======
Total investment return..............     6.42%        3.80%        2.08%(d)     3.07%            (1.63%)(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............     4.36%        4.20%        3.50%        3.38%             3.00%+(e)
 Net expenses........................     0.81%        0.82%        0.68%        0.84%             0.84%+
 Expenses (before reimbursement).....     0.81%        0.82%        0.81%        0.84%             0.84%+
Portfolio turnover rate..............       15%          83%(f)      171%(f)      113%              106%
Net assets at end of period (in
 000's)..............................  $89,533      $69,104      $58,267      $40,085           $13,521



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.23% and 1.97% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Represents income earned for the year by the Class share less service fee of 0.25%.
(f)  The portfolio turnover rate not including dollar rolls is 46% and 50% for the year ended December 31, 2006 and the year ended December 31, 2005, respectively.
 +   Annualized.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                        MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
                                                              ------------------------------------------------------------
                                                                     INITIAL CLASS                   SERVICE CLASS
                                                              ----------------------------    ----------------------------
                                                                              FEBRUARY 13,                    FEBRUARY 13,
                                                                                2006(A)                         2006(A)
                                                               YEAR ENDED       THROUGH        YEAR ENDED       THROUGH
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2007            2006            2007            2006
SELECT PER SHARE DATA AND RATIOS                              ------------------------------------------------------------
Net asset value at beginning of period......................    $ 11.10          $10.00         $  11.08        $ 10.00
                                                                -------          ------         --------        -------
Net investment income.......................................       0.07            0.08(b)          0.05           0.07(b)
Net realized and unrealized gain on investments.............       1.11            1.17             1.10           1.15
                                                                -------          ------         --------        -------
Total from investment operations............................       1.18            1.25             1.15           1.22
                                                                -------          ------         --------        -------
Less dividends and distributions:
  From net investment income................................      (0.14)          (0.08)           (0.11)         (0.07)
  From net realized gain on investments.....................      (0.45)          (0.07)           (0.45)         (0.07)
                                                                -------          ------         --------        -------
Total dividends and distributions...........................      (0.59)          (0.15)           (0.56)         (0.14)
                                                                -------          ------         --------        -------
Net asset value at end of period............................    $ 11.69          $11.10         $  11.67        $ 11.08
                                                                =======          ======         ========        =======
Total investment return.....................................      10.41%          12.42%(c)        10.14%         12.18%(c)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................       0.75%           0.90%+           0.52%          0.72%+
  Net expenses..............................................       0.07%           0.24%+           0.32%          0.49%+
  Expenses (before reimbursement)...........................       0.09%           0.24%+           0.34%          0.49%+
Portfolio turnover rate.....................................         16%             61%              16%            61%
Net assets at end of period (in 000's)......................    $17,160          $7,312         $168,639        $74,594



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                       ------------------------------------------------------------------
                                                                 INITIAL CLASS
                                       ------------------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
                                         2007         2006          2005           2004           2003
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  10.55     $   9.59     $     9.90     $     9.41     $     7.39
                                       --------     --------     ----------     ----------     ----------
Net investment income................      0.80(b)      0.72(b)        0.73(b)        0.70           0.75(b)
Net realized and unrealized gain
 (loss) on investments...............     (0.55)        0.44          (0.46)          0.47           1.93
Net realized and unrealized gain
 (loss) on foreign currency
 transactions........................     (0.00)(c)    (0.00)(c)       0.02           0.02           0.01
                                       --------     --------     ----------     ----------     ----------
Total from investment operations.....      0.25         1.16           0.29           1.19           2.69
                                       --------     --------     ----------     ----------     ----------
Less dividends:
 From net investment income..........     (0.72)       (0.20)         (0.60)         (0.70)         (0.67)
                                       --------     --------     ----------     ----------     ----------
Net asset value at end of period.....  $  10.08     $  10.55     $     9.59     $     9.90     $     9.41
                                       ========     ========     ==========     ==========     ==========
Total investment return..............      2.31%       12.04%          2.94%(d)      12.72%         36.37%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      7.53%        7.20%          7.39%          7.40%          8.51%
 Net expenses........................      0.55%        0.56%          0.45%          0.59%          0.60%
 Expenses (before reimbursement).....      0.55%        0.56%          0.55%          0.59%          0.60%
Portfolio turnover rate..............        45%          48%            45%            39%            43%
Net assets at end of period (in
 000's)..............................  $866,747     $969,910     $1,022,911     $1,167,527     $1,114,766

                                                  MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
                                       ---------------------------------------------------------------------
                                                                   SERVICE CLASS
                                       ---------------------------------------------------------------------
                                                                                                JUNE 4,
                                                                                                2003(A)
                                                                                                THROUGH
                                                   YEAR ENDED DECEMBER 31,                   DECEMBER 31,
                                         2007         2006         2005         2004             2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  10.51     $   9.56     $   9.88     $   9.40          $  8.69
                                       --------     --------     --------     --------          -------
Net investment income................      0.77(b)      0.69(b)      0.71(b)      0.68             0.44(b)
Net realized and unrealized gain
 (loss) on investments...............     (0.55)        0.44        (0.47)        0.47             0.92
Net realized and unrealized gain
 (loss) on foreign currency
 transactions........................     (0.00)(c)    (0.00)(c)     0.02         0.02             0.00(c)
                                       --------     --------     --------     --------          -------
Total from investment operations.....      0.22         1.13         0.26         1.17             1.36
                                       --------     --------     --------     --------          -------
Less dividends:
 From net investment income..........     (0.70)       (0.18)       (0.58)       (0.69)           (0.65)
                                       --------     --------     --------     --------          -------
Net asset value at end of period.....  $  10.03     $  10.51     $   9.56     $   9.88             9.40
                                       ========     ========     ========     ========          =======
Total investment return..............      2.05%       11.76%        2.66%(d)    12.44%           15.66%(e)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      7.28%        6.95%        7.14%        7.15%            8.26%+(f)
 Net expenses........................      0.80%        0.81%        0.70%        0.84%            0.85%+
 Expenses (before reimbursement).....      0.80%        0.81%        0.80%        0.84%            0.85%+
Portfolio turnover rate..............        45%          48%          45%          39%              43%
Net assets at end of period (in
 000's)..............................  $603,312     $509,917     $400,109     $276,241          $79,608



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.85% and 2.58% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2007         2006         2005         2004         2003
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  13.75     $  11.61     $ 11.23      $ 10.18      $  8.01
                                       --------     --------     -------      -------      -------
Net investment income................      0.11         0.19(b)     0.15(b)      0.11         0.07(b)
Net realized and unrealized gain on
 investments.........................      0.87         2.04        0.46         1.04         2.17
                                       --------     --------     -------      -------      -------
Total from investment operations.....      0.98         2.23        0.61         1.15         2.24
                                       --------     --------     -------      -------      -------
Less dividends and distributions:
 From net investment income..........     (0.07)       (0.03)      (0.11)       (0.10)       (0.07)
 From net realized gain on
   investments.......................     (0.44)       (0.06)      (0.12)          --           --
                                       --------     --------     -------      -------      -------
Total dividends and distributions....     (0.51)       (0.09)      (0.23)       (0.10)       (0.07)
                                       --------     --------     -------      -------      -------
Net asset value at end of period.....  $  14.22     $  13.75     $ 11.61      $ 11.23      $ 10.18
                                       ========     ========     =======      =======      =======
Total investment return..............      6.86%       19.31%       5.44%(e)    11.37%       27.95%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.45%        1.50%       1.35%        1.04%        0.87%
 Net expenses........................      0.80%        0.88%#      0.77%#       0.96%        0.99%
 Expenses (before
   waiver/reimbursement).............      0.85%        0.94%#      0.91%#       0.96%        0.99%
Portfolio turnover rate..............       117%         130%         55%          75%          73%
Net assets at end of period (in
 000's)..............................  $250,237     $137,191     $66,657      $71,543      $62,229

                                                     MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
                                       ---------------------------------------------------------------------
                                                                   SERVICE CLASS
                                       ---------------------------------------------------------------------
                                                                                                JUNE 5,
                                                                                                2003(A)
                                                                                                THROUGH
                                                   YEAR ENDED DECEMBER 31,                   DECEMBER 31,
                                         2007         2006         2005         2004             2003
SELECT PER SHARE DATA AND RATIOS       ---------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  13.71     $ 11.59      $ 11.21      $ 10.17           $ 8.97
                                       --------     -------      -------      -------           ------
Net investment income................      0.03        0.15(b)      0.13(b)      0.09             0.03(b)
Net realized and unrealized gain on
 investments.........................      0.90        2.05         0.46         1.04             1.24
                                       --------     -------      -------      -------           ------
Total from investment operations.....      0.93        2.20         0.59         1.13             1.27
                                       --------     -------      -------      -------           ------
Less dividends and distributions:
 From net investment income..........     (0.06)      (0.02)       (0.09)       (0.09)           (0.07)
 From net realized gain on
   investments.......................     (0.44)      (0.06)       (0.12)          --               --
                                       --------     -------      -------      -------           ------
Total dividends and distributions....     (0.50)      (0.08)       (0.21)       (0.09)           (0.07)
                                       --------     -------      -------      -------           ------
Net asset value at end of period.....  $  14.14     $ 13.71      $ 11.59      $ 11.21           $10.17
                                       ========     =======      =======      =======           ======
Total investment return..............      6.59%      19.00%        5.21%(e)    11.09%           14.13%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.18%       1.23%        1.10%        0.79%            0.62%+(d)
 Net expenses........................      1.05%       1.13%#       1.02%#       1.21%            1.24%+
 Expenses (before
   waiver/reimbursement).............      1.10%       1.19%#       1.16%#       1.21%            1.24%+
Portfolio turnover rate..............       117%        130%          55%          75%              73%
Net assets at end of period (in
 000's)..............................  $158,831     $46,349      $28,632      $22,474           $6,033



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 5.36% and 5.14% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
 #   Includes fees paid indirectly which amounted to 0.01% and 0.01% of average net assets for the years ended December 31,
     2006 and 2005, respectively.
 +   Annualized.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2007         2006         2005         2004         2003
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  18.68     $  14.39     $  14.11     $  12.13     $  9.48
                                       --------     --------     --------     --------     -------
Net investment income (b)............      0.39         0.29         0.36         0.19        0.17
Net realized and unrealized gain on
 investments.........................      0.62         4.38         0.90         1.84        2.61
Net realized and unrealized gain
 (loss) on foreign currency
 transactions........................     (0.04)       (0.16)       (0.13)        0.07        0.06
                                       --------     --------     --------     --------     -------
Total from investment operations.....      0.97         4.51         1.13         2.10        2.84
                                       --------     --------     --------     --------     -------
Less dividends and distributions:
 From net investment income..........     (0.13)       (0.05)       (0.24)       (0.12)      (0.19)
 From net realized gain on
   investments.......................     (1.23)       (0.17)       (0.61)          --          --
                                       --------     --------     --------     --------     -------
Total dividends and distributions....     (1.36)       (0.22)       (0.85)       (0.12)      (0.19)
                                       --------     --------     --------     --------     -------
Net asset value at end of period.....  $  18.29     $  18.68     $  14.39     $  14.11     $ 12.13
                                       ========     ========     ========     ========     =======
Total investment return..............      4.93%       31.33%        7.99%(d)    17.34%      30.00%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.99%        1.79%        2.52%        1.53%       1.67%
 Net expenses........................      0.89%        0.92%        0.87%        0.99%       1.07%
 Expenses (before reimbursement).....      0.89%        0.92%        0.91%        0.99%       1.07%
Portfolio turnover rate..............        54%          44%          54%          49%        105%
Net assets at end of period (in
 000's)..............................  $358,292     $355,382     $219,867     $175,172     $95,754

                                                  MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
                                       ----------------------------------------------------------------
                                                                SERVICE CLASS
                                       ----------------------------------------------------------------
                                                                                             JUNE 5,
                                                                                             2003(A)
                                                                                             THROUGH
                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                         2007         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  18.59     $  14.35     $  14.08     $ 12.12         $10.40
                                       --------     --------     --------     -------         ------
Net investment income (b)............      0.32         0.25         0.33        0.15           0.00(c)
Net realized and unrealized gain on
 investments.........................      0.63         4.35         0.90        1.84           1.85
Net realized and unrealized gain
 (loss) on foreign currency
 transactions........................     (0.03)       (0.16)       (0.13)       0.07           0.06
                                       --------     --------     --------     -------         ------
Total from investment operations.....      0.92         4.44         1.10        2.06           1.91
                                       --------     --------     --------     -------         ------
Less dividends and distributions:
 From net investment income..........     (0.11)       (0.03)       (0.22)      (0.10)         (0.19)
 From net realized gain on
   investments.......................     (1.23)       (0.17)       (0.61)         --             --
                                       --------     --------     --------     -------         ------
Total dividends and distributions....     (1.34)       (0.20)       (0.83)      (0.10)         (0.19)
                                       --------     --------     --------     -------         ------
Net asset value at end of period.....  $  18.17     $  18.59     $  14.35     $ 14.08         $12.12
                                       ========     ========     ========     =======         ======
Total investment return..............      4.67%       31.00%        7.74%(d)   17.05%         18.31%(e)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.68%        1.50%        2.27%       1.28%          1.42%+(f)
 Net expenses........................      1.14%        1.17%        1.12%       1.24%          1.32%+
 Expenses (before reimbursement).....      1.14%        1.17%        1.16%       1.24%          1.32%+
Portfolio turnover rate..............        54%          44%          54%         49%           105%
Net assets at end of period (in
 000's)..............................  $303,642     $217,511     $105,102     $51,408         $9,146



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.95% and 7.71% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
 +   Annualized.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2007         2006         2005         2004         2003
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  12.39     $  11.57     $  11.09     $  11.38     $   8.90
                                       --------     --------     --------     --------     --------
Net investment income (loss).........      0.02(c)      0.01(c)      0.02(c)      0.02         0.02(c)
Net realized and unrealized gain
 (loss) on investments...............      2.63         0.83         0.46        (0.29)        2.48
                                       --------     --------     --------     --------     --------
Total from investment operations.....      2.65         0.84         0.48        (0.27)        2.50
                                       --------     --------     --------     --------     --------
Less dividends:
 From net investment income..........     (0.00)(b)    (0.02)       (0.00)(b)    (0.02)       (0.02)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  15.04     $  12.39     $  11.57     $  11.09     $  11.38
                                       ========     ========     ========     ========     ========
Total investment return..............     21.35%        7.24%        4.35%(d)    (2.32%)      28.05%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........      0.11%        0.07%        0.28%        0.22%        0.17%
 Net expenses........................      0.70%        0.79%#       0.64%#       0.85%#       0.83%
 Expenses (before
   waiver/reimbursement).............      0.72%        0.81%#       0.79%#       0.88%#       0.83%
Portfolio turnover rate..............        82%          96%         205%         117%         160%
Net assets at end of period (in
 000's)..............................  $266,473     $181,657     $108,635     $130,091     $154,082

                                                    MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
                                       ----------------------------------------------------------------
                                                                SERVICE CLASS
                                       ----------------------------------------------------------------
                                                                                             JUNE 6,
                                                                                             2003(A)
                                                                                             THROUGH
                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                         2007         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 12.33      $ 11.53      $ 11.07      $ 11.37         $10.18
                                       -------      -------      -------      -------         ------
Net investment income (loss).........    (0.02)(c)    (0.02)(c)     0.00(b)(c)    0.00(b)      (0.00)(b)(c)
Net realized and unrealized gain
 (loss) on investments...............     2.62         0.82         0.46        (0.30)          1.20
                                       -------      -------      -------      -------         ------
Total from investment operations.....     2.60         0.80         0.46        (0.30)          1.20
                                       -------      -------      -------      -------         ------
Less dividends:
 From net investment income..........       --        (0.00)(b)       --        (0.00)(b)      (0.01)
                                       -------      -------      -------      -------         ------
Net asset value at end of period.....  $ 14.93      $ 12.33      $ 11.53      $ 11.07         $11.37
                                       =======      =======      =======      =======         ======
Total investment return..............    21.05%        6.97%        4.10%(d)    (2.57%)        11.83%(e)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income (loss)........    (0.13%)      (0.18%)       0.03%       (0.03%)        (0.08%)(f)
 Net expenses........................     0.95%        1.04%#       0.89%#       1.10%#         1.08%+
 Expenses (before
   waiver/reimbursement).............     0.97%        1.06%#       1.04%#       1.13%#         1.08%+
Portfolio turnover rate..............       82%          96%         205%         117%           160%
Net assets at end of period (in
 000's)..............................  $75,403      $39,592      $22,993      $18,500         $7,455



------------

(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  Per share data based on average shares during the period.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.20% and 3.98% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 #   Includes fees paid indirectly which amounted to 0.01%, less than 0.01% and 0.03% of average net assets for the years ended December 31, 2006, 2005 and 2004, respectively.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP MID CAP CORE PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2007         2006         2005         2004         2003
SELECTED PER SHARE DATA AND RATIOS     ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  15.68     $  13.72     $  13.12     $  11.01     $  8.16
                                       --------     --------     --------     --------     -------
Net investment income................      0.04         0.07         0.07         0.06        0.05(b)
Net realized and unrealized gain on
 investments.........................      0.82         1.99         2.02         2.39        2.84
                                       --------     --------     --------     --------     -------
Total from investment operations.....      0.86         2.06         2.09         2.45        2.89
                                       --------     --------     --------     --------     -------
Less dividends and distributions:
 From net investment income..........     (0.07)          --        (0.08)       (0.06)      (0.04)
 From net realized gain on
   investments.......................     (1.61)       (0.10)       (1.41)       (0.28)         --
                                       --------     --------     --------     --------     -------
Total dividends and distributions....     (1.68)       (0.10)       (1.49)       (0.34)      (0.04)
                                       --------     --------     --------     --------     -------
Net asset value at end of period.....  $  14.86     $  15.68     $  13.72     $  13.12     $ 11.01
                                       ========     ========     ========     ========     =======
Total investment return..............      5.03%       14.96%       15.86%       22.27%      35.43%
Ratios (to average net
 assets)/Supplement Data:
 Net investment income...............      0.25%        0.51%        0.54%        0.70%       0.55%
 Net expenses........................      0.91%        0.93%        0.94%        0.98%       0.98%
 Expenses (before
   waiver/reimbursement).............      0.91%        0.93%        0.94%        1.04%       1.18%
Portfolio turnover rate..............       166%         166%         159%         185%        202%
Net assets at end of period (in
 000's)..............................  $202,966     $199,356     $159,762     $128,178     $55,351

                                                      MAINSTAY VP MID CAP CORE PORTFOLIO
                                       ----------------------------------------------------------------
                                                                SERVICE CLASS
                                       ----------------------------------------------------------------
                                                                                             JUNE 5,
                                                                                             2003(A)
                                                                                             THROUGH
                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                         2007         2006         2005         2004           2003
SELECTED PER SHARE DATA AND RATIOS     ----------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  15.59     $  13.68     $ 13.10      $ 11.00         $ 9.28
                                       --------     --------     -------      -------         ------
Net investment income................      0.00(c)      0.04        0.04         0.04           0.03(b)
Net realized and unrealized gain on
 investments.........................      0.81         1.97        2.00         2.38           1.72
                                       --------     --------     -------      -------         ------
Total from investment operations.....      0.81         2.01        2.04         2.42           1.75
                                       --------     --------     -------      -------         ------
Less dividends and distributions:
 From net investment income..........     (0.04)          --       (0.05)       (0.04)         (0.03)
 From net realized gain on
   investments.......................     (1.61)       (0.10)      (1.41)       (0.28)            --
                                       --------     --------     -------      -------         ------
Total dividends and distributions....     (1.65)       (0.10)      (1.46)       (0.32)         (0.03)
                                       --------     --------     -------      -------         ------
Net asset value at end of period.....  $  14.75     $  15.59     $ 13.68      $ 13.10         $11.00
                                       ========     ========     =======      =======         ======
Total investment return..............      4.77%       14.67%      15.57%       21.96%         18.89%(d)
Ratios (to average net
 assets)/Supplement Data:
 Net investment income...............      0.01%        0.26%       0.37%        0.45%          0.30%+(e)
 Net expenses........................      1.16%        1.18%       1.19%        1.23%          1.23%+
 Expenses (before
   waiver/reimbursement).............      1.16%        1.18%       1.19%        1.29%          1.43%+
Portfolio turnover rate..............       166%         166%        159%         185%           202%
Net assets at end of period (in
 000's)..............................  $167,083     $132,240     $89,991      $42,662         $8,930



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one-tenth of a percent.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service of 0.25%.
 +   Annualized.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2007         2006         2005         2004         2003
SELECTED PER SHARE DATA AND RATIOS     ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  14.58     $  13.59     $  11.61     $   9.47     $  6.54
                                       --------     --------     --------     --------     -------
Net investment income (loss).........      0.02         0.00(b)     (0.03)(c)    (0.03)(c)   (0.04)(c)
Net realized and unrealized gain on
 investments.........................      2.31         1.25         2.02         2.17        2.97
                                       --------     --------     --------     --------     -------
Total from investment operations.....      2.33         1.25         1.99         2.14        2.93
                                       --------     --------     --------     --------     -------
Less distributions:
 From net realized gain on
   investments.......................     (1.13)       (0.26)       (0.01)          --          --
                                       --------     --------     --------     --------     -------
Net asset value at end of period.....  $  15.78     $  14.58     $  13.59     $  11.61     $  9.47
                                       ========     ========     ========     ========     =======
Total investment return..............     15.79%        9.24%       17.10%(f)    22.61%      44.78%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income (loss)........      0.14%        0.01%       (0.21%)      (0.32%)     (0.57%)
 Net expenses........................      0.80%        0.82%        0.79%        0.88%       0.97%
 Expenses (before reimbursement).....      0.80%        0.82%        0.81%        0.88%       0.97%
Portfolio turnover rate..............        46%          51%          26%          50%         38%
Net assets at end of period (in
 000's)..............................  $177,799     $173,108     $163,514     $127,345     $83,839

                                                     MAINSTAY VP MID CAP GROWTH PORTFOLIO
                                       ----------------------------------------------------------------
                                                                SERVICE CLASS
                                       ----------------------------------------------------------------
                                                                                             JUNE 5,
                                                                                             2003(A)
                                                                                             THROUGH
                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                         2007         2006         2005         2004           2003
SELECTED PER SHARE DATA AND RATIOS     ----------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  14.45     $  13.50     $  11.56     $  9.45        $  7.77
                                       --------     --------     --------     -------        -------
Net investment income (loss).........     (0.02)       (0.03)       (0.06)(c)   (0.05)(c)      (0.03)(c)
Net realized and unrealized gain on
 investments.........................      2.29         1.24         2.01        2.16           1.71
                                       --------     --------     --------     -------        -------
Total from investment operations.....      2.27         1.21         1.95        2.11           1.68
                                       --------     --------     --------     -------        -------
Less distributions:
 From net realized gain on
   investments.......................     (1.13)       (0.26)       (0.01)         --             --
                                       --------     --------     --------     -------        -------
Net asset value at end of period.....  $  15.59     $  14.45     $  13.50     $ 11.56        $  9.45
                                       ========     ========     ========     =======        =======
Total investment return..............     15.50%        8.97%       16.80%(f)   22.30%         21.71%(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income (loss)........     (0.13%)      (0.24%)      (0.46%)     (0.57%)        (0.82%)+(e)
 Net expenses........................      1.05%        1.07%        1.04%       1.13%          1.22%+
 Expenses (before reimbursement).....      1.05%        1.07%        1.06%       1.13%          1.22%+
Portfolio turnover rate..............        46%          51%          26%         50%            38%
Net assets at end of period (in
 000's)..............................  $208,261     $166,468     $133,317     $69,651        $16,783



------------

(a)  Commencement of operations.
(b)  Less than one cent per share.
(c)  Per share data based on average shares outstanding during the period.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(f)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 17.07% and 16.78% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   MAINSTAY VP MID CAP VALUE PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2007         2006         2005         2004         2003
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  13.87     $  12.33     $  12.31     $  10.65     $   8.33
                                       --------     --------     --------     --------     --------
Net investment income................      0.18         0.15         0.11(b)      0.10         0.11(b)
Net realized and unrealized gain
 (loss) on investments...............     (0.27)        1.58         0.60         1.77         2.30
                                       --------     --------     --------     --------     --------
Total from investment operations.....     (0.09)        1.73         0.71         1.87         2.41
                                       --------     --------     --------     --------     --------
Less dividends and distributions:
 From net investment income..........     (0.15)       (0.01)       (0.10)       (0.10)       (0.09)
 From net realized gain on
   investments.......................     (1.20)       (0.18)       (0.59)       (0.11)          --
                                       --------     --------     --------     --------     --------
Total dividends and distributions....     (1.35)       (0.19)       (0.69)       (0.21)       (0.09)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  12.43     $  13.87     $  12.33     $  12.31     $  10.65
                                       ========     ========     ========     ========     ========
Total investment return..............     (1.14%)      14.05%        5.70%(c)(d)    17.54%    28.97%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.19%        1.09%        0.89%        1.08%        1.21%
 Net expenses........................      0.75%        0.76%        0.72%        0.81%        0.84%
 Expenses (before reimbursement).....      0.75%        0.76%        0.75%        0.81%        0.84%
Portfolio turnover rate..............        48%          52%          37%          29%          34%
Net assets at end of period (in
 000's)..............................  $252,067     $285,826     $279,251     $255,129     $141,877

                                                     MAINSTAY VP MID CAP VALUE PORTFOLIO
                                       ----------------------------------------------------------------
                                                                SERVICE CLASS
                                       ----------------------------------------------------------------
                                                                                             JUNE 5,
                                                                                             2003(A)
                                                                                             THROUGH
                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                         2007         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  13.81     $  12.29     $  12.29     $ 10.64        $  9.18
                                       --------     --------     --------     -------        -------
Net investment income................      0.12         0.11         0.08(b)     0.08           0.05(b)
Net realized and unrealized gain
 (loss) on investments...............     (0.24)        1.59         0.58        1.76           1.50
                                       --------     --------     --------     -------        -------
Total from investment operations.....     (0.12)        1.70         0.66        1.84           1.55
                                       --------     --------     --------     -------        -------
Less dividends and distributions:
 From net investment income..........     (0.12)          --        (0.07)      (0.08)         (0.09)
 From net realized gain on
   investments.......................     (1.20)       (0.18)       (0.59)      (0.11)            --
                                       --------     --------     --------     -------        -------
Total dividends and distributions....     (1.32)       (0.18)       (0.66)      (0.19)         (0.09)
                                       --------     --------     --------     -------        -------
Net asset value at end of period.....  $  12.37     $  13.81     $  12.29     $ 12.29        $ 10.64
                                       ========     ========     ========     =======        =======
Total investment return..............     (1.39%)      13.77%        5.43%(c)(d)   17.25%      16.89%(e)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      0.95%        0.85%        0.64%       0.83%          0.96%+(f)
 Net expenses........................      1.00%        1.01%        0.97%       1.06%          1.09%+
 Expenses (before reimbursement).....      1.00%        1.01%        1.00%       1.06%          1.09%+
Portfolio turnover rate..............        48%          52%          37%         29%            34%
Net assets at end of period (in
 000's)..............................  $201,524     $191,368     $150,474     $79,813        $17,384



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing cost. If these nonrecurring reimbursements had not been made, the total return would have been 5.67% and 5.40% for the Initial Class and Service Class,
     respectively, for the year ended December 31, 2005.
(d)  The effect of losses resulting from compliance violations and the subadviser reimbursement of such losses were less than
     0.01%.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                      MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
                                                              ----------------------------------------------------------
                                                                     INITIAL CLASS                 SERVICE CLASS
                                                              ---------------------------   ----------------------------
                                                                             FEBRUARY 13,                   FEBRUARY 13,
                                                                               2006(A)                        2006(A)
                                                               YEAR ENDED      THROUGH       YEAR ENDED       THROUGH
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              ------------   ------------   ------------    ------------
Net asset value at beginning of period......................    $ 10.86         $10.00        $  10.85        $  10.00
                                                                -------         ------        --------        --------
Net investment income.......................................       0.22           0.18(b)         0.20            0.14(b)
Net realized and unrealized gain on investments.............       0.74           0.82            0.72            0.83
                                                                -------         ------        --------        --------
Total from investment operations............................       0.96           1.00            0.92            0.97
                                                                -------         ------        --------        --------
Less dividends and distributions:
 From net investment income.................................     (0.26)         (0.11)          (0.23)          (0.09)
 From net realized gain on investments......................     (0.24)         (0.03)          (0.24)          (0.03)
                                                                -------         ------        --------        --------
Total dividends and distributions...........................     (0.50)         (0.14)          (0.47)          (0.12)
                                                                -------         ------        --------        --------
Net asset value at end of period............................    $ 11.32         $10.86        $  11.30        $  10.85
                                                                =======         ======        ========        ========
Total investment return.....................................       8.73%          9.93%(c)        8.46%           9.69%(c)
Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................       2.50%          1.96%+          2.29%           1.55%+
 Net expenses...............................................       0.06%          0.15%+          0.31%           0.40%+
 Expenses (before reimbursement)............................       0.07%          0.15%+          0.32%           0.40%+
Portfolio turnover rate.....................................         10%            62%             10%             62%
Net assets at end of period (in 000's)......................    $11,750         $5,370        $282,148        $132,965



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                   MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
                                                              ----------------------------------------------------------
                                                                     INITIAL CLASS                 SERVICE CLASS
                                                              ---------------------------   ----------------------------
                                                                             FEBRUARY 13,                   FEBRUARY 13,
                                                                               2006(A)                        2006(A)
                                                               YEAR ENDED      THROUGH       YEAR ENDED       THROUGH
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
SELECT PER SHARE DATA AND RATIOS                              ------------   ------------   ------------    ------------
Net asset value at beginning of period......................    $ 11.04        $ 10.00        $  11.03        $  10.00
                                                                -------        -------        --------        --------
Net investment income.......................................       0.17           0.16(b)         0.14            0.13(b)
Net realized and unrealized gain on investments.............       0.88           1.03            0.87            1.04
                                                                -------        -------        --------        --------
Total from investment operations............................       1.05           1.19            1.01            1.17
                                                                -------        -------        --------        --------
Less dividends and distributions:
 From net investment income.................................     (0.22)         (0.10)          (0.19)          (0.09)
 From net realized gain on investments......................     (0.36)         (0.05)          (0.36)          (0.05)
                                                                -------        -------        --------        --------
Total dividends and distributions...........................     (0.58)         (0.15)          (0.55)          (0.14)
                                                                -------        -------        --------        --------
Net asset value at end of period............................    $ 11.51        $ 11.04        $  11.49        $  11.03
                                                                =======        =======        ========        ========
Total investment return.....................................       9.40%         11.92%(c)        9.13%          11.69%(c)
Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................       1.78%          1.70%+          1.54%           1.39%+
 Net expenses...............................................       0.05%          0.13%+          0.30%           0.38%+
 Expenses (before reimbursement)............................       0.07%          0.13%+          0.32%           0.38%+
Portfolio turnover rate.....................................         15%            46%             15%             46%
Net assets at end of period (in 000's)......................    $21,772        $10,468        $343,687        $163,754



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
 +   Annualized.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                       --------------------------------------------------------------------------
                                                                     INITIAL CLASS
                                       --------------------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31,
                                          2007           2006           2005               2004           2003
SELECTED PER SHARE DATA AND RATIOS     --------------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $    29.01     $    25.25     $    24.38         $    22.40     $    17.68
                                       ----------     ----------     ----------         ----------     ----------
Net investment income (b)............        0.53           0.44           0.41               0.37(c)        0.27
Net realized and unrealized gain on
 investments.........................        1.00           3.47           0.76               1.98           4.72
                                       ----------     ----------     ----------         ----------     ----------
Total from investment operations.....        1.53           3.91           1.17               2.35           4.99
                                       ----------     ----------     ----------         ----------     ----------
Less dividends and distributions:
 From net investment income..........       (0.49)         (0.15)         (0.30)             (0.37)         (0.27)
 Return of capital...................          --             --             --                 --          (0.00)(d)
                                       ----------     ----------     ----------         ----------     ----------
Total dividends and distributions....       (0.49)         (0.15)         (0.30)             (0.37)         (0.27)
                                       ----------     ----------     ----------         ----------     ----------
Net asset value at end of period.....  $    30.05     $    29.01     $    25.25         $    24.38     $    22.40
                                       ==========     ==========     ==========         ==========     ==========
Total investment return..............        5.22%         15.45%          4.77%(e)          10.49%         28.19%
Ratios (to average net
 assets)/Supplement Data:
 Net investment income...............        1.73%          1.66%          1.68%              1.64%(c)       1.40%
 Net expenses........................        0.28%          0.35%          0.19%              0.39%          0.39%
 Expenses (before
   waiver/reimbursement).............        0.33%          0.35%          0.34%              0.39%          0.39%
Portfolio turnover rate..............           4%             5%             5%                 3%             3%
Net assets at end of period (in
 000's)..............................  $1,134,325     $1,241,402     $1,227,193         $1,322,061     $1,239,412

                                                       MAINSTAY VP S&P 500 INDEX PORTFOLIO
                                       --------------------------------------------------------------------
                                                                  SERVICE CLASS
                                       --------------------------------------------------------------------
                                                                                                 JUNE 5,
                                                                                                 2003(a)
                                                                                                 THROUGH
                                                   YEAR ENDED DECEMBER 31,                     DECEMBER 31,
                                         2007         2006         2005         2004               2003
SELECTED PER SHARE DATA AND RATIOS     --------------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  28.90     $  25.18     $  24.34     $  22.38           $ 19.95
                                       --------     --------     --------     --------           -------
Net investment income (b)............      0.45         0.38         0.35         0.34(c)           0.12
Net realized and unrealized gain on
 investments.........................      0.99         3.44         0.74         1.95              2.56
                                       --------     --------     --------     --------           -------
Total from investment operations.....      1.44         3.82         1.09         2.29              2.68
                                       --------     --------     --------     --------           -------
Less dividends and distributions:
 From net investment income..........     (0.43)       (0.10)       (0.25)       (0.33)            (0.25)
 Return of capital...................        --           --           --           --             (0.00)(d)
                                       --------     --------     --------     --------           -------
Total dividends and distributions....     (0.43)       (0.10)       (0.25)       (0.33)            (0.25)
                                       --------     --------     --------     --------           -------
Net asset value at end of period.....  $  29.91     $  28.90     $  25.18     $  24.34           $ 22.38
                                       ========     ========     ========     ========           =======
Total investment return..............      4.96%       15.16%        4.47%(e)    10.22%            13.50%(f)
Ratios (to average net
 assets)/Supplement Data:
 Net investment income...............      1.49%        1.41%        1.43%        1.39%(c)          1.15%+(g)
 Net expenses........................      0.53%        0.60%        0.44%        0.64%             0.64%+
 Expenses (before
   waiver/reimbursement).............      0.58%        0.60%        0.59%        0.64%             0.64%+
Portfolio turnover rate..............         4%           5%           5%           3%                3%
Net assets at end of period (in
 000's)..............................  $301,185     $274,579     $214,208     $147,699           $39,440



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per share and 0.32%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 4.62% and 4.35% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2007         2006         2005         2004         2003
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.84      $ 11.14      $ 10.89      $   9.96     $  7.03
                                       -------      -------      -------      --------     -------
Net investment loss (b)..............    (0.06)       (0.06)       (0.03)        (0.06)      (0.06)
Net realized and unrealized gain
 (loss) on investments...............    (0.26)        0.76         0.48          0.99        2.99
                                       -------      -------      -------      --------     -------
Total from investment operations.....    (0.32)        0.70         0.45          0.93        2.93
                                       -------      -------      -------      --------     -------
Less distributions:
 From net realized gain on
   investments.......................    (0.87)       (0.00)(c)    (0.20)           --          --
                                       -------      -------      -------      --------     -------
Net asset value at end of period.....  $ 10.65      $ 11.84      $ 11.14      $  10.89     $  9.96
                                       =======      =======      =======      ========     =======
Total investment return..............    (3.19%)       6.32%        4.06%         9.40%      41.69%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................    (0.51%)      (0.52%)      (0.26%)       (0.61%)     (0.73%)
 Net expenses........................     0.96%        0.98%        0.95%         0.95%       0.95%
 Expenses (before reimbursement).....     0.96%        0.98%        0.98%         1.14%       1.21%
Portfolio turnover rate..............       81%          60%          41%          108%         65%
Net assets at end of period (in
 000's)..............................  $74,218      $92,819      $94,855      $105,650     $90,085

                                                    MAINSTAY VP SMALL CAP GROWTH PORTFOLIO
                                       ----------------------------------------------------------------
                                                                SERVICE CLASS
                                       ----------------------------------------------------------------
                                                                                             JUNE 5,
                                                                                             2003(A)
                                                                                             THROUGH
                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                         2007         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 11.74      $ 11.07      $ 10.85      $  9.94        $  8.06
                                       -------      -------      -------      -------        -------
Net investment loss (b)..............    (0.09)       (0.09)       (0.06)       (0.08)         (0.04)
Net realized and unrealized gain
 (loss) on investments...............    (0.26)        0.76         0.48         0.99           1.92
                                       -------      -------      -------      -------        -------
Total from investment operations.....    (0.35)        0.67         0.42         0.91           1.88
                                       -------      -------      -------      -------        -------
Less distributions:
 From net realized gain on
   investments.......................    (0.87)       (0.00)(c)    (0.20)          --             --
                                       -------      -------      -------      -------        -------
Net asset value at end of period.....  $ 10.52      $ 11.74      $ 11.07      $ 10.85        $  9.94
                                       =======      =======      =======      =======        =======
Total investment return..............    (3.43%)       6.06%        3.81%        9.13%         23.37%(d)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment loss.................    (0.76%)      (0.77%)      (0.51%)      (0.86%)        (0.98%)+(e)
 Net expenses........................     1.21%        1.23%        1.20%        1.20%          1.20%+
 Expenses (before reimbursement).....     1.21%        1.23%        1.23%        1.39%          1.46%+
Portfolio turnover rate..............       81%          60%          41%         108%            65%
Net assets at end of period (in
 000's)..............................  $85,188      $89,447      $80,314      $56,037        $14,398



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.


--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    MAINSTAY VP TOTAL RETURN PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                          YEAR ENDED DECEMBER 31
                                         2007         2006         2005         2004         2003
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  18.78     $  17.48     $  16.67     $  15.93     $  13.55
                                       --------     --------     --------     --------     --------
Net investment income................      0.47(b)      0.37(b)      0.33(b)      0.28(c)      0.27(b)
Net realized and unrealized gain on
 investments.........................      0.97         1.30         0.75         0.74         2.39
                                       --------     --------     --------     --------     --------
Total from investment operations.....      1.44         1.67         1.08         1.02         2.66
                                       --------     --------     --------     --------     --------
Less dividends and distributions:
 From net investment income..........     (0.45)       (0.12)       (0.27)       (0.28)       (0.28)
 From net realized gain on
   investments.......................     (1.37)       (0.25)          --           --           --
                                       --------     --------     --------     --------     --------
Total dividends and distributions....     (1.82)       (0.37)       (0.27)       (0.28)       (0.28)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  18.40     $  18.78     $  17.48     $  16.67     $  15.93
                                       ========     ========     ========     ========     ========
Total investment return..............      7.51%        9.50%        6.50%(d)     6.37%       19.68%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...............      2.42%        2.06%        1.96%        1.64%(c)     1.87%
 Net expenses........................      0.58%        0.59%        0.37%        0.62%        0.61%
 Expenses (before reimbursement).....      0.58%        0.59%        0.58%        0.62%        0.61%
Portfolio turnover rate..............        76%          61%(e)       76%(e)      111%          69%
Net assets at end of period (in
 000's)..............................  $373,886     $408,052     $451,605     $523,683     $558,181

                                                      MAINSTAY VP TOTAL RETURN PORTFOLIO
                                       ----------------------------------------------------------------
                                                                SERVICE CLASS
                                       ----------------------------------------------------------------
                                                                                             JUNE 4,
                                                                                             2003(A)
                                                                                             THROUGH
                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                         2007         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------------------------------------
Net asset value at beginning of
 period..............................  $ 18.72      $ 17.43      $ 16.64      $ 15.92        $ 14.79
                                       -------      -------      -------      -------        -------
Net investment income................     0.42(b)      0.33(b)      0.29(b)      0.24(c)        0.14(b)
Net realized and unrealized gain on
 investments.........................     0.97         1.29         0.73         0.73           1.26
                                       -------      -------      -------      -------        -------
Total from investment operations.....     1.39         1.62         1.02         0.97           1.40
                                       -------      -------      -------      -------        -------
Less dividends and distributions:
 From net investment income..........    (0.41)       (0.08)       (0.23)       (0.25)         (0.27)
 From net realized gain on
   investments.......................    (1.37)       (0.25)          --           --             --
                                       -------      -------      -------      -------        -------
Total dividends and distributions....    (1.78)       (0.33)       (0.23)       (0.25)         (0.27)
                                       -------      -------      -------      -------        -------
Net asset value at end of period.....  $ 18.33      $ 18.72      $ 17.43      $ 16.64        $ 15.92
                                       =======      =======      =======      =======        =======
Total investment return..............     7.24%        9.23%        6.19%(d)     6.10%          9.47%(f)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...............     2.17%        1.81%        1.71%        1.39%(c)       1.62%+(g)
 Net expenses........................     0.83%        0.84%        0.62%        0.87%          0.86%+
 Expenses (before reimbursement).....     0.83%        0.84%        0.83%        0.87%          0.86%+
Portfolio turnover rate..............       76%          61%(e)       76%(e)      111%            69%
Net assets at end of period (in
 000's)..............................  $58,724      $55,833      $48,909      $37,849        $12,116



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per share and 0.05%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.27% and 5.99% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  The portfolio turnover rate not including mortgage dollar rolls is 51% and 39% for the years ended December 31, 2006 and
     2005, respectively.
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       MAINSTAY VP VALUE PORTFOLIO
                                       ------------------------------------------------------------
                                                              INITIAL CLASS
                                       ------------------------------------------------------------

                                                         YEAR ENDED DECEMBER 31,
                                         2007         2006         2005         2004         2003
SELECT PER SHARE DATA AND RATIOS       ------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  20.18     $  17.29     $  16.47     $  14.96     $  11.91
                                       --------     --------     --------     --------     --------
Net investment income................      0.36(b)      0.32(b)      0.27(b)      0.18         0.21(b)
Net realized and unrealized gain on
 investments.........................      0.18         2.94         0.76         1.51         3.04
                                       --------     --------     --------     --------     --------
Total from investment operations.....      0.54         3.26         1.03         1.69         3.25
                                       --------     --------     --------     --------     --------
Less dividends and distributions:
 From net investment income..........     (0.34)       (0.07)       (0.21)       (0.18)       (0.20)
 From net realized gain on
   investments.......................     (1.76)       (0.30)          --           --           --
                                       --------     --------     --------     --------     --------
Total dividends and distributions....     (2.10)       (0.37)       (0.21)       (0.18)       (0.20)
                                       --------     --------     --------     --------     --------
Net asset value at end of period.....  $  18.62     $  20.18     $  17.29     $  16.47     $  14.96
                                       ========     ========     ========     ========     ========
Total investment return..............      2.19%       18.87%        6.24%(d)    11.28%       27.37%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.72%        1.72%        1.58%        1.34%        1.60%
 Net expenses........................      0.60%        0.62%        0.50%        0.65%        0.66%
 Expenses (before reimbursement).....      0.60%        0.62%        0.61%        0.65%        0.66%
Portfolio turnover rate..............        52%          46%          40%          81%          62%
Net assets at end of period (in
 000's)..............................  $547,045     $597,831     $548,065     $567,182     $418,992

                                                         MAINSTAY VP VALUE PORTFOLIO
                                       ----------------------------------------------------------------
                                                                SERVICE CLASS
                                       ----------------------------------------------------------------
                                                                                             JUNE 4,
                                                                                             2003(A)
                                                                                             THROUGH
                                                   YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                                         2007         2006         2005         2004           2003
SELECT PER SHARE DATA AND RATIOS       ----------------------------------------------------------------
Net asset value at beginning of
 period..............................  $  20.10     $  17.24     $ 16.44      $ 14.95        $ 12.81
                                       --------     --------     -------      -------        -------
Net investment income................      0.30(b)      0.27(b)     0.22(b)      0.15           0.10(b)
Net realized and unrealized gain on
 investments.........................      0.18         2.94        0.76         1.49           2.23
                                       --------     --------     -------      -------        -------
Total from investment operations.....      0.48         3.21        0.98         1.64           2.33
                                       --------     --------     -------      -------        -------
Less dividends and distributions:
 From net investment income..........     (0.30)       (0.05)      (0.18)       (0.15)         (0.19)
 From net realized gain on
   investments.......................     (1.76)       (0.30)         --           --             --
                                       --------     --------     -------      -------        -------
Total dividends and distributions....     (2.06)       (0.35)      (0.18)       (0.15)         (0.19)
                                       --------     --------     -------      -------        -------
Net asset value at end of period.....  $  18.52     $  20.10     $ 17.24      $ 16.44        $ 14.95
                                       ========     ========     =======      =======        =======
Total investment return..............      1.94%       18.58%       5.96%(d)    11.01%         18.14%(c)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income...............      1.46%        1.46%       1.33%        1.09%          1.35%+(e)
 Net expenses........................      0.85%        0.87%       0.75%        0.90%          0.91%+
 Expenses (before reimbursement).....      0.85%        0.87%       0.86%        0.90%          0.91%+
Portfolio turnover rate..............        52%          46%         40%          81%            62%
Net assets at end of period (in
 000's)..............................  $134,920     $121,878     $80,384      $56,367        $15,024



------------

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 6.13% and 5.87% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
 +   Annualized.

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:


Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, or call 1-800-598-2019. These documents are also available via the internet on the Fund's website at www.mainstayfunds.com.



You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, DC (phone 1-202-551-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUBADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833-01

                          MAINSTAY VP SERIES FUND, INC.

                              INITIAL CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2008

                                   ----------

MainStay VP Balanced Portfolio
MainStay VP Bond Portfolio
MainStay VP Capital Appreciation Portfolio
MainStay VP Cash Management Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Conservative Allocation Portfolio
MainStay VP Convertible Portfolio
MainStay VP Developing Growth Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP ICAP Select Equity Portfolio
MainStay VP International Equity Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP Mid Cap Growth Portfolio
MainStay VP Mid Cap Value Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Total Return Portfolio
MainStay VP Value Portfolio

          Although not a prospectus, this Statement of Additional Information ("SAI") supplements the information contained in the prospectus dated May 1, 2008 for Initial Class shares of the MainStay VP Series Fund, Inc. (the "Fund"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by calling toll free 1-800-598-2019.

          The financial statements of the Portfolios (as defined herein), including the Financial Highlights for the fiscal year ended December 31, 2007, as presented in the 2007 Annual Reports to Shareholders and the Report to Shareholders thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

          Portfolios described in this SAI may not be available in all New York Life Insurance and Annuity Corporation products.

                                TABLE OF CONTENTS

MAINSTAY VP SERIES FUND, INC..............................................     1
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS...............................     1
THE FUND'S INVESTMENT POLICIES............................................     9
FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE PORTFOLIOS..............     9
NON-FUNDAMENTAL INVESTMENT POLICIES.......................................    10
   NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES....................    12
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE ASSET ALLOCATION
   PORTFOLIOS AND UNDERLYING PORTFOLIOS...................................    13
ANTICIPATED USE OF INVESTMENTS............................................    13
SPECIAL CONSIDERATIONS FOR THE S&P 500 INDEX PORTFOLIO....................    14
NONE OF THE PORTFOLIOS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM....    15
   ARBITRAGE..............................................................    15
   BANK OBLIGATIONS.......................................................    15
   BORROWING..............................................................    16
   BRADY BONDS............................................................    17
   COMMERCIAL PAPER.......................................................    17
   CONVERTIBLE SECURITIES.................................................    17
   DEBT SECURITIES........................................................    18
   DEPOSITARY RECEIPTS....................................................    19
   EQUITY SECURITIES......................................................    20
   EXCHANGE TRADED FUNDS..................................................    20
   FIRM OR STANDBY COMMITMENTS (OBLIGATIONS WITH PUTS ATTACHED)...........    21
   FLOATING AND VARIABLE RATE SECURITIES..................................    22
   FLOATING RATE LOANS....................................................    22
   FOREIGN CURRENCY TRANSACTIONS..........................................    24
   FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES.................    26
   FOREIGN INDEX-LINKED INTSRUMENTS.......................................    27
   FOREIGN SECURITIES.....................................................    27
   FUTURES TRANSACTIONS...................................................    28
   HIGH YIELD SECURITIES ("JUNK BONDS")...................................    34
   ILLIQUID SECURITIES....................................................    34
   INVESTMENT COMPANIES...................................................    34
   LENDING OF PORTFOLIO SECURITIES........................................    36
   LOAN PARTICIPATION INTERESTS...........................................    36
   MORTGAGE DOLLAR ROLLS..................................................    39
   MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES.....................    39

   OPTIONS ON FOREIGN CURRENCIES..........................................    47
   OPTIONS ON SECURITIES..................................................    48
   OPTIONS ON SECURITIES INDICES..........................................    50
   REAL ESTATE INVESTMENT TRUSTS ("REITS")................................    52
   REPURCHASE AGREEMENTS..................................................    53
   RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2)
      COMMERCIAL PAPER....................................................    53
   REVERSE REPURCHASE AGREEMENTS..........................................    55
   SHORT SALES AGAINST THE BOX............................................    55
   SOURCES OF LIQUIDITY OR CREDIT SUPPORT.................................    55
   STRIPPED SECURITIES ...................................................    56
   SWAP AGREEMENTS........................................................    56
   TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS.........................    58
   U.S. GOVERNMENT SECURITIES.............................................    58
   UNFUNDED LOAN COMMITTMENTS.............................................    58
   WARRANTS...............................................................    59
   WHEN-ISSUED SECURITIES ................................................    59
   ZERO COUPON BONDS......................................................    60
MANAGEMENT OF THE FUND....................................................    60
THE MANAGER AND THE SUBADVISORS...........................................    64
ADMINISTRATIVE SERVICES...................................................    70
EXPENSES BORNE BY THE FUND ...............................................    71
PROXY VOTING POLICIES AND PROCEDURES......................................    72
DISCLOSURE OF PORTFOLIO HOLDINGS..........................................    76
PORTFOLIO MANAGERS........................................................    76
PORTFOLIO BROKERAGE ......................................................    83
NET ASSET VALUE...........................................................    90
   HOW PORTFOLIO SECURITIES ARE VALUED....................................    91
PURCHASE AND REDEMPTION OF SHARES.........................................    92
TAX INFORMATION...........................................................    93
GENERAL INFORMATION.......................................................    94
   CONTROL PERSONS AND PRINCPIAL HOLDERS OF SECURITIES....................    96
CODE OF ETHICS............................................................    96
LEGAL COUNSEL.............................................................    96
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................    96
APPENDIX A:  DESCRIPTION OF SECURITIES RATINGS ...........................   A-1

                          MAINSTAY VP SERIES FUND, INC.

          MainStay VP Series Fund, Inc. (the "Fund"), an open-end management investment company, was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name changed to its present form. Each Portfolio of the Fund is diversified except for the MainStay VP Floating Rate Portfolio, which is classified as a "non-diversified" portfolio as defined in the 1940 Act. However, due to its principal investment strategy and investment process, the MainStay VP Floating Rate Portfolio has historically operated as a "diversified" portfolio. New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Fund.

                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

          The Prospectus discusses the investment objectives, strategies, risks and expenses of the Portfolios. This section contains supplemental information concerning certain securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Portfolio's Prospectus, the Manager or the Subadvisors may, in their discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all of the Portfolios. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on that Portfolio's performance.

BALANCED PORTFOLIO

          The Balanced Portfolio's investment objective is to seek high total return. The Portfolio invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Portfolio will always invest at least 25% of its net assets plus any borrowings in fixed-income securities. By holding both stocks and bonds, the Portfolio seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

BOND PORTFOLIO

          The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal. The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

          - debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

          -    obligations of international or supranational entities;

          -    debt securities issued by U.S. or foreign corporate entities;

          -    zero coupon bonds;

          -    mortgage-related and other asset-backed securities; and

          -    loan participation agreements.

          The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager. At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

          As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

CAPITAL APPRECIATION PORTFOLIO

          The Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio normally invests in securities of U.S. companies with investment characteristics such as: (1) participation in expanding product or service markets; (2) increasing unit sales volume; (3) increasing return on investment; and (4) growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

          The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

CASH MANAGEMENT PORTFOLIO

          The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. MacKay Shields LLC is the Portfolio's Subadvisor. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as certificates of deposit ("CDs") and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Since the Fund's portfolio may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

          Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and must have a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

          All of the assets of the Portfolio will generally be invested in obligations which mature in 397 days or less and substantially all these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Portfolio will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Portfolio's holdings may not exceed 90 days. Consistent with the provisions of Rule 2a-7 under the 1940 Act, the Portfolio invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. MacKay Shields shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Directors. A money market instrument will be considered to be highest quality if it meets the following conditions:

          (1)  if rated in the highest rating by:

               (i) any two nationally recognized statistical rating organizations ("NRSROs") or,

               (ii) if rated by only one NRSRO, by that NRSRO;

          (2) if issued by an issuer that received a short-term rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security and that are rated in the highest rating category by

               (i)  any two NRSROs or,

               (ii) if rated by only one NRSRO, by that NRSRO, and whose
                    acquisition is approved or ratified by the Board of Directors;

          (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by MacKay Shields;

          (4) (i) with respect to a security that is subject to any features that entitles the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantee", the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and

               (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee;

          (5) if it is a security issued by a money market fund registered with the SEC under the 1940 Act; or

          (6)  if it is a Government Security.

          With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

          The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Portfolio may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer, and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. Immediately after the acquisition of any Demand Feature or Guarantee, the Portfolio, with respect to 75% of its total assets, shall not have invested more than 10% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is not within the highest rating category by NRSROs, the Portfolio shall not have invested more than 5% of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee.

          The Portfolio may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities or securities subject to certain Guarantees. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, MacKay Shields, under procedures approved by the Board of Directors shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board of Directors ("the Valuation Committee") that the Portfolio take such action as it determines is in the best interest of the Portfolio and its shareholders. The Valuation Committee, after consideration of the recommendation of MacKay Shields and such other information as it deems appropriate, shall cause the Portfolio to take such action as it deems appropriate, and shall report promptly to the Board of Directors the action it has taken and the reasons for such action.

          Pursuant to the rule, the Portfolio uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Portfolio's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Portfolio's securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

          The Directors have established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's holdings by the Directors, at such intervals as they deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

          The extent of deviation between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Directors. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they deem necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Directors have the authority to (1) reduce or increase the number of shares outstanding on a pro rata basis, and (2) offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

          The Portfolio may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Portfolio's shares.

          The Portfolio may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than thirteen months, provided that the security is either a variable or floating rate U.S. government security, or a floating or variable rate security with certain demand or interest rate reset features.

CONVERTIBLE PORTFOLIO

          The Convertible Portfolio's investment objective is to seek capital appreciation together with current income. The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

          The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's. The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

COMMON STOCK PORTFOLIO

          The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration. The Portfolio normally invests at least 80% of its assets in common stocks.

          NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large capitalizations.

DEVELOPING GROWTH PORTFOLIO

          The Developing Growth Portfolio's investment objective is to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

          Normally, the Portfolio invests primarily in the common stocks of companies with above average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The Portfolio looks for companies in this phase and, under normal circumstances, will invest at least 65% of its net assets in securities of such companies. Developing growth companies are almost always small, often young, in relation to the large companies which make up the S&P 500(R) Index, and their shares are frequently traded over the counter. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000(R) Index, a widely-used benchmark for small-cap stock performance.

          Lord, Abbett & Co. LLC, the Portfolio's Subadvisor, purchases the securities of companies that it believes have passed the pitfalls of the formative years, and may now be in a position to grow rapidly in their market. The Subadvisor uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, the Portfolio may invest in companies which are in their formative years.

FLOATING RATE PORTFOLIO

          The Floating Rate Portfolio's investment objective is to seek to provide high current income. The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

          When NYLIM, the Portfolio's Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Floating rate loans ("Floating Rate Loans") offer a favorable yield spread over other short-term fixed-income alternatives. Historically, Floating Rate Loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

          Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

          The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

          When formed, the Floating Rate Portfolio was sub-classified as a "non-diversified" portfolio as defined in the 1940 Act. However, due to the Portfolio's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the Floating Rate Portfolio will not operate as a "non-diversified" portfolio without first obtaining shareholder approval.

GOVERNMENT PORTFOLIO

          The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal. The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

HIGH YIELD CORPORATE BOND PORTFOLIO

          The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities that are ordinarily in the lower rating categories of recognized rating agencies (that is, rated below Baa by Moody's or BBB by S&P). Capital appreciation is a secondary objective.

          Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

ICAP SELECT EQUITY PORTFOLIO

          The ICAP Select Equity Portfolio's investment objective is to seek a superior total return. Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $2 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those that Institutional Capital LLC, the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than the greater of ten percentage points above the benchmark or 35% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INTERNATIONAL EQUITY PORTFOLIO

          The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective. The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

          The Portfolio's stock selection process favors well-established companies with stable earnings and below average debt. As a result, the Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low quality earnings, weak or high-risk business models or weak balance sheets.

          In making investments for the International Equity Portfolio, the Subadvisor believes that long-term share performance reflects "value creation" in the underlying business. Value-creating businesses are defined as those companies that are able to generate sustainable returns on capital above their cost of capital. The Subadvisor seeks long-term capital appreciation via bottom-up stock selection and favors cash flows over earnings. The investment discipline is biased towards owning quality companies with strong track records of creating shareholder value over the long run. The portfolio management team performs fundamental analysis on individual businesses, identifies stocks offering superior risk-adjusted returns and makes investments based on stock selection as opposed to regional allocation. The Portfolio also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Portfolio also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Portfolio may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Portfolio may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Portfolio is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

LARGE CAP GROWTH PORTFOLIO

          The Large Cap Growth Portfolio's investment objective is to seek growth through long-term capital appreciation. The Portfolio normally invests at least 80% of its assets in large cap equity securities, and invests primarily in U.S. common stocks. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase.

MID CAP CORE PORTFOLIO

          The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital. The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that at the time of investment are similar to the market capitalizations of companies in the Russell Midcap Index, and invests primarily in common stocks of U.S. companies.

          NYLIM, the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. The market capitalizations of companies in this index fluctuate; as of February 29, 2008, the market capitalization range of the Russell Midcap(R) Index was $305 million to $50 billion.

MID CAP GROWTH PORTFOLIO

          The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital. The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap Growth Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of February 29, 2008, they range from $305 million to $50 billion. MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

          The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also in the Russell 1000(R) Growth Index.

MID CAP VALUE PORTFOLIO

          The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income. The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The market capitalizations of companies in this Index fluctuate; as of February 29, 2008, they range from $462 million to $50 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased, typically pay dividends although there may be non dividend-paying stocks if they meet the "undervalued" criterion and are listed on a national securities exchange or traded in the over-the-counter market.

          The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

S&P 500 INDEX PORTFOLIO

          The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index. The Portfolio normally invests at least 80% of its net assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index. Although the Portfolio normally seeks to remain substantially fully invested in securities in the S&P 500(R), the Portfolio may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund.

SMALL CAP GROWTH PORTFOLIO

          The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Growth Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of February 29, 2008, they range from $41 million to $7 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values.

TOTAL RETURN PORTFOLIO

          The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income. The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in U.S equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

VALUE PORTFOLIO

          The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income. The Portfolio normally invests at least 65% of its total assets in common stocks (i) that MacKay Shields LLC, the Portfolio's Subadvisor, believes were "undervalued" (selling below their value) when purchased; (ii) that typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and (iii) that are listed on a national securities exchange or are traded in the over-the-counter market.

CONSERVATIVE ALLOCATION PORTFOLIO

          The Conservative Allocation Portfolio's investment objective is to seek current income and, secondarily, long-term growth of capital. The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Income Portfolios and approximately 40% (within a range of 30%-50%) of its assets in Underlying Equity Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

GROWTH ALLOCATION PORTFOLIO

          The MainStay VP Growth Allocation Portfolio's investment objective is to seek long-term growth of capital. The Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios (normally within a range of 85%-100%). For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

MODERATE ALLOCATION PORTFOLIO

          The MainStay VP Moderate Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income. The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Equity Portfolios and approximately 40% (within a range of 30%-

50%) of its assets in Underlying Fixed Income Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

MODERATE GROWTH ALLOCATION PORTFOLIO

          The MainStay VP Moderate Growth Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income. The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70%-90%) of its assets in Underlying Equity Portfolios and approximately 20% (within a range of 10%-30%) of its assets in Underlying Fixed Income Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

                         THE FUND'S INVESTMENT POLICIES

          Each Portfolio has a separate investment objective or objectives which it pursues as described in the Prospectus and in this Statement of Additional Information. The Portfolios' investment restrictions set forth below are fundamental policies of each Portfolio, i.e., they may not be changes with respect to a Portfolio without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Portfolio, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. Except for those investment policies of a Portfolio specifically identified as fundamental in the Prospectus and SAI, the Portfolios' objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Board of Directors without the approval of shareholders.

          Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation.

          FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE PORTFOLIOS

          (1) Each Portfolio may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          (2) Each Portfolio may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          (3) Each Portfolio may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          (4) Each Portfolio may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          (5) Each Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          (6) Each Portfolio may make loans, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          (7) Each Portfolio may not "concentrate" its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S.

government, its agencies or instrumentalities; (iii) with respect only to the Cash Management Portfolio, instruments issued by domestic branches of U.S. banks (including U.S. branches of foreign banks subject to regulation under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); or
(iv) repurchase agreements (collateralized by the instruments described in Clause (ii) or with respect to the Cash Management Portfolio, Clause (iii)).

          For the purposes of this fundamental investment restriction, each Portfolio may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          As of the date of this SAI, the Capital Appreciation, Common Stock, Conservative Allocation, Developing Growth, Growth Allocation, ICAP Select Equity, International Equity, Large Cap Growth, Mid Cap Core, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation, S&P 500 Index, Small Cap Growth and Value Portfolios relied on the GICS classifications, and the Balanced, Cash Management, High Yield Corporate Bond, and Total Return Portfolios relied on the classifications provided by Bloomberg, L.P. The Floating Rate Portfolio relied on classifications provided by Moody's. A Portfolio's reliance on a particular classification system is not a fundamental investment restriction, and, therefore, may be changed without shareholder approval.

          (8) Each Portfolio, except Floating Rate Portfolio, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Floating Rate Portfolio shall be a "non-diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          When formed, the Floating Rate Portfolio was sub-classified as a "non-diversified" portfolio as defined in the 1940 Act. However, due to the Portfolio's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the Floating Rate Portfolio will not operate as a "non-diversified" portfolio without first obtaining shareholder approval.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

          In addition to the fundamental investment policies described above, the Board of Directors ("Board" or "Directors") has voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Portfolios. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Board of Directors without requiring prior notice to or approval of shareholders. The following non-fundamental investment restrictions apply:

          (1) Each Portfolio except the CONSERVATIVE ALLOCATION PORTFOLIO, the GROWTH ALLOCATION PORTFOLIO, the MODERATE ALLOCATION PORTFOLIO and the MODERATE GROWTH ALLOCATION PORTFOLIO, may not acquire securities of registered open-end investment companies or registered trusts in reliance on Section 12(d)(1)(F) of the 1940 Act;

          (2) the CONVERTIBLE PORTFOLIO may not invest more than 5% of its total assets in securities rated less than B by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or if unrated, that are judged to be of comparable quality by MacKay Shields;

          (3) the TOTAL RETURN PORTFOLIO may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB by S&P, or, if unrated, judged to be of comparable quality by MacKay Shields;

          (4) the HIGH YIELD CORPORATE BOND PORTFOLIO may not invest more than 20% of its net assets in securities rated lower than B by Moody's and S&P, or, if unrated, considered to be of comparable quality by MacKay Shields. Under normal market conditions, not more than 20% of the value of the Portfolio's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights;

          (5) the BOND PORTFOLIO may not invest more than 25% of its total assets in (a) debt securities that are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B, or (b) in convertible debt securities or preferred or convertible preferred stocks;

          (6) the BALANCED and LARGE CAP GROWTH PORTFOLIOS may purchase foreign securities up to a maximum of 20% of their respective total assets.

          (7) The ICAP SELECT EQUITY PORTFOLIO may write covered call or put options with respect to no more than 20% of its respective net assets.

          (8) the GOVERNMENT and CASH MANAGEMENT PORTFOLIOS may not invest in convertible securities.

          (9) the GOVERNMENT PORTFOLIO may not invest in U.S. dollar-denominated or non-dollar denominated foreign debt securities, in foreign equity securities, and in certificates of deposit issued by foreign banks and foreign branches of United States banks.

          (10) the COMMON STOCK and MID CAP CORE PORTFOLIOS may invest up to 5% of total assets in futures contracts on stock index futures for appropriate risk management and investment purposes.

          (11) the S&P 500 INDEX PORTFOLIO will invest in foreign securities to the extent that foreign securities are included in the S&P 500(R) Index.

          (12) the CASH MANAGEMENT PORTFOLIO may not (a) invest in leveraged inverse floating rate debt instruments ("inverse floaters"); (b) invest in foreign securities denominated in foreign currencies; (c) enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates; (d) purchase or write options on foreign currencies; or
(e) write covered put options.

          (13) the CASH MANAGEMENT, CONSERVATIVE ALLOCATION, GROWTH ALLOCATION, MODERATE ALLOCATION and MODERATE GROWTH ALLOCATION PORTFOLIOS may not lend portfolio securities.

          (14) the BALANCED, FLOATING RATE, MID CAP VALUE, MID CAP CORE, MID CAP GROWTH, AND SMALL CAP GROWTH PORTFOLIOS may invest up to 5% of total assets in commercial paper if rated in the second highest rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if a Portfolio's Manager or Subadvisor determines that the commercial paper is of comparable quality.

          (15) the MID CAP VALUE and SMALL CAP GROWTH PORTFOLIOS may not invest more than 5% of their respective net assets into reverse repurchase agreements.

          (16) each Portfolio may invest in illiquid securities, if such purchases at the time thereof would not cause more than 15% of the value of the Portfolio's net assets (10% of the Cash Management Portfolio) to be invested in all such illiquid or not readily marketable assets.

          (17) the CASH MANAGEMENT PORTFOLIO may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the 1940 Act.

          (18) no Portfolio will purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Portfolio's total assets.

NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES

          Certain of the Fund's Portfolios have names that suggest the Portfolio will focus on a type of investment, within the meaning of the SEC's Rule 35d-1under the 1940 Act. The Fund has adopted a non-fundamental policy for each of these Portfolios to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. The affected Portfolios and their corresponding 80% policies are:

          MainStay VP Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in bonds.

          MainStay VP Common Stock Portfolio - to invest, under normal circumstances, at least 80% of its assets in common stocks.

          MainStay VP Convertible Portfolio - to invest, under normal circumstances, at least 80% of its assets in convertible securities.

          MainStay VP Floating Rate Portfolio - to invest, under normal circumstances, at least 80% of its assets in floating rate loans and other floating rate debt securities.

          MainStay VP Government Portfolio - to invest, under normal circumstances, at least 80% of its assets in U.S. government securities.

          MainStay VP High Yield Corporate Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in high yield corporate debt securities.

          MainStay VP ICAP Select Equity Portfolio - to invest, under normal circumstances, at least 80% of its assets in common and other equity securities.

          MainStay VP International Equity Portfolio - to invest, under normal circumstances, at least 80% of its assets in equity securities.

          MainStay VP Large Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in large capitalization equity securities.

          MainStay VP Mid Cap Core Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus of the Fund.

          MainStay VP Mid Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus of the Fund.

          MainStay VP Mid Cap Value Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus of the Fund.

          MainStay VP Small Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of small capitalization companies, as defined from time to time in the current prospectus of the Fund.

          MainStay VP S&P 500 Index Portfolio - to invest, under normal circumstances, at least 80% of its total assets in stocks in the S&P 500(R) Index.

          With respect to each of these Portfolios, the Fund has adopted a policy to provide the Portfolio's shareholders with at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

               INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON
          TO THE ASSET ALLOCATION PORTFOLIOS AND UNDERLYING PORTFOLIOS

          The Conservative Allocation Portfolio, Moderate Allocation Portfolio, Moderate Growth Allocation Portfolio, and Growth Allocation Portfolio, which may be collectively referred to herein as the "Asset Allocation Portfolios" are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in the other MainStay VP Portfolios(1) or other funds managed by New York Life Investment Management LLC ("NYLIM" or the "Manager") ("Underlying Portfolios") discussed in this SAI, excluding the Balanced and Total Return Portfolios. The Asset Allocation Portfolios invest substantially all of their assets in the Underlying Portfolios. By investing in the Underlying Portfolios, each Asset Allocation Portfolio may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Underlying Portfolios. The Asset Allocation Portfolios may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Portfolios that are not described below.

          The Underlying Portfolios may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor of an Underlying Portfolio may elect in its sole discretion to employ or not employ the various techniques. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times. With respect to some of the investment practices and techniques, Underlying Portfolios that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Underlying Portfolios that may engage in such practices or techniques.

                         ANTICIPATED USE OF INVESTMENTS

          The following chart indicates the types of investments that each Portfolio may typically utilize. The presence of an indication on the chart does not mean that a Portfolio will always use the indicated investment/technique in its portfolio, nor does the absence of an indication mean that a Portfolio is restricted from using the investment/technique.



                                                     Capital       Cash     Common               Developing  Floating
                                  Balanced  Bond  Appreciation  Management   Stock  Convertible    Growth      Rate    Government
                                  --------  ----  ------------  ----------  ------  -----------  ----------  --------  ----------
Arbitrage
Bank Obligations                      X       X         X                      X                      X          X          X
Borrowing                             X       X         X                      X         X            X          X          X
Brady Bonds                                                                              X
Commercial Paper                              X                                          X
Convertible Securities                        X                                          X
Debt Securities                       X       X                                          X                       X          X
Depositary Receipts                                     X                                X            X
Exchange Traded Funds                 X                                        X         X
Floating and Variable  Rate
   Securities                         X       X         X            X                                X          X          X
Floating Rate Loans                   X       X         X                      X         X            X          X          X
Foreign Currency Transactions                 X                                                       X          X

                                     High
                                    Yield     ICAP                   Large   Mid    Mid    Mid    Small   S&P
                                  Corporate  Select  International    Cap    Cap    Cap    Cap     Cap    500    Total
                                     Bond    Equity      Equity     Growth  Core  Growth  Value  Growth  Index  Return  Value
                                  ---------  ------  -------------  ------  ----  ------  -----  ------  -----  ------  -----
Arbitrage
Bank Obligations                      X                    X           X      X      X      X       X      X       X      X
Borrowing                             X                    X           X      X      X      X       X      X       X
Brady Bonds                           X                    X                                               X       X
Commercial Paper                      X                    X                                               X
Convertible Securities                X                    X                                X              X       X      X
Debt Securities                       X                    X           X             X      X       X      X       X      X
Depositary Receipts                   X         X          X           X             X      X       X      X              X
Exchange Traded Funds                                      X                  X      X                     X
Floating and Variable  Rate
   Securities                         X                    X           X             X      X       X      X       X      X
Floating Rate Loans                   X                    X           X      X      X      X       X      X       X      X
Foreign Currency Transactions                              X           X             X              X      X       X


                                                                         Moderate
                                  Conservative    Growth     Moderate     Growth
                                   Allocation   Allocation  Allocation  Allocation
                                  ------------  ----------  ----------  ----------
Arbitrage
Bank Obligations
Borrowing
Brady Bonds
Commercial Paper
Convertible Securities
Debt Securities
Depositary Receipts
Exchange Traded Funds
Floating and Variable  Rate
   Securities
Floating Rate Loans
Foreign Currency Transactions

----------
(1) Currently, the Asset Allocation Portfolios invest solely in other MainStay VP Portfolios or other funds managed by NYLIM, certain government securities, and cash equivalents. Under rules adopted by the Securities and Exchange Commission ("SEC") the Asset Allocation Portfolios may invest in portfolios that are either managed by NYLIM or managed by an adviser not associated with NYLIM. As a result, the Manager may add portfolios that are not managed by NYLIM to the list of potential portfolios. It is anticipated that portfolios managed by NYLIM will at all times represent a significant portion of each Asset Allocation Portfolio's investments.



                                                     Capital       Cash     Common               Developing  Floating
                                  Balanced  Bond  Appreciation  Management   Stock  Convertible    Growth      Rate    Government
                                  --------  ----  ------------  ----------  ------  -----------  ----------  --------  ----------
Foreign Government and
   Supranational Entity
   Securities                                 X                                          X            X
Foreign Index-Linked Instruments
Foreign Securities                    X       X                      X                                X          X
Futures Transactions                  X       X         X                      X
High Yield Securities ("Junk
   Bonds")                                    X                                          X                       X
Illiquid Securities                                                  X                   X                       X
Investment Companies                                                           X         X                       X
Lending of Portfolio Securities       X       X         X                      X         X            X          X          X
Loan Participation Interests          X       X         X                      X         X            X          X          X
Mortgage Dollar Rolls                 X       X                                                                             X
Mortgage-Related and Other
   Asset-Backed
   Securities                         X       X         X                      X         X            X          X          X
Options on Foreign Currencies
Options on Securities                 X       X         X                      X         X                                  X
Real Estate Investment Trusts
   ("REITS")                                  X                                          X
Repurchase Agreements                 X       X                      X         X         X
Restricted Securities                 X                 X                                X            X          X          X
Reverse Repurchase Agreements                                                            X
Securities Index Options              X                 X                                X            X          X          X
Short Sales Against the Box
Sources of Liquidity or Credit
   Support                            X       X         X                      X         X            X          X          X
Stripped Securities                                                                      X            X
Swap Agreements                                                                                                             X
Temporary Defensive Positions;
   Cash Equivalents                   X       X         X                      X         X            X          X          X
U.S. Government Securities            X       X                                          X                       X          X
Warrants                                      X                                X         X
When-Issued Securities                        X                      X         X         X                       X          X
Zero Coupon Bonds                             X                                          X                                  X

                                     High
                                    Yield     ICAP                   Large   Mid    Mid    Mid    Small   S&P
                                  Corporate  Select  International    Cap    Cap    Cap    Cap     Cap    500    Total
                                     Bond    Equity      Equity     Growth  Core  Growth  Value  Growth  Index  Return  Value
                                  ---------  ------  -------------  ------  ----  ------  -----  ------  -----  ------  -----
Foreign Government and
   Supranational Entity
   Securities                         X                    X                                               X       X      X
Foreign Index-Linked Instruments                           X                                               X
Foreign Securities                              X          X                                               X       X
Futures Transactions                  X         X          X           X      X                            X       X      X
High Yield Securities ("Junk
   Bonds")                            X                    X                                               X       X
Illiquid Securities                   X                                                                    X       X
Investment Companies                            X          X                  X                            X              X
Lending of Portfolio Securities       X         X          X           X      X      X      X       X      X       X      X
Loan Participation Interests          X                    X           X      X      X      X       X      X       X      X
Mortgage Dollar Rolls                                      X                                               X       X
Mortgage-Related and Other
   Asset-Backed
   Securities                         X                    X           X      X      X      X       X      X       X      X
Options on Foreign Currencies                              X                                               X
Options on Securities                 X         X          X                  X                            X       X      X
Real Estate Investment Trusts
   ("REITS")                          X         X          X                         X      X              X       X
Repurchase Agreements                                      X           X      X                            X       X
Restricted Securities                 X                    X           X             X      X              X
Reverse Repurchase Agreements                              X           X                                   X
Securities Index Options              X                    X           X             X      X       X      X       X      X
Short Sales Against the Box                                X                                               X
Sources of Liquidity or Credit
   Support                            X                    X           X      X      X      X       X      X       X      X
Stripped Securities                                        X           X                    X       X      X       X
Swap Agreements                       X                    X           X                    X              X
Temporary Defensive Positions;
   Cash Equivalents                   X         X          X           X      X      X      X       X      X       X      X
U.S. Government Securities            X                    X                                               X       X
Warrants                              X         X          X                  X                            X
When-Issued Securities                X                    X           X      X                            X       X
Zero Coupon Bonds                     X                    X                                               X       X


                                                                         Moderate
                                  Conservative    Growth     Moderate     Growth
                                   Allocation   Allocation  Allocation  Allocation
                                  ------------  ----------  ----------  ----------
Foreign Government and
   Supranational Entity
   Securities
Foreign Index-Linked Instruments
Foreign Securities
Futures Transactions
High Yield Securities ("Junk
   Bonds")
Illiquid Securities
Investment Companies                    X            X           X           X
Lending of Portfolio Securities
Loan Participation Interests
Mortgage Dollar Rolls
Mortgage-Related and Other
   Asset-Backed
   Securities
Options on Foreign Currencies
Options on Securities
Real Estate Investment Trusts
   ("REITS")
Repurchase Agreements
Restricted Securities
Reverse Repurchase Agreements
Securities Index Options
Short Sales Against the Box
Sources of Liquidity or Credit
   Support
Stripped Securities
Swap Agreements
Temporary Defensive Positions;
   Cash Equivalents                     X            X           X           X
U.S. Government Securities
Warrants
When-Issued Securities
Zero Coupon Bonds

            SPECIAL CONSIDERATIONS FOR THE S&P 500(R) INDEX PORTFOLIO

          "Standard & Poor's", "S&P 500", "S&P", and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

          The Portfolio is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio, or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500(R) Index to track general stock market performance. S&P's only relationship to the Manager or the Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, which is determined, composed and calculated by S&P without regard to the Portfolios. S&P has no obligation to take the needs of the Adviser or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

          S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index, or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Manager, owners of the Portfolio, or any other person or entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

          The inclusion of a security in the S&P 500(R) Index in no way implies an opinion by the index sponsors or S&P as to the attractiveness of that security as an investment. The Portfolio is not sponsored by or affiliated with the sponsor of its index.

          NONE OF THE PORTFOLIOS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

          The loss of money is a risk of investing in the Portfolios. None of the Portfolios, individually or collectively, is intended to constitute a balanced or complete investment program and each Portfolio's net asset value ("NAV") per share will fluctuate based on the value of the securities held by that Portfolio. Each of the Portfolios is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

ARBITRAGE

          A Portfolio may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Portfolios do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Internal Revenue Code ("Code").

BANK OBLIGATIONS

          Portfolios may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Portfolio may also invest in CDs, time deposits, and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

          CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Portfolio may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Portfolio will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets.

There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

          As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolio, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

          Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

BORROWING

          Each Portfolio may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a portfolio from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a portfolio exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a portfolio to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

          Borrowing tends to exaggerate the effect on a Portfolio's NAV per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

          The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Portfolio, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily mark-to-market basis) in value to the Portfolio's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions". The value of the Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Portfolio may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

BRADY BONDS

          A Portfolio may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U. S. government securities.

          Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

          Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

          Each Portfolio may invest in commercial paper if it is rated at the time of investment in the highest ratings category by an NRSRO, such as, Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Portfolio's Manager or Subadvisor determines that the commercial paper is of comparable quality. Certain Portfolios may invest up to 5% of their total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Portfolio's Manager or Subadvisor determines that the commercial paper is of comparable quality.

          Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

CONVERTIBLE SECURITIES

          A Portfolio may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities, subject to its respective limitations and its respective investment strategy. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' holdings include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

          Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

          As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

          Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

          A Portfolio may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer that are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Portfolio purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

DEBT SECURITIES

          Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the NAV of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed income securities held by a Portfolio. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

          A Portfolio's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Portfolio. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

          Since shares of the Portfolios represent an investment in securities with fluctuating market prices, the value of shares of each Portfolio will vary as the aggregate value of the Portfolio's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Portfolio purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolios but will be reflected in the NAV of the Portfolios' shares.

          Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

          When and if available, debt securities may be purchased at a discount from face value. From time to time, a Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

          Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Portfolios when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolios to a degree comparable to that of rated securities that are consistent with the Portfolios' objective and policies.

          Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders.

          The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

          A Portfolio may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

     ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

EQUITY SECURITIES

          COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

          PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

          To the extent a Portfolio may invest in securities of other investment companies, the Portfolio may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also, "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Portfolio. (See also "Securities of Other Investment Companies.")

          Among other types of ETFs, a Portfolio also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

          SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Portfolio. Moreover, a Portfolio's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Portfolio due to transaction costs and other Portfolio expenses.

FIRM OR STANDBY COMMITMENTS (OBLIGATIONS WITH PUTS ATTACHED)

          A Portfolio may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions may be entered into, for example, when one Manager or Subadvisor of a Portfolio anticipates a decline in the yield of the securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

          Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Portfolio will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolios' commitments to purchase securities on a firm commitment basis. The value of the Portfolios' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

          A Portfolio may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of the Portfolios may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Portfolios intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Portfolio, nor have the Portfolios assumed that such commitments would continue to be available under all market conditions.

          A standby commitment may not be used to affect a Portfolio's valuation of the security underlying the commitment. Any consideration paid by a Portfolio for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Portfolio as unrealized depreciation until the standby commitment is exercised or has expired.

          Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into.

          The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Portfolio makes the commitment on behalf of a Portfolio to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FLOATING AND VARIABLE RATE SECURITIES

          A Portfolio may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

     Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

          The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. To be an eligible investment for the Cash Management Portfolio, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

          Certain Portfolios may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Portfolio's limitation on investments in such securities.

FLOATING RATE LOANS

          Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

          A senior loan in which a Portfolio may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

          A Portfolio may invest in a floating rate loan in one of three ways:
(1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Portfolio may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Portfolio will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

          A Portfolio may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e. buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Portfolio as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Portfolio receives on the investment. If a Portfolio purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Portfolio through the amortization of the purchase price premium; whereas purchases below par will effectively increase the amount of interest being received by the Portfolio through the amortization of the purchase price discount. A Portfolio may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist.

          If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. Therefore, when a Portfolio invests in floating rate loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Portfolio and a borrower.

          Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

          The Manager must determine that the investment is suitable for the Portfolio based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

          Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Portfolio's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Portfolio's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Portfolio's NAV as a result of changes in interest rates. However, the Portfolio may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

          A Portfolio may seek to increase its return by trading in foreign currencies. To the extent that a Portfolio invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Portfolio may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

          Foreign currency transactions in which a Portfolio may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Portfolio in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolios' foreign currency transactions. The value of the Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

          Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Portfolio will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Portfolio might employ a foreign currency transaction. When a Portfolio enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

          Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's holdings or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

          A Portfolio also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

          A Portfolio may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

          At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If a Portfolio engages in an offsetting transaction, the Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

          When a Portfolio has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

          In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Portfolio may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Portfolio's commitments under these contracts. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolios' forward contracts. The value of the Portfolios' "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Portfolio will maintain liquid assets as described above.

          The Manager and Subadvisors believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

          While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss.

          The Portfolios cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates and could result in losses to a Portfolio if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Portfolio's exposure to a foreign currency and that currency's value declines, a Portfolio will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Portfolio or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

          A Portfolio may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The Portfolio's holdings may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of default.

          The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

          Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Portfolio's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Portfolio may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

          A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Portfolio might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Portfolios depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

          A Portfolio may, subject to compliance with each Portfolio's limitations applicable to its investment in debt securities, invest in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Portfolio may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

          A foreign index - linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES

          A Portfolio may invest in U.S. dollar-denominated and non-U.S.-dollar denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Cash Management Portfolio is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

          Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

          Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Portfolio's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability of a Portfolio to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

          Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar denominated securities traded in U.S. securities markets.

          Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

          A Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. A Portfolio may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Portfolio's holdings and for other appropriate risk management, income enhancement, and investment purposes. For example, a Portfolio may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's holdings of fixed-income securities.

          A Portfolio may purchase and sell stock index futures to hedge the equity portion of the Portfolios' holdings with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Portfolio may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, each Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Portfolio may also purchase and write put and call options on futures contracts of the type into which such Portfolio is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Portfolios also may enter into futures contracts traded foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

          The Fund has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission. As a result of this filing, neither the Fund nor any of the Portfolios is: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

          A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities, and various stock indices.

          When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Portfolio will mark-to-market its open futures positions. Moreover, each Portfolio will maintain sufficient liquid assets to cover its obligations under open futures contracts.

          A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

          Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          Consistent with applicable law, Portfolios that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

          FUTURES ON DEBT SECURITIES. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

          Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by a Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

          On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when a Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Portfolio's portfolio.

          A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Portfolio's holdings of securities or portion of its holdings, perfect correlation between that Portfolio's futures positions and holdings positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Portfolio might wish to buy or sell a futures contract.

          SECURITIES INDEX FUTURES. Stock index and bond index futures may be used for hedging, risk management, portfolio management and other investment or investment-related purposes. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

          Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Portfolios may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Portfolio's debt portfolio or to gain exposure to particular markets represented by the index.

          CURRENCY FUTURES. A Portfolio may seek to hedge its foreign currency exchange rate risk by engaging in currency futures, options and "cross-hedge" currency transactions. A sale of a currency futures contract creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Portfolio may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Portfolio's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Portfolio, the Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Portfolio, a Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss.

          In cross-hedge transactions, a Portfolio holding securities denominated in one foreign currency will enter into a contract to buy or sell a different foreign currency (one that the Manager or Subadvisor reasonably believes generally tracks the currency being hedged with regard to price movements). The Manager or Subadvisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by tracking the currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a Portfolio against an increase in the value of the U.S. dollar against certain foreign currencies.

          A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

          Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

          OPTIONS ON FUTURES. For bona fide hedging, risk management, and other appropriate purposes, the Portfolios also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

          Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

          Options on futures contracts can be used by a Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

          The purchase of put options on futures contracts is a means of hedging a Portfolio's holdings against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of the Portfolio's holdings. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

          In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

          If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities or the currencies in which such securities are denominated.

          The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Portfolio writes a put option on a futures contract on debt securities related to securities that the Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

          While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on


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

futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

          LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Portfolio will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Portfolios will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Portfolio's net assets.

          When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

          When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio's custodian).

          When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

          When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

          The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, options on futures or forward contracts. See "Tax Information."

          RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged, even if the hedging vehicle closely correlates with a Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Portfolio has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's holdings might decline. If this were to occur, the Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Portfolio's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

          In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Portfolios generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contracts at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

          ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

HIGH YIELD SECURITIES ("JUNK BONDS")

          Securities rated lower than Baa by Moody's or lower than BBB by S&P or unrated securities determined to be of comparable quality (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade." Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

          Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

          The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Portfolio's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

          Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

          If the issuer of high yield/high risk bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

          Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgement may play a greater role in th evaluation because there is less reliable, objective data available.

          The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

          In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio's assets and may thereby increase its expense ratios and decrease its rate of return.

ILLIQUID SECURITIES

          A Portfolio may invest in illiquid securities, if such purchases at the time thereof would not cause more than 15% of the value of the Portfolio's net assets (10% of the Cash Management Portfolio) to be invested in all such illiquid or not readily marketable assets.

          Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling securities may result in a loss or may be costly to a Portfolio.

          Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Portfolio's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

          Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

          Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

INVESTMENT COMPANIES

          Each Portfolio may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Portfolio's prospectus and SAI. Among other things, the 1940 Act limitations prohibit each Portfolio from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Portfolio's total assets in securities of any one investment company, and (3) investing more than 10% of the Portfolio's total assets in securities of all investment companies. These restrictions do not apply to the Asset Allocation Portfolios and may not apply to certain investments in money market funds. Each Portfolio indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Portfolio invests in addition to the fees and expenses the Portfolio bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share, but may also be traded in the secondary market. In addition, no Portfolio (other than the Asset Allocation Portfolios) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

          A Portfolio may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Portfolio may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Fund, on behalf of certain of the Portfolios, has entered into an agency agreement with State Street Bank & Trust Company, which acts as the Portfolios' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

          As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Portfolio. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when, in the judgment of the Manager or Subadvisor, the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed the 33 1/3% of the value of the total assets of the lending Portfolio.

          Subject to exemptive relief granted to the Portfolios from certain provisions of the 1940 Act, the Portfolios, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market Portfolios that are affiliated with the Portfolios.

LOAN PARTICIPATION INTERESTS

          The Portfolios may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Portfolio may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

          A Portfolio also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Portfolio must rely on the lending institution for that purpose. A Portfolio will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

          In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as each Portfolio of the Fund. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

          A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

          When a Portfolio acts as co-lender in connection with Participation Interests or when a Portfolio acquires a Participation Interest the terms of which provide that the Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's portfolio.

          Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

          Each Portfolio may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

          Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations and could result in significant variations in a Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

          Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

          Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Portfolio. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Portfolio may enter into repurchase agreements.

MORTGAGE DOLLAR ROLLS

          A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Portfolio will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

          A Portfolio may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

          Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment.

          The Portfolios, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

          Generally, a Portfolio will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Portfolio's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Portfolio will limit its investments and other illiquid instruments subject to a Portfolio's limitation on investments in illiquid securities.

          MORTGAGE PASS-THROUGH SECURITIES. The Portfolios may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

          Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Portfolio's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Portfolio purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

          GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

          Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

          FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

          If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

          PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio's Manager or Subadvisor determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio may purchase mortgage-related securities or any other assets that, in the opinion of the Portfolio's Manager or Subadvisor, are illiquid, subject to a Portfolio's limitation on investments in illiquid securities.

          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

          CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

          An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Portfolio's holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

          The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

          FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

          If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

          Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

          OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          The Portfolios' Manager or Subadvisors expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Portfolio's Manager or Subadvisor will, consistent with the Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

          CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

          CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities. Each of the Portfolios limits its investment in CMO residuals to less than 5% of its net assets.

          Under certain circumstances, a Portfolio's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Portfolio to be deemed to have taxable income in addition to their Portfolio dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Portfolio may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Portfolio.

          CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Portfolio) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of Portfolios that hold such interests. The Portfolios will consider this rule in determining whether to invest in residual interests.

          STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

          Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

          RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As is the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Portfolios could be exposed to the risk of a loss.

          Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

          Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

          Credit risk reflects the chance that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

          To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e. mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Portfolio may decline in response to such developments.

          OTHER ASSET-BACKED SECURITIES. The Portfolios' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

          An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          If consistent with a Portfolio's investment objective and policies, and in the case of the Cash Management Portfolio, the requirements of Rule 2a-7, a Portfolio also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

          A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

          Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax.

          Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

          Some Municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term Municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal bonds.

          Some Municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

          Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

          Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

          Prices and yields on Municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

     Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

     - Revenue Anticipation Notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

     - Bond Anticipation Notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

     - Construction Loan Notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

     - Project Notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

     - Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

     An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

     Municipal securities are subject to credit risk. Information about the financial condition of an issuer of Municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's Municipal securities in the same manner.

     Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

     Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board of Trustees.

     There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

     The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

     On November 5, 2007, the United States Supreme Court heard an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky's statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the fund, and therefore of the fund's shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of fund distributions and upon the market for municipal securities.

OPTIONS ON FOREIGN CURRENCIES

          To the extent that it invests in foreign currencies, a Portfolio may purchase and write options on foreign currencies. A Portfolio may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Portfolio may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

          Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

          A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Portfolio.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

          A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Portfolio maintains the difference in liquid assets.

          Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

          A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES

          The Portfolios may use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

          The Portfolios may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

          WRITING CALL OPTIONS. A Portfolio may sell ("write") covered call options on the Portfolio's holding in an attempt to enhance investment performance. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Portfolio maintains the difference in liquid assets

          A Portfolio may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

          During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

          A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Portfolio makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio. When a security is to be sold from the Portfolio's holdings, the Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

          A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, the Portfolio will not sell the underlying security until the option expires, or the Portfolio otherwise covers the existing option portion or the Portfolio delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

          WRITING PUT OPTIONS. A Portfolio may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Portfolio holds, on a share-for-share basis, a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Portfolio maintains the difference in liquid assets.

          The premium that the Portfolios receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

          A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

          The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

          If a Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

          In addition, the Portfolios may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Portfolios may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention that each Portfolio qualify as such. Subject to the limitation that all put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Subadvisor engage without limitation in the writing of options on U.S. government securities.

          PURCHASING OPTIONS. A Portfolio may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms the Manager or Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          The Portfolios may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the Portfolio's holdings or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

          In addition, the Portfolio will continue to receive interest or dividend income on the security. The put options purchased by the Portfolio may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security that the Portfolio has the right to purchase. In the case of a purchased call option, the Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Portfolio would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

          The Portfolios may also purchase call options on securities the Portfolios intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

          MARRIED PUTS. A Portfolio may engage in a strategy known as "married puts." This strategy is most typically used when the Portfolio owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Portfolio may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Portfolio will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

          Holding the put option places the Portfolio in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Portfolio. The writer of the put option may require that the Portfolio write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Portfolio would suffer a loss unless it first terminated the call by exercising the put.

          SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

          A Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad. The ability of a Portfolio to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

          The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDICES

          The Portfolios may purchase call and put options on securities indices, for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Portfolio's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

          A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

          The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio.

          A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Portfolio may also allow options to expire unexercised.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

          A Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

          The Portfolios will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Portfolio invests in REITs, the Portfolio is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition, increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

          REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average.

          Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

          In addition, because smaller capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

          A Portfolio may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

          A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Portfolio. The Portfolio attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price upon repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

          A Portfolio will limit its investment in repurchase agreements maturing in more than seven days subject to a Portfolio's limitation on investments in illiquid securities.

          In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

          The Directors have delegated to each Portfolio's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, and have authorized the Portfolios to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Portfolios, each Portfolio's Manager or

Subadvisor seeks to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

          For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

          Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

          A Portfolio may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may be only sold subject to limitations imposed under the federal securities laws. Among others, two categories of such securities are(1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

          The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

          The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Portfolio is liquid, including at least the following:

     (a) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Portfolio's holding;

     (b) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

     (c)  dealer undertaking to make a market in the 144A security; and

     (d) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

          To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

          To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor must conclude that the following conditions have been met:

     (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

     (b)  the 4(2) commercial paper is rated:

               (i) in one of the two highest rating categories by at least two NRSROs; or

               (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

               (iii) if the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

     (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Portfolio's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

          A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

          Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to cover their obligations under the agreement.

          The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

          If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

SHORT SALES AGAINST THE BOX

          A Portfolio may engage in short sales, which are transactions in which a Portfolio sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Portfolios will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Portfolio's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Portfolio owns or has the right to obtain securities equivalent in kind and amount. A Portfolio may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Portfolio. If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. The maintained liquid assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Portfolio has open short sales, were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales. MacKay Shields maintains internal restrictions on selling short securities that are held long by other Portfolios or accounts that it manages. Therefore, if a Portfolio is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

          Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Portfolio's share price.

STRIPPED SECURITIES

          Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

          Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

          A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Portfolios may invest in such receipts or certificates. The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

          A Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than the Portfolio it had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Portfolio's portfolio. A Portfolio may enter into swap agreements, including credit default swaps for certain Funds, only to the extent that obligations under such agreements represent not more than 10% of the Portfolio's total assets.

          In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

          Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due.

          Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit the Portfolio's ability to use swap agreements. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

          Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

          CREDIT DEFAULT SWAPS. To the extent consistent with its investment objectives and subject to the Portfolio's general limitations on investing in swap agreements, certain Portfolios may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value")) of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Portfolio as referenced debt obligations. A Portfolio may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Portfolio's limitations on illiquid investments. When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

          When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will maintain appropriate liquid assets, or enter into offsetting positions.

          In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

          In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Portfolio, may invest outside the scope of its principal investment focus. Under such conditions, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits), that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, International Equity Portfolio may hold foreign cash and cash equivalents. Also, a portion of each Portfolio's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

U.S. GOVERNMENT SECURITIES

          Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

          While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Portfolio.

          U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.



          PRE-REFUNDED MUNICIPAL SECURITIES. The Government Portfolio's investments in U.S. government securities may include investments in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are often purchased at a price which represents a premium over their face value.



UNFUNDED LOAN COMMITMENTS

          The Portfolios may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Portfolio) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Portfolios enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

          Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

          Unfunded loan commitments expose lenders to credit risk--the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

          Since a Portfolio with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions," which may include, but is not limited to, the Portfolio's unfunded loan commitments. The value of the Portfolios' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

          The Portfolio records an investment when the borrower draws down the money and records interest as earned.

WARRANTS

          To the extent that a Portfolio invests in equity securities, the Portfolio may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

          A Portfolio may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

          When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

          The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions", which may include, but are not limited to, the Portfolio's commitments to purchase securities on a when issued basis. The value of the Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

          The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

                             MANAGEMENT OF THE FUND

          The Board of Directors oversees the management of the Fund and elects its officers. Information pertaining to the Board of Directors and officers is set forth below. The Fund's officers are responsible for the day-to-day operations of the Fund. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday.

          Officers serve a term of one year and are elected annually by the Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below. The business address of each Director and officer is 51 Madison Avenue, New York, New York 10010.*



                           INDEPENDENT DIRECTORS

                                                                           NUMBER OF
                     TERM OF OFFICE,+                                    PORTFOLIOS IN
                   POSITION(S) HELD WITH            PRINCIPAL             FUND COMPLEX
NAME AND               THE FUND AND               OCCUPATION(S)            OVERSEEN                 OTHER DIRECTORSHIPS
DATE OF BIRTH        LENGTH OF SERVICE        DURING PAST FIVE YEARS      BY DIRECTOR                HELD BY DIRECTOR
-------------     ----------------------  -----------------------------  -------------  ---------------------------------------
SUSAN B. KERLEY   Indefinite; Chairman    Partner, Strategic Management        74       Chairman since 2005 and Trustee since
8/12/51           and Director since      Advisors LLC (since 1990).                    2000, Eclipse Funds (3 funds);
                  June 2007                                                             Chairman since 2005 and Director since
                                                                                        1990, Eclipse Funds Inc. (23 funds);
                                                                                        Chairman and Director, ICAP Funds,
                                                                                        Inc., since 2006 (3 funds); Chairman
                                                                                        and Trustee, The MainStay Funds since
                                                                                        June 2007 (21 funds); Trustee, Legg
                                                                                        Mason Partners Funds, since 1991 (68
                                                                                        portfolios).

                                                                           NUMBER OF
                     TERM OF OFFICE,+                                    PORTFOLIOS IN
                   POSITION(S) HELD WITH            PRINCIPAL             FUND COMPLEX
NAME AND               THE FUND AND               OCCUPATION(S)            OVERSEEN                 OTHER DIRECTORSHIPS
DATE OF BIRTH        LENGTH OF SERVICE        DURING PAST FIVE YEARS      BY DIRECTOR                HELD BY DIRECTOR
-------------     ----------------------  -----------------------------  -------------  ---------------------------------------
ALAN R. LATSHAW   Indefinite; Director    Retired; Partner, Ernst &            74       Trustee, Eclipse Funds since June 2007
3/27/51           and Audit Committee     Young LLP (2002 to 2003);                     (3 funds); Director, Eclipse Funds
                  Financial Expert since  Partner, Arthur Andersen LLP                  Inc. since June 2007 (23 funds);
                  June 2007               (1976 to 2002); Consultant to                 Director, ICAP Funds, Inc., since June
                                          the Audit and Compliance                      2007 (3 funds); Trustee and Audit
                                          Committee of The MainStay                     Committee Financial Expert, The
                                          Funds (2004 to 2006).                         MainStay Funds since 2006 (21 funds);
                                                                                        Trustee, State Farm Associates Funds
                                                                                        Trusts since 2005 (3 portfolios);
                                                                                        Trustee, State Farm Mutual Fund Trust
                                                                                        since 2005 (15 portfolios); Trustee,
                                                                                        State Farm Variable Product Trust
                                                                                        since 2005 (9 portfolios).

PETER MEENAN      Indefinite;  Director   Independent Consultant;              74       Trustee, Eclipse Funds since 2002 (3
12/5/41           since June 2007         President and Chief Executive                 funds); Director, Eclipse Funds Inc.
                                          Officer, Babson--United, Inc.                  since 2002 (23 funds); Director, ICAP
                                          (financial services firm)                     Funds, Inc., since 2006 (3 funds);
                                          (2000 to 2004); Independent                   Trustee,  The MainStay Funds  since
                                          Consultant (1999 to 2000);                    June 2007 (21 funds).
                                          Head of Global Funds,
                                          Citicorp (1995 to 1999).

RICHARD H.        Indefinite; Director    Managing Director, ICC               74       Trustee, Eclipse Funds since June 2007
NOLAN, JR.        since 2006              Capital Management; President                 (3 funds); Director, Eclipse Funds
11/16/46                                  - Shields/Alliance, Alliance                  Inc. since June 2007 (23 funds);
                                          Capital Management (1994 to                   Director, ICAP Funds, Inc., since June
                                          2004).                                        2007 (3 funds); Trustee, The MainStay
                                                                                        Funds since 2007 (21 funds).

RICHARD S.        Indefinite; Director    Chairman (since 1990) and            74       Trustee, Eclipse Funds since June 2007
TRUTANIC          since June 2007         Chief Executive Officer (1990                 (3 funds); Director, Eclipse Funds
2/13/52                                   to 1999), Somerset Group                      Inc. since June 2007 (23 funds);
                                          (financial advisory firm);                    Director, ICAP Funds, Inc., since June
                                          Managing Director and                         2007 (3 funds); Trustee, The MainStay
                                          Advisor, The Carlyle Group                    Funds since 1994 (21 funds).
                                          (private investment firm)
                                          (2002 to 2004); Senior
                                          Managing Director and
                                          Partner, Groupe Arnault S.A.
                                          (private investment firm)
                                          (1999 to 2002).

ROMAN L. WEIL     Indefinite; Director    V. Duane Rath Professor of           74       Trustee, Eclipse Funds since June 2007
5/22/40           since 1994 and Audit    Accounting, Graduate School                   (3 funds); Director, Eclipse Funds
                  Committee Financial     of Business, University of                    Inc. since June 2007 (23 funds);
                  Expert since 2003       Chicago; President, Roman L.                  Director, ICAP Funds, Inc., since June
                                          Weil Associates, Inc.                         2007 (3 funds); Trustee, The MainStay
                                          (consulting firm).                            Funds since June 2007 (21 funds).

                                                                           NUMBER OF
                     TERM OF OFFICE,+                                    PORTFOLIOS IN
                   POSITION(S) HELD WITH            PRINCIPAL             FUND COMPLEX
NAME AND               THE FUND AND               OCCUPATION(S)            OVERSEEN                 OTHER DIRECTORSHIPS
DATE OF BIRTH        LENGTH OF SERVICE        DURING PAST FIVE YEARS      BY DIRECTOR                HELD BY DIRECTOR
-------------     ----------------------  -----------------------------  -------------  ---------------------------------------
JOHN A. WEISSER   Indefinite; Director    Retired.  Managing Director          74       Trustee, Eclipse Funds since June 2007
10/22/41          since 1997              of Salomon Brothers, Inc.                     (3 funds); Director, Eclipse Funds
                                          (1971 to 1995).                               Inc. since June 2007 (23 funds);
                                                                                        Director, ICAP Funds, Inc., since June
                                                                                        2007 (3 funds); Trustee, The MainStay
                                                                                        Funds since June 2007 (21 funds);
                                                                                        Trustee, Direxion Funds (71
                                                                                        portfolios) and Direxion Insurance
                                                                                        Trust (45 portfolios) since March 2007.

                        OFFICERS (WHO ARE NOT DIRECTORS)

                                                                                       PRINCIPAL
NAME AND                    POSITION(S) HELD WITH THE                                OCCUPATION(S)
DATE OF BIRTH              FUND AND LENGTH OF SERVICE                            DURING PAST FIVE YEARS
-------------         ------------------------------------  ---------------------------------------------------------------
JACK R. BENINTENDE    Treasurer and Principal Financial     Managing Director, New York Life Investment Management LLC
5/12/64               and Accounting Officer since June     (since June 2007); Treasurer and Principal Financial and
                      2007                                  Accounting Officer, Eclipse Funds, Eclipse Funds Inc., The
                                                            MainStay Funds,  and ICAP Funds, Inc. (since June 2007); Vice
                                                            President, Prudential Investments (2000 to 2007); Assistant
                                                            Treasurer, JennisonDryden Family of Funds, Target Portfolio
                                                            Trust, The Prudential Series Fund and American Skandia Trust
                                                            (2006 to 2007); Treasurer and Principal Financial Officer, The
                                                            Greater China Fund (2007).

STEPHEN P. FISHER     President since March 2007            Senior Managing Director and Chief Marketing Officer, New York
2/22/59                                                     Life Investment Management LLC (since 2005); President and
                                                            Chief Executive Officer, NYLIFE Distributors LLC (since January
                                                            2008); Chairman of the Board, NYLIM Service Company (since
                                                            January 2008); Managing Director--Retail Marketing, New York
                                                            Life Investment Management LLC (2003 to 2005); President,
                                                            Eclipse Funds, Eclipse Funds Inc., The MainStay Funds,  and
                                                            ICAP Funds, Inc. (since March 2007); Managing Director, UBS
                                                            Global Asset Management (1999 to 2003).

SCOTT T. HARRINGTON   Vice President--Administration since   Director, New York Life Investment Management LLC (since 2000)
2/8/59                2005                                  (including predecessor advisory organizations); Executive Vice
                                                            President, New York Life Trust Company and New York Life Trust
                                                            Company, FSB (since 2006); Vice President--Administration,
                                                            Eclipse Funds, Eclipse Funds Inc., The MainStay Funds (since
                                                            2005), and ICAP Funds, Inc. (since 2006).

                                                                                       PRINCIPAL
NAME AND                    POSITION(S) HELD WITH THE                                OCCUPATION(S)
DATE OF BIRTH              FUND AND LENGTH OF SERVICE                            DURING PAST FIVE YEARS
-------------         ------------------------------------  ---------------------------------------------------------------
ALISON H. MICUCCI     Senior Vice President and Chief       Senior Managing Director and Chief Compliance Officer (since
12/16/65              Compliance Officer since 2006         2006) and Managing Director and Chief Compliance Officer (2003
                                                            to 2006), New York Life Investment Management LLC and New York
                                                            Life Investment Management Holdings LLC; Senior Managing
                                                            Director, Compliance (since 2006) and Managing Director,
                                                            Compliance (2003 to 2006), NYLIFE Distributors LLC; Chief
                                                            Compliance Officer, NYLCAP Manager LLC; Senior Vice President
                                                            and Chief Compliance Officer, Eclipse Funds, Eclipse Funds
                                                            Inc., The MainStay Funds,  and ICAP Funds, Inc. (since 2006);
                                                            Vice President--Compliance, The MainStay Funds (2004 to 2006);
                                                            Deputy Chief Compliance Officer, New York Life Investment
                                                            Management LLC (2002 to 2003); Vice President and Compliance
                                                            Officer, Goldman Sachs Asset Management (1999 to 2002).

MARGUERITE E. H.      Chief Legal Officer since 2008 and    Managing Director, Associate General Counsel and Assistant
MORRISON              Secretary since 2004                  Secretary, New York Life Investment Management LLC (since
3/26/56                                                     2004); Managing Director and Secretary, NYLIFE Distributors
                                                            LLC (since 2004); Secretary, NYLIM Service Company (since
                                                            January 2008); Assistant Secretary, New York Life Investment
                                                            Management Holdings LLC (since January 2008); Vice President,
                                                            Associate General Counsel and Assistant Secretary, New York Life
                                                            Insurance Company (Since March 2008); Chief Legal Officer (since
                                                            January 2008) and Secretary, Eclipse Funds, Eclipse Funds Inc.,
                                                            The MainStay Funds, (since 2004) and ICAP Funds, Inc. (since
                                                            2006); Chief Legal Officer -- Mutual Funds and Vice President
                                                            and Corporate Counsel, The Prudential Insurance Company of
                                                            America (2000 to 2004).



* The officers listed are considered to be "interested persons" of the Fund within the meaning of the 1940 Act because of their affiliation with the New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, The MainStay Funds, , McMorgan Funds, NYLIFE Securities LLC. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years."

          The Board oversees the Fund, the Manager and the Subadvisors. Effective June 7, 2007, the committees of the Board include the Audit Committee, the Contracts Committee, the Nominating and Governance Committee, the Valuation Committee, and the Investment Committee. The Board has also established a Valuation Subcommittee, which includes members who are not Board Members.

          AUDIT COMMITTEE. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Portfolios' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan
R. Latshaw (Chairman), Susan B. Kerley, and Roman L. Weil. There were 5 Audit Committee meetings held during the fiscal year ended December 31, 2007.

          CONTRACTS COMMITTEE. The purpose of the Contracts Committee, which meets on an as needed basis, is to assist the Board in overseeing contracts to which the Portfolios are or are proposed to be parties to ensure that the interests of the Portfolios and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee was first organized in June 2007 and held 5 meetings during the fiscal year ended December 31, 2007.

          NOMINATING AND GOVERNANCE COMMITTEE. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and
(c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Alan R. Latshaw, Susan
B. Kerley, Peter

Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. There were 3 Nominating and Governance Committee meetings held during the fiscal year ended December 31, 2007.

          The Nominating and Governance Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

          Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating Committee qualifications for submission, at the time of submitting the candidate to the attention of the Fund Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote;
(ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Portfolio shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Fund Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

          INVESTMENT COMMITTEE. The purposes of the Investment Committee, which meets on an as needed basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Portfolios and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee was first organized in June 2007, and held 2 meetings during the period June 2007 through the end of the fiscal year December 31, 2007.

          VALUATION COMMITTEE. The purpose of the Valuation Committee is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack Benintende (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr., Jae Yoon, Marguerite E. H. Morrison, and Alison Miccuci. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during the fiscal year ended December 31, 2007.

          VALUATION SUBCOMMITTEE. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Fund valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Alison Miccuci, Marguerite E. H. Morrison, Jae Yoon, Christopher Feind, Jack Benintende, Gary Wendlandt and William Cheng. There were 41 Subcommittee meetings held during the fiscal year ended December 31, 2007.

OWNERSHIP OF SECURITIES

          As of December 31, 2007, the dollar range of equity securities owned by each Board Member in the Fund (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Company was as follows:

          The following table sets forth the dollar range of Fund shares beneficially owned by each director as of December 31, 2007, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over
$100,000.

                              INDEPENDENT DIRECTORS

                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN BY
                                                                                           BOARD MEMBER IN FAMILY
DIRECTOR                     DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                 OF INVESTMENT COMPANIES
--------                -------------------------------------------------------   ----------------------------------------
Susan B. Kerley                                   None                                          Over $100,000
Alan R. Latshaw                                   None                                        $10,001 - $50,000
Peter Meenan                                      None                                          Over $100,000
Richard H. Nolan, Jr.                             None                                              None
Richard S. Trutanic                               None                                          $1 - $10,000
Roman L. Weil           MainStay VP S&P 500 Index Portfolio - $10,001 - $50,000              $10,001- $50,000
John A. Weisser                                   None                                       $50,001 - $100,000

COMPENSATION

          The following Compensation Table reflects the compensation received by certain Directors for the fiscal period ended December 31, 2007, from the Fund. Effective June 7, 2007, the Independent Directors receive from the Fund Complex (defined below) an annual retainer of $100,000, a fee of $15,000 for each Board meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Chairman of the Board is also paid an annual fee of $30,000 and the Chairmen of the Audit, Investment, Contracts, and Nominating and Governance Committees each receive an annual fee of $15,000. To compensate the Independent Directors for additional service to the Portfolios and other funds in the Fund Complex overseen by each Director in connection with the consolidation of the membership of the Boards of Trustees/Directors of the Fund, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, and ICAP Funds, Inc. (collectively, the "Fund Complex"), the Directors received a fee of $30,000 during the fiscal period ended December 31, 2007. The Portfolios pay their pro rata share of the above-referenced fees based on the relative net assets of the Portfolios and other funds in the Fund Complex for which the Director serves as Director or Trustee as of the end of the fiscal year. Prior to June 7, 2007, the Directors were compensated under a different compensation structure. Directors who are affiliated with NYLIM do not receive compensation from the Portfolios.

                                              PENSION OR RETIREMENT                     TOTAL COMPENSATION FROM
                              AGGREGATE        BENEFITS ACCRUED AS       ESTIMATED       THE FUND AND THE FUND
NAME OF PERSON            COMPENSATION FROM          PART OF          ANNUAL BENEFITS           COMPLEX
AND POSITION                   THE FUND           FUND EXPENSES       UPON RETIREMENT      PAID TO DIRECTORS
--------------            -----------------   ---------------------   ---------------   -----------------------
Jill Feinberg(1)               $31,345                 None                 None                $ 31,345
Daniel Herrick(1)               31,345                 None                 None                  31,345
Susan B. Kerley(2)              60,649                 None                 None                 208,035
Alan R. Latshaw(3)              48,370                 None                 None                 197,861
Peter Meenan(2)                 48,057                 None                 None                 196,333
Richard H. Nolan, Jr.           79,450                 None                 None                 186,878
Raymond Stickel, Jr.(1)         31,345                 None                 None                  31,345
Richard S. Trutanic(3)          45,416                 None                 None                 183,312

                                              PENSION OR RETIREMENT                     TOTAL COMPENSATION FROM
                              AGGREGATE        BENEFITS ACCRUED AS       ESTIMATED       THE FUND AND THE FUND
NAME OF PERSON            COMPENSATION FROM          PART OF          ANNUAL BENEFITS           COMPLEX
AND POSITION                   THE FUND           FUND EXPENSES       UPON RETIREMENT      PAID TO DIRECTORS
--------------            -----------------   ---------------------   ---------------   -----------------------
Roman L. Weil                   83,778                 None                 None                 185,992
John A. Weisser                 86,112                 None                 None                 193,540

1 Ms. Feinberg, Mr. Herrick and Mr. Stickel resigned from the Board effective June 7, 2007.

2 Ms. Kerley and Mr. Meenan were appointed as Directors effective June 7, 2007, Prior to June 7, 2007, they served as Trustees/Directors to Eclipse Funds, Eclipse Funds Inc., and ICAP Funds Inc., which are part of the Fund Complex.

3 Mr. Latshaw and Mr. Trutanic were appointed as Directors effective June 7, 2007, . Prior to June 7, 2007, they served as Trustees to The MainStay Funds, which is part of the Fund Complex.

          As of January 31, 2008, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of any class of common stock of the Portfolios of the Fund.

CODES OF ETHICS

          The Fund, its Manager, its Distributor, and each of its Subadvisors have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                         THE MANAGER AND THE SUBADVISORS

          New York Life Investment Management LLC ("NYLIM" or the "Manager"), subject to the supervision of the Directors of the Fund and in conformity with the stated policies of each Portfolio of the Fund, administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio's holdings, including the purchase, retention, disposition and loan of securities. Pursuant to shareholder approval, effective May 1, 2008, these advisory services are provided pursuant to a Management Agreement with regard to all Portfolios except for the Value Portfolio, which receives these services pursuant to a separate Investment Advisory Agreement. As described below under "Administrative Services," NYLIM also provides administrative services to the Portfolios (other than the Value Portfolio) under the Management Agreement. Also, as described more fully below, the Manager has delegated day-to-day Portfolio management responsibilities for fourteen of the Portfolios to certain Subadvisors. The Manager is a subsidiary of New York Life Insurance Company ("New York Life").

          Prior to May 1, 2008, each Portfolio other than the Balanced, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios received advisory services pursuant to Investment Advisory Agreements and administrative services under a separate Administrative Agreement. Effective May 1, 1008, the fees that were charged by NYLIM to these Portfolios under the prior Administrative and Advisory Agreements are now combined into one fee under the Management Agreement. In addition to approving the combination of these services into one Management Agreement, the shareholders of the following portfolios also approved an increase in the amount of compensation paid to NYLIM for advisory and administrative services combined:
Bond, Capital Appreciation, Common Stock, Convertible, High Yield Corporate Bond, International Equity, Large Cap Growth, and Total Return. The current management fees for each Portfolio are disclosed in the Prospectus.

          The Management Agreement and Investment Advisory Agreements will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund or the Manager (as that term is defined in the 1940 Act).

          The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Manager bears the salaries and expenses of all of its personnel.

          Other than as imposed by law, the Management Agreement and Investment Advisory Agreement provide that the Manager shall not be liable to the Portfolios for any error of judgment by it or for any loss sustained by the Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon no more than 60 days nor less than 30 days written notice.

          Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor, are paid out of the management fee paid to the Manager and are not additional expenses of each Portfolio.

          Conditions to exemptive relief include: (i) the Fund would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Fund would be required to provide an information statement to shareholders of a Portfolio containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board of Directors would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Director or officer of the Portfolio would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Portfolio may rely on the Order, the operation of that Portfolio pursuant to the Order must be approved by a majority of the Portfolio's outstanding voting securities; and (vii) at all times, a majority of the Board will not be "interested persons" of the Fund within the meaning of the 1940 Act and the nomination of new or additional Directors that are not "interested persons" will be at the discretion of the then existing Directors that are not "interested persons."

          Pursuant to Subadvisory Agreements between the Manager and each of Institutional Capital LLC, with respect to the ICAP Select Equity Portfolio; Winslow Capital Management, Inc., with respect to the Large Cap Growth Portfolio; and Lord, Abbett & Co. LLC, with respect to the Developing Growth Portfolio (each a "Subadvisor" and collectively, the "Subadvisors"), the Subadvisors have been delegated day-to-day responsibility for the investment decisions of the Portfolios. The Subadvisors, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manage their respective Portfolios, including the purchase, retention, disposition and loan of securities.

          Pursuant to Subadvisory Agreements between the Manager and MacKay Shields with respect to the Capital Appreciation, Mid Cap Value, Mid Cap Growth, Small Cap Growth, Total Return, Government, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios, MacKay Shields, as Subadvisor, has been delegated day-to-day responsibility for the investment decisions of the Portfolios. MacKay Shields, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manages the Portfolios, including the purchase, retention, disposition and loan of securities.

          The Subadvisory Agreements will remain in effect for two years following their effective dates, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of each of the Portfolios (as defined in the 1940 Act or in a rule under the 1940 Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund, the Manager or any Subadvisor (as the term is defined in the 1940
Act).

          As compensation for services, the Manager, not the Portfolios, pays the Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of each Portfolio's average daily net assets during the preceding month, at the following annual rates:

PORTFOLIO NAME                                     ANNUAL RATE
--------------              ---------------------------------------------------------
Capital Appreciation        0.305% on assets up to $1 billion; and
                            0.25% on assets over $1 billion.

Cash Management             0.225% on assets up to $500 million;
                            0.20% on assets from $500 million to $1 billion; and
                            0.175% on assets over $1 billion.

Convertible                 0.30% on assets up to $1 billion; and
                            0.25% on assets over $1 billion.

Developing Growth           0.50% on assets up to $200 million;
                            0.45% on assets from $200 million to $500 million;
                            0.425% on assets from $500 million to $1 billion; and
                            0.40% on assets over $1 billion.

Government                  0.25% on assets up to $500 million;
                            0.2375% on assets from $500 million to $1 billion;
                            and 0.225% on assets over $1 billion.

High Yield Corporate Bond   0.285% on assets up to $1 billion;
                            0.275% on assets from $1 billion to $5 billion; and
                            0.2625% on assets over $5 billion.

ICAP Select Equity          0.40% on assets up to $250 million;
                            0.375% on assets from $250 million to $1 billion; and
                            0.37% on assets over $1 billion.

International Equity        0.445% on asssets up to $500 million; and
                            0.425% on assets over $500 million.

Large Cap Growth            0.40% on assets up to $250 million;
                            0.35% on assets from $250 million to $500 million;
                            0.30% on assets from $500 million to $750 million;
                            0.25% on assets from $750 million to $1 billion; and
                            0.20% on assets over $1 billion.

Mid Cap Growth              0.375% on assets up to $500 million; and
                            0.35% on assets over $500 million.

Mid Cap Value               0.35% on assets up to $500 million; and
                            0.325% on assets over $500 million.

Small Cap Growth            0.45% on assets up to $1 billion; and
                            0.425% on assets over $1 billion.

Total Return                0.285% on assets up to $1 billion; and
                            0.275% on assets over $1 billion.

Value                       0.31% on assets up to $1 billion; and
                            0.25% on assets over $1 billion.

* On the average daily net asset value of all Winslow-serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, a series of The MainStay Funds.

          For the years ended December 31, 2007, December 31, 2006 and December 31, 2005, the amount of advisory fees paid by the Portfolios (except for the Asset Allocation Portfolios, which pay no advisory fees) to the Manager and its affiliates and the amount of Subadvisory fees paid by the Manager and its affiliates to the Subadvisors is indicated in the following table. All amounts were paid to the Manager or its affiliates except for Subadvisory fees paid to The Dreyfus Corporation, Institutional Capital LLC, Winslow Capital Management, Inc., and Lord, Abbett & Co. LLC with respect to the Portfolios they subadvise.

                                            SUB-                       SUB-                        SUB-
                             ADVISORY     ADVISORY     ADVISORY      ADVISORY       ADVISORY     ADVISORY
                               FEES         FEES         FEES          FEES           FEES         FEES
PORTFOLIO                    PAID 2007    PAID 2007    PAID 2006     PAID 2006      PAID 2005    PAID 2005
---------                    ---------    ---------   ----------    ----------     ----------   ----------
Balanced**                  $1,503,281   $      N/A   $1,189,338    $     N/A      $  308,817   $     N/A
Bond                         1,422,785          N/A    1,197,537          N/A       1,193,304         N/A
Capital Appreciation         2,857,864*   2,857,864    3,025,911*    3,025,911      3,232,992*   3,232,992
Cash Management              1,126,991*   1,126,991      852,744*      852,744        758,872*     758,872
Common Stock                 2,605,117          N/A    2,373,432           N/A      2,286,419         N/A
Convertible                  1,373,239*   1,373,239    1,314,854*    1,314,854      1,275,704*   1,275,704
Developing Growth              450,647*     375,539      357,530*      297,942        287,126*     239,265
Floating Rate**              1,905,002          N/A    1,223,792           N/A        289,043          N/A
Government                     760,092*     760,092      815,875*      815,875        909,574*     909,574
High Yield Corporate Bond    4,517,751*   4,517,751    4,220,067*    4,220,067      4,287,152*   4,287,152
ICAP Select Equity           1,742,337*   1,296,042      713,964*      533,010****    560,208*     420,147
International Equity         3,847,211*   3,847,211    2,586,193*    2,586,193      1,642,214*   1,642,214
Large Cap Growth***          1,316,878*     986,736      854,356*      639,234        655,108*     184,485
Mid Cap Core **              3,128,253          N/A    2,500,455           N/A      1,727,670          N/A
Mid Cap Growth **            2,795,326*   1,397,663    2,514,453*    1,257,226      1,792,251*     896,126
Mid Cap Value **             3,470,998*   1,735,499    3,167,845*    1,583,921      2,732,966*   1,366,483
S&P 500  Index               1,393,367          N/A    1,335,982           N/A      1,324,007          N/A
Small Cap Growth**           1,582,202*     879,001    1,652,786*    1,002,823      1,478,418*     821,343
Total Return                 1,454,246*   1,454,246    1,535,135*    1,535,135      1,666,369*   1,666,369
Value                        2,615,848*   2,615,848    2,397,956*    2,397,956      2,230,226*   2,230,226

*    Gross management fee includes Subadvisory fee.

** Management fee includes administration fee, discussed below under "Administrative Services."

*** For the period prior to August 15, 2005, $327,872 was paid to Eagle Asset Management, Inc. as Subadvisor to the Portfolio.

**** Includes $217,860 paid during the period prior to July 3, 2006, to The
     Dreyfus Corporation, who served as Subadvisor to the Portfolio, formerly the Basic Value Portfolio.

          Aggregate management and Subadvisory fees paid to the Manager and its affiliates for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, were $41,869,435, $36,373,500 and $31,143,269, respectively.

          For the years ended December 31, 2005 and December 31, 2006, the Manager had voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million for the ICAP Select Equity Portfolio. Effective January 1, 2007, the Manager has agreed to continue this waiver on a contractual basis. As a result of these voluntary and contractual waivers, for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, the Manager waived $147,738, $59,495 and $46,684 of its management fee, respectively, for the ICAP Select Equity Portfolio. As of May 1, 2008, the Manager has contractually agreed to waive its Management Fee to 0.75% on assets up to $250 million and 0.70% on assets over $250 million. This waiver will be in effect through May 1, 2009, and may be modified only with Board approval. There is no guarantee that the contractual waiver will be continued beyond that date.

          Effective January 1, 2007, the Manager has agreed to waive its Advisory Fee to 0.05% on assets up to $1 billion and 0.025 on assets over $1 billion for the S&P 500 Index Portfolio. As a result of this waiver, the Manager waived $762,245 of its fee for the year ended December 31, 2007. As of May 1, 2008, the Manager has voluntarily agreed to waive its Advisory Fee to 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion and; 0.20% on assets over $3 billion. This waiver may be modified only with Board approval.

          The Manager may recoup the amount of certain management fee waivers or expense reimbursements pursuant to a contractual agreement if such action does not cause the Portfolio to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expenses.


          In connection with the expense limitations or fee waivers, NYLIM assumed the following expenses for the years ended December 31, 2007, December 31, 2006 and December 31, 2005:



                                         YEAR ENDED    YEAR ENDED     YEAR ENDED
PORTFOLIO                                12/31/2007    12/31/2006     12/31/2005
---------                                ----------    ----------     ----------
Conservative Allocation*                       N/A        $8,917            N/A
Convertible                                    N/A           N/A            N/A
Developing Growth                              N/A           N/A        $10,904
ICAP Select Equity                        $147,738       $59,495        $46,684
Large Cap Growth**                         $62,177       $25,627            N/A
S&P 500 Index                             $762,245           N/A            N/A
Small Cap Growth                               N/A           N/A        $41,730

-----------------
*  Amount recouped in 2007
** Reflects subadvisory fee waiver



                             ADMINISTRATIVE SERVICES

          The Manager provides administrative services to each of the Portfolios. These services are provided to the Portfolios other than the Value Portfolio pursuant to the Management Agreement referenced above. These services are provided to the Value Portfolio pursuant to a separate Administrative Agreement.

          Prior to May 1, 2008, each Portfolio other than the Balanced, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios received these services from NYLIM under a separate Administration Agreement (the "Prior Administration Agreement").

          The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors not affiliated with the Manager or the Subadvisors; and

          (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

          Prior to February 13, 2001, New York Life Insurance and Annuity Corporation ("NYLIAC") served as administrator for the Portfolios and NYLIAC retained MainStay Management LLC, an affiliate, as subadministrator. On February 13, 2001, the Board of Directors of the Fund approved a Substitution Agreement which substituted NYLIM for NYLIAC as Administrator to the Fund. Additionally, the Board terminated the Sub-Administration Agreement with MainStay Management LLC.

          Under a separate agreement, New York Life has granted the Portfolios the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

          Pursuant to an agreement with NYLIM, State Street Bank & Trust Company ("State Street"), One Lincoln Street, Boston Massachusetts, 02111, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. State Street also holds the Portfolios' foreign assets. For providing these services, State Street is compensated by NYLIM. During the last three calendar years, the Portfolios paid separate administration fees to the Administrator under the Prior Administration Agreement (and for the Value Portfolio, its current Administration Agreement) as follows:

                                              AMOUNT OF
                                       ADMINSTRATIVE FEES PAID
                             ------------------------------------------
                             FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                 ENDED          ENDED          ENDED
PORTFOLIO                      12/31/07       12/31/06       12/31/05
---------                    ------------   ------------   ------------
Balanced*                     $      N/A     $      N/A     $      N/A
Bond                           1,138,228        958,030        954,643
Capital Appreciation           1,587,702      1,681,061      1,796,107
Cash Management                  907,067        682,195        607,024
Common Stock                   2,084,094      1,898,745      1,829,135
Conservative Allocation              N/A            N/A            N/A
Convertible                      762,911        730,475        708,724
Developing Growth                150,216        119,177         95,709
Floating Rate*                       N/A            N/A            N/A
Government                       506,728        543,916        606,384
Growth Allocation                    N/A            N/A            N/A
High Yield Corporate Bond      3,011,834      2,813,378      2,858,101
ICAP Select Equity               590,953        237,988        186,736
International Equity           1,282,404        862,065        547,405
Large Cap Growth                 559,455        341,764        262,043
Mid Cap Core*                        N/A            N/A            N/A
Mid Cap Growth*                      N/A            N/A            N/A
Mid Cap Value*                       N/A            N/A            N/A
Moderate Allocation                  N/A            N/A            N/A
Moderate Growth Allocation           N/A            N/A            N/A
S&P 500  Index                 3,048,978      2,895,952      2,864,017
Small Cap Growth*                    N/A            N/A            N/A
Total Return                     908,904        959,459      1,041,472
Value                          1,453,249      1,332,198      1,239,015

*    Administration fee of 0.20% reflected in advisory fee table on page 69.

                           EXPENSES BORNE BY THE FUND

          Except for the expenses to be paid by the Manager as described in the Prospectus, the Fund, on behalf of each Portfolio, is responsible under its Management Agreement for the payment of expenses related to each Portfolio's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Directors who are not affiliated with the Manager or the Subadvisors; (3) certain fees and expenses of the Fund's custodians; (4) the charges and expenses of the Fund's legal counsel and independent accountants;
(5) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions; (6) the fees of any trade association of which a Portfolio or the Fund is a member;
(7) the cost of share certificates representing shares of a Portfolio; (8) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Portfolios' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

                      PROXY VOTING POLICIES AND PROCEDURES

          It is the Fund's policy that proxies received by the Portfolios are voted in the best interests of the Portfolios' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Portfolios that delegate all responsibility for voting proxies received relating to the Portfolios' portfolio securities to NYLIM, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Portfolios are voted in the best interests of the Portfolios and their shareholders. Where the Portfolios have retained the services of a Subadvisor to provide day-to-day portfolio management for a Portfolio, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Portfolios' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Portfolios may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

          MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy-voting decisions for the Portfolios and their other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS"), a division of RiskMetrics Group, an unaffiliated third-party proxy research and voting service - to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Portfolios' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

          CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Portfolio shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby the Manager, on behalf of a Portfolio receives proxies in its capacity as a shareholder in an underlying portfolio, the Manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying portfolios. As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures such described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

          The Manager has retained voting authority for the following
Portfolios: Balanced, Bond, Common Stock, Floating Rate, Mid Cap Core, S&P 500(R) Index, Conservative Allocation, Moderate Allocation, Moderate Growth Allocation and Growth Allocation.

          GUIDELINES EXAMPLES

          The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delgated proxy-voting authority utilizes ISS these guidelines apply to the subadvisor.

          Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity. Also, withhold votes from overboarded CEO directors, defined as serving on more than three boards, including their own. Withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the Company has poor compensation practices.

          Antitakeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

          Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights when no shares have been issued or reserved for a specific purpose.

          Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation.

          SUBADVISOR PROXY VOTING GUIDELINES. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

CAPITAL APPRECIATION, CASH MANAGEMENT, CONVERTIBLE, GOVERNMENT, HIGH YIELD CORPORATE BOND, INTERNATIONAL EQUITY, MID CAP GROWTH, MID CAP VALUE, SMALL CAP GROWTH, TOTAL RETURN AND VALUE PORTFOLIOS.

          The Manager has delegated proxy-voting authority to the Portfolios' Subadvisor, MacKay Shields LLC ("MacKay Shields" or "MacKay"). A summary of McKay Shields' proxy voting policies and procedures is provided below.

MacKay Shields

          MacKay Shields has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

          Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

LARGE CAP GROWTH

          The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Winslow Capital Management, Inc. ("Winslow Capital"). A summary of Winslow Capital's proxy voting policies and procedures is provided below.

          Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

          Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

          Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS' Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

          Winslow Capital retains the ability to override any vote if it disagrees with ISS' vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

DEVELOPING GROWTH

          The Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, Lord, Abbett & Co. LLC ("Lord Abbett"). A summary of Lord Abbett's proxy voting policies and procedures is provided below.

Lord, Abbett & Co. LLC.

          Lord Abbett has established a Proxy Committee responsible for Lord Abbett's proxy voting process. The Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, Chief Administrative Officer for the Investment Department, Lord Abbett's Chief Investment Officer and its General Counsel. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process.

          Because Lord Abbett is a privately held firm whose only business is to manage the investment portfolios of its clients, Lord Abbett expects that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process will be limited. However, if a potential conflict of interest arises, Lord Abbett would simply follow its proxy voting policies or, if a particular issue is not covered by the policies, the recommendation of ISS. If Lord Abbett does not follow the recommendation of ISS, Lord Abbett shall seek instructions from the Proxy Committee.

          Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. Further information with respect to certain specific issues is provided below:

          - Election of Directors. In some cases, Lord Abbett may withhold votes in a director election such as where a director attends less than 75% of meetings; or the Board's failing to act upon shareholder approval of shareholder proposals that are approved by a majority of votes for two consecutive years. Lord Abbett generally does not support classified boards.

          - Incentive Compensation Plans. Lord Abbett usually votes with management regarding employee incentive plans but reviews the issues closely on a case by case basis and looks to ISS for guidance on industry standards.

          - Cumulative and Supermajority Voting; Confidential Voting. Lord Abbett generally opposes cumulative voting proposals and supermajority provisions. Lord Abbett generally believes shareholder proposals regarding confidential balloting should be approved.

          - Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case by case basis incorporating a number of factors. However, Lord Abbett generally supports anti-greenmail provisions, fair price amendments and certain shareholder rights plan, usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, Lord Abbett considers these on a case by case basis, and only approves the plans when proposed by companies with strong effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support long-range corporate goals.

          - Social Issues. Lord Abbett generally votes as management recommends on social issues, unless voting otherwise would enhance the value of the security.

ICAP SELECT EQUITY

          The Manager has delegated proxy voting authority to the Portfolio's Subadviser, Institutional Capital LLC ("ICAP"). A summary of ICAP's proxy voting policies and procedures is provided below.

ICAP.

          ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

          - Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP's part;

          - Vote the securities based upon the recommendation of an independent third party, such as ISS; or

          - Disclose the conflict to the client and obtain the client's direction to vote the proxies.

          FUND'S PROXY VOTING RECORD. Each Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolios will provide any shareholder a copy of their proxy voting record for the previous years ended June 30, within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Fund's website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager publicly discloses the complete schedule of each Portfolio's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Portfolio's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Portfolio's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Fund's website at www.mainstayfunds.com or by calling the Fund at 1-800-598-2019.

          In addition, the Manager may share the Portfolios' non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street Bank & Trust Company, PricewaterhouseCoopers, Russell Mellon, Risk Metrics Group, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Portfolios' Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Portfolios. Such disclosure will be reported to the Board of Directors at the next regularly scheduled board meeting.

          All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Portfolios' non-public portfolio holdings information is the confidential property of the Portfolios and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from NYLIM or the Portfolios, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Fund may rely on the confidentiality provisions of existing agreements provided NYLIM has determined that such provisions adequately protects the Fund's ongoing disclosure or misuse of non-public holdings information.

          Generally, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

          In connection with its management of the Asset Allocation Portfolios, the Manager may have access to non-public information regarding the Portfolios' portfolio holdings information and may use such information in making decisions regarding investments of the Asset Allocation Portfolios in the Portfolios. In all other cases, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

          Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' Manager, Subadvisor, distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Directors or a majority of a Board committee consisting solely of Independent Directors approves such disclosure. The Fund, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

                               PORTFOLIO MANAGERS

          Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2007, is set forth below:

                                                                                      NUMBER OF ACCOUNTS AND ASSETS
                                          NUMBER OF OTHER ACCOUNTS MANAGED            FOR WHICH THE ADVISORY FEE IS
                                             AND ASSETS BY ACCOUNT TYPE                   BASED ON PERFORMANCE
                      PORTFOLIOS    -------------------------------------------- --------------------------------------
                      MANAGED BY      REGISTERED    OTHER POOLED                 REGISTERED OTHER POOLED
     PORTFOLIO         PORTFOLIO      INVESTMENT     INVESTMENT       OTHER      INVESTMENT  INVESTMENT      OTHER
      MANAGER           MANAGER         COMPANY       VEHICLES       ACCOUNTS      COMPANY    VEHICLES      ACCOUNTS
     ---------     ---------------- -------------- -------------- -------------- ---------- ------------ --------------
Claude Athaide     Cash             2 RICs                0       4 Accounts          0           0             0
                   Management       $703,034,981                  $652,917,210
                   Portfolio
Lee Baker          S&P 500 Index    2 RICs                0       0                   0     5 Accounts   1 Account
                   Portfolio        $2,141,925,185                                          $807,175,070 $373,354,286
Rupal J. Bhansali  International    2 RICs                0       7 Accounts          0           0      3 Accounts
                   Equity and       $2,424,348,817                $1,212,681,393                         $455,156,126
                   Total Return
                   Portfolios
Robert J.          Capital          3 RICs                0       16 Accounts         0           0      1 Account
Centrella          Appreciation     $1,600,970,757                $1,164,520,045                         $6.608.206
                   and Mid Cap
                   Growth
                   Portfolio
Robert H. Dial     Floating Rate    2 RICs         2 Accounts     6 Accounts          0           0             0
                   Portfolio        $347,457,905   $173,968,979   $2,350,122,333
Tony H. Elavia     Balanced,        9 RICs         1 Account      4 Accounts          0           0             0
                   Conservative     $2,374,627,725 $32,855,643    $65,427,880
                   Allocation,
                   Growth
                   Allocation,
                   Moderate
                   Allocation and
                   Moderate
                   Growth
                   Allocation
                   Portfolios

                                                                                      NUMBER OF ACCOUNTS AND ASSETS
                                          NUMBER OF OTHER ACCOUNTS MANAGED            FOR WHICH THE ADVISORY FEE IS
                                             AND ASSETS BY ACCOUNT TYPE                   BASED ON PERFORMANCE
                      PORTFOLIOS    -------------------------------------------- --------------------------------------
                      MANAGED BY      REGISTERED    OTHER POOLED                 REGISTERED OTHER POOLED
     PORTFOLIO         PORTFOLIO      INVESTMENT     INVESTMENT       OTHER      INVESTMENT  INVESTMENT      OTHER
      MANAGER           MANAGER         COMPANY       VEHICLES       ACCOUNTS      COMPANY    VEHICLES      ACCOUNTS
     ---------     ---------------- -------------- -------------- -------------- ---------- ------------ --------------
Harvey Fram        Common Stock     4 RICs         1 Account      46 Accounts         0          0       8 Accounts
                   and Mid Cap      $903,623,144   $202,361,830   $4,122,609,832                         $1,622,034,991
                   Core Portfolios

Thomas Girard      Bond Portfolio   2 RICs         1 Account      1 Account           0          0              0
                                    $759,823,005   $2,923,287,437 $46,549,774

Gary Goodenough    Cash             7 RICs         3 Accounts     40 Accounts         0          0       4 Accounts
                   Management,      $2,126,819,784 $162,324,234   $2,567,338,229                         $682,902,650
                   Government and
                   Total Return
                   Portfolios
Denise E. Higgins  Small Cap        2 RICs               0        16 Accounts         0          0       1 Account
                   Growth           $505,602,700                  $1,164,520,045                         $6,608.206
                   Portfolio
Justin H. Kelly    Large Cap        2 RICs         4 Accounts     28 Accounts         0          0       1 Account
                   Growth           $1,477,000,000 $185,000,000   $1,642,000,000                         $34,000,000
                   Portfolio
Migene Kim         Common Stock     4 RICs         1 Account      46 Accounts         0          0       8 Accounts
                   and Mid Cap      $903,623,144   $202,361,830   $4,122,609,832                         $1,622,034,991
                   Core Portfolios
F. Thomas          Developing       2 RICs               0        6 Accounts          0          0              0
O'Halloran         Growth           $1,227,000,000                $109,800,000
                   Portfolio
Francis J. Ok      S&P 500(R) Index 2 RICs               0              0             0     5 Accounts   1 Account
                   Portfolio        $2,141,925,185                                          $807,175,070 $373,354,286
J. Matthew Philo   High Yield       5 RICs         3 Accounts     39 Accounts         0          0       1 Account
                   Corporate Bond   $6,218,980,148 $879,375,480   $7,814,547,819                         $104,401,242
                   and Total
                   Return
                   Portfolios
Joseph Portera     Government and   5 RICs         3 Accounts     40 Accounts         0          0       4 Accounts
                   Total Return     $1,423,787,803 $162,324,234   $2,567,338,229                         $682,902,650
                   Portfolios
Richard A. Rosen   Mid Cap Value,   3 RICs               0        20 Accounts         0          0       2 Accounts
                   Value and        $941,720,333                  $554,577,914                           $182,277,968
                   Total
                   Return
                   Portfolios
Joan M. Sabella    Balanced         1 RIC                0        3 Accounts          0          0              0
                   Portfolio        $1,206,068,777                $52,899,503
Jerrold K. Senser  ICAP Select      15 RICs        10 Accounts    126 Accounts        0          0       13 Accounts
                   Equity           $8,400,000,000 $2,000,000,000 $8,000,000,000                         $1,800,000,000
                   Portfolio

Donald F. Serek    Bond Portfolio          0       2 Accounts     7 Accounts          0          0              0
                                                   $419,586,991   $1,659,482,422


Edward Silverstein Convertible      1 RIC          2 Accounts     4 Accounts          0          0       2 Accounts
                   Portfolio        $522,234,466   $9,366,724     $197,940,817                           $566,130,154

Mark T. Spellman   Mid Cap Value    2 RICs         0              20 Accounts         0          0       2 Accounts
                   Portfolio        $336,139,501                  $554,577,914                           $182,277,968
Edmund C. Spelman  Capital          5 RICs         2 Accounts     20 Accounts         0          0       3 Accounts
                   Appreciation,    $2,596,947,334 $9,366,724     $1,362,460,862                         6,572,738,360
                   Convertible,
                   Mid Cap
                   Growth, Small
                   Cap Growth,
                   and Total
                   Return
                   Portfolios
Jonathan Swaney    Conservative,    8 RICs         1 Account      1 Account           0          0              0
                   Growth,          $1,168,558,948 $32,855,643    $12,528,377
                   Moderate and
                   Moderate
                   Growth
                   Portfolios

Thomas Volpe, Jr.  Bond Portfolio          0       2 Accounts     5 Accounts          0          0              0
                                                   $419,586,991   $628,576,233


                                                                                      NUMBER OF ACCOUNTS AND ASSETS
                                          NUMBER OF OTHER ACCOUNTS MANAGED            FOR WHICH THE ADVISORY FEE IS
                                             AND ASSETS BY ACCOUNT TYPE                   BASED ON PERFORMANCE
                      PORTFOLIOS    -------------------------------------------- --------------------------------------
                      MANAGED BY      REGISTERED    OTHER POOLED                 REGISTERED OTHER POOLED
     PORTFOLIO         PORTFOLIO      INVESTMENT     INVESTMENT       OTHER      INVESTMENT  INVESTMENT      OTHER
      MANAGER           MANAGER         COMPANY       VEHICLES       ACCOUNTS      COMPANY    VEHICLES      ACCOUNTS
     ---------     ---------------- -------------- -------------- -------------- ---------- ------------ --------------
R. Bart Wear       Large Cap        2 RICa         4 Accounts     28 Accounts         0          0       1 Account
                   Growth           $1,477,000,000 $185,000,000   $1,642,000,000                         $34,000,000
                   Portfolio
Thomas R Wenzel    ICAP Select      15 RICs        10 Accounts    126 Accounts        0          0       13 Accounts
                   Equity           $8,400,000,000 $2,000,000,000 $8,000,000,000                         $1,800,000,000
                   Portfolio
Clark J. Winslow   Large Cap        2 RICs         4 Accounts     28 Accounts         0          0       1 Account
                   Growth           $1,477,000,000 $185,000,000   $1,642,000,000                         $34,000,000
                   Portfolio

          Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Portfolios because they use techniques that are not permitted for the Portfolios, such as short sales and leveraging. (Note that this conflict only arises with regard to the Portfolios that have a High Yield component).

          A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

     - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

     - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

     - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

          To address potential conflicts of interest, NYLIM and each Subadvisor has adopted allocation policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

NYLIM

          Certain employees of the Manager such as portfolio managers and other investment personnel may be responsible for managing investments in the Funds as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Adviser and/or Subadvisor in its investment management activities related to the funds and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Funds and other managed accounts.

          To address potential conflicts of interest between the clients and the Manager, NYLIM has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

MACKAY SHIELDS LLC

          Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regard to the Funds that have a High Yield component).

          To address potential conflicts of interest between the clients and the Adviser, MacKay Shields LLC has developed Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Adviser has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

WINSLOW CAPITAL MANAGEMENT, INC.

          Winslow Capital offers only one investment product, Large Cap Growth, and all portfolios are managed essentially identically. Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in the Large Cap Growth product identically. Pursuant to Winslow Capital's "Trade Management Policy", the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow Capital's "Trade Order Processing Policy", the firm processes trade orders for its clients in a consistent, controlled, transparent and accountable manner.

          It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

          Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

          Winslow Capital does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolios and the investments of the other accounts under its management. Winslow Capital is not affiliated with any other organization.

LORD, ABBETT & CO. LLC

          Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

          In an effort to retain key personnel, NYLIM and each Subadvisor has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

NYLIM

          NYLIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

          NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in Company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

MACKAY SHIELDS LLC

          MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts. Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account.

          MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

INSTITUTIONAL CAPITAL LLC


          Compensation for key ICAP investment professionals consists of competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the broad market is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.

WINSLOW CAPITAL MANAGEMENT, INC.

          In an effort to retain key personnel, Winslow Capital Management has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall Winslow Capital Management results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product under the individual's management.

          At Winslow Capital, the Large Cap Growth portfolio managers are substantial owners of the firm. The financial success of the portfolio managers/owners (base salary and share of the earnings) is a direct result of providing favorable long-term results for clients. The firm establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the firm's non-owner employees based upon each individual's performance and the profitability of the firm. The incentive bonus and share of the firm's earnings engender a commitment and loyalty to the firm to always strive for success.

          Winslow Capital provides a 401(k) profit-sharing and salary savings plan for all eligible employees. Contributions are based on a percentage of the employee's total base and bonus paid during the fiscal year, subject to a specified maximum amount. At the employees' discretion, assets of this profit-sharing plan are invested in the MainStay Large Cap Growth Fund.

LORD, ABBETT & CO. LLC

          Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

          Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

          Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

          As of December 31, 2007, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or
over $1,000,000) was as follows:

                                   DOLLAR RANGE OF
  PORTFOLIO MANAGER    PORTFOLIO      OWNERSHIP
  -----------------    ---------   ---------------
Claude Athaide         None               $0
Rupal J. Bhansali      None               $0
Robert J. Centrella    None               $0
Robert H. Dial         None               $0
Tony H. Elavia         None               $0
Harvey J. Fram         None               $0
Thomas Girard          None               $0
Gary Goodenough        None               $0
Denise E. Higgins      None               $0
Justin H. Kelly        None               $0
Migene Kim             None               $0
F. Thomas O'Halloran   None               $0
Francis J. Ok          None               $0
J. Matthew Philo       None               $0
Joseph Portera         None               $0
Richard A. Rosen       None               $0
Joan M. Sabella        None               $0
Jerrold K. Senser      None               $0
Donald F. Serek        None               $0
Edward Silverstein     None               $0
Mark T. Spellman       None               $0
Edmund C. Spelman      None               $0
Jonathan Swaney        None               $0
Thomas Volpe, Jr.      None               $0
R. Bart Wear           None               $0
Thomas R. Wenzel       None               $0
Clark J. Winslow       None               $0

                               PORTFOLIO BROKERAGE

          Purchases and sales of securities on a securities exchange are effected by brokers, and the Portfolios pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          In effecting purchases and sales of portfolio securities for the account of a Portfolio, the Portfolio's Manager or Subadvisor will seek the best execution of the Portfolios' orders. The Board of Directors has adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Portfolio. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Portfolio's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Portfolio as part of the broker selection process for executing Portfolio transactions. Furthermore, neither the Portfolios nor the Manager may enter into agreements under which a Portfolio directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Portfolio shares.

          NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for the Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

          As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Portfolio to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

          Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

          Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Fund. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

          Certain of the Portfolios may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Portfolio may select a broker or dealer to effect transactions for the Portfolio whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Portfolio. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Portfolios.

          In certain instances there may be securities that are suitable for a Portfolio's portfolio as well as for that of another Portfolio or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Portfolio and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Manager and Subadvisors believe that over time the Fund's ability to participate in volume transactions will produce better executions for the Portfolios.

          The management fees paid by the Fund, on behalf of each Portfolio, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Portfolios to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Portfolios.

          The table below shows the dollar-amount of brokerage commissions paid by each of the Portfolios for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005.

                                                AMOUNT OF BROKERAGE
                                                 COMMISSIONS PAID
                                       ------------------------------------
                                       YEAR ENDED   YEAR ENDED   YEAR ENDED
PORTFOLIO                               12/31/07     12/31/06     12/31/05
---------                              ----------   ----------   ----------
Balanced Portfolio                     $  126,973    $ 46,396     $ 67,972
Bond Portfolio                                  0           0            0
Capital Appreciation Portfolio            644,859     583,766      670,361
Common Stock Portfolio                    526,087     438,381      463,847
Conservative Allocation Portfolio               0           0            0
Convertible Portfolio                      94,615     129,584      165,519
Developing Growth Portfolio               163,414     233,505      122,089
Floating Rate Portfolio                         0           0            0
Government Portfolio                            0           0            0
Growth Allocation Portfolio                     0           0            0
High Yield Corporate Bond Portfolio       125,974      23,623      131,142
ICAP Select Equity Portfolio              406,434     148,665      121,975
International Equity Portfolio          1,336,920     826,152      845,354
Large Cap Growth Portfolio                420,333     384,167      368,334
Mid Cap Core Portfolio                    282,016     283,773      249,810
Mid Cap Growth Portfolio                  281,284     308,288      182,928
Mid Cap Value Portfolio                   511,828     614,129      664,966
Moderate Allocation Portfolio                   0           0            0
Moderate Growth Allocation Portfolio            0           0            0
S&P 500 Index Portfolio                    52,673      72,619       69,817
Small Cap Growth Portfolio                186,093     270,061      186,499
Total Return Portfolio                    370,915     316,010      400,832
Value Portfolio                           685,869     675,440      838,374

          The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended December 31, 2007 and the dollar amount of the transactions involved.


                                           TOTAL AMOUNT OF TRANSACTIONS      TOTAL BROKERAGE COMMISSIONS
                                            PERFORMED BY BROKERS THAT           PAID TO BROKERS THAT
PORTFOLIO                                   PROVIDED RESEARCH SERVICES            PROVIDE RESEARCH
---------                              -----------------------------------   ---------------------------
Balanced Portfolio                                 $ 21,851,221                        $ 19,425
Bond Portfolio                                                0                               0
Capital Appreciation Portfolio                      109,619,292                          84,006
Cash Management Portfolio                                     0                               0
Common Stock Portfolio                              104,674,104                         108,790
Conservative Allocation Portfolio                             0                               0
Convertible Portfolio                                 8,726,031                           7,560
Developing Growth Portfolio                                   0                               0
Floating Rate Portfolio                                       0                               0
Government Portfolio                                          0                               0
Growth Allocation Portfolio                                   0                               0
Large Cap Growth Portfolio                           61,604,688                          58,784
High Yield Corporate Bond Portfolio                   9,950,484                          19,474
ICAP Select Equity Portfolio                         26,073,573                          21,908
International Equity Portfolio                       29,146,996                          53,367
Mid Cap Core Portfolio                               50,799,222                          54,300
Mid Cap Growth Portfolio                             25,551,632                          21,792
Mid Cap Value Portfolio                              66,545,950                          72,136
Moderate Allocation Portfolio                                 0                               0
Moderate Growth Allocation Portfolio                          0                               0
S&P 500 Index Portfolio                                       0                               0
Small Cap Growth Portfolio                            6,081,499                           7,244
Total Return Portfolio                               55,378,248                          43,348
Value Portfolio                                     105,225,514                          92,201


          As of December 31, 2007, the following Portfolios held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

           PORTFOLIO                            BROKER-DEALER                  MARKET VALUE
           ---------             -------------------------------------------   ------------
BALANCED PORTFOLIO
                                 Bank of America Corp.                          $ 1,070,367
                                 Goldman Sachs Group, Inc. (The)                  1,629,004
                                 JPMorgan Chase & Co.                             1,285,100
                                 Bank of America Corp.                              590,875
                                 Bank of America Corp.                              733,643
                                 Bank of New York Co., Inc. (The)                   575,039
                                 Wachovia Bank N.A.                                 862,176
                                 Wachovia Corp.                                     127,011
                                 Wachovia Corp.                                      75,552
                                 Bear Stearns Cos., Inc. (The)                      864,848
                                 Bear Stearns Cos., Inc. (The)                    1,130,773
                                 Credit Suisse First Boston USA, Inc.               104,054

           PORTFOLIO                            BROKER-DEALER                  MARKET VALUE
           ---------             -------------------------------------------   ------------
                                 Credit Suisse First Boston USA, Inc.             1,094,704
                                 Goldman Sachs Group, Inc. (The)                    643,014
                                 Goldman Sachs Group, Inc. (The)                    318,181
                                 Goldman Sachs Group, Inc. (The)                  1,384,278
                                 Goldman Sachs Group, Inc. (The)                    131,998
                                 JPMorgan Chase & Co.                               369,067
                                 JPMorgan Chase & Co.                               406,471
                                 JPMorgan Chase & Co.                               403,351
                                 Lehman Brothers Holdings, Inc.                     545,264
                                 Lehman Brothers Holdings, Inc.                     156,337
                                 Lehman Brothers Holdings, Inc.                   1,703,253
                                 Merrill Lynch & Co., Inc.                          285,000
                                 Merrill Lynch & Co., Inc.                          564,978
                                 Merrill Lynch & Co., Inc.                          353,124
                                 Merrill Lynch & Co., Inc.                        1,150,882
                                 Morgan Stanley                                     583,291
                                 Morgan Stanley                                     943,328
                                 Morgan Stanley                                     427,236
BOND PORTFOLIO
                                 Chase Issuance Trust                             2,778,634
                                 Chase Issuance Trust                             8,193,488
                                 Chase Funding Mortgage Loan Asset-Backed
                                 Certificates                                       620,003
                                 JPMorgan Mortgage Acquisition Corp.                957,245
                                 JPMorgan Mortgage Acquisition Corp.                949,859
                                 JPMorgan Mortgage Acquisition Corp.                935,721
                                 Morgan Stanley Mortgage Loan Trust               1,864,324
                                 Bank of America Corp.                              966,300
                                 Bank of America Corp.                            1,001,783
                                 Mellon Financial Corp.                             189,126
                                 Goldman Sachs Group, Inc. (The)                  2,057,644
                                 JPMorgan Chase & Co.                             1,994,186
                                 Lehman Brothers Holdings, Inc.                     730,422
                                 Lehman Brothers Holdings, Inc.                     507,477
                                 Morgan Stanley                                   1,261,092
                                 Morgan Stanley                                   2,096,284
                                 Banc of America Commercial Mortgage, Inc.        3,513,782
                                 Banc of America Commercial Mortgage, Inc.        1,010,484
                                 Banc of America Commercial Mortgage, Inc.        2,050,972
                                 Banc of America Funding Corp.                    1,023,320
                                 Bear Stearns Adjustable Rate Mortgage Trust        482,002
                                 Bear Stearns Commercial Mortgage Securities      1,006,198
                                 Bear Stearns Commercial Mortgage Securities      1,006,368
                                 Bear Stearns Commercial Mortgage Securities        496,876
                                 Bear Stearns Commercial Mortgage Securities      1,014,619
                                 Bear Stearns Commercial Mortgage Securities      5,088,549
                                 Bear Stearns Commercial Mortgage Securities      1,024,223

           PORTFOLIO                            BROKER-DEALER                  MARKET VALUE
           ---------             -------------------------------------------   ------------
                                 Credit Suisse Mortgage Capital Certificates      4,988,599
                                 JP Morgan Chase Commercial Mortgage
                                 Securities Corp.                                 1,006,899
                                 JP Morgan Chase Commercial Mortgage
                                 Securities Corp.                                 1,019,139
                                 JP Morgan Chase Commercial Mortgage
                                 Securities Corp.                                 6,183,587
                                 JP Morgan Chase Commercial Mortgage
                                 Securities Corp.                                 1,031,370
                                 LB-UBS Commercial Mortgage Trust                 1,028,400
                                 LB-UBS Commercial Mortgage Trust                 1,267,052
                                 LB-UBS Commercial Mortgage Trust                 1,026,215
                                 Merrill Lynch Mortgage Trust                     2,499,533
                                 Merrill Lynch/Countrywide Commercial
                                 Mortgage Trust                                   1,029,177
                                 Morgan Stanley Capital I                         1,015,132
                                 Morgan Stanley Capital I                         1,003,038
                                 Wachovia Bank Commercial Mortgage Trust          1,947,905

CAPITAL APPRECIATION PORTFOLIO
                                 Goldman Sachs Group, Inc. (The)                  8,494,475
                                 Merrill Lynch & Co., Inc.                        4,820,464
                                 Toyota Motor Credit Corp.                        6,993,498

CASH MANAGEMENT PORTFOLIO
                                 Bank of America Corp.                            5,187,798
                                 Deutsch Bank Financial LLC                       6,175,227
                                 Goldman Sachs Group, Inc.                        5,459,332
                                 Goldman Sachs Group, Inc.                        5,955,480
                                 JPMorgan Chase & Co.                             4,833,006
                                 Merrill Lynch & Co., Inc.                        4,191,775
                                 Merrill Lynch & Co., Inc.                        3,603,866
                                 Morgan Stanley                                   4,914,017
                                 Morgan Stanley                                     567,484
                                 Morgan Stanley                                   2,974,537
                                 Toyota Motor Credit Corp.                        4,954,000
                                 Toyota Motor Credit Corp.                        3,492,612
                                 Toyota Motor Credit Corp.                        4,145,820
                                 UBS Finance Delaware LLC                         1,420,154
                                 UBS Finance Delaware LLC                         4,794,549
                                 UBS Finance Delaware LLC                         3,920,469
                                 Bank of America N.A                              6,369,160
                                 Wachovia Bank N.A.                               4,752,467
                                 Wachovia Corp.                                   3,660,802
                                 Morgan Stanley                                   3,500,241

COMMON STOCK PORTFOLIO
                                 Bank of New York Mellon Corp. (The)             11,397,991
                                 Goldman Sachs Group, Inc. (The)                    363,219
                                 Merrill Lynch & Co., Inc.                        2,636,923
                                 Morgan Stanley                                  10,302,384

           PORTFOLIO                            BROKER-DEALER                  MARKET VALUE
           ---------             -------------------------------------------   ------------
                                 Wachovia Corp.                                     494,162
                                 Bank of America Corp.                            8,390,551
                                 JPMorgan Chase & Co.                            14,813,719

CONVERTIBLE PORTFOLIO

                                 Credit Suisse USA, Inc.
                                 (Hewlett-Packard Co.)                            9,559,904
                                 Merrill Lynch & Co., Inc.                       13,341,416
                                 Lehman Brothers Holdings, Inc.
                                 (Whole Foods Market, Inc.)                       9,048,461

FLOATING RATE PORTFOLIO
                                 Wachovia Capital Markets LLC                     9,260,000

GOVERNMENT PORTFOLIO
                                 Chase Issuance Trust                               804,361
                                 Banc of America Commercial Mortgage, Inc.        1,627,198
                                 Credit Suisse Mortgage Capital Certificates      1,248,220
                                 GS Mortgage Securities Corp. II                  1,232,901

ICAP SELECT EQUITY PORTFOLIO
                                 Morgan Stanley                                   9,047,023
                                 JPMorgan Chase & Co.                            18,251,767

LARGE CAP GROWTH PORTFOLIO
                                 Goldman Sachs Group, Inc. (The)                  6,494,510

MID CAP GROWTH PORTFOLIO
                                 Toyota Motor Credit Corp.                        3,996,284

S&P 500 PORTFOLIO
                                 Bank of New York Mellon Corp. (The)              6,107,873
                                 Bear Stearns Cos., Inc. (The)                    1,130,130
                                 Goldman Sachs Group, Inc. (The)                  9,478,974
                                 Lehman Brothers Holdings, Inc.                   3,833,475
                                 Merrill Lynch & Co., Inc.                        5,100,190
                                 Morgan Stanley                                   6,242,762
                                 Wachovia Corp.                                   8,318,112
                                 Bank of America Corp.                           20,278,382
                                 JPMorgan Chase & Co.                            16,219,554

SMALL CAP GROWTH PORTFOLIO
                                 Toyota Motor Credit Corp.                        2,997,213

TOTAL RETURN PORTFOLIO
                                 Chase Issuance Trust                               733,803
                                 Bank of America Credit Card Trust                  435,436

           PORTFOLIO                            BROKER-DEALER                  MARKET VALUE
           ---------             -------------------------------------------   ------------
                                 Bank of America Corp.                            1,022,340
                                 Bear Stearns Cos., Inc. (The)                      570,617
                                 Banc of America Commercial Mortgage, Inc.          803,616
                                 Credit Suisse Mortgage Capital Certificates      1,910,154
                                 LB-UBS Commercial Mortgage Trust                 1,032,618
                                 LB-UBS Commercial Mortgage Trust                   461,113
                                 LB-UBS Commercial Mortgage Trust                   632,057
                                 LB-UBS Commercial Mortgage Trust                   396,559
                                 Merrill Lynch Mortgage Trust                       360,114
                                 Merrill Lynch Mortgage Trust                     1,514,682
                                 Wachovia Bank Commercial Mortgage Trust            143,611
                                 Toyota Motor Corp.                                  27,080
                                 Bank of America Corp.                            2,058,874
                                 Bank of New York Mellon Corp. (The)              1,905,785
                                 Goldman Sachs Group, Inc. (The)                  3,354,780
                                 JPMorgan Chase & Co.                             2,077,042
                                 Merrill Lynch & Co., Inc.                        1,363,472
                                 Morgan Stanley                                   1,094,066
                                 Deutsche Bank Financial LLC                      5,249,526
                                 Toyota Motor Credit Corp.                        2,997,214

VALUE PORTFOLIO
                                 Bank of New York Mellon Corp. (The)             13,689,614
                                 Goldman Sachs Group, Inc. (The)                 10,735,296
                                 Merrill Lynch & Co., Inc.                        4,315,872
                                 Morgan Stanley                                   6,325,401
                                 Bank of America Corp.                           18,595,552
                                 JPMorgan Chase & Co.                            12,341,601
                                 Toyota Motor Credit Corp.                        6,993,498

          A Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.


          The turnover rate for a Portfolio will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity oriented Portfolio, or other transactional expenses which must be borne, directly or indirectly, by the Portfolio and, ultimately, by the Portfolio's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Portfolio that, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).



TURNOVER



          The higher turnover rate of the Capital Appreciation Portfolio for the period ended December 31, 2007 was due to significant repositioning of the Portfolio's holdings that reflected changes in the relative attractiveness of many stocks as determined by the portfolio managers' stock screening process.



          Because the Manager does not expect to reallocate the assets of the Asset Allocation Portfolios among the Underlying Portfolios/Funds on a frequent basis, the turnover rate for those Portfolios is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Asset Allocation Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying Portfolios/Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Portfolio/Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.


                                 NET ASSET VALUE


          The Fund determines the net asset value or NAV per share of each Portfolio on each day the NYSE is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4:00 pm, Eastern time) for each class of shares of each Portfolio by dividing the current market value (amortized cost, in the case of the Cash Management Portfolio) of the total Portfolio assets, less liabilities attributable to that class, by the total number of shares of that class of the Portfolio that are issued and outstanding. With respect to any portion of a Portfolio's assets that are invested in one or more Underlying Portfolios, the Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios.

          The value of a Portfolio's other investments are generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

How Portfolio Securities are Valued

          Portfolio securities of each of the Underlying Portfolios are valued:

          (a) by appraising common and preferred stocks that are traded on the NYSE or other exchanges and the NASD National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

          (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

          (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

          (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Portfolio's Adviser and Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Portfolio's Manager or Subadvisor to be representative of market values at the close of the NYSE;

          (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

          (f) by appraising forward foreign currency exchange contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

          (g) securities that cannot be valued by the methods set forth above and all other assets are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

          Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Portfolio's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

          A significant event occurring after the close of trading but before the calculation of the Portfolio's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Portfolio's calculation of its NAV. The Subadvisors, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Portfolio's NAV should be made because intervening events have caused the Portfolio's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

          The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios will be allocated in proportion to the NAVs of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

                        PURCHASE AND REDEMPTION OF SHARES

          The Portfolios generally offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. However, shares of each Portfolio, except the Balanced and Total Return Portfolios, are also offered to the Asset Allocation Portfolios. Each Asset Allocation Portfolio is structured as a "fund of funds" which means that it pursues its investment goal by investing its assets in Initial Class shares of a combination of the Portfolios.

          The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to Separate Accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

          The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

          The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the NAV of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

          Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Adviser or Subadvisor. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

          Certain of the Portfolios have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Portfolio may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Portfolios experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Portfolios intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                                 TAX INFORMATION

          The following discussion summarizes certain U.S. federal tax considerations incidental to an investment in a Portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

          Each Portfolio of the Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

          To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses or in certain publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

          Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

     -    98% of the Portfolio's ordinary income for the calendar year;

     - 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

     - any undistributed ordinary income or capital gain net income for the prior year.

          The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios currently intend to make the distributions required to avoid the imposition of such a tax.

          Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section

817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the
Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

          The Treasury Department may issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

          In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Fund will not have to change a Portfolio's investment objective or investment policies. A Portfolio's investment objective and the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

          The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

                               GENERAL INFORMATION

          The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 7,000,000,000 shares of common stock, par value $0.01 per share. The Fund offers shares of common stock in twenty four series, each corresponding to a different Portfolio. Each of the Portfolios is diversified. Each Portfolio offers two classes of shares, the Initial Class and Service Class, except for the Cash Management Portfolio, which offers only Initial Class shares. The classes differ in that (i) each class has a different class designation; (ii) only the Service Class shares are subject to a distribution and service fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (iii) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter.

          There exist 450,000,000 unclassified shares which may be reclassified and issued as an addition to one or more of the above classes or to any new series, class or classes of shares as determined by the Fund's Board of Directors. The shares of each series or class, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

          Each issued and outstanding share in a class of a Portfolio is entitled to participate equally in dividends and distributions declared by the Fund with respect to such Portfolio and class. Shares of each class of stock of a Portfolio will have a pro rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio or to a particular class of shares of a Portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated to each class on the basis of relative net assets or otherwise as determined by the Board of Directors. In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

          All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement. Similarly, as described above, to the extent that one class of a Portfolio alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. For example, an increase in the distribution and service fee under the 12b-1 Plan applicable to a particular class would be submitted to the shareholders of that class.

          The vote of a majority of the Fund shares (or of the shares of any Portfolio or of any class) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of the Portfolio or class).

          The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940 Act: (i) election of Directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

          NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

          The initial capital for the Portfolios was provided by NYLIAC Separate Accounts. The equity of NYLIAC in the Separate Accounts is represented by its ownership of accumulation units in the Separate Accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any Separate Account until such time as this can be done without any significant impact upon the Separate Account.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          As of March 31, 2008, the following persons owned of record or beneficially 5% or more of the Initial Class of shares of the following Portfolios. Any entity that owned 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act.

                                                       NYLIAC                   NYLIAC
                               NYLIAC      NYLIAC     VARIABLE     NYLIAC      VARIABLE
                              VARIABLE    VARIABLE     ANNUITY    VARIABLE    UNIVERSAL
                              ANNUITY      ANNUITY    SEPARATE     ANNUITY       LIFE       CSVUL        MFA          MFA
                              SEPARATE    SEPARATE     ACCOUNT    SEPARATE     SEPARATE    SEPARATE    SEPARATE    SEPARATE
PORTFOLIO                    ACCOUNT I   ACCOUNT II      III     ACCOUNT IV   ACCOUNT I   ACCOUNT I   ACCOUNT I   ACCOUNT II
---------                    ---------   ----------   --------   ----------   ---------   ---------   ---------   ----------
Balanced                                                                       100.00%
Bond                                                    30.4%                     6.0%
Capital Appreciation           12.1%        17.1%       32.2%                    35.5%
Cash Management                                         48.7%       10.0%         7.6%      20.6%
Common Stock                    5.2%         7.3%       22.6%                    12.4%      11.9%       14.6%        6.7%
Conservative Allocation                                                         100.0%
Convertible                     5.9%         6.6%       69.3%                    18.0%
Developing Growth               6.2%        10.4%       83.5%
Floating Rate                                                                    13.3%
Government                     11.0%        11.2%       66.1%                    10.8%
Growth Allocation                                                               100.0%
High Yield Corporate Bond      10.9%         9.8%       57.8%                    12.6%
ICAP Select Equity                                      36.5%                    11.6%
International Equity            5.1%         6.4%       34.2%                    19.2%      19.9%
Large Cap Growth                                        26.0%                    10.4%
Mid Cap Core                                 5.2%       34.9%                    19.7%      33.6%
Mid Cap Growth                  5.7%         8.0%       51.8%                    28.1%       6.4%
Mid Cap Value                                5.7%       47.0%                    16.5%      26.6%
Moderate Allocation                                                             100.0%
Moderate Growth Allocation                                                      100.0%
S&P 500 Index                   8.1%        11.5%       37.3%                    26.8%      15.8%
Small Cap Growth                             5.9%       55.0%                    28.1%       6.5%
Total Return                   17.6%        20.4%       41.4%                    17.8%
Value                           6.4%         8.3%       35.7%                    14.9%      33.1%

                                 CODE OF ETHICS

          The Fund, NYLIM, the Subadvisors, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                                  LEGAL COUNSEL

          Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, Washington, D.C.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The financial statements of the Fund for the year ended December 31, 2007, including the financial highlights for each of the periods presented appearing in the 2007 Annual Report to shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in the SAI.

          PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the independent registered public accounting firm of the Fund. PWC is responsible for auditing the annual financial statements of the Portfolios. The Fund's Annual Report, which is incorporated by reference in this SAI, has been incorporated in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

     F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

     F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

MOODY'S INVESTORS SERVICE, INC.

          Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

          A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

          Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

          MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings

INVESTMENT GRADE

          AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

          Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          CC: An obligation rated CC is currently highly vulnerable to nonpayment.

          C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

          D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

          Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

          A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                          MAINSTAY VP SERIES FUND, INC.

                              SERVICE CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2008

                                   ----------

MainStay VP Balanced Portfolio
MainStay VP Bond Portfolio
MainStay VP Capital Appreciation Portfolio
MainStay VP Common Stock Portfolio
MainStay VP Conservative Allocation Portfolio
MainStay VP Convertible Portfolio
MainStay VP Developing Growth Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP High Yield Corporate Bond Portfolio
MainStay VP ICAP Select Equity Portfolio
MainStay VP International Equity Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP Mid Cap Growth Portfolio
MainStay VP Mid Cap Value Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP Small Cap Growth Portfolio
MainStay VP Total Return Portfolio
MainStay VP Value Portfolio

          Although not a prospectus, this Statement of Additional Information ("SAI") supplements the information contained in the prospectus dated May 1, 2008 for Service Class shares of the MainStay VP Series Fund, Inc. (the "Fund"), as amended or supplemented from time to time (the "Prospectus"). This SAI is incorporated by reference in and is made part of the Prospectus, and should be read in conjunction with the Prospectus. The Prospectus is available without charge by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by calling toll free1-800-598-2019.

          The financial statements of the Portfolios (as defined herein), including the Financial Highlights for the fiscal year ended December 31, 2007, as presented in the 2007 Annual Reports to Shareholders and the Report to Shareholders thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.

          Portfolios described in this SAI may not be available in all New York Life Insurance and Annuity Corporation products.

                                TABLE OF CONTENTS

MAINSTAY VP SERIES FUND, INC. ............................................     1
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS ..............................     1
THE FUND'S INVESTMENT POLICIES ...........................................     7
FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE PORTFOLIOS .............     7
NON-FUNDAMENTAL INVESTMENT POLICIES ......................................     8
    NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES ..................     9
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON TO THE ASSET ALLOCATION
    PORTFOLIOS AND UNDERLYING PORTFOLIOS .................................    10
ANTICIPATED USE OF INVESTMENTS ...........................................    10
SPECIAL CONSIDERATIONS FOR THE S&P 500 INDEX PORTFOLIO ...................    12
NONE OF THE PORTFOLIOS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM ...    12
    ARBITRAGE ............................................................    13
    BANK OBLIGATIONS .....................................................    13
    BORROWING ............................................................    13
    BRADY BONDS ..........................................................    14
    COMMERCIAL PAPER .....................................................    15
    CONVERTIBLE SECURITIES ...............................................    15
    DEBT SECURITIES ......................................................    16
    DEPOSITARY RECEIPTS ..................................................    17
    EQUITY SECURITIES ....................................................    17
    EXCHANGE TRADED FUNDS ................................................    18
    FIRM OR STANDBY COMMITMENTS (OBLIGATIONS WITH PUTS ATTACHED) .........    18
    FLOATING AND VARIABLE RATE SECURITIES ................................    19
    FLOATING RATE LOANS ..................................................    20
    FOREIGN CURRENCY TRANSACTIONS ........................................    21
    FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES ...............    24
    FOREIGN INDEX-LINKED INTSRUMENTS .....................................    25
    FOREIGN SECURITIES ...................................................    25
    FUTURES TRANSACTIONS .................................................    26
    HIGH YIELD SECURITIES ("JUNK BONDS") .................................    32
    ILLIQUID SECURITIES ..................................................    33
    INVESTMENT COMPANIES .................................................    33
    LENDING OF PORTFOLIO SECURITIES ......................................    34
    LOAN PARTICIPATION INTERESTS .........................................    34
    MORTGAGE DOLLAR ROLLS ................................................    36
    MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES ...................    36

    OPTIONS ON FOREIGN CURRENCIES ........................................    45
    OPTIONS ON SECURITIES ................................................    46
    OPTIONS ON SECURITIES INDICES ........................................    50
    REAL ESTATE INVESTMENT TRUSTS ("REITS") ..............................    49
    REPURCHASE AGREEMENTS ................................................    51
    RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2)
       COMMERCIAL PAPER ..................................................    51
    REVERSE REPURCHASE AGREEMENTS ........................................    52
    SHORT SALES AGAINST THE BOX ..........................................    53
    SOURCES OF LIQUIDITY OR CREDIT SUPPORT ...............................    53
    STRIPPED SECURITIES ..................................................    53
    SWAP AGREEMENTS ......................................................    54
    TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS .......................    55
    U.S. GOVERNMENT SECURITIES ...........................................    56
    UNFUNDED LOAN COMMITTMENTS ...........................................    56
    WARRANTS .............................................................    57
    WHEN-ISSUED SECURITIES ...............................................    57
    ZERO COUPON BONDS ....................................................    57
MANAGEMENT OF THE FUND ...................................................    57
THE MANAGER AND THE SUBADVISORS ..........................................    62
ADMINISTRATIVE SERVICES ..................................................    67
THE DISTRIBUTOR ..........................................................    70
    DISTRIBUTION AND SERVICE PLAN ........................................    70
EXPENSES BORNE BY THE FUND ...............................................    74
PROXY VOTING POLICIES AND PROCEDURES .....................................    74
DISCLOSURE OF PORTFOLIO HOLDINGS .........................................    78
PORTFOLIO MANAGERS .......................................................    78
PORTFOLIO BROKERAGE ......................................................    85
NET ASSET VALUE ..........................................................    92
    HOW PORTFOLIO SECURITIES ARE VALUED ..................................    93
PURCHASE AND REDEMPTION OF SHARES ........................................    94
TAX INFORMATION ..........................................................    95
GENERAL INFORMATION ......................................................    96
    CONTROL PERSONS AND PRINCPIAL HOLDERS OF SECURITIES ..................    97
CODE OF ETHICS ...........................................................    98
LEGAL COUNSEL ............................................................    98
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................    98
APPENDIX A:  DESCRIPTION OF SECURITIES RATINGS ...........................   A-1

                          MAINSTAY VP SERIES FUND, INC.

          MainStay VP Series Fund, Inc. (the "Fund"), an open-end management investment company, was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name changed to its present form. Each Portfolio of the Fund is diversified except for the MainStay VP Floating Rate Portfolio, which is classified as a "non-diversified" portfolio as defined in the 1940 Act. However, due to its principal investment strategy and investment process, the MainStay VP Floating Rate Portfolio has historically operated as a "diversified" portfolio. New York Life Investment Management LLC ("NYLIM" or the "Manager") serves as the investment adviser for the Fund.

                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

          The Prospectus discusses the investment objectives, strategies, risks and expenses of the Portfolios. This section contains supplemental information concerning certain securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize, and certain risks involved with those investment policies and strategies. Subject to the limitations set forth herein and in the Portfolio's Prospectus, the Manager or the Subadvisors may, in their discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all of the Portfolios. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible, or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on that Portfolio's performance.

BALANCED PORTFOLIO

          The Balanced Portfolio's investment objective is to seek high total return. The Portfolio invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Portfolio will always invest at least 25% of its net assets plus any borrowings in fixed-income securities. By holding both stocks and bonds, the Portfolio seeks a balance between capital gains from stock appreciation and current income from interest and dividends.

BOND PORTFOLIO

          The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal. The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

               - debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

               -    obligations of international or supranational entities;

               - debt securities issued by U.S. or foreign corporate entities;

               -    zero coupon bonds;

               -    mortgage-related and other asset-backed securities; and

               -    loan participation agreements.

          The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by NYLIM, the Portfolio's Manager. At least 65% of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

          As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

CAPITAL APPRECIATION PORTFOLIO

          The Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio normally invests in securities of U.S. companies with investment characteristics such as: (1) participation in expanding product or service markets; (2) increasing unit sales volume; (3) increasing return on investment; and (4) growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

          The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

CONVERTIBLE PORTFOLIO

          The Convertible Portfolio's investment objective is to seek capital appreciation together with current income. The Portfolio normally invests at least 80% of its assets in "convertible securities" such as: bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

          The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio invests in high-yield debt securities and may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's. The balance of the Portfolio may be invested in or held in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities and cash or cash equivalents.

COMMON STOCK PORTFOLIO

          The Common Stock Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration. The Portfolio normally invests at least 80% of its assets in common stocks.

          NYLIM, the Portfolio's Manager, will seek to identify companies that are considered to have a high probability of outperforming the S&P 500(R) Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Portfolio normally invests in common stocks of well-established U.S. companies, primarily those with large capitalizations.

DEVELOPING GROWTH PORTFOLIO

          The Developing Growth Portfolio's investment objective is to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

          Normally, the Portfolio invests primarily in the common stocks of companies with above average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The Portfolio looks for companies in this phase and, under normal circumstances, will invest at least 65% of its net assets in securities of such companies. Developing growth companies are almost always small, often young, in relation to the large companies which make up the S&P 500(R) Index, and their shares are frequently traded over the counter. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000(R) Index, a widely-used benchmark for small-cap stock performance.

          Lord, Abbett & Co. LLC, the Portfolio's Subadvisor, purchases the securities of companies that it believes have passed the pitfalls of the formative years, and may now be in a position to grow rapidly in their market. The Subadvisor uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, the Portfolio may invest in companies which are in their formative years.

FLOATING RATE PORTFOLIO

          The Floating Rate Portfolio's investment objective is to seek to provide high current income. The Portfolio normally invests at least 80% of its assets in a portfolio of floating rate loans and other floating rate debt securities. The Portfolio may also purchase fixed income debt securities and money market securities or instruments.

          When NYLIM, the Portfolio's Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money market or short-term debt securities. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Floating rate loans ("Floating Rate Loans") offer a favorable yield spread over other short-term fixed-income alternatives. Historically, Floating Rate Loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

          Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating rate loans are speculative investments and are rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

          The Portfolio may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

          When formed, the Floating Rate Portfolio was sub-classified as a "non-diversified" portfolio as defined in the 1940 Act. However, due to the Portfolio's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the Floating Rate Portfolio will not operate as a "non-diversified" portfolio without first obtaining shareholder approval.

GOVERNMENT PORTFOLIO

          The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal. The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers. Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

HIGH YIELD CORPORATE BOND PORTFOLIO

          The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities that are ordinarily in the lower rating categories of recognized rating agencies (that is, rated below Baa by Moody's or BBB by S&P). Capital appreciation is a secondary objective.

          Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Subadvisor, to be of comparable quality.

ICAP SELECT EQUITY PORTFOLIO

          The ICAP Select Equity Portfolio's investment objective is to seek a superior total return. Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $2 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those that Institutional Capital LLC, the Portfolio's Subadvisor, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than the greater of ten percentage points above the benchmark or 35% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INTERNATIONAL EQUITY PORTFOLIO

          The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective. The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Subadvisor, believes present favorable opportunities.

          The Portfolio's stock selection process favors well-established companies with stable earnings and below average debt. As a result, the Portfolio may not perform as well as its peers or benchmark during periods when the stock market favors the securities of businesses with low quality earnings, weak or high-risk business models or weak balance sheets.

          In making investments for the International Equity Portfolio, the Subadvisor believes that long-term share performance reflects "value creation" in the underlying business. Value-creating businesses are defined as those companies that are able to generate sustainable returns on capital above their cost of capital. The Subadvisor seeks long-term capital appreciation via bottom-up stock selection and favors cash flows over earnings. The investment discipline is biased towards owning quality companies with strong track records of creating shareholder value over the long run. The portfolio management team performs fundamental analysis on individual businesses, identifies stocks offering superior risk-adjusted returns and makes investments based on stock selection as opposed to regional allocation. The Portfolio also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Portfolio also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Portfolio may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Portfolio may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. The Portfolio is not obligated to use any of these instruments, but may do so when the Subadvisor, in its discretion, believes it advisable.

LARGE CAP GROWTH PORTFOLIO

          The Large Cap Growth Portfolio's investment objective is to seek growth through long-term capital appreciation. The Portfolio normally invests at least 80% of its assets in large cap equity securities, and invests primarily in U.S. common stocks. These are companies having a market capitalization in excess of $4.0 billion at the time of purchase.

MID CAP CORE PORTFOLIO

          The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital. The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that at the time of investment are similar to the market capitalizations of companies in the Russell Midcap Index, and invests primarily in common stocks of U.S. companies.

          NYLIM, the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. The market capitalizations of companies in this index fluctuate; as of February 29, 2008, the market capitalization range of the Russell Midcap(R) Index was $305 million to $50 billion.

MID CAP GROWTH PORTFOLIO

          The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital. The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap Growth Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. The market capitalizations of companies in this Index fluctuate; as of February 29, 2008, they range from $305 million to $50 billion. MacKay Shields LLC, the Portfolio's Subadvisor, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

          The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also in the Russell 1000(R) Growth Index.

MID CAP VALUE PORTFOLIO

          The Mid Cap Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income. The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to the companies in the Russell Midcap(R) Value Index. The market capitalizations of companies in this Index fluctuate; as of February 29, 2008, they range from $462 million to $50 billion. The Portfolio normally invests at least 80% of its assets in equity securities that MacKay Shields LLC, the Portfolio's Subadvisor, believes are undervalued when purchased, typically pay dividends although there may be non dividend-paying stocks if they meet the "undervalued" criterion and are listed on a national securities exchange or traded in the over-the-counter market.

          The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities and cash or cash equivalents. The Portfolio also invests in convertible securities and real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

S&P 500 INDEX PORTFOLIO

          The S&P 500 Index Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index. The Portfolio normally invests at least 80% of its net assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index. Although the Portfolio normally seeks to remain substantially fully invested in securities in the S&P 500(R), the Portfolio may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. The S&P 500(R) Index is an unmanaged index widely regarded as the standard for measuring large-cap U.S. stock market performance. Typically, companies included in the S&P 500(R) Index are the largest and most dominant firms in their respective industries. S&P 500(R) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund.

SMALL CAP GROWTH PORTFOLIO

          The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to companies in the Russell 2000(R) Growth Index, a widely used benchmark for small cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. The market capitalizations of companies in this Index fluctuate; as of February 29, 2008, they range from $41 million to $7 billion. MacKay Shields LLC, the Portfolio's Subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values.

TOTAL RETURN PORTFOLIO

          The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income. The Portfolio normally invests a minimum of 30% of its net assets in U.S. equity securities and a minimum of 30% of its net assets in U.S. debt securities. From time to time, the Portfolio may temporarily invest slightly less than 30% of its net assets in U.S equity or debt securities as a result of market conditions, individual securities transactions or cash flow considerations.

VALUE PORTFOLIO

          The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income. The Portfolio normally invests at least 65% of its total assets in common stocks (i) that MacKay Shields LLC, the Portfolio's Subadvisor, believes were "undervalued" (selling below their value) when purchased; (ii) that typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and (iii) that are listed on a national securities exchange or are traded in the over-the-counter market.

CONSERVATIVE ALLOCATION PORTFOLIO

          The Conservative Allocation Portfolio's investment objective is to seek current income and, secondarily, long-term growth of capital. The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Income Portfolios and approximately 40% (within a range of 30%-50%) of its assets in Underlying Equity Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

GROWTH ALLOCATION PORTFOLIO

          The MainStay VP Growth Allocation Portfolio's investment objective is to seek long-term growth of capital. The Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios (normally within a range of 85%-100%). For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

MODERATE ALLOCATION PORTFOLIO

          The MainStay VP Moderate Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income. The Portfolio seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%-70%) of its assets in Underlying Equity Portfolios and approximately 40% (within a range of 30%-50%) of its assets in Underlying Fixed Income Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

MODERATE GROWTH ALLOCATION PORTFOLIO

          The MainStay VP Moderate Growth Allocation Portfolio's investment objective is to seek long-term growth of capital and, secondarily, current income. The Portfolio seeks to achieve its investment objective by normally investing approximately 80% (within a range of 70%-90%) of its assets in Underlying Equity Portfolios and approximately 20% (within a range of 10%-30%) of its assets in Underlying Fixed Income Portfolios. The Portfolio's fixed income component may include a money market component. For cash management purposes, the Portfolio may hold a portion of its assets directly in U.S. government securities, money market funds, cash, or cash equivalents.

                         THE FUND'S INVESTMENT POLICIES

          Each Portfolio has a separate investment objective or objectives which it pursues as described in the Prospectus and in this Statement of Additional Information. The Portfolios' investment restrictions set forth below are fundamental policies of each Portfolio, i.e., they may not be changed with respect to a Portfolio without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Portfolio, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. Except for those investment policies of a Portfolio specifically identified as fundamental in the Prospectus and SAI, the Portfolios' objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Board of Directors without the approval of shareholders.

          Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation.

          FUNDAMENTAL INVESTMENT POLICIES APPLICABLE TO THE PORTFOLIOS

          (1) Each Portfolio may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          (2) Each Portfolio may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          (3) Each Portfolio may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          (4) Each Portfolio may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          (5) Each Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          (6) Each Portfolio may make loans, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          (7) Each Portfolio may not "concentrate" its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; and (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities.

          For the purposes of this fundamental investment restriction, each Portfolio may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard ("GICS") or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          As of the date of this SAI, the Capital Appreciation, Common Stock, Conservative Allocation, Developing Growth, Growth Allocation, ICAP Select Equity, International Equity, Large Cap Growth, Mid Cap Core, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation, S&P 500 Index, Small Cap Growth and Value Portfolios relied on the GICS classifications, and the Balanced, High Yield Corporate Bond, and Total Return Portfolios relied on the classifications provided by Bloomberg, L.P. The Floating Rate Portfolio relied on classifications provided by Moody's. A Portfolio's reliance on a particular classification system is not a fundamental investment restriction, and, therefore, may be changed without shareholder approval.

          (8) Each Portfolio, except Floating Rate Portfolio, shall be a "diversified company" as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Floating Rate Portfolio shall be a "non-diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

          When formed, the Floating Rate Portfolio was sub-classified as a "non-diversified" portfolio as defined in the 1940 Act. However, due to the Portfolio's principal investment strategy and investment process it has historically operated as a "diversified" fund. Therefore, the Floating Rate Portfolio will not operate as a "non-diversified" portfolio without first obtaining shareholder approval.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

          In addition to the fundamental investment policies described above, the Board of Directors ("Board" or "Directors") has voluntarily adopted certain policies and restrictions, set forth below, that are observed in the conduct of the affairs of the Portfolios. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Board of Directors without requiring prior notice to or approval of shareholders. The following non-fundamental investment restrictions apply:

          (1) Each Portfolio except the CONSERVATIVE ALLOCATION PORTFOLIO, the GROWTH ALLOCATION PORTFOLIO, the MODERATE ALLOCATION PORTFOLIO and the MODERATE GROWTH ALLOCATION PORTFOLIO, may not acquire securities of registered open-end investment companies or registered trusts in reliance on Section 12(d)(1)(F) of the 1940 Act;

          (2) the CONVERTIBLE PORTFOLIO may not invest more than 5% of its total assets in securities rated less than B by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or if unrated, that are judged to be of comparable quality by MacKay Shields;

          (3) the TOTAL RETURN PORTFOLIO may not invest more than 20% of its debt securities in securities rated lower than Baa by Moody's or lower than BBB by S&P, or, if unrated, judged to be of comparable quality by MacKay Shields;

          (4) the HIGH YIELD CORPORATE BOND PORTFOLIO may not invest more than 20% of its net assets in securities rated lower than B by Moody's and S&P, or, if unrated, considered to be of comparable quality by MacKay Shields. Under normal market conditions, not more than 20% of the value of the Portfolio's total assets will be invested in equity securities, including common stocks, preferred stocks, warrants and rights;

          (5) the BOND PORTFOLIO may not invest more than 25% of its total assets in (a) debt securities that are rated lower than the four highest grades as determined by Moody's or S&P, but which are rated at least B, or (b) in convertible debt securities or preferred or convertible preferred stocks;

          (6) the BALANCED and LARGE CAP GROWTH PORTFOLIOS may purchase foreign securities up to a maximum of 20% of their respective total assets.

          (7) The ICAP SELECT EQUITY PORTFOLIO may write covered call or put options with respect to no more than 20% of its respective net assets.

          (8) the GOVERNMENT PORTFOLIO may not invest in convertible securities and may not invest in U.S. dollar-denominated or non-dollar denominated foreign debt securities, in foreign equity securities, and in certificates of deposit issued by foreign banks and foreign branches of United States banks.

          (9) the COMMON STOCK and MID CAP CORE PORTFOLIOS may invest up to 5% of total assets in futures contracts on stock index futures for appropriate risk management and investment purposes.

          (10) the S&P 500 INDEX PORTFOLIO will invest in foreign securities to the extent that foreign securities are included in the S&P 500(R) Index.

          (11) the CONSERVATIVE ALLOCATION, GROWTH ALLOCATION, MODERATE ALLOCATION and MODERATE GROWTH ALLOCATION PORTFOLIOS may not lend portfolio securities.

          (12) the BALANCED, FLOATING RATE, MID CAP VALUE, MID CAP CORE, MID CAP GROWTH, AND SMALL CAP GROWTH PORTFOLIOS may invest up to 5% of total assets in commercial paper if rated in the second highest rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if a Portfolio's Manager or Subadvisor determines that the commercial paper is of comparable quality.

          (13) the MID CAP VALUE and SMALL CAP GROWTH PORTFOLIOS may not invest more than 5% of their respective net assets into reverse repurchase agreements.

          (14) each Portfolio may invest in illiquid securities, if such purchases at the time thereof would not cause more than 15% of the value of the Portfolio's net assets to be invested in all such illiquid or not readily marketable assets.

          (15) no Portfolio will purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Portfolio's total assets.

NON-FUNDAMENTAL POLICIES RELATED TO PORTFOLIO NAMES

          Certain of the Fund's Portfolios have names that suggest the Portfolio will focus on a type of investment, within the meaning of the SEC's Rule 35d-1under the 1940 Act. The Fund has adopted a non-fundamental policy for each of these Portfolios to invest at least 80% of the value of its assets (net assets plus the amount of any borrowing for investment purposes) in the particular type of investments suggested by its name. The affected Portfolios and their corresponding 80% policies are:

          MainStay VP Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in bonds.

          MainStay VP Common Stock Portfolio - to invest, under normal circumstances, at least 80% of its assets in common stocks.

          MainStay VP Convertible Portfolio - to invest, under normal circumstances, at least 80% of its assets in convertible securities.

          MainStay VP Floating Rate Portfolio - to invest, under normal circumstances, at least 80% of its assets in floating rate loans and other floating rate debt securities.

          MainStay VP Government Portfolio - to invest, under normal circumstances, at least 80% of its assets in U.S. government securities.

          MainStay VP High Yield Corporate Bond Portfolio - to invest, under normal circumstances, at least 80% of its assets in high yield corporate debt securities.

          MainStay VP ICAP Select Equity Portfolio - to invest, under normal circumstances, at least 80% of its assets in common and other equity securities.

          MainStay VP International Equity Portfolio - to invest, under normal circumstances, at least 80% of its assets in equity securities.

          MainStay VP Large Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in large capitalization equity securities.

          MainStay VP Mid Cap Core Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus of the Fund.

          MainStay VP Mid Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus of the Fund.

          MainStay VP Mid Cap Value Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of mid-capitalization companies, as defined from time to time in the current prospectus of the Fund.

          MainStay VP Small Cap Growth Portfolio - to invest, under normal circumstances, at least 80% of its assets in securities of small capitalization companies, as defined from time to time in the current prospectus of the Fund.

          MainStay VP S&P 500 Index Portfolio - to invest, under normal circumstances, at least 80% of its total assets in stocks in the S&P 500(R) Index.

          With respect to each of these Portfolios, the Fund has adopted a policy to provide the Portfolio's shareholders with at least 60 days prior notice of any change in the policy of a Portfolio to invest at least 80% of its assets in the manner described above.

               INVESTMENT PRACTICES, INSTRUMENTS AND RISKS COMMON
          TO THE ASSET ALLOCATION PORTFOLIOS AND UNDERLYING PORTFOLIOS

          The Conservative Allocation Portfolio, Moderate Allocation Portfolio, Moderate Growth Allocation Portfolio, and Growth Allocation Portfolio, which may be collectively referred to herein as the "Asset Allocation Portfolios" are each considered a "fund of funds," meaning that each seeks to achieve its investment objective by investing primarily in the other MainStay VP Portfolios(1) or other funds managed by New York Life Investment Management LLC ("NYLIM" or the "Manager") ("Underlying Portfolios") discussed in this SAI, excluding the Balanced and Total Return Portfolios. The Asset Allocation Portfolios invest substantially all of their assets in the Underlying Portfolios. By investing in the Underlying Portfolios, each Asset Allocation Portfolio may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Underlying Portfolios. The Asset Allocation Portfolios may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Portfolios that are not described below.

          The Underlying Portfolios may engage in the following investment practices, or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI. Unless otherwise stated in the Prospectus, many investment techniques are discretionary. That means the Manager or Subadvisor of an Underlying Portfolio may elect in its sole discretion to employ or not employ the various techniques. Investors should not assume that any particular discretionary investment technique will ever be employed, or, if employed, that it will be employed at all times. With respect to some of the investment practices and techniques, Underlying Portfolios that are most likely to engage in a particular investment practice or technique are indicated in the relevant descriptions as Underlying Portfolios that may engage in such practices or techniques.

                         ANTICIPATED USE OF INVESTMENTS

          The following chart indicates the types of investments that each Portfolio may typically utilize. The presence of an indication on the chart does not mean that a Portfolio will always use the indicated investment/technique in its portfolio, nor does the absence of an indication mean that a Portfolio is restricted from using the investment/technique.

----------
(1) Currently, the Asset Allocation Portfolios invest solely in other MainStay VP Portfolios or other funds managed by NYLIM, certain government securities, and cash equivalents. Under rules adopted by the Securities and Exchange Commission ("SEC") the Asset Allocation Portfolios may invest in portfolios that are either managed by NYLIM or managed by an adviser not associated with NYLIM. As a result, the Manager may add portfolios that are not managed by NYLIM to the list of potential portfolios. It is anticipated that portfolios managed by NYLIM will at all times represent a significant portion of each Asset Allocation Portfolio's investments.



                                             Capital    Common               Developing  Floating
                          Balanced  Bond  Appreciation   Stock  Convertible    Growth      Rate    Government
                          --------  ----  ------------  ------  -----------  ----------  --------  ----------
Arbitrage
Bank Obligations              X       X         X          X                      X          X          X
Borrowing                     X       X         X          X         X            X          X          X
Brady Bonds                                                          X
Commercial Paper                      X                              X
Convertible Securities                X                              X
Debt Securities               X       X                              X                       X          X
Depositary Receipts                             X                    X            X
Exchange Traded Funds         X                            X         X
Floating and Variable
   Rate Securities            X       X         X                                 X          X          X
Floating Rate Loans           X       X         X          X         X            X          X          X
Foreign Currency
   Transactions                       X                                           X          X
Foreign Government and
   Supranational Entity
   Securities                         X                              X            X
Foreign Index-Linked
   Instruments
Foreign Securities            X       X                                           X          X
Futures Transactions          X       X         X          X
High Yield Securities
   ("Junk Bonds")                     X                              X                       X
Illiquid Securities                                                  X                       X
Investment Companies                                       X         X                       X
Lending of Portfolio
   Securities                 X       X         X          X         X            X          X          X
Loan Participation
   Interests                  X       X         X          X         X            X          X          X
Mortgage Dollar Rolls         X       X                                                                 X
Mortgage-Related and
   Other Asset-Backed
   Securities                 X       X         X          X         X            X          X          X
Options on Foreign
   Currencies
Options on Securities         X       X         X          X         X                                  X
Real Estate Investment
   Trusts ("REITS")                   X                              X
Repurchase Agreements         X       X                    X         X
Restricted Securities         X                 X                    X            X          X          X
Reverse Repurchase
   Agreements                                                        X
Securities Index Options      X                 X                    X            X          X          X
Short Sales Against the
   Box
Sources of Liquidity or
   Credit Support             X       X         X          X         X            X          X          X
Stripped Securities                                                  X            X
Swap Agreements                                                                                         X
Temporary Defensive
   Positions; Cash
   Equivalents                X       X         X          X         X            X          X          X

                             High
                            Yield     ICAP                   Large   Mid    Mid    Mid    Small
                          Corporate  Select  International    Cap    Cap    Cap    Cap     Cap
                             Bond    Equity     Equity      Growth  Core  Growth  Value  Growth
                          ---------  ------  -------------  ------  ----  ------  -----  ------
Arbitrage
Bank Obligations              X                    X           X      X      X      X       X
Borrowing                     X                    X           X      X      X      X       X
Brady Bonds                   X                    X
Commercial Paper              X                    X
Convertible Securities        X                    X                                X
Debt Securities               X                    X           X             X      X       X
Depositary Receipts           X         X          X           X             X      X       X
Exchange Traded Funds                              X                  X      X
Floating and Variable
   Rate Securities            X                    X           X             X      X       X
Floating Rate Loans           X                    X           X      X      X      X       X
Foreign Currency
   Transactions                                    X           X             X              X
Foreign Government and
   Supranational Entity
   Securities                 X                    X
Foreign Index-Linked
   Instruments                                     X
Foreign Securities                      X          X
Futures Transactions          X         X          X           X      X
High Yield Securities
   ("Junk Bonds")             X                    X
Illiquid Securities           X
Investment Companies                    X          X                  X
Lending of Portfolio
   Securities                 X         X          X           X      X      X      X       X
Loan Participation
   Interests                  X                    X           X      X      X      X       X
Mortgage Dollar Rolls                              X
Mortgage-Related and
   Other Asset-Backed
   Securities                 X                    X           X      X      X      X       X
Options on Foreign
   Currencies                                      X
Options on Securities         X         X          X                  X
Real Estate Investment
   Trusts ("REITS")           X         X          X                         X      X
Repurchase Agreements                              X           X      X
Restricted Securities         X                    X           X             X      X
Reverse Repurchase
   Agreements                                      X           X
Securities Index Options      X                    X           X             X      X       X
Short Sales Against the
   Box                                             X
Sources of Liquidity or
   Credit Support             X                    X           X      X      X      X       X
Stripped Securities                                X           X                    X       X
Swap Agreements               X                    X           X                    X
Temporary Defensive
   Positions; Cash
   Equivalents                X         X          X           X      X      X      X       X


                           S&P                                                         Moderate
                           500    Total         Conservative    Growth     Moderate     Growth
                          Index  Return  Value   Allocation   Allocation  Allocation  Allocation
                          -----  ------  -----  ------------  ----------  ----------  ----------
Arbitrage
Bank Obligations            X       X      X
Borrowing                   X       X
Brady Bonds                 X       X
Commercial Paper            X
Convertible Securities      X       X      X
Debt Securities             X       X      X
Depositary Receipts         X              X
Exchange Traded Funds       X
Floating and Variable
   Rate Securities          X       X      X
Floating Rate Loans         X       X      X
Foreign Currency
   Transactions             X       X
Foreign Government and
   Supranational Entity
   Securities               X       X      X
Foreign Index-Linked
   Instruments              X
Foreign Securities          X       X
Futures Transactions        X       X      X
High Yield Securities
   ("Junk Bonds")           X       X
Illiquid Securities         X       X
Investment Companies        X              X          X            X           X           X
Lending of Portfolio
   Securities               X       X      X
Loan Participation
Interests                   X       X      X
Mortgage Dollar Rolls       X       X
Mortgage-Related and
   Other Asset-Backed
   Securities               X       X      X
Options on Foreign
   Currencies               X
Options on Securities       X       X      X
Real Estate Investment
   Trusts ("REITS")         X       X
Repurchase Agreements       X       X
Restricted Securities       X
Reverse Repurchase
   Agreements               X
Securities Index Options    X       X      X
Short Sales Against the
   Box                      X
Sources of Liquidity or
   Credit Support           X       X      X
Stripped Securities         X       X
Swap Agreements             X
Temporary Defensive
   Positions; Cash
   Equivalents              X       X      X          X            X           X           X



                                             Capital    Common               Developing  Floating
                          Balanced  Bond  Appreciation   Stock  Convertible    Growth      Rate    Government
                          --------  ----  ------------  ------  -----------  ----------  --------  ----------
U.S. Government
   Securities                 X       X                              X                       X          X
Warrants                              X                    X         X
When-Issued Securities                X                    X         X                       X          X
Zero Coupon Bonds                     X                              X                                  X

                             High
                            Yield     ICAP                   Large   Mid    Mid    Mid    Small
                          Corporate  Select  International    Cap    Cap    Cap    Cap     Cap
                             Bond    Equity     Equity      Growth  Core  Growth  Value  Growth
                          ---------  ------  -------------  ------  ----  ------  -----  ------
U.S. Government
   Securities                 X                    X
Warrants                      X         X          X                  X
When-Issued Securities        X                    X           X      X
Zero Coupon Bonds             X                    X


                           S&P                                                         Moderate
                           500    Total         Conservative    Growth     Moderate     Growth
                          Index  Return  Value   Allocation   Allocation  Allocation  Allocation
                          -----  ------  -----  ------------  ----------  ----------  ----------
U.S. Government
   Securities               X       X
Warrants                    X
When-Issued Securities      X       X
Zero Coupon Bonds           X       X

            SPECIAL CONSIDERATIONS FOR THE S&P 500(R) INDEX PORTFOLIO

          "Standard & Poor's", "S&P 500", "S&P", and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

          The Portfolio is not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio, or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500(R) Index to track general stock market performance. S&P's only relationship to the Manager or the Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index, which is determined, composed and calculated by S&P without regard to the Portfolios. S&P has no obligation to take the needs of the Adviser or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

          S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) Index, or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Manager, owners of the Portfolio, or any other person or entity from the use of the S&P 500(R) Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

          The inclusion of a security in the S&P 500(R) Index in no way implies an opinion by the index sponsors or S&P as to the attractiveness of that security as an investment. The Portfolio is not sponsored by or affiliated with the sponsor of its index.

     NONE OF THE PORTFOLIOS ALONE CONSTITUTES A COMPLETE INVESTMENT PROGRAM

          The loss of money is a risk of investing in the Portfolios. None of the Portfolios, individually or collectively, is intended to constitute a balanced or complete investment program and each Portfolio's net asset value ("NAV") per share will fluctuate based on the value of the securities held by that Portfolio. Each of the Portfolios is subject to the general risks and considerations associated with investing in mutual funds generally as well as additional risks and restrictions discussed herein.

ARBITRAGE

          A Portfolio may sell a security that it owns in one market and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences in the price of the security in the different markets. The Portfolios do not actively engage in arbitrage. Such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Portfolio at the time of the transaction, thus eliminating any risk to the assets of a Portfolio. Such transactions, which involve costs to a Portfolio, may be limited by the policy of each Portfolio to qualify as a "regulated investment company" under the Internal Revenue Code ("Code").

BANK OBLIGATIONS

          Portfolios may invest in certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and each Portfolio may also invest in CDs, time deposits, and other short-term obligations issued by Savings and Loan Institutions ("S&Ls").

          CDs are certificates evidencing the obligation of a bank or S&L to repay funds deposited with it for a specified period of time at a specified rate of return. Time deposits in banking institutions are generally similar to CDs, but are uncertificated. Time deposits that may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank or S&L to pay a draft drawn on it by a customer, usually in connection with international commercial transactions. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. No Portfolio may invest in time deposits maturing in more than seven days and that are subject to withdrawal penalties. A Portfolio will limit its investment in time deposits for which there is a penalty for early withdrawal to 10% of its net assets. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

          As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolio, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Fund, which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

          Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

BORROWING

          Each Portfolio may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a portfolio from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a portfolio exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a portfolio to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Portfolio to be unable to meet certain requirements for qualification as a regulated investment company under the Code.

          Borrowing tends to exaggerate the effect on a Portfolio's NAV per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs, which may or may not be recovered by earnings on the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

          The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a Portfolio, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Portfolio, if the Portfolio (1) maintains an offsetting financial position, (2) maintains liquid assets equal (as determined on a daily mark-to-market basis) in value to the Portfolio's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). Liquid assets are maintained to cover "senior securities transactions". The value of the Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. A Portfolio may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, assets being maintained to cover "senior securities" transactions may not be available to satisfy redemptions or for other purposes.

BRADY BONDS

          A Portfolio may invest a portion of its assets in Brady Bonds. Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Brady Bonds are not considered U. S. government securities.

          Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

          Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

COMMERCIAL PAPER

          Each Portfolio may invest in commercial paper if it is rated at the time of investment in the highest ratings category by an NRSRO, such as, Prime-1 by Moody's or A-1 by S&P, or, if not rated by Moody's or S&P, if the Portfolio's Manager or Subadvisor determines that the commercial paper is of comparable quality. Certain Portfolios may invest up to 5% of their total assets in non-investment grade commercial paper if it is rated in the second highest ratings category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or, if unrated, if the Portfolio's Manager or Subadvisor determines that the commercial paper is of comparable quality.

          Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

CONVERTIBLE SECURITIES

          A Portfolio may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities, subject to its respective limitations and its respective investment strategy. Such investments may be made, for example, if the Manager or Subadvisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Portfolios' holdings include convertible bonds, convertible preferred stocks, warrants or notes or other instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

          Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

          As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure.

          Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer. Accordingly, convertible securities have unique investment characteristics because: (1) they have relatively high yields as compared to common stocks; (2) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines; and (3) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

          A Portfolio may invest in "synthetic" convertible securities. A synthetic convertible security is a derivative position composed of two or more securities whose investment characteristics, taken together, resemble those of traditional convertible securities. Synthetic convertibles are typically offered by financial institutions or investment banks in private placement transactions and are typically sold back to the offering institution. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" and "exchangeable" convertible securities are preferred stocks or debt obligations of an issuer that are structured with an embedded equity component whose conversion value is based on the value of the common stocks of two or more different issuers or a particular benchmark (which may include indices, baskets of domestic stocks, commodities, a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). The value of a synthetic convertible is the sum of the values of its preferred stock or debt obligation component and its convertible component. Therefore, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, a Portfolio purchasing a synthetic convertible security may have counterparty (including credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security. Synthetic convertible securities are considered convertible securities for compliance testing purposes.

DEBT SECURITIES

          Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Portfolio invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Portfolio, and thus the NAV of the shares of a Portfolio, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the maturity of a Portfolio's investments, changes in relative values of the currencies in which a Portfolio's investments are denominated relative to the U.S. dollar, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Portfolio, and a decline in interest rates will increase the value of fixed income securities held by a Portfolio. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

          A Portfolio's investments in U.S. dollar- or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the credit quality and maturity criteria set forth for the particular Portfolio. The rate of return or return of principal on some debt obligations may be linked to indices or stock prices or indexed to the level of exchange rates between the U.S. dollar and foreign currency or currencies. Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories.

          Since shares of the Portfolios represent an investment in securities with fluctuating market prices, the value of shares of each Portfolio will vary as the aggregate value of the Portfolio's portfolio securities increases or decreases. Moreover, the value of lower rated debt securities that a Portfolio purchases may fluctuate more than the value of higher rated debt securities. Lower rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. Lower rated fixed income securities generally tend to reflect short term corporate and market developments to a greater extent than higher rated securities that react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Portfolios but will be reflected in the NAV of the Portfolios' shares.

          Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

          When and if available, debt securities may be purchased at a discount from face value. From time to time, a Portfolio may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Manager or Subadvisor, such securities have the potential for future income (or capital appreciation, if any).

          Investment grade securities are securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P comparable non-rated securities. Non-rated securities will be considered for investment by the Portfolios when the Manager or Subadvisor believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolios to a degree comparable to that of rated securities that are consistent with the Portfolios' objective and policies.

          Corporate debt securities with a rating lower than BBB by S&P, and corporate debt securities rated Baa or lower by Moody's, have speculative characteristics, and changes in economic conditions or individual corporate developments are more likely to lead to a weakened capacity to make principal and interest payments than in the case of high grade bonds. (See Appendix A attached hereto for a description of corporate debt ratings.) If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders.

          The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager or Subadvisor will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above.

DEPOSITARY RECEIPTS

          A Portfolio may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") or other similar securities representing ownership of securities of non-U.S. issuers held in trust by a bank or similar financial institution. These securities may not necessarily be denominated in the same currency as the securities they represent. Designed for use in U.S., European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-U.S. securities to which they relate.

          ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-U.S. banking and trust companies that evidence ownership of either foreign or U.S. securities. GDRs are receipts issued by either U.S. or non-U.S. banking institution evidencing ownership of the underlying non-U.S. securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated.

EQUITY SECURITIES

          COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

          PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

EXCHANGE TRADED FUNDS

          To the extent a Portfolio may invest in securities of other investment companies, the Portfolio may invest in shares of exchange traded funds ("ETFs"). ETFs are investment companies that trade like stocks. (See also, "Securities of Other Investment Companies.") Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. A portfolio manager may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the equity market without investing in individual common stocks, particularly in the context of managing cash flows into the Portfolio. (See also "Securities of Other Investment Companies.")

          Among other types of ETFs, a Portfolio also may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "AMEX") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the S&P 500(R) Index. SPDRs are listed on the AMEX and traded in the secondary market on a per-SPDR basis.

          SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500(R) Index. The value of SPDRs is subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Portfolio. Moreover, a Portfolio's investment in SPDRs may not exactly match the performance of a direct investment in the index to which SPDRs are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for a Portfolio due to transaction costs and other Portfolio expenses.

FIRM OR STANDBY COMMITMENTS (OBLIGATIONS WITH PUTS ATTACHED)

          A Portfolio may from time to time purchase securities on a "firm commitment" or "standby commitment" basis. Such transactions may be entered into, for example, when one Manager or Subadvisor of a Portfolio anticipates a decline in the yield of the securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

          Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Portfolio will generally make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolios' commitments to purchase securities on a firm commitment basis. The value of the Portfolios' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

          A Portfolio may purchase securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each of the Portfolios may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Manager and the Subadvisors understand that the Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Portfolios intends to take the position that it is the owner of any debt securities acquired subject to a standby commitment and that tax-exempt interest earned with respect to such debt securities will be tax-exempt in its possession; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that firm or standby commitments will be available to a Portfolio, nor have the Portfolios assumed that such commitments would continue to be available under all market conditions.

          A standby commitment may not be used to affect a Portfolio's valuation of the security underlying the commitment. Any consideration paid by a Portfolio for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Portfolio as unrealized depreciation until the standby commitment is exercised or has expired.

          Firm and standby transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of firm and standby commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into.

          The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis. At the time the Portfolio makes the commitment on behalf of a Portfolio to purchase a security on a firm or standby commitment basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the firm or standby commitment securities may be more or less than the purchase price payable at the settlement date. The Board does not believe that a Portfolio's NAV or income will be exposed to additional risk by the purchase of securities on a firm or standby commitment basis.

FLOATING AND VARIABLE RATE SECURITIES

          A Portfolio may invest in floating and variable rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

          Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity.

          The interest rate on a floating rate debt instrument ("floater") is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well.

          Certain Portfolios may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Portfolio's limitation on investments in such securities.

FLOATING RATE LOANS

          Floating rate loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The corporation pays interest and principal to the lenders.

          A senior loan in which a Portfolio may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the borrower and in the drafting of the terms of the loan. The group of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. One or more of the lenders, referred to as the agent bank, usually administers the loan on behalf of all the lenders.

          A Portfolio may invest in a floating rate loan in one of three ways:
(1) it may make a direct investment in the loan by participating as one of the lenders; (2) it may purchase a participation interest; or (3) it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a loan. A Portfolio may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a loan previously attributable to a different lender. Unlike a participation interest, a Portfolio will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

          A Portfolio may make a direct investment in a floating rate loan pursuant to a primary syndication and initial allocation process (i.e. buying an unseasoned loan issue). A purchase can be effected by signing as a direct lender under the loan document or by the purchase of an assignment interest from the underwriting agent shortly after the initial funding on a basis which is consistent with the initial allocation under the syndication process. This is known as buying in the "primary" market. Such an investment is typically made at or about a floating rate loan's "par" value, which is its face value. From time to time, lenders in the primary market will receive an up-front fee for committing to purchase a floating rate loan that is being originated. In such instances, the fee received is reflected on the books of the Portfolio as a discount to the loan's par value. The discount is then amortized over the life of the loan, which would effectively increase the yield a Portfolio receives on the investment. If a Portfolio purchases an existing assignment of a floating rate loan, or purchases a participation interest in a floating rate loan, it is said to be purchasing in the "secondary" market. Purchases of floating rate loans in the secondary market may take place at, above, or below the par value of a floating rate loan. Purchases above par will effectively reduce the amount of interest being received by the Portfolio through the amortization of the purchase price premium; whereas purchases below par will effectively increase the amount of interest being received by the Portfolio through the amortization of the purchase price discount. A Portfolio may be able to invest in floating rate loans only through participation interests or assignments at certain times when reduced primary investment opportunities in floating rate loans may exist.

          If a Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. Therefore, when a Portfolio invests in floating rate loans through the purchase of participation interests, the Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Portfolio and a borrower.

          Typically, floating rate loans are secured by collateral. However, the value of the collateral may not be sufficient to repay the loan. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a floating rate loan must comply with various restrictive covenants contained in any floating rate loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the floating rate loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a floating rate loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding floating rate loan.

          The Manager must determine that the investment is suitable for the Portfolio based on the Manager's independent credit analysis and industry research. Generally, this means that the Manager has determined that the likelihood that the corporation will meet its obligations is acceptable. In considering investment opportunities, the Manager will conduct extensive due diligence, which may include, without limitation, management meetings; financial analysis; industry research and reference verification from customers, suppliers and rating agencies.

          Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rate on the Portfolio's investment securities generally reset quarterly. During periods in which short-term rates rapidly increase, the Portfolio's NAV may be affected. Investment in floating rate loans with longer interest rate reset periods or loans with fixed interest rates may also increase fluctuations in a Portfolio's NAV as a result of changes in interest rates. However, the Portfolio may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

FOREIGN CURRENCY TRANSACTIONS

          A Portfolio may seek to increase its return by trading in foreign currencies. To the extent that a Portfolio invests in foreign securities, it may enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. A Portfolio may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

          Foreign currency transactions in which a Portfolio may engage include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. A foreign currency forward exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract at a price set at the time of the contract. These contracts may be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Forward contracts to purchase or sell a foreign currency may also be used by a Portfolio in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Although these contracts are intended, when used for hedging purposes, to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain which might result should the value of such currencies increase. Liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolios' foreign currency transactions. The value of the Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage.

          Normally, consideration of fair value exchange rates will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Manager and each Subadvisor believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interest of a Portfolio will be served by entering into such a contract. Set forth below are examples of some circumstances in which a Portfolio might employ a foreign currency transaction. When a Portfolio enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Portfolio would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

          Another example is when the Manager or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Portfolio also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency, which may be less costly than a direct hedge. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A proxy hedge entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired, as proxies and the relationship can be very unstable at times. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Portfolio will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's holdings or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

          A Portfolio also may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio to assume the risk of fluctuations in the value of the currency it purchases.

          A Portfolio may also enter into currency transactions to profit from changing exchange rates based upon the Manager's or Subadvisor's assessment of likely exchange rate movements. These transactions will not necessarily hedge existing or anticipated holdings of foreign securities and may result in a loss if the Manager's or Subadvisor's currency assessment is incorrect.

          At the consummation of the forward contract, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If a Portfolio engages in an offsetting transaction, the Portfolio will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. A Portfolio will only enter into such a forward contract if it is expected that there will be a liquid market in which to close out the contract. However, there can be no assurance that a liquid market will exist in which to close a forward contract, in which case the Portfolio may suffer a loss.

          When a Portfolio has sold a foreign currency, a similar process would be followed at the consummation of the forward contract. Of course, a Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or Subadvisor. A Portfolio generally will not enter into a forward contract with a term of greater than one year.

          In cases of transactions which constitute "transaction" or "settlement" hedges or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve the purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Portfolio may deem its forward currency hedge position to be covered by underlying portfolio securities or may maintain liquid assets in an amount at least equal in value to the Portfolio's commitments under these contracts. As with forward contracts, liquid assets are maintained to cover "senior securities transactions" which may include, but are not limited to, the Portfolios' forward contracts. The value of the Portfolios' "senior securities" holdings are marked-to-market daily to ensure proper coverage. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Portfolio will maintain liquid assets as described above.

          The Manager and Subadvisors believe that active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies that may not involve the currency in which the foreign security is denominated. However, the use of currency management strategies to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

          While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss.

          The Portfolios cannot assure that their use of currency management will always be successful. Successful use of currency management strategies will depend on the Manager's or Subadvisor's skill in analyzing currency values. Currency management strategies may substantially change a Portfolio's investment exposure to changes in currency exchange rates and could result in losses to a Portfolio if currencies do not perform as the Manager or Subadvisor anticipates. For example, if a currency's value rose at a time when the Manager or Subadvisor had hedged a Portfolio by selling that currency in exchange for dollars, a Portfolio would not participate in the currency's appreciation. If the Manager or Subadvisor hedges currency exposure through proxy hedges, a Portfolio could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Manager or Subadvisor increases a Portfolio's exposure to a foreign currency and that currency's value declines, a Portfolio will realize a loss. There is no assurance that the Manager's or Subadvisor's use of currency management strategies will be advantageous to a Portfolio or that it will hedge at appropriate times. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager's or Subadvisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. A Portfolio may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

FOREIGN GOVERNMENT AND SUPRANATIONAL ENTITY SECURITIES

          A Portfolio may invest in debt securities or obligations of foreign governments, agencies, and supranational organizations ("Sovereign Debt"). The Portfolio's holdings may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country. Investments in Sovereign Debt can involve greater risks than investing in U.S. government securities. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of default.

          The Manager's or Subadvisor's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager or Subadvisor currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager or Subadvisor does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. government securities. The percentage of a Portfolio's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

          Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. A Portfolio's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Portfolio may invest. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Union.

          A "supranational entity" is an entity established or financially supported by the governments of several countries to promote reconstruction, economic development or trade. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank and the European Coal and Steel Community. Typically, the governmental members, or "stockholders," make initial capital contributions to the supranational entity and may be committed to make additional contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions or otherwise provide continued financial backing to the supranational entity. If such contributions or financial backing are not made, the entity may be unable to pay interest or repay principal on its debt securities. As a result, a Portfolio might lose money on such investments. In addition, if the securities of a supranational entity are denominated in a foreign currency, the obligations also will bear the risks of foreign currency investments. Securities issued by supranational entities may (or may not) constitute foreign securities for purposes of the Portfolios depending on a number of factors, including the countries that are members of the entity, the location of the primary office of the entity, the obligations of the members, the markets in which the securities trade, and whether, and to what extent, the performance of the securities is tied closely to the political or economic developments of a particular country or geographic region.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager and Subadvisor intend to manage the Portfolios in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

FOREIGN INDEX-LINKED INSTRUMENTS

          A Portfolio may, subject to compliance with each Portfolio's limitations applicable to its investment in debt securities, invest in instruments which have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time. For example, a Portfolio may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indices, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

          A foreign index - linked instrument may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Currency-indexed securities may be positively or negatively indexed, meaning their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

FOREIGN SECURITIES

          A Portfolio may invest in U.S. dollar-denominated and non-U.S.-dollar denominated foreign debt and equity securities and in CDs issued by foreign banks and foreign branches of U.S. banks. Securities of issuers within a given country may be denominated in the currency of another country. Each Fund may define "foreign securities" differently but, unless otherwise defined, foreign securities are those securities issued by companies domiciled outside the U.S. and that trade in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing.

          Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Securities denominated in foreign currencies may gain or lose value as a result of fluctuating currency exchange rates. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. If foreign securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Foreign securities transactions may be subject to higher brokerage and custodial costs than domestic securities transactions.

          Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Portfolio's assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability of a Portfolio to the purchaser. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscator taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Portfolios may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

          Some securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to U.S. dollar denominated securities traded in U.S. securities markets.

          Investment in countries with emerging markets presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Countries with developing markets have economic structures that are less mature. Furthermore, countries with developing markets have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of countries with developing markets generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FUTURES TRANSACTIONS

          A Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio's securities. A Portfolio may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of the Portfolio's holdings and for other appropriate risk management, income enhancement, and investment purposes. For example, a Portfolio may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Portfolio's holdings of fixed-income securities.

          A Portfolio may purchase and sell stock index futures to hedge the equity portion of the Portfolios' holdings with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contracts. A Portfolio may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio's ability to invest in foreign currencies, each Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. A Portfolio may also purchase and write put and call options on futures contracts of the type into which such Portfolio is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Portfolios also may enter into futures contracts traded foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Portfolio to risks that are materially greater than the risks associated with trading on U.S. exchanges.

          The Fund has filed a notice of eligibility under Regulation 4.5 of the Commodity Futures Trading Commission. As a result of this filing, neither the Fund nor any of the Portfolios is: (i) deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA") or (ii) subject to registration or regulation under the CEA.

          A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Portfolio's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Portfolio than might later be available in the market when the Portfolio makes anticipated purchases. In the United States, futures contracts are traded on boards of trade that have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, municipal bond indices, individual equity securities, and various stock indices.

          When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Portfolio upon termination of the contract assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV per share, each Portfolio will mark-to-market its open futures positions. Moreover, each Portfolio will maintain sufficient liquid assets to cover its obligations under open futures contracts.

          A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

          Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          Consistent with applicable law, Portfolios that are permitted to invest in futures contracts also will be permitted to invest in futures contracts on individual equity securities, known as single stock futures.

          FUTURES ON DEBT SECURITIES. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A futures contract on a debt security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Manager or Subadvisor to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board.

          Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by a Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

          On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when a Portfolio intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to a Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Portfolio may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Portfolio's portfolio.

          A Portfolio could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Portfolio's holdings of securities or portion of its holdings, perfect correlation between that Portfolio's futures positions and holdings positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Portfolio might wish to buy or sell a futures contract.

          SECURITIES INDEX FUTURES. Stock index and bond index futures may be used for hedging, risk management, portfolio management and other investment or investment-related purposes. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

          Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Portfolios may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Portfolios may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Portfolio may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the dollar-weighted average maturity of the Portfolio's debt portfolio or to gain exposure to particular markets represented by the index.

          CURRENCY FUTURES. A Portfolio may seek to hedge its foreign currency exchange rate risk by engaging in currency futures, options and "cross-hedge" currency transactions. A sale of a currency futures contract creates an obligation by a Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Portfolio may sell a currency futures contract if the Manager or Subadvisor anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Portfolio's securities denominated in such currency. If the Manager or Subadvisor anticipates that exchange rates will rise, the Portfolio may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Portfolio, the Portfolio purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Portfolio, a Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss.

          In cross-hedge transactions, a Portfolio holding securities denominated in one foreign currency will enter into a contract to buy or sell a different foreign currency (one that the Manager or Subadvisor reasonably believes generally tracks the currency being hedged with regard to price movements). The Manager or Subadvisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by tracking the currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a Portfolio against an increase in the value of the U.S. dollar against certain foreign currencies.

          A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Portfolio's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity.

          Another risk is that the Manager or Subadvisor could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

          OPTIONS ON FUTURES. For bona fide hedging, risk management, and other appropriate purposes, the Portfolios also may purchase and write call and put options on futures contracts that are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

          Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

          Options on futures contracts can be used by a Portfolio to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

          The purchase of put options on futures contracts is a means of hedging a Portfolio's holdings against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when a Portfolio is not fully invested or of lengthening the average maturity or duration of the Portfolio's holdings. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

          In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

          If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss on the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities or the currencies in which such securities are denominated.

          The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Portfolio writes a put option on a futures contract on debt securities related to securities that the Portfolio expects to acquire and the market price of such securities increases, the net cost to a Portfolio of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Portfolio's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

          While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolios will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

          LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Portfolio will only enter into futures contracts or related options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. The Portfolios will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Portfolio's net assets.

          When purchasing a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Portfolio may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

          When selling a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Portfolio may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with the Portfolio's custodian).

          When selling a call option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

          When selling a put option on a futures contract, a Portfolio will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

          The requirements for qualification as a regulated investment company also may limit the extent to which a Portfolio may enter into futures, options on futures or forward contracts. See "Tax Information."

          RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio's securities being hedged, even if the hedging vehicle closely correlates with a Portfolio's investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on securities, including technical influences in futures trading and options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Portfolio has sold single stock futures or stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Portfolio's holdings might decline. If this were to occur, the Portfolio would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities. This risk may be magnified for single stock futures transactions, as the Portfolio's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally.

          Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

          There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

          In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Portfolios generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contracts at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

          ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FOREIGN CURRENCY. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

HIGH YIELD SECURITIES ("JUNK BONDS")

          Securities rated lower than Baa by Moody's or lower than BBB by S&P or unrated securities determined to be of comparable quality (sometimes referred to as "high yield" or "junk" bonds) are not considered "investment grade." Investment in lower rated corporate debt securities provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

          Investors should be willing to accept the risk associated with investment in high yield/high risk securities. Investment in high yield/high risk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield/high risk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield/high risk bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

          The secondary market on which high yield/high risk bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high yield/high risk bond, and could adversely affect and cause large fluctuations in the Portfolio's daily NAV. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield/high risk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield/high risk bonds, especially in a thinly traded market.

          Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

          If the issuer of high yield/high risk bonds defaults, a Portfolio may incur additional expenses to seek recovery. In the case of high yield/high risk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

          Analysis of the creditworthiness of issuers of high yield/high risk bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of its investment in high yield/high risk bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgement may play a greater role in th evaluation because there is less reliable, objective data available.

          The use of credit ratings as the sole method for evaluating high yield/high risk bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield/high risk bonds. Also, credit rating agencies may fail to change credit ratings on a timely basis to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Portfolio, the Portfolio may retain the portfolio security if the Manager or Subadvisor, where applicable, deems it in the best interest of the Portfolio's shareholders. Legislation designed to limit the use of high yield/high risk bonds in corporate transactions may have a material adverse effect on a Portfolio's NAV per share and investment practices. In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. A Portfolio records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date.

          In addition, there may be special tax considerations associated with investing in high yield/high risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security's maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Therefore, the Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio's assets and may thereby increase its expense ratios and decrease its rate of return.

ILLIQUID SECURITIES

          A Portfolio may invest in illiquid securities, if such purchases at the time thereof would not cause more than 15% of the value of the Portfolio's net assets to be invested in all such illiquid or not readily marketable assets.

          Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This may include repurchase agreements maturing in more than seven days. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling securities may result in a loss or may be costly to a Portfolio.

          Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of a Portfolio's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

          Industrial Development Bonds that pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

          Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the Tax Reform Act of 1986, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

INVESTMENT COMPANIES

          Each Portfolio may invest in securities of other investment companies, subject to limitations prescribed by the 1940 Act and any applicable investment restrictions described in the Portfolio's prospectus and SAI. Among other things, the 1940 Act limitations prohibit each Portfolio from (1) acquiring more than 3% of the voting shares of an investment company, (2) investing more than 5% of the Portfolio's total assets in securities of any one investment company, and (3) investing more than 10% of the Portfolio's total assets in securities of all investment companies. These restrictions do not apply to the Asset Allocation Portfolios and may not apply to certain investments in money market funds. Each Portfolio indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which the Portfolio invests in addition to the fees and expenses the Portfolio bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve duplicative management and advisory fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV per share. Others are continuously offered at NAV per share, but may also be traded in the secondary market. In addition, no Portfolio (other than the Asset Allocation Portfolios) may acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

          A Portfolio may lend portfolio securities to certain broker-dealers and institutions to the extent permitted by the 1940 Act, as modified or interpreted by regulatory authorities having jurisdiction, from time to time, in accordance with procedures adopted by the Board. By lending its securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. Such loans must be secured by collateral in cash or U.S. government securities maintained on a current basis in an amount at least equal to 100% of the current market value of the securities loaned. The Portfolio may call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Portfolio would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Fund, on behalf of certain of the Portfolios, has entered into an agency agreement with State Street Bank & Trust Company, which acts as the Portfolios' agent in making loans of portfolio securities, and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager or Subadvisor, as the case may be.

          As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Portfolio. However, the loans would be made only to firms deemed by the Manager or Subadvisor or their agent to be creditworthy and when, in the judgment of the Manager or Subadvisor, the consideration that can be earned currently from securities loans of this type, justifies the attendant risk. If the Manager or Subadvisor, as the case may be, determines to make securities loans, it is intended that the value of the securities loaned will not exceed the 33 1/3% of the value of the total assets of the lending Portfolio.

          Subject to exemptive relief granted to the Portfolios from certain provisions of the 1940 Act, the Portfolios, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more money market Portfolios that are affiliated with the Portfolios.

LOAN PARTICIPATION INTERESTS

          The Portfolios may invest in participation interests in loans. A Portfolio's investment in loan participation interests may take the form of participation interests in, assignments of or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Portfolio would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Portfolio may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, the Portfolio may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan.

          A Portfolio also may purchase Participation Interests in a portion of the rights of a lender in a corporate loan. In such a case, the Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather the Portfolio must rely on the lending institution for that purpose. A Portfolio will not act as an agent bank, guarantor or sole negotiator of a structure with respect to a corporate loan.

          In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders that are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as each Portfolio of the Fund. A Portfolio generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank may monitor the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Portfolio has direct recourse against the borrower (which is unlikely), a Portfolio will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given discretion in enforcing the corporate loan agreement, and is obligated to follow the terms of the loan agreements and use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

          A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Portfolio were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, the Portfolio might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

          When a Portfolio acts as co-lender in connection with Participation Interests or when a Portfolio acquires a Participation Interest the terms of which provide that the Portfolio will be in privity of contract with the corporate borrower, the Portfolio will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, the Portfolio will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring Participation Interests a Portfolio's Manager or Subadvisor will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the Participation Interest meets the Portfolio's qualitative standards. There is a risk that there may not be a readily available market for Participation Interests and, in some cases, this could result in a Portfolio disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Portfolio is required to rely upon a lending institution to pay the Portfolio principal, interest, and other amounts received by the lending institution for the loan participation, the Portfolio will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Portfolio's portfolio.

          Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

          Each Portfolio may invest in loan participations with credit quality comparable to that of issuers of its portfolio investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

          Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager or Subadvisor believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations and could result in significant variations in a Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

          Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager's or Subadvisor's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

          Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to a Portfolio. The Manager or Subadvisor, in accordance with procedures established by the Board, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Portfolio may enter into repurchase agreements.

MORTGAGE DOLLAR ROLLS

          A mortgage dollar roll ("MDR") is a transaction in which a Portfolio sells mortgage-related securities ("MBS") from its portfolio to a counter party from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Portfolio will maintain liquid assets having a value not less than the repurchase price. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counter party.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

          A Portfolio may buy mortgage-related and other asset-backed securities. Typically, mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities").

          Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline. However, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio's Manager or Subadvisor to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment.

          The Portfolios, to the extent permitted in the Prospectus, may also invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

          Generally, a Portfolio will invest in mortgage-related (or other asset-backed) securities either (1) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), or (2) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Portfolio's investment adviser. In addition, if any mortgage-related (or other asset-backed) security is determined to be illiquid, a Portfolio will limit its investments and other illiquid instruments subject to a Portfolio's limitation on investments in illiquid securities.

          MORTGAGE PASS-THROUGH SECURITIES. The Portfolios may invest in mortgage pass-through securities. Mortgage pass-through securities are interests in pools of mortgage-related securities. Unlike interests in other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with the payment of principal being made at maturity or specified call dates, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages that bear interest at a rate that will be adjusted periodically.

          Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Portfolio's yield. Prepayments may cause the yield of a mortgage-backed security to differ from what was assumed when a Portfolio purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

          GNMA CERTIFICATES. The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as S&Ls, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. GNMA Certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the ""pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary.

          Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that includes state and federally chartered S&Ls, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

          FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

          If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Portfolios reserve the right to invest in them.

          PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Portfolio's Manager or Subadvisor determines that the securities meet the Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio may purchase mortgage-related securities or any other assets that, in the opinion of the Portfolio's Manager or Subadvisor, are illiquid, subject to a Portfolio's limitation on investments in illiquid securities.

          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

          CMOs are typically structured into multiple classes or series, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

          An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Portfolio's holdings. In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C,
Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

          The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

          FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS"). FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

          If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

          Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

          OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          The Portfolios' Manager or Subadvisors expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Portfolio's Manager or Subadvisor will, consistent with the Portfolio's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

          CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs, and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

          CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities. Each of the Portfolios limits its investment in CMO residuals to less than 5% of its net assets.

          Under certain circumstances, a Portfolio's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Portfolio to be deemed to have taxable income in addition to their Portfolio dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Portfolio may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Portfolio.

          CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Portfolio) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of Portfolios that hold such interests. The Portfolios will consider this rule in determining whether to invest in residual interests.

          STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

          Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

          RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. As is the case with other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Portfolios may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Portfolios, the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly. If the Manager or Subadvisor incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Portfolios could be exposed to the risk of a loss.

          Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the mortgage-backed security. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

          Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Portfolio invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

          Credit risk reflects the chance that a Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

          To the extent that mortgages underlying a mortgage-related security are so-called "subprime mortgages" (i.e. mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher. Subprime mortgages also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into various aspects of the financials sector, and consequently, the value of a Portfolio may decline in response to such developments.

          OTHER ASSET-BACKED SECURITIES. The Portfolios' Manager and Subadvisors expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on

CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

          An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          If consistent with a Portfolio's investment objective and policies, a Portfolio also may invest in other types of asset-backed securities. Certain asset-backed securities may present the same types of risks that may be associated with mortgage-backed securities.

MUNICIPAL SECURITIES

          A Fund may purchase municipal securities. Municipal securities generally are understood to include debt obligations of state and local governments, agencies and authorities. Municipal securities, which may be issued in various forms, including bonds and notes, are issued to obtain funds for various public purposes.

          Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, "municipalities"), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax.

          Municipal bonds include securities from a variety of sectors, each of which has unique risks. They include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds (including industrial development bonds issued pursuant to federal tax law). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor).

          Some Municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. Some longer-term Municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal bonds.

          Some Municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements ("SBPAs"). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

          Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities.

          Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

          Prices and yields on Municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

     Municipal securities also include various forms of notes. These notes include, but are not limited to, the following types:

     - Revenue Anticipation Notes which are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

     - Bond Anticipation Notes which are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

     - Construction Loan Notes which are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration ("FHA") under the FNMA or GNMA.

     - Project Notes which are instruments sold by HUD but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

     - Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

     An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities that must be registered under the 1933 Act prior to offer and sale, unless an exemption from such registration is available, municipal securities that are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal securities that were not publicly offered initially.

     Municipal securities are subject to credit risk. Information about the financial condition of an issuer of Municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a Fund's Municipal securities in the same manner.

     Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal securities are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

     Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds. Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a Fund's Board of Trustees.

     There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of municipal securities both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal securities. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of municipal securities that are not general obligation bonds is made by the Subadvisor on the basis of the characteristics of the municipal securities as described above, the most significant of which is the source of funds for the payment of principal of and interest on such securities.

     The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency. If municipal lease obligations are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

     The Tax Reform Act of 1986 ("TRA") limited the types and volume of municipal securities qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain municipal securities as a tax preference item included in the alternative minimum tax base for corporate and non-corporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain municipal securities after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

          On November 5, 2007, the United States Supreme Court heard an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky's statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the fund, and therefore of the fund's shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of fund distributions and upon the market for municipal securities.

OPTIONS ON FOREIGN CURRENCIES

          To the extent that it invests in foreign currencies, a Portfolio may purchase and write options on foreign currencies. A Portfolio may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return through exposure to a foreign currency. A Portfolio may, for example, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Portfolio may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, that Portfolio will have the right to sell such currency for a fixed amount of dollars that exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

          Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of dollars that is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit a Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options that would deprive it of a portion or all of the benefits of advantageous changes in such rates.

          A Portfolio may also write options on foreign currencies for hedging purposes. For example, if a Portfolio anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Portfolio.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Portfolio to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss that may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in currency exchange rates.

          A call option written on foreign currency by a Portfolio is "covered" if that Portfolio owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the Portfolio maintains the difference in liquid assets.

          Options on foreign currencies to be written or purchased by a Portfolio will be traded on U.S. and foreign exchanges or over-the-counter. Exchange traded options generally settle in cash, whereas options traded over the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus related transaction costs.

          A Portfolio also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Portfolio's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If foreign currency options are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Portfolio to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

OPTIONS ON SECURITIES

          The Portfolios may use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward contracts and options on foreign currencies) and purchasing or writing put or call options on securities and securities indices.

          The Portfolios may use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging". If a Portfolio's Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio's NAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counter party to the transaction does not perform as promised.

          WRITING CALL OPTIONS. A Portfolio may sell ("write") covered call options on the Portfolio's holding in an attempt to enhance investment performance. A call option sold by a Portfolio is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the Portfolio maintains the difference in liquid assets

          A Portfolio may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

          During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

          A Portfolio may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Portfolio makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option that it has previously written on any particular security. The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio. When a security is to be sold from the Portfolio's holdings, the Portfolio will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

          A closing purchase transaction may be made only on a national or foreign securities exchange that provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Portfolio is unable to effect a closing purchase transaction involving an exchange-traded option, the Portfolio will not sell the underlying security until the option expires, or the Portfolio otherwise covers the existing option portion or the Portfolio delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          Each Portfolio pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Portfolio's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Subadvisor, engage without limitation in the writing of options on U.S. government securities.

          WRITING PUT OPTIONS. A Portfolio may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Portfolio are agreements by a Portfolio, for a premium received by the Portfolio, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price. A put option is also "covered" if the Portfolio holds, on a share-for-share basis, a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the Portfolio maintains the difference in liquid assets.

          The premium that the Portfolios receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

          A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer would be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

          The Portfolios may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Portfolios also may effect a closing purchase transaction, in the case of a put option, to permit the Portfolios to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

          If a Portfolio is able to enter into a closing purchase transaction, the Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. After writing a put option, the Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

          In addition, the Portfolios may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Portfolios may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention that each Portfolio qualify as such. Subject to the limitation that all put option writing transactions be covered, the Portfolios may, to the extent determined appropriate by the Manager or Subadvisor engage without limitation in the writing of options on U.S. government securities.

          PURCHASING OPTIONS. A Portfolio may purchase put or call options that are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Portfolios will engage in such transactions only with firms the Manager or Subadvisor deem to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities.

          The Portfolios may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the Portfolio's holdings or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security.

          In addition, the Portfolio will continue to receive interest or dividend income on the security. The put options purchased by the Portfolio may include, but are not limited to, "protective puts," in which the security to be sold is identical or substantially identical to a security already held by the Portfolio or to a security that the Portfolio has the right to purchase. In the case of a purchased call option, the Portfolio would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Portfolio would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

          The Portfolios may also purchase call options on securities the Portfolios intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Portfolios may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

          MARRIED PUTS. A Portfolio may engage in a strategy known as "married puts." This strategy is most typically used when the Portfolio owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Portfolio may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Portfolio will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

          Holding the put option places the Portfolio in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Portfolio. The writer of the put option may require that the Portfolio write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Portfolio would suffer a loss unless it first terminated the call by exercising the put.

          SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A Portfolio's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Portfolio may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Portfolio. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

          A Portfolio would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Portfolio would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. In addition, exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risks apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad. The ability of a Portfolio to successfully utilize options may depend in part upon the ability of the Manager or Subadvisor to forecast interest rates and other economic factors correctly.

          The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDICES

          The Portfolios may purchase call and put options on securities indices, for the purpose of hedging against the risk of unfavorable price movements that may adversely affect the value of a Portfolio's securities. Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

          A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

          The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Portfolio's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio.

          A Portfolio may sell securities index options prior to expiration in order to close out its positions in securities index options that it has purchased. A Portfolio may also allow options to expire unexercised.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

          A Portfolio may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement to distribute at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

          The Portfolios will not invest in real estate directly, but only in securities issued by real estate companies. However, to the extent that a Portfolio invests in REITs, the Portfolio is also subject to the risks associated with the direct ownership of real estate: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition, increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

          REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Accordingly, REIT shares can be more volatile than -- and at times will perform differently from -- larger capitalization stocks such as those found in the Dow Jones Industrial Average.

          Some REITs may have limited diversification and may be subject to risks inherent to investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs also involve risks such as refinancing, interest rate fluctuations, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing. Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

          In addition, because smaller capitalization stocks are typically less liquid than larger capitalization stocks, REIT shares may sometimes experience greater share-price fluctuations than the stocks of larger companies.

REPURCHASE AGREEMENTS

          A Portfolio may enter into domestic or foreign repurchase agreements with certain sellers pursuant to guidelines adopted by the Board.

          A repurchase agreement, which provides a means for a Portfolio to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Portfolio) purchases a security, usually in the form of a debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by a custodian appointed by the Portfolio. The Portfolio attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price upon repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

          A Portfolio will limit its investment in repurchase agreements maturing in more than seven days subject to a Portfolio's limitation on investments in illiquid securities.

          In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Portfolio could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. In addition, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

          The Directors have delegated to each Portfolio's Manager or Subadvisor the authority and responsibility to monitor and evaluate the Portfolio's use of repurchase agreements, and have authorized the Portfolios to enter into repurchase agreements with such sellers. As with any unsecured debt instrument purchased for the Portfolios, each Portfolio's Manager or Subadvisor seeks to minimize the risk of loss from repurchase agreements by analyzing, among other things, sufficiency of the collateral.

          For purposes of the 1940 Act, a repurchase agreement has been deemed to be a loan from a Portfolio to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

RESTRICTED SECURITIES - RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

          Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board). Difficulty in selling securities may result in a loss or be costly to a Portfolio. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of an unregistered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time when a holder can sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder of a restricted security (e.g., the Portfolio) might obtain a less favorable price than prevailed when it decided to seek registration of the security.

          A Portfolio may invest in Rule 144A securities and in 4(2) commercial paper. Certain securities may be only sold subject to limitations imposed under the federal securities laws. Among others, two categories of such securities are(1) restricted securities that may be sold only to certain types of purchasers pursuant to the limitations of Rule 144A under the Securities Exchange Act of 1934 ("Rule 144A securities") and (2) commercial debt securities that are not sold in a public offering and therefore exempt from registration under Section 4(2) of the Securities Act of 1933 ("4(2) commercial paper"). The resale limitations on these types of securities may affect their liquidity.

          The Directors have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Directors have delegated the function of making day-to-day determinations of liquidity to the Manager or the Subadvisor pursuant to guidelines approved by the Directors.

          The Manager or the Subadvisor takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Portfolio is liquid, including at least the following:

     (a) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Portfolio's holding;

     (b) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

     (c)  dealer undertaking to make a market in the 144A security; and

     (d) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

          To the extent that the market for a Rule 144A security changes, a Rule 144A security originally determined to be liquid upon purchase may be determined to be illiquid.

          To make the determination that an issue of 4(2) commercial paper is liquid, a Manager or Subadvisor must conclude that the following conditions have been met:

     (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest (par is equal to the face amount or stated value of such security and not the actual value received on the open market);

     (b)  the 4(2) commercial paper is rated:

               (i) in one of the two highest rating categories by at least two NRSROs; or

               (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

               (iii) if the security is unrated, the Manager or Subadvisor has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

     (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Portfolio's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

REVERSE REPURCHASE AGREEMENTS

          A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

          Each Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33 1/3% of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to cover their obligations under the agreement.

          The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

          If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

SHORT SALES AGAINST THE BOX

          A Portfolio may engage in short sales, which are transactions in which a Portfolio sells through a broker a security it does not own in anticipation of a possible decline in market price. Each of the Portfolios will only enter into short sales "against the box," and such transactions will be limited to involve no more than 25% of a Portfolio's total assets. A short sale against the box is a short sale in which, at the time of the short sale, a Portfolio owns or has the right to obtain securities equivalent in kind and amount. A Portfolio may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of a security owned by the Portfolio. If the value of a security sold short against the box increases, the Portfolio would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. The maintained liquid assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Portfolio has open short sales, were to become bankrupt, a Portfolio could experience losses or delays in recovering gains on short sales. MacKay Shields maintains internal restrictions on selling short securities that are held long by other Portfolios or accounts that it manages. Therefore, if a Portfolio is subadvised by MacKay Shields, its ability to sell short certain securities may be restricted.

SOURCES OF LIQUIDITY OR CREDIT SUPPORT

          Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. The Manager or Subadvisors may rely on their evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, the Manager or Subadvisors will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a Portfolio's share price.

STRIPPED SECURITIES

          Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

          Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

          A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Portfolios may invest in such receipts or certificates. The investment and risk characteristics of "zero coupon" Treasury securities described above under "U.S. Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission (the "SEC") has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. government securities but rather securities issued by the bank or brokerage firm involved.

SWAP AGREEMENTS

          A Portfolio may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Portfolio than the Portfolio it had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Portfolio's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets to avoid any potential leveraging of the Portfolio's portfolio. A Portfolio may enter into swap agreements, including credit default swaps for certain Funds, only to the extent that obligations under such agreements represent not more than 10% of the Portfolio's total assets.

          In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

          Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Portfolio's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due.

          Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Manager's or Subadvisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid then a Portfolio will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Manager or Subadvisor will cause a Portfolio to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio's repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit the Portfolio's ability to use swap agreements. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

          Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies subject to regulation under the 1940 Act and the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

          CREDIT DEFAULT SWAPS. To the extent consistent with its investment objectives and subject to the Portfolio's general limitations on investing in swap agreements, certain Portfolios may invest in credit default swaps. Credit default swaps are contracts whereby one party, the protection "buyer," makes periodic payments to a counterparty, the protection "seller," in exchange for the right to receive from the seller a payment equal to the par (or other agreed-upon value (the "value")) of a particular debt obligation (the "referenced debt obligation") in the event of a default by the issuer of that debt obligation. A credit default swap may use one or more securities that are not currently held by a Portfolio as referenced debt obligations. A Portfolio may be either the buyer or the seller in the transaction. The use of credit default swaps may be limited by a Portfolio's limitations on illiquid investments. When used for hedging purposes, a Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the value of a referenced debt obligation from the seller in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). They also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

          When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will maintain appropriate liquid assets, or enter into offsetting positions.

          In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

TEMPORARY DEFENSIVE POSITION; CASH EQUIVALENTS

          In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes, each Portfolio, may invest outside the scope of its principal investment focus. Under such conditions, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, a Portfolio may invest without limit in cash and cash equivalents. These include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities; see "Repurchase Agreements" and "Reverse Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements and reverse repurchase agreements); obligations of banks (certificates of deposit ("CDs"), bankers' acceptances and time deposits), that at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or S&Ls if such obligations are federally insured; commercial paper (as described in this SAI); investment grade corporate debt securities or money market instruments, for this purpose including U.S. government securities having remaining maturities of one year or less; and other debt instruments not specifically described above if such instruments are deemed by the Manager or Subadvisor to be of comparable high quality and liquidity. In addition, International Equity Portfolio may hold foreign cash and cash equivalents. Also, a portion of each Portfolio's assets may be maintained in money market instruments as described above in such amount as the Manager or Subadvisor deems appropriate for cash reserves.

U.S. GOVERNMENT SECURITIES

          Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Additionally, other securities, such as those issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; while others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. U.S. government securities also include government-guaranteed mortgage-backed securities.

          While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if the Manager or Subadvisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by a Portfolio.

          U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.


          PRE-REFUNDED MUNICIPAL SECURITIES. The Government Portfolio's investments in U.S. government securities may include investments in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are often purchased at a price which represents a premium over their face value.



UNFUNDED LOAN COMMITMENTS

          The Portfolios may enter into loan commitments that are unfunded at the time of investment. A loan commitment is a written agreement under which the lender (such as a Portfolio) commits itself to make a loan or loans up to a specified amount within a specified time period. The loan commitment sets out the terms and conditions of the lender's obligation to make the loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line allows borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender under a loan commitment that the borrower has not drawn down is referred to as "unfunded." Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks. Typically, the Portfolios enter into fixed commitments on term loans as opposed to revolving credit line arrangements.

          Borrowers pay various fees in connection with loans and related commitments. In particular, borrowers may pay a commitment fee to lenders on unfunded portions of loan commitments and/or facility and usage fees, which are designed to compensate lenders in part for having an unfunded loan commitment.

          Unfunded loan commitments expose lenders to credit risk--the possibility of loss due to a borrower's inability to meet contractual payment terms. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower's request, subject to certain conditions regarding the creditworthiness of the borrower. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

          Since a Portfolio with an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the unfunded commitments. Liquid assets are maintained to cover "senior securities transactions," which may include, but is not limited to, the Portfolio's unfunded loan commitments. The value of the Portfolios' "senior securities" holdings are marked-to-market daily to ensure proper coverage.

          The Portfolio records an investment when the borrower draws down the money and records interest as earned.

WARRANTS

          To the extent that a Portfolio invests in equity securities, the Portfolio may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

          A Portfolio may from time to time purchase securities on a "when-issued" basis. When purchasing a security on a when-issued basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income; however, it is the Fund's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated herein and in the Prospectus. Although when-issued securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

          When-issued transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Portfolio and not for purposes of leveraging the Portfolio's assets. However, a Portfolio will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Portfolio has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Portfolio.

          The Portfolios do not believe that a Portfolio's NAV per share or income will be exposed to additional risk by the purchase of securities on a when-issued basis. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's NAV per share. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. Liquid assets are maintained to cover "senior securities transactions", which may include, but are not limited to, the Portfolio's commitments to purchase securities on a when issued basis. The value of the Portfolio's "senior securities" holdings are marked-to-market daily to ensure proper coverage. Such securities either will mature or, if necessary, be sold on or before the settlement date.

ZERO COUPON BONDS

          The Portfolios may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly. Zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

                             MANAGEMENT OF THE FUND

          The Board of Directors oversees the management of the Fund and elects its officers. Information pertaining to the Board of Directors and officers is set forth below. The Fund's officers are responsible for the day-to-day operations of the Fund. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday.

          Officers serve a term of one year and are elected annually by the Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below. The business address of each Director and officer is 51 Madison Avenue, New York, New York 10010.*

                              INDEPENDENT DIRECTORS

                                                                             NUMBER OF
                     TERM OF OFFICE,+                                      PORTFOLIOS IN
                   POSITION(S) HELD WITH             PRINCIPAL              FUND COMPLEX
    NAME AND           THE FUND AND                OCCUPATION(S)              OVERSEEN
 DATE OF BIRTH       LENGTH OF SERVICE         DURING PAST FIVE YEARS       BY DIRECTOR       OTHER DIRECTORSHIPS HELD BY DIRECTOR
---------------   ----------------------   -----------------------------   -------------   -----------------------------------------
SUSAN B. KERLEY   Indefinite; Chairman     Partner, Strategic Management         74        Chairman since 2005 and Trustee since
8/12/51           and Director since       Advisors LLC (since 1990).                      2000, Eclipse Funds (3 funds);
                  June 2007                                                                Chairman since 2005 and Director since
                                                                                           1990, Eclipse Funds Inc. (23 funds);
                                                                                           Chairman and Director, ICAP Funds,
                                                                                           Inc., since 2006 (3 funds); Chairman
                                                                                           and Trustee, The MainStay Funds since
                                                                                           June 2007 (21 funds); Trustee, Legg
                                                                                           Mason Partners Funds, since 1991 (68
                                                                                           portfolios).

ALAN R. LATSHAW   Indefinite; Director     Retired; Partner, Ernst &             74        Trustee, Eclipse Funds since June 2007
3/27/51           and Audit Committee      Young LLP (2002 to 2003);                       (3 funds); Director, Eclipse Funds
                  Financial Expert since   Partner, Arthur Andersen LLP                    Inc. since June 2007 (23 funds);
                  June 2007                (1976 to 2002); Consultant to                   Director, ICAP Funds, Inc., since June
                                           the Audit and Compliance                        2007 (3 funds); Trustee and Audit
                                           Committee of The MainStay                       Committee Financial Expert, The
                                           Funds (2004 to 2006).                           MainStay Funds since 2006 (21 funds);
                                                                                           Trustee, State Farm Associates Funds
                                                                                           Trusts since 2005 (3 portfolios);
                                                                                           Trustee, State Farm Mutual Fund Trust
                                                                                           since 2005 (15 portfolios); Trustee,
                                                                                           State Farm Variable Product Trust
                                                                                           since 2005 (9 portfolios).

PETER MEENAN      Indefinite;  Director    Independent Consultant;               74        Trustee, Eclipse Funds since 2002 (3
12/5/41           since June 2007          President and Chief Executive                   funds); Director, Eclipse Funds Inc.
                                           Officer, Babson--United, Inc.                   since 2002 (23 funds); Director, ICAP
                                           (financial services firm)                       Funds, Inc., since 2006 (3 funds);
                                           (2000 to 2004); Independent                     Trustee,  The MainStay Funds since
                                           Consultant (1999 to 2000);                      June 2007 (21 funds).
                                           Head of Global Funds,
                                           Citicorp (1995 to 1999).

RICHARD H.        Indefinite; Director     Managing Director, ICC                74        Trustee, Eclipse Funds since June 2007
NOLAN, JR.        since 2006               Capital Management; President                   (3 funds); Director, Eclipse Funds
11/16/46                                   - Shields/Alliance, Alliance                    Inc. since June 2007 (23 funds);
                                           Capital Management (1994 to                     Director, ICAP Funds, Inc., since June
                                           2004).                                          2007 (3 funds); Trustee, The MainStay
                                                                                           Funds since 2007 (21 funds).

                                                                             NUMBER OF
                     TERM OF OFFICE,+                                      PORTFOLIOS IN
                   POSITION(S) HELD WITH             PRINCIPAL              FUND COMPLEX
    NAME AND           THE FUND AND                OCCUPATION(S)              OVERSEEN
 DATE OF BIRTH       LENGTH OF SERVICE         DURING PAST FIVE YEARS       BY DIRECTOR       OTHER DIRECTORSHIPS HELD BY DIRECTOR
---------------   ----------------------   -----------------------------   -------------   -----------------------------------------

RICHARD S.        Indefinite; Director     Chairman (since 1990) and             74        Trustee, Eclipse Funds since June 2007
TRUTANIC          since June 2007          Chief Executive Officer (1990                   (3 funds); Director, Eclipse Funds
2/13/52                                    to 1999), Somerset Group                        Inc. since June 2007 (23 funds);
                                           (financial advisory firm);                      Director, ICAP Funds, Inc., since June
                                           Managing Director and                           2007 (3 funds); Trustee, The MainStay
                                           Advisor, The Carlyle Group                      Funds since 1994 (21 funds).
                                           (private investment firm)
                                           (2002 to 2004); Senior
                                           Managing Director and
                                           Partner, Groupe Arnault S.A.
                                           (private investment firm)
                                           (1999 to 2002).

ROMAN L. WEIL     Indefinite; Director     V. Duane Rath Professor of            74        Trustee, Eclipse Funds since June 2007
5/22/40           since 1994 and Audit     Accounting, Graduate School                     (3 funds); Director, Eclipse Funds
                  Committee Financial      of Business, University of                      Inc. since June 2007 (23 funds);
                  Expert since 2003        Chicago; President, Roman L.                    Director, ICAP Funds, Inc., since June
                                           Weil Associates, Inc.                           2007 (3 funds); Trustee, The MainStay
                                           (consulting firm).                              Funds since June 2007 (21 funds).

JOHN A. WEISSER   Indefinite; Director     Retired. Managing Director            74        Trustee, Eclipse Funds since June 2007
10/22/41          since 1997               of Salomon Brothers, Inc.                       (3 funds); Director, Eclipse Funds
                                           (1971 to 1995).                                 Inc. since June 2007 (23 funds);
                                                                                           Director, ICAP Funds, Inc., since June
                                                                                           2007 (3 funds); Trustee, The MainStay
                                                                                           Funds since June 2007 (21 funds);
                                                                                           Trustee, Direxion Funds (71
                                                                                           portfolios) and Direxion Insurance
                                                                                           Trust (45 portfolios) since March 2007.


                        OFFICERS (WHO ARE NOT DIRECTORS)

      NAME AND             POSITION(S) HELD WITH THE
   DATE OF BIRTH          FUND AND LENGTH OF SERVICE                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------   ----------------------------------   ---------------------------------------------------------------
JACK R. BENINTENDE    Treasurer and Principal Financial    Managing Director, New York Life Investment Management LLC
5/12/64               and Accounting Officer since June    (since June 2007); Treasurer and Principal Financial and
                      2007                                 Accounting Officer, Eclipse Funds, Eclipse Funds Inc., The
                                                           MainStay Funds, and ICAP Funds, Inc. (since June 2007); Vice
                                                           President, Prudential Investments (2000 to 2007); Assistant
                                                           Treasurer, JennisonDryden Family of Funds, Target Portfolio
                                                           Trust, The Prudential Series Fund and American Skandia Trust
                                                           (2006 to 2007); Treasurer and Principal Financial Officer, The
                                                           Greater China Fund (2007).

      NAME AND             POSITION(S) HELD WITH THE
   DATE OF BIRTH          FUND AND LENGTH OF SERVICE                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------   ----------------------------------   ---------------------------------------------------------------
STEPHEN P. FISHER     President since March 2007           Senior Managing Director and Chief Marketing Officer, New York
2/22/59                                                    Life Investment Management LLC (since 2005); President and
                                                           Chief Executive Officer, NYLIFE Distributors LLC (since January
                                                           2008); Chairman of the Board, NYLIM Service Company (since
                                                           January 2008); Managing Director--Retail Marketing, New York
                                                           Life Investment Management LLC (2003 to 2005); President,
                                                           Eclipse Funds, Eclipse Funds Inc., The MainStay Funds,  and
                                                           ICAP Funds, Inc. (since March 2007); Managing Director, UBS
                                                           Global Asset Management (1999 to 2003).

SCOTT T. HARRINGTON   Vice President--Administration       Director, New York Life Investment Management LLC (since 2000)
2/8/59                since 2005                           (including predecessor advisory organizations); Executive Vice
                                                           President, New York Life Trust Company and New York Life Trust
                                                           Company, FSB (since 2006); Vice President--Administration,
                                                           Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, (since
                                                           2005) and ICAP Funds, Inc. (since 2006).

ALISON H. MICUCCI     Senior Vice President and Chief      Senior Managing Director and Chief Compliance Officer (since
12/16/65              Compliance Officer since 2006        2006) and Managing Director and Chief Compliance Officer (2003
                                                           to 2006), New York Life Investment Management LLC and New York
                                                           Life Investment Management Holdings LLC; Senior Managing
                                                           Director, Compliance (since 2006) and Managing Director,
                                                           Compliance (2003 to 2006), NYLIFE Distributors LLC; Chief
                                                           Compliance Officer, NYLCAP Manager LLC; Senior Vice President
                                                           and Chief Compliance Officer, Eclipse Funds, Eclipse Funds
                                                           Inc., The MainStay Funds,  and ICAP Funds, Inc. (since 2006);
                                                           Vice President--Compliance, The MainStay Funds (2004 to 2006);
                                                           Deputy Chief Compliance Officer, New York Life Investment
                                                           Management LLC (2002 to 2003); Vice President and Compliance
                                                           Officer, Goldman Sachs Asset Management (1999 to 2002).

MARGUERITE E. H.      Chief Legal Officer since 2008 and   Managing Director, Associate General Counsel and Assistant
MORRISON              Secretary since 2004                 Secretary, New York Life Investment Management LLC (since
3/26/56                                                    2004); Managing Director and Secretary, NYLIFE Distributors
                                                           LLC (since 2004); Secretary, NYLIM Service Company (since
                                                           January 2008); Assistant Secretary, New York Life Investment
                                                           Management Holdings LLC (since January 2008); Vice
                                                           President, Associate General Counsel and Assistant
                                                           Secretary, New York Life Insurance Company (since March
                                                           2008); Chief Legal Officer (since January 2008) and
                                                           Secretary, Eclipse Funds, Eclipse Funds Inc., The MainStay
                                                           Funds, (since 2004) and ICAP Funds, Inc. (since 2006); Chief
                                                           Legal Officer -- Mutual Funds and Vice President and
                                                           Corporate Counsel, The Prudential Insurance Company of
                                                           America (2000 to 2004).


* The officers listed are considered to be "interested persons" of the Fund within the meaning of the 1940 Act because of their affiliation with the New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, The MainStay Funds, , McMorgan Funds, NYLIFE Securities LLC. and/or NYLIFE Distributors LLC, as described in detail in the column captioned "Principal Occupation(s) During Past Five Years."

          The Board oversees the Fund, the Manager and the Subadvisors. Effective June 7, 2007, the committees of the Board include the Audit Committee, the Contracts Committee, the Nominating and Governance Committee, the Valuation Committee, and the Investment Committee. The Board has also established a Valuation Subcommittee, which includes members who are not Board Members.

          AUDIT COMMITTEE. The purposes of the Audit Committee, which meets at least twice annually, are to oversee the Portfolios' processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan
R. Latshaw (Chairman), Susan B. Kerley, and Roman L. Weil. There were 5 Audit Committee meetings held during the fiscal year ended December 31, 2007.

          CONTRACTS COMMITTEE. The purpose of the Contracts Committee, which meets on an as needed basis, is to assist the Board in overseeing contracts to which the Portfolios are or are proposed to be parties to ensure that the interests of the Portfolios and their shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Funds. The members of the Contracts Committee include Peter Meenan (Chairman), Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Contracts Committee was first organized in June 2007 and held 5 meetings during the fiscal year ended December 31, 2007.

          NOMINATING AND GOVERNANCE COMMITTEE. The purposes of the Nominating and Governance Committee, which meets on an as needed basis, are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and
(c) compensation for Board Members; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board's committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee are John A. Weisser, Jr. (Chairman), Alan R. Latshaw, Susan
B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and Roman L. Weil. There were 3 Nominating and Governance Committee meetings held during the fiscal year ended December 31, 2007.

          The Nominating and Governance Committee has adopted Policies for Consideration of Board Member Candidates (the "Candidate Policy"), formal policies on the consideration of Board member candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source, which it deems appropriate, including independent consultants engaged specifically for such a purpose.

          Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating Committee qualifications for submission, at the time of submitting the candidate to the attention of the Fund Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include: (a) Contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote;
(ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Portfolioshares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of Directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Funds' proxy statement, if so designated by the Nominating and Governance Committee and the Fund Board. It shall be in the Nominating and Governance Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

          INVESTMENT COMMITTEE. The purposes of the Investment Committee, which meets on an as needed basis, are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Portfolios and to consider any proposals that the Manager may make from time to time concerning the Funds offered for investment. The members of the Investment Committee are Richard H. Nolan, Jr. (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard S. Trutanic, Roman L. Weil and John A. Weisser, Jr. The Investment Committee was first organized in June 2007, and held 2 meetings during the period June 2007 through the end of the fiscal year December 31, 2007.

          VALUATION COMMITTEE. The purpose of the Valuation Committee is to oversee the implementation of the Fund's valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Jack Benintende (Chairman), Alan R. Latshaw, Susan B. Kerley, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic, Roman L. Weil, John A. Weisser, Jr., Jae Yoon, Marguerite E. H. Morrison, and Alison Miccuci. The Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. There were 4 Valuation Committee meetings held during the fiscal year ended December 31, 2007.

          VALUATION SUBCOMMITTEE. The purpose of the Valuation Subcommittee, which meets on an as needed basis, is to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Fund valuation procedures. Meetings may be held in person or by telephone conference call. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include:
Alison Miccuci, Marguerite E. H. Morrison, Jae Yoon, Christopher Feind, Jack Benintende, Gary Wendlandt and William Cheng. There were 41 Subcommittee meetings held during the fiscal year ended December 31, 2007.

OWNERSHIP OF SECURITIES

          As of December 31, 2007, the dollar range of equity securities owned by each Board Member in the Fund (including beneficially) and in any registered investment company overseen by the Board Members within the same family of investment companies as the Company was as follows:

          The following table sets forth the dollar range of Fund shares beneficially owned by each director as of December 31, 2007, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over
$100,000.

                              INDEPENDENT DIRECTORS

                                                         AGGREGATE DOLLAR RANGE
                                                         OF EQUITY SECURITIES IN
                                                             ALL REGISTERED
                                                          INVESTMENT COMPANIES
                                                        OVERSEEN BY BOARD MEMBER
                            DOLLAR RANGE OF EQUITY       IN FAMILY OF INVESTMENT
       DIRECTOR             SECURITIES IN THE FUND              COMPANIES
       --------         -----------------------------   ------------------------
Susan B. Kerley                      None                     Over $100,000
Alan R. Latshaw                      None                   $10,001 - $50,000
Peter Meenan                         None                     Over $100,000
Richard H. Nolan, Jr.                None                         None
Richard S. Trutanic                  None                     $1 - $10,000
Roman L. Weil            MainStay VP S&P 500 Index
                        Portfolio - $10,001 - $50,000       $10,001- $50,000
John A. Weisser                      None                  $50,001 - $100,000

COMPENSATION

          The following Compensation Table reflects the compensation received by certain Directors for the fiscal period ended December 31, 2007, from the Fund. Effective June 7, 2007, the Independent Directors receive from the Fund Complex (defined below) an annual retainer of $100,000, a fee of $15,000 for each Board meeting attended, and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. The Chairman of the Board is also paid an annual fee of $30,000 and the Chairmen of the Audit, Investment, Contracts, and Nominating and Governance Committees each receive an annual fee of $15,000. To compensate the Independent Directors for additional service to the Portfolios and other funds in the Fund Complex overseen by each Director in connection with the consolidation of the membership of the Boards of Trustees/Directors of the Fund, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, and ICAP Funds, Inc. (collectively, the "Fund Complex"), the Directors received a fee of $30,000 during the fiscal period ended December 31, 2007. The Portfolios pay their pro rata share of the above-referenced fees based on the relative net assets of the Portfolios and other funds in the Fund Complex for which the Director serves as Director or Trustee as of the end of the fiscal year. Prior to June 7, 2007, the Directors were compensated under a different compensation structure. Directors who are affiliated with NYLIM do not receive compensation from the Portfolios.

                            AGGREGATE
                          COMPENSATION   PENSION OR RETIREMENT   ESTIMATED ANNUAL    TOTAL COMPENSATION FROM
     NAME OF PERSON           FROM        BENEFITS ACCRUED AS      BENEFITS UPON      THE FUND AND THE FUND
      AND POSITION          THE FUND     PART OF FUND EXPENSES      RETIREMENT      COMPLEX PAID TO DIRECTORS
     --------------       ------------   ---------------------   ----------------   -------------------------
Jill Feinberg(1)             $31,345              None                 None                  $ 31,345
Daniel Herrick(1)             31,345              None                 None                    31,345
Susan B. Kerley(2)            60,649              None                 None                   208,035
Alan R. Latshaw(3)            48,370              None                 None                   197,861
Peter Meenan(2)               48,057              None                 None                   196,333
Richard H. Nolan, Jr.         79,450              None                 None                   186,878
Raymond Stickel, Jr.(1)       31,345              None                 None                    31,345
Richard S. Trutanic(3)        45,416              None                 None                   183,312
Roman L. Weil                 83,778              None                 None                   185,992
John A. Weisser               86,112              None                 None                   193,540

----------
1 Ms. Feinberg, Mr. Herrick and Mr. Stickel resigned from the Board effective June 7, 2007.

2 Ms. Kerley and Mr. Meenan were appointed as Directors effective June 7, 2007, Prior to June 7, 2007, they served as Trustees/Directors to Eclipse Funds, Eclipse Funds Inc., and ICAP Funds Inc., which are part of the Fund Complex.

3 Mr. Latshaw and Mr. Trutanic were appointed as Directors effective June 7, 2007, . Prior to June 7, 2007, they served as Trustees to The MainStay Funds, which is part of the Fund Complex.

          As of January 31, 2008, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of any class of common stock of the Portfolios of the Fund.

CODES OF ETHICS

          The Fund, its Manager, its Distributor, and each of its Subadvisors have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Trust. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                         THE MANAGER AND THE SUBADVISORS

          New York Life Investment Management LLC ("NYLIM" or the "Manager"), subject to the supervision of the Directors of the Fund and in conformity with the stated policies of each Portfolio of the Fund, administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of each Portfolio's holdings, including the purchase, retention, disposition and loan of securities. Pursuant to shareholder approval, effective May 1, 2008, these advisory services are provided pursuant to a Management Agreement with regard to all Portfolios except for the Value Portfolio, which receives these services pursuant to a separate Investment Advisory Agreement. As described below under "Administrative Services," NYLIM also provides administrative services to the Portfolios (other than the Value Portfolio) under the Management Agreement. Also, as described more fully below, the Manager has delegated day-to-day Portfolio management responsibilities for fourteen of the Portfolios to certain Subadvisors. The Manager is a subsidiary of New York Life Insurance Company ("New York Life").

          Prior to May 1, 2008, each Portfolio other than the Balanced, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small

Cap Growth Portfolios received advisory services pursuant to Investment Advisory Agreements and administrative services under a separate Administrative Agreement. Effective May 1, 1008, the fees that were charged by NYLIM to these Portfolios under the prior Administrative and Advisory Agreements are now combined into one fee under the Management Agreement. In addition to approving the combination of these services into one Management Agreement, the shareholders of the following portfolios also approved an increase in the amount of compensation paid to NYLIM for advisory and administrative services combined:
Bond, Capital Appreciation, Common Stock, Convertible, High Yield Corporate Bond, International Equity, Large Cap Growth, and Total Return. The current management fees for each Portfolio are disclosed in the Prospectus.

          The Management Agreement and Investment Advisory Agreements will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors, or by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the 1940 Act and in a rule under the Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund or the Manager (as that term is defined in the 1940 Act).

          The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with the services it renders, the Manager bears the salaries and expenses of all of its personnel.

          Other than as imposed by law, the Management Agreement and Investment Advisory Agreement provide that the Manager shall not be liable to the Portfolios for any error of judgment by it or for any loss sustained by the Portfolio, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement also provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by either party upon no more than 60 days nor less than 30 days written notice.

          Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. The Manager and the Fund have obtained an exemptive order (the "Order") from the SEC permitting the Manager, on behalf of a Portfolio and subject to the approval of the Board, including a majority of the Independent Directors, to hire or terminate unaffiliated subadvisors and to modify any existing or future subadvisory agreement with an unaffiliated subadvisor without shareholder approval. The fees paid to each subadvisor, are paid out of the management fee paid to the Manager and are not additional expenses of each Portfolio.

          Conditions to exemptive relief include: (i) the Fund would make certain disclosures in the prospectus regarding the existence, substance and effect of the order; (ii) the Fund would be required to provide an information statement to shareholders of a Portfolio containing details about the Subadvisor, the Subadvisory Agreement, and certain aggregate subadvisory fee information within 90 days of hiring a new Subadvisor; (iii) the Board of Directors would be required to determine that any change in Subadvisors is in the best interests of the Fund; (iv) no Director or officer of the Portfolio would be permitted to own any interest in a Subadvisor, subject to certain exceptions; (v) the Manager would not enter into a Subadvisory Agreement with any affiliated Subadvisor without shareholder approval; (vi) before a Portfolio may rely on the Order, the operation of that Portfolio pursuant to the Order must be approved by a majority of the Portfolio's outstanding voting securities; and (vii) at all times, a majority of the Board will not be "interested persons" of the Fund within the meaning of the 1940 Act and the nomination of new or additional Directors that are not "interested persons" will be at the discretion of the then existing Directors that are not "interested persons."

          Pursuant to Subadvisory Agreements between the Manager and each of Institutional Capital LLC, with respect to the ICAP Select Equity Portfolio; Winslow Capital Management, Inc., with respect to the Large Cap Growth Portfolio; and Lord, Abbett & Co. LLC, with respect to the Developing Growth Portfolio (each a "Subadvisor" and collectively, the "Subadvisors"), the Subadvisors have been delegated day-to-day responsibility for the investment decisions of the Portfolios. The Subadvisors, subject to the supervision of the Directors of the Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manage their respective Portfolios, including the purchase, retention, disposition and loan of securities.

          Pursuant to Subadvisory Agreements between the Manager and MacKay Shields with respect to the Capital Appreciation, Mid Cap Value, Mid Cap Growth, Small Cap Growth, Total Return, Government, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios, MacKay Shields, as Subadvisor, has been delegated day-to-day responsibility for the investment decisions of the Portfolios. MacKay Shields, subject to the supervision of the Directors of the

Fund and the Manager and in conformity with the stated policies of each of the Portfolios and the Fund, manages the Portfolios, including the purchase, retention, disposition and loan of securities.

          The Subadvisory Agreements will remain in effect for two years following their effective dates, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Directors or by a vote of the majority of the outstanding voting securities of each of the Portfolios (as defined in the 1940 Act or in a rule under the 1940 Act) and, in either case, by a majority of the Directors who are not "interested persons" of the Fund, the Manager or any Subadvisor (as the term is defined in the 1940
Act).

          As compensation for services, the Manager, not the Portfolios, pays the Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of each Portfolio's average daily net assets during the preceding month, at the following annual rates:

      PORTFOLIO NAME                               ANNUAL RATE
      --------------                               -----------
Capital Appreciation        0.305% on assets up to $1 billion; and
                            0.25% on assets over $1 billion.
Convertible                 0.30% on assets up to $1 billion; and
                            0.25% on assets over $1 billion.
Developing Growth           0.50% on assets up to $200 million;
                            0.45% on assets from $200 million to $500 million;
                            0.425% on assets  from $500  million to $1 billion; and
                            0.40% on assets over $1 billion.
Government                  0.25% on assets up to $500 million;
                            0.2375% on assets  from $500  million to $1 billion;
                            and 0.225% on assets over $1 billion.
High Yield Corporate Bond   0.285% on assets up to $1 billion;
                            0.275% on assets from $1 billion to $5 billion; and
                            0.2625% on assets over $5 billion.
ICAP Select Equity          0.40% on assets up to $250 million;
                            0.375% on assets from $250 million to $1 billion; and
                            0.37% on assets over $1 billion.
International Equity        0.445% on asssets up to $500 million; and
                            0.425% on assets over $500 million.
Large Cap Growth            0.40% on assets up to $250 million;
                            0.35% on assets from $250 million to $500 million;
                            0.30% on assets from $500 million to $750 million;
                            0.25% on assets from $750 million to $1 billion; and
                            0.20% on assets over $1 billion.
Mid Cap Growth              0.375% on assets up to $500 million; and
                            0.35% on assets over $500 million.
Mid Cap Value               0.35% on assets up to $500 million; and
                            0.325% on assets over $500 million.
Small Cap Growth            0.45% on assets up to $1 billion; and
                            0.425% on assets over $1 billion.

      PORTFOLIO NAME                               ANNUAL RATE
      --------------                               -----------
Total Return                0.285% on assets up to $1 billion; and
                               0.275% on assets over $1 billion.
Value                       0.31% on assets up to $1 billion; and
                               0.25% on assets over $1 billion.

* On the average daily net asset value of all Winslow-serviced assets in all investment companies managed by the Manager, including the Large Cap Growth Fund, a series of The MainStay Funds.

          For the years ended December 31, 2007, December 31, 2006 and December 31, 2005, the amount of advisory fees paid by the Portfolios (except for the Asset Allocation Portfolios, which pay no advisory fees) to the Manager and its affiliates and the amount of Subadvisory fees paid by the Manager and its affiliates to the Subadvisors is indicated in the following table. All amounts were paid to the Manager or its affiliates except for Subadvisory fees paid to The Dreyfus Corporation, Institutional Capital LLC, Winslow Capital Management, Inc., and Lord, Abbett & Co. LLC with respect to the Portfolios they subadvise.

                                            SUB-                      SUB-                         SUB-
                             ADVISORY     ADVISORY     ADVISORY     ADVISORY        ADVISORY     ADVISORY
                               FEES         FEES         FEES         FEES            FEES         FEES
PORTFOLIO                    PAID 2007    PAID 2007    PAID 2006    PAID 2006       PAID 2005    PAID 2005
---------                   ----------   ----------   ----------   ----------      ----------   ----------
Balanced**                  $1,503,281   $      N/A   $1,189,338   $      N/A      $  308,817   $      N/A
Bond                         1,422,785          N/A    1,197,537          N/A       1,193,304          N/A
Capital Appreciation         2,857,864*   2,857,864    3,025,911*   3,025,911       3,232,992*   3,232,992
Common Stock                 2,605,117          N/A    2,373,432          N/A       2,286,419          N/A
Convertible                  1,373,239*   1,373,239    1,314,854*   1,314,854       1,275,704*   1,275,704
Developing Growth              450,647*     375,539      357,530*     297,942         287,126*     239,265
Floating Rate**              1,905,002          N/A    1,223,792          N/A         289,043          N/A
Government                     760,092*     760,092      815,875*     815,875         909,574*     909,574
High Yield Corporate Bond    4,517,751*   4,517,751    4,220,067*   4,220,067       4,287,152*   4,287,152
ICAP Select Equity           1,742,337*   1,296,042      713,964*     533,010****     560,208*     420,147
International Equity         3,847,211*   3,847,211    2,586,193*   2,586,193       1,642,214*   1,642,214
Large Cap Growth***          1,316,878*     986,736      854,356*     639,234         655,108*     184,485
Mid Cap Core **              3,128,253          N/A    2,500,455          N/A       1,727,670          N/A
Mid Cap Growth **            2,795,326*   1,397,663    2,514,453*   1,257,226       1,792,251*     896,126
Mid Cap Value **             3,470,998*   1,735,499    3,167,845*   1,583,921       2,732,966*   1,366,483
S&P 500  Index               1,393,367          N/A    1,335,982          N/A       1,324,007          N/A
Small Cap Growth**           1,582,202*     879,001    1,652,786*   1,002,823       1,478,418*     821,343
Total Return                 1,454,246*   1,454,246    1,535,135*   1,535,135       1,666,369*   1,666,369
Value                        2,615,848*   2,615,848    2,397,956*   2,397,956       2,230,226*   2,230,226

*    Gross management fee includes Subadvisory fee.

** Management fee includes administration fee, discussed below under "Administrative Services."

*** For the period prior to August 15, 2005, $327,872 was paid to Eagle Asset Management, Inc. as Subadvisor to the Portfolio.

**** Includes $217,860 paid during the period prior to July 3, 2006, to The
     Dreyfus Corporation, who served as Subadvisor to the Portfolio, formerly the Basic Value Portfolio.

          Aggregate management and Subadvisory fees paid to the Manager and its affiliates for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, were $41,869,435, $36,373,500 and $31,143,269, respectively.

          For the years ended December 31, 2005 and December 31, 2006, the Manager had voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million for the ICAP Select Equity Portfolio. Effective January 1, 2007, the Manager has agreed to continue this waiver on a contractual basis. As a result of these voluntary and contractual waivers, for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, the Manager waived $147,738, $59,495 and $46,684 of its management fee, respectively, for the ICAP Select Equity Portfolio. As of May 1, 2008, the Manager has contractually agreed to waive its Management Fee to 0.75% on assets up to $250 million and 0.70% on assets over $250 million. This waiver will be in effect through May 1, 2009, and may be modified only with Board approval. There is no guarantee that the contractual waiver will be continued beyond that date.

          Effective January 1, 2007, the Manager has agreed to waive its Advisory Fee to 0.05% on assets up to $1 billion and 0.025 on assets over $1 billion for the S&P 500 Index Portfolio. As a result of this waiver, the Manager waived $762,245 of its fee for the year ended December 31, 2007. As of May 1, 2008, the Manager has voluntarily agreed to waive its Advisory Fee to 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion and; 0.20% on assets over $3 billion. This waiver may be modified only with Board approval.




          The Manager may recoup the amount of certain management fee waivers or expense reimbursements pursuant to a contractual agreement if such action does not cause the Portfolio to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expenses.


          In connection with the expense limitations or fee waivers, NYLIM assumed the following expenses for the years ended December 31, 2007, December 31, 2006 and December 31, 2005:



                                         YEAR ENDED    YEAR ENDED     YEAR ENDED
PORTFOLIO                                12/31/2007    12/31/2006     12/31/2005
---------                                ----------    ----------     ----------
Conservative Allocation*                       N/A        $8,917            N/A
Convertible                                    N/A           N/A            N/A
Developing Growth                              N/A           N/A        $10,904
ICAP Select Equity                        $147,738       $59,495        $46,684
Large Cap Growth**                         $62,177       $25,627            N/A
S&P 500 Index                             $762,245           N/A            N/A
Small Cap Growth                               N/A           N/A        $41,730

-----------------
*  Amount recouped in 2007
** Reflects subadvisory fee waiver



                             ADMINISTRATIVE SERVICES

          The Manager provides administrative services to each of the Portfolios. These services are provided to the Portfolios other than the Value Portfolio pursuant to the Management Agreement referenced above. These services are provided to the Value Portfolio pursuant to a separate Administrative Agreement.

          Prior to May 1, 2008, each Portfolio other than the Balanced, Conservative Allocation, Floating Rate, Growth Allocation, Mid Cap Core, Mid Cap Growth, Mid Cap Value, Moderate Allocation, Moderate Growth Allocation and Small Cap Growth Portfolios received these services from NYLIM under a separate Administration Agreement (the "Prior Administration Agreement").

          The Manager has authorized any of its Directors, officers and employees who have been elected or appointed as Directors or officers of the Fund to serve in the capacities in which they have been elected or appointed. In connection with its administration of the business affairs of the Portfolios, and except as indicated in the Prospectus, the Manager bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors not affiliated with the Manager or the Subadvisors; and

          (b) all expenses incurred by the Manager in connection with administering the ordinary course of the Portfolios' business, other than those assumed by the Fund.

          Prior to February 13, 2001, New York Life Insurance and Annuity Corporation ("NYLIAC") served as administrator for the Portfolios and NYLIAC retained MainStay Management LLC, an affiliate, as subadministrator. On February 13, 2001, the Board of Directors of the Fund approved a Substitution Agreement which substituted NYLIM for NYLIAC as Administrator to the Fund. Additionally, the Board terminated the Sub-Administration Agreement with MainStay Management LLC.

          Under a separate agreement, New York Life has granted the Portfolios the right to use the "New York Life" name and service marks and has reserved the right to withdraw its consent to the use of such name and marks by the Fund at any time, and to grant the use of such name and marks to other users.

          Pursuant to an agreement with NYLIM, State Street Bank & Trust Company ("State Street"), One Lincoln Street, Boston Massachusetts, 02111, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. State Street also holds the Portfolios' foreign assets. For providing these services, State Street is compensated by NYLIM. During the last three calendar years, the Portfolios paid separate administration fees to the

Administrator under the Prior Administration Agreement (and for the Value Portfolio, its current Administration Agreement) as follows:

                                              AMOUNT OF
                                       ADMINSTRATIVE FEES PAID
                             ------------------------------------------
                             FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                 ENDED          ENDED          ENDED
PORTFOLIO                      12/31/07       12/31/06       12/31/05
---------                    ------------   ------------   ------------
Balanced*                     $      N/A     $      N/A     $      N/A
Bond                           1,138,228        958,030        954,643
Capital Appreciation           1,587,702      1,681,061      1,796,107
Common Stock                   2,084,094      1,898,745      1,829,135
Conservative Allocation              N/A            N/A            N/A
Convertible                      762,911        730,475        708,724
Developing Growth                150,216        119,177         95,709
Floating Rate*                       N/A            N/A            N/A
Government                       506,728        543,916        606,384
Growth Allocation                    N/A            N/A            N/A
High Yield Corporate Bond      3,011,834      2,813,378      2,858,101
ICAP Select Equity               590,953        237,988        186,736
International Equity           1,282,404        862,065        547,405
Large Cap Growth                 559,455        341,764        262,043
Mid Cap Core*                        N/A            N/A            N/A
Mid Cap Growth*                      N/A            N/A            N/A
Mid Cap Value*                       N/A            N/A            N/A
Moderate Allocation                  N/A            N/A            N/A
Moderate Growth Allocation           N/A            N/A            N/A
S&P 500  Index                 3,048,978      2,895,952      2,864,017
Small Cap Growth*                    N/A            N/A            N/A
Total Return                     908,904        959,459      1,041,472
Value                          1,453,249      1,332,198      1,239,015

*    Administration fee of 0.20% reflected in Advisory Fee table on page 66.

                                 THE DISTRIBUTOR

          NYLIFE Distributors LLC, a limited liability corporation organized under the laws of Delaware, serves as the distributor (the "Distributor") of the Fund for the Service Class shares of the Portfolios pursuant to a Distribution and Service Agreement, dated May 13, 2003, as amended December 22, 2005. The Distributor is not obligated to sell any specific amount of the Service Class shares, and receives no compensation from the Fund or the Portfolios under the Distribution and Service Agreement.

          The Distribution and Service Agreement is subject to annual approval by the Board. The Distribution and Service Agreement is terminable with respect to a Portfolio at any time, without payment of a penalty, by vote of a majority of the Independent Directors upon 30 days' written notice to the Distributor, by vote of a majority of the outstanding voting securities of that Portfolio, upon 30 days' written notice to the Distributor, or by the Distributor, upon 30 days' written notice to the Fund. The Distribution and Service Agreement will terminate in the event of its assignment.

          The shares of each Portfolio are offered continuously, although each Portfolio reserves the right to suspend or terminate such offering at any time. The Distribution and Service Agreement for the Service Class shares of the Portfolios was initially approved by the Board, including a majority of the independent Directors, at an in-person meeting held on December 1-2, 2005.

DISTRIBUTION AND SERVICE PLAN

     For each of the Portfolios offering Service Class shares, the Fund has adopted a Distribution and Service Plan for the Service Class shares pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Portfolio's Service Class shares pays a monthly distribution and service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio's Service Class shares as compensation for distribution activities and shareholder services with respect to Service Class shares. The distribution and service fee may be retained by the Distributor or used by the Distributor to pay third parties, including insurance companies, broker-dealers and other financial institutions and organizations (a) for servicing shareholder accounts, including retention or payment of a continuing fee which may accrue immediately after the sale of shares; and (b) for services in connection with any activities or expenses primarily intended to result in the sale of the Service Class shares of the Portfolios, including, but not limited to, retention or payment of compensation, to provide or obtain various distribution-related and/or administrative services for the Service Class shares. These services may include, among other things, processing new Policy account applications, preparing and transmitting to the Portfolio's Transfer Agent computer processable tapes of all transactions by Policy Owners and serving as the primary source of information to Policy Owners in answering questions concerning the Service Class shares and their transactions with the Service Class shares. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature, training and educating agents, and other promotional activities on behalf of the Service Class shares of the Portfolios. In addition, the 12b-1 Plan authorizes payment by the Service Class shares of the cost of preparing, printing and distributing Service Class Prospectuses and Statements of Additional Information to prospective Policy Owners and of implementing and operating the Plan.

     Because the distribution and service fee is paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of an investment in Service Class shares and may cost a Service Class shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of the 12b-1 Plan. If the 12b-1 Plan for Service Class shares of a Portfolio is terminated, the Service Class will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Board or shareholders.

     The 12b-1 Plan shall continue in effect from year to year with respect to a Portfolio, provided such continuance is approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of the Service Class shares of the Portfolio (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the independent Directors. No 12b-1 Plan may be amended with respect to a Portfolio to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Service Class of the Portfolio, and all material amendments of the 12b-1 Plan must also be approved by the Directors in the manner described above. The 12b-1 Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the independent Directors, or by a vote of a majority of the outstanding voting securities of the affected Service Class of a Portfolio (as defined in the 1940 Act), on not more than 30 days' written notice to any other party to the 12b-1 Plan. So long as any 12b-1 Plan is in effect, the selection and nomination of Directors who are not such interested persons has been committed to those Directors who are not such interested persons. The Directors have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund, the Service Class shares of each Portfolio, and their respective shareholders. Pursuant to the 12b-1 Plan, the Distributor shall provide the Fund for review by the Board, and the Board shall review at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made.

     For the years ended December 31, 2007, December 31, 2006 and December 31, 2005, respectively, the Fund paid distribution and service fees pursuant to the 12b-1 Plan as follows:

                                          AMOUNT OF FEES PAID
                                              PURSUANT TO
                                              12B-1 PLAN
                              ------------------------------------------
                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                  ENDED          ENDED          ENDED
PORTFOLIO                       12/31/07       12/31/06       12/31/05
---------                     ------------   ------------   ------------
Balanced                       $  476,795     $  366,587      $ 90,359
Bond                              294,205        241,056       192,923
Capital Appreciation              161,661        149,671       129,357
Common Stock                      189,245        137,546        98,722
Conservative Allocation*          290,123         68,313           N/A
Convertible                       340,821        275,160       214,465
Developing Growth                 108,110         73,623        46,887
Floating Rate*                    678,875        417,507        84,826
Government                        193,294        159,486       122,986
Growth Allocation*                304,657         76,126           N/A
High Yield Corporate Bond       1,428,040      1,096,724       850,359
ICAP Select Equity                237,742         83,158        63,500
International Equity              678,812        377,727       188,586
Large Cap Growth                  133,230         77,943        47,874
Mid Cap Core                      394,320        279,120       156,598
Mid Cap Growth                    481,481        396,114       244,022
Mid Cap Value                     523,841        427,476       294,019
Moderate Allocation*              509,605        148,517           N/A
Moderate Growth Allocation*       639,904        168,515           N/A
S&P 500  Index                    741,099        598,705       447,071
Small Cap Growth                  225,719        217,559       168,211
Total Return                      144,840        130,601       108,585
Value                             339,062        244,595       168,051

* No fees were paid on behalf of the Asset Allocation Portfolios for the year ended December 31, 2005 as they had not commenced operations until February 13, 2006.

     For the year ended December 31, 2007, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each
Portfolio:

                        SERVICE CLASS EXPENSE CATEGORIES
                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                                                       APPROXIMATE
                                             PRINTING AND                                                             TOTAL AMOUNT
                                                MAILING                                                                 SPENT BY
                                  SALES      PROSPECTUSES   COMPENSATION                                                 NYLIFE
                                MATERIAL       TO OTHER          TO        COMPENSATION   COMPENSATION                DISTRIBUTORS
                                   AND       THAN CURRENT   DISTRIBUTION     TO SALES       TO BROKER                 WITH RESPECT
                               ADVERTISING   SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS       OTHER*        TO FUND
                               -----------   ------------   ------------   ------------   ------------   ----------   ------------
Balanced                       $   589,425     $ 10,000      $   872,574    $ 1,500,293     $ 37,413     $  280,469    $ 3,290,174
Bond                               293,614        4,981          434,661        747,351       18,637        139,712      1,638,957
Capital Appreciation               363,664        6,170          538,361        925,651       23,083        173,044      2,029,973
Common Stock                       199,841        3,390          295,841        508,666       12,685         95,092      1,115,515
Conservative Allocation**          233,913        3,968          346,281        595,391       14,847        111,304      1,305,704
Convertible                        358,431        6,081          530,615        912,333       22,751        170,554      2,000,766
Developing Growth                  421,278        7,147          623,653      1,072,300       26,740        200,459      2,351,577
Floating Rate                      133,592        2,266          197,768        340,039        8,480         63,568        745,713
Government                         839,114       14,236        1,242,210      2,135,841       53,262        399,280      4,683,944
Growth Allocation**                238,940        4,054          353,722        608,185       15,166        113,696      1,333,763
ICAP Select Equity                 164,641        2,793          243,731        419,068       10,450         78,342        919,025
Large Cap Growth                   376,448        6,387          557,287        958,192       23,895        179,127      2,101,336
High Yield Corporate Bond        1,765,374       29,950        2,613,428      4,493,495      112,055        840,027      9,854,330
International Equity               839,056       14,235        1,242,123      2,135,691       53,258        399,252      4,683,616
Mid Cap Core                       487,421        8,269          721,569      1,240,657       30,939        231,932      2,720,788
Mid Cap Growth                     595,153       10,097          881,054      1,514,873       37,777        283,195      3,322,149
Mid Cap Value                      647,615       10,987          958,718      1,648,407       41,107        308,158      3,614,991
Moderate Allocation**              629,717       10,683          932,222      1,602,850       39,971        299,641      3,515,084
Moderate Growth Allocation**       790,761       13,415        1,170,629      2,012,764       50,193        376,272      4,414,034
S&P 500  Index                     916,155       15,543        1,356,260      2,331,936       58,152        435,939      5,113,984
Small Cap Growth                   279,078        4,735          413,142        710,350       17,714        132,795      1,557,813
Total Return                       179,064        3,038          265,084        455,782       11,366         85,205        999,539
Value                              419,139        7,111          620,486      1,066,855       26,604        199,441      2,339,636
TOTAL                          $11,761,432     $199,537      $17,411,418    $29,936,972     $746,546     $5,596,506    $65,652,410

- Other includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies inforce. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

     For the year ended December 31, 2006, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each
Portfolio:

                        SERVICE CLASS EXPENSE CATEGORIES
                      FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                                                       APPROXIMATE
                                             PRINTING AND                                                             TOTAL AMOUNT
                                                MAILING                                                                 SPENT BY
                                  SALES      PROSPECTUSES   COMPENSATION                                                 NYLIFE
                                MATERIAL       TO OTHER          TO        COMPENSATION   COMPENSATION                DISTRIBUTORS
                                   AND       THAN CURRENT   DISTRIBUTION     TO SALES       TO BROKER                 WITH RESPECT
                               ADVERTISING   SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS       OTHER*        TO FUND
                               -----------   ------------   ------------   ------------   ------------   ----------   ------------
Balanced                       $   614,220      $ 5,212      $   801,459    $ 1,398,034     $ 50,004     $  432,324    $ 3,301,253
Bond                               403,891        3,427          527,014        919,302       32,881        284,282      2,170,797
Capital Appreciation               250,775        2,128          327,221        570,791       20,416        176,510      1,347,841
Common Stock                       230,459        1,955          300,712        524,550       18,762        162,210      1,238,649
Conservative Allocation**          114,459          971          149,351        260,521        9,318         80,563        615,183
Convertible                        461,034        3,912          601,575      1,049,363       37,533        324,502      2,477,919
Developing Growth                  123,357        1,047          160,961        280,774       10,043         86,826        663,007
Floating Rate                      699,538        5,936          912,785      1,592,226       56,950        492,375      3,759,809
Government                         267,221        2,267          348,681        608,225       21,755        188,085      1,436,234
Growth Allocation**                127,536        1,082          166,414        290,285       10,383         89,767        685,467
ICAP Select Equity                 139,333        1,182          181,807        317,137       11,343         98,070        748,872
Large Cap Growth                   130,592        1,108          170,402        297,243       10,632         91,918        701,895
High Yield Corporate Bond        1,837,573       15,592        2,397,739      4,182,521      149,599      1,293,390      9,876,414
International Equity               632,886        5,370          825,815      1,440,520       51,524        445,462      3,401,577
Mid Cap Core                       467,668        3,968          610,232      1,064,465       38,073        329,172      2,513,579
Mid Cap Growth                     663,694        5,631          866,015      1,510,642       54,032        467,146      3,567,161
Mid Cap Value                      716,241        6,077          934,580      1,630,245       58,310        504,132      3,849,585
Moderate Allocation**              248,810        2,111          324,658        566,320       20,256        175,127      1,337,282
Moderate Growth Allocation**       282,317        2,395          368,379        642,585       22,984        198,711      1,517,371
S&P 500  Index                   1,003,136        8,512        1,308,932      2,283,249       81,666        706,065      5,391,561
Small Cap Growth                   364,522        3,093          475,643        829,692       29,676        256,571      1,959,198
Total Return                       218,823        1,857          285,529        498,066       17,815        154,020      1,176,110
Value                              409,821        3,477          534,751        932,798       33,364        288,456      2,202,667
TOTAL                          $10,561,946      $89,618      $13,781,650    $24,040,160     $859,859     $7,434,104    $56,767,336

* Other includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies inforce. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

     For the year ended December 31, 2005, the following amounts were spent for distribution-related activities with respect to the Service Class shares of each
Portfolio:

                        SERVICE CLASS EXPENSE CATEGORIES
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                                                       APPROXIMATE
                                             PRINTING AND                                                             TOTAL AMOUNT
                                                MAILING                                                                 SPENT BY
                                  SALES      PROSPECTUSES   COMPENSATION                                                 NYLIFE
                                MATERIAL       TO OTHER          TO        COMPENSATION   COMPENSATION                DISTRIBUTORS
                                   AND       THAN CURRENT   DISTRIBUTION     TO SALES       TO BROKER                 WITH RESPECT
                               ADVERTISING   SHAREHOLDERS     PERSONNEL      PERSONNEL       DEALERS       OTHER*        TO FUND
                               -----------   ------------   ------------   ------------   ------------   ----------   ------------
Balanced                        $  149,992      $ 1,740      $   241,736    $   392,963    $   23,990    $  140,022    $   950,444
Basic Value                         81,852          950          131,917        214,443        13,092        76,411        518,664
Bond                               319,934        3,712          515,623        838,189        51,171       298,667      2,027,297
Capital Appreciation               214,496        2,489          345,693        561,953        34,307       200,238      1,359,175
Common Stock                       163,706        1,900          263,837        428,889        26,184       152,824      1,037,339
Conservative Allocation*               N/A          N/A              N/A            N/A           N/A           N/A            N/A
Convertible                        355,632        4,127          573,156        931,713        56,881       331,992      2,253,500
Developing Growth                   77,751          902          125,308        203,699        12,436        72,583        492,680
Floating Rate                      141,225        1,639          227,606        369,994        22,588       131,838        894,890
Government                         203,948        2,367          328,694        534,321        32,620       190,392      1,292,342
Growth Allocation*                     N/A          N/A              N/A            N/A           N/A           N/A            N/A
Large Cap Growth                    79,387          921          127,944        207,983        12,697        74,110        503,042
High Yield Corporate Bond        1,409,955       16,361        2,272,361      3,693,917       225,513     1,316,232      8,934,338
International Equity               312,771        3,629          504,079        819,423        50,026       291,980      1,981,909
Mid Cap Core                       259,706        3,014          418,556        680,399        41,538       242,443      1,645,656
Mid Cap Growth                     404,698        4,696          652,233      1,060,261        64,729       377,797      2,564,414
Mid Cap Value                      487,583        5,658          785,815      1,277,409        77,986       455,172      3,089,623
Moderate Allocation*                   N/A          N/A              N/A            N/A           N/A           N/A            N/A
Moderate Growth Allocation*            N/A          N/A              N/A            N/A           N/A           N/A            N/A
S&P 500  Index                     741,355        8,603        1,194,809      1,942,264       118,575       692,076      4,697,681
Small Cap Growth                   278,920        3,237          449,523        730,739        44,611       260,380      1,767,410
Total Return                       180,063        2,089          290,200        471,744        28,800       168,094      1,140,991
Value                              302,124        3,506          486,920        791,531        48,323       282,042      1,914,446
TOTAL                           $6,272,094      $72,781      $10,108,452    $16,432,153    $1,003,180    $5,855,176    $39,743,836

* Other includes costs associated with Agent Training and Development, certain Agency administration expenses based on mean policies inforce. Also included are Agent Group Insurance and Agent Progress Sharing expenses.

** No fees were paid on behalf of the Asset Allocation Portfolios for the year ended December 31, 2005 as they had not commenced operations until February 13, 2006.

                           EXPENSES BORNE BY THE FUND

     Except for the expenses to be paid by the Manager as described in the Prospectus, the Fund, on behalf of each Portfolio, is responsible under its Management Agreement for the payment of expenses related to each Portfolio's operations, including: (1) the fees payable to the Manager; (2) the fees and expenses of Directors who are not affiliated with the Manager or the Subadvisors; (3) certain fees and expenses of the Fund's custodians; (4) the charges and expenses of the Fund's legal counsel and independent accountants;
(5) brokers' commissions and any issue or transfer taxes chargeable to the Fund, on behalf of a Portfolio, in connection with its securities transactions; (6) the fees of any trade association of which a Portfolio or the Fund is a member;
(7) the cost of share certificates representing shares of a Portfolio; (8) reimbursement of a portion of the organization expenses of a Portfolio and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (9) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders; (10) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Portfolio's business; (11) any expenses assumed by the Fund pursuant to its plan of distribution; (12) all taxes and business fees payable by a Portfolio to federal, state or other governmental agencies; and (13) costs associated with the pricing of the Portfolios' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

                      PROXY VOTING POLICIES AND PROCEDURES

     It is the Fund's policy that proxies received by the Portfolios are voted in the best interests of the Portfolios' shareholders. The Board has adopted Proxy Voting Policies and Procedures for the Portfolios that delegate all responsibility for voting proxies received relating to the Portfolios' portfolio securities to NYLIM, subject to the oversight of the Board. The Manager has adopted its own Proxy Voting Policies and Procedures in order to assure that proxies voted on behalf of the Portfolios are voted in the best interests of the Portfolios and their shareholders. Where the Portfolios have retained the services of a Subadvisor to provide day-to-day portfolio management for a Portfolio, the Manager may delegate proxy voting authority to the Subadvisor; provided that, as specified in the Manager's Proxy Voting Policies and Procedures, the Subadvisor either (1) follows the Manager's Proxy Voting Policy and the Portfolios' Procedures; or (2) has demonstrated that its proxy voting policies and procedures are consistent with the Manager's Proxy Voting Policies and Procedures or are otherwise implemented in the best interests of the Manager's clients and appear to comply with governing regulations. The Portfolios may revoke all or part of this delegation (to the Manager and/or Subadvisor as applicable) at any time by a vote of the Board.

     MANAGER'S PROXY VOTING GUIDELINES. To assist the Manager in approaching proxy-voting decisions for the Portfolios and their other clients, the Manager has adopted proxy-voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Manager's Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. The Manager has selected Institutional Shareholder Services ("ISS"), a division of RiskMetrics Group, an unaffiliated third-party proxy research and voting service - to assist it in researching and voting proxies. With respect to each proxy received, ISS researches the proxy and provides a recommendation to the Manager as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. The Portfolios' portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation ("Recommendation"). The Manager will memorialize the basis for any decision to override a Recommendation, to abstain from voting, and to resolve any conflicts as further discussed below. In addition, the Manager may choose not to vote a proxy if the cost of voting outweighs the possible benefit; if the vote would have an indeterminable or insignificant effect on the client's economic interests or the value of the portfolio holding; or if a jurisdiction imposes share blocking restrictions.

     CONFLICTS OF INTEREST. When a proxy presents a conflict of interest, such as when the Manager has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and the Manager or an affiliated entity of the Manager, both the Fund's and the Manager's proxy voting policies and procedures mandate that the Manager follow an alternative voting procedure rather than to vote proxies in its sole discretion. In these cases, the Manager may: (1) cause the proxies to be voted in accordance with the recommendations of an independent service provider; (2) notify the Fund's Board, a designated Board committee or a representative of either, of the conflict of interest and seek a waiver of the conflict to permit the Manager to vote the proxies as it deems appropriate and in the best interest of Portfolio shareholders, under its usual policy; or (3) forward the proxies to the Fund's Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself. In the case of proxies received in a fund-of-fund structure, whereby the Manager, on behalf of a Portfolio receives proxies in its capacity as a shareholder in an underlying portfolio, the Manager may vote in accordance with the recommendations of an independent service provider or echo the vote of the other shareholders in those underlying portfolios. As part of its delegation of proxy voting responsibility to the Manager, the Fund also delegated to the Manager responsibility for resolving conflicts of interest based on the use of acceptable alternative voting procedures such described above. If the Manager chooses to override a voting recommendation made by ISS, the Manager's compliance department will review the override prior to voting to determine the existence of any potential conflicts of interest. If the compliance department determines a material conflict may exist, the issue is referred to the Manager's Proxy Voting Committee who will consider the facts and circumstances and determine whether to allow the override or take other action, such as the alternative voting procedures just mentioned.

     The Manager has retained voting authority for the following Portfolios:
Balanced, Bond, Common Stock, Floating Rate, Mid Cap Core, S&P 500(R) Index, Conservative Allocation, Moderate Allocation, Moderate Growth Allocation and Growth Allocation.

     GUIDELINES EXAMPLES

     The following examples illustrate the Manager's Guidelines with respect to certain typical proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Manager supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. To the extent a Subadvisor, to which the Manager has delgated proxy-voting authority utilizes ISS these guidelines apply to the subadvisor.

     Board of Directors. The Manager/Subadvisor will vote on director nominees in an uncontested election on a case-by-case basis, examining such factors as the composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity. Also, withhold votes from overboarded CEO directors, defined as serving on more than three boards, including their own. Withhold votes from directors who sit on more than six public company boards. In a contested election of directors, the Manager/Subadvisor will evaluate the nominees based on such factors as the long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); the likelihood that the proposed objectives and goals can be met; and stock ownership positions. The Manager/Subadvisor generally supports proposals to fix the board size or designate a range for the board size. However, the Manager/Subadvisor will vote against management ability to alter the size of a specified range without shareholder approval. In addition, The Manager/Subadvisor supports proposals to repeal classified boards or elect all directors annually. The Manager/Subadvisor also supports proposals seeking that a majority or more of the board be independent. The Manager/Subadvisor generally votes against shareholder proposals to impose a mandatory retirement age for outside directors. The Manager/Subadvisor will vote against or withhold votes from Compensation Committee members if the Company has poor compensation practices.

     Antitakeover Defenses and Voting Related Issues. The Manager/Subadvisor generally evaluates advance notice proposals on a case-by-case basis, supporting proposals that allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible. The Manager/Subadvisor generally supports shareholder proposals that ask a company to submit its poison pill for shareholder ratification; proposals to allow or make easier shareholder action by written consent; and proposals to lower supermajority vote requirements. The Manager/Subadvisor generally votes against proposals to restrict or prohibit shareholder ability to call special shareholder meetings and proposals giving the board exclusive authority to amend the bylaws.

     Capital Structure. Generally, votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. The Manager/Subadvisor will generally vote for proposals to create a new class of nonvoting or subvoting common stock if it is intended for financing purposes with minimal or no dilution to current shareholders and if it is not designed to preserve the voting power of an insider or significant shareholder. Vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going certain is uncertain. The Manager/Subadvisor will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights when no shares have been issued or reserved for a specific purpose.

          Executive and Director Compensation. Proposals regarding compensation plans are reviewed on a case-by-case basis using a methodology focusing on the transfer of shareholder wealth. Generally, the Manager/Subadvisor will support proposals seeking additional information regarding compensation, but will vote against proposals, which set absolute levels on compensation or dictate amount or form of compensation.

          SUBADVISOR PROXY VOTING GUIDELINES. Below are summaries of each Subadvisor's proxy voting policies and procedures with respect to the Funds where the Manager has delegated proxy voting authority to the Subadvisor. These summaries are not an exhaustive list of all the issues that may arise or of all matters addressed in the applicable proxy voting policies and procedures, and whether the Subadvisor supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information. These summaries have either been provided by the Subadvisor or summarized by the Manager on behalf of the Subadvisor.

CAPITAL APPRECIATION, CONVERTIBLE, GOVERNMENT, HIGH YIELD CORPORATE BOND, INTERNATIONAL EQUITY, MID CAP GROWTH, MID CAP VALUE, SMALL CAP GROWTH, TOTAL RETURN AND VALUE PORTFOLIOS.

          The Manager has delegated proxy-voting authority to the Portfolios' Subadvisor, MacKay Shields LLC ("MacKay Shields" or "MacKay"). A summary of McKay Shields' proxy voting policies and procedures is provided below.

MacKay Shields

          MacKay Shields has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to MacKay Shields, all proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. When a client retains MacKay Shields, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. Currently, MacKay Shields uses ISS as its third-party proxy voting service provider. If the client appoints MacKay Shields as its proxy-voting agent, the client will also instruct MacKay Shields to vote its proxies in accordance with custom guidelines provided by the client, MacKay Shields' Standard Guidelines (currently the same as the ISS standard guidelines), or in the case of a Taft-Hartley client, in accordance with the ISS Taft-Hartley guidelines. MacKay Shields informs the client's custodian to send all proxies to ISS. MacKay Shields then informs ISS that the client has appointed MacKay Shields as its agent and instructs ISS as to which guidelines to follow.

          Once the appropriate guidelines have been established, each proxy must be voted in accordance with those guidelines unless a MacKay Shields portfolio manager believes that it is in the best interest of the client(s) to vote otherwise. In those cases, the portfolio manager must complete a form describing the reasons for departing from the guidelines and disclosing any facts that might suggest there is a conflict. The portfolio manager submits the form to MacKay Shields' Legal/Compliance Department for review. If the Legal/Compliance Department determines that no "conflict" exists, then the dissent will be approved and ISS will be informed of how to vote. All dissenting votes are presented to MacKay Shields' Compliance Committee. If MacKay Shields' General Counsel or Chief Compliance Officer determines that a conflict exists, the matter will immediately be referred to MacKay Shields' Compliance Committee for consideration. In accordance with Firm procedures in this area, the committee members will consider the matter and resolve the conflict as deemed appropriate under the circumstances. Please see the "Guidelines Examples" section above for examples of MacKay Shields' guidelines with respect to certain typical proxy votes.

LARGE CAP GROWTH

          The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, Winslow Capital Management, Inc. ("Winslow Capital"). A summary of Winslow Capital's proxy voting policies and procedures is provided below.

          Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which Winslow Capital has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

          Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which Winslow Capital serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

          Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to ISS, a third party proxy-voting agency. Winslow Capital subscribes to ISS' Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Winslow Capital's agent according to the vote recommendations and consistent with the ISS Standard Proxy Voting Guidelines. Please see the "Guidelines Examples" section above for examples of Winslow Capital's guidelines with respect to certain typical proxy votes.

          Winslow Capital retains the ability to override any vote if it disagrees with ISS' vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g. where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

DEVELOPING GROWTH

          The Manager has delegated proxy voting authority to the Portfolio's Sub-Adviser, Lord, Abbett & Co. LLC ("Lord Abbett"). A summary of Lord Abbett's proxy voting policies and procedures is provided below.

Lord, Abbett & Co. LLC.

          Lord Abbett has established a Proxy Committee responsible for Lord Abbett's proxy voting process. The Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, Chief Administrative Officer for the Investment Department, Lord Abbett's Chief Investment Officer and its General Counsel. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process.

          Because Lord Abbett is a privately held firm whose only business is to manage the investment portfolios of its clients, Lord Abbett expects that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process will be limited. However, if a potential conflict of interest arises, Lord Abbett would simply follow its proxy voting policies or, if a particular issue is not covered by the policies, the recommendation of ISS. If Lord Abbett does not follow the recommendation of ISS, Lord Abbett shall seek instructions from the Proxy Committee.

          Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. Further information with respect to certain specific issues is provided below:

               - Election of Directors. In some cases, Lord Abbett may withhold votes in a director election such as where a director attends less than 75% of meetings; or the Board's failing to act upon shareholder approval of shareholder proposals that are approved by a majority of votes for two consecutive years. Lord Abbett generally does not support classified boards.

               - Incentive Compensation Plans. Lord Abbett usually votes with management regarding employee incentive plans but reviews the issues closely on a case by case basis and looks to ISS for guidance on industry standards.

               - Cumulative and Supermajority Voting; Confidential Voting. Lord Abbett generally opposes cumulative voting proposals and supermajority provisions. Lord Abbett generally believes shareholder proposals regarding confidential balloting should be approved.

               - Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case by case basis incorporating a number of factors. However, Lord Abbett generally supports anti-greenmail provisions, fair price amendments and certain shareholder rights plan, usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, Lord Abbett considers these on a case by case basis, and only approves the plans when proposed by companies with strong effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support long-range corporate goals.

               - Social Issues. Lord Abbett generally votes as management recommends on social issues, unless voting otherwise would enhance the value of the security.

ICAP SELECT EQUITY

          The Manager has delegated proxy voting authority to the Portfolio's Subadviser, Institutional Capital LLC ("ICAP"). A summary of ICAP's proxy voting policies and procedures is provided below.

ICAP.

          ICAP has adopted proxy-voting policies and procedures designed to ensure that where clients have delegated proxy-voting authority to ICAP, all proxies are voted in the best interest of such clients without regard to the interests of ICAP or related parties. When a client retains ICAP, the firm generally determines through its investment management agreement, whether it will vote proxies on behalf of that client. In situations where ICAP's interests conflict, or appear to conflict, with the interests of the Funds or other client interests, ICAP will take one of the following steps to resolve the conflict:

          - Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on ICAP's part;

          - Vote the securities based upon the recommendation of an independent third party, such as ISS; or

          - Disclose the conflict to the client and obtain the client's direction to vote the proxies.

          FUND'S PROXY VOTING RECORD. Each Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolios will provide any shareholder a copy of their proxy voting record for the previous years ended June 30, within three business days of receipt of request, as well as make the proxy voting results available on their website. The most recent Form N-PX is available on the Fund's website at www.mainstayfunds.com or on the SEC's website at www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Fund. Under these policies, the Manager publicly discloses the complete schedule of each Portfolio's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Portfolio's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Portfolio's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Fund's website at www.mainstayfunds.com or by calling the Fund at 1-800-598-2019.

          In addition, the Manager may share the Portfolios' non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Funds, who require access to such information in order to fulfill their contractual duties to the Funds. As of the date of this SAI, those service providers are State Street Bank & Trust Company, PricewaterhouseCoopers, Russell Mellon, Risk Metrics Group, Loan Pricing Corporation, Interactive Data Corporation, Plexus Group Manager Services, Abel/Noser Corporation and Merrill Corporation. The Manager may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar, Bloomberg, Standard & Poor's, Thomson Financial and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Portfolios' Chief Compliance Officer, after discussion with the appropriate portfolio manager, upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Portfolios. Such disclosure will be reported to the Board of Directors at the next regularly scheduled board meeting.

          All non-public portfolio holdings information is provided pursuant to a confidentiality agreement. All confidentiality agreements entered into for the receipt of non-public portfolio holdings information must provide that: (i) the Portfolios' non-public portfolio holdings information is the confidential property of the Portfolios and may not be used for any purpose except as expressly provided; (ii) the recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential and (b) will implement appropriate monitoring procedures; and (iii) upon written request from NYLIM or the Portfolios, the recipient of the non-public portfolio holdings information shall promptly return or destroy the information. In lieu of the separate confidentiality agreement described above, the Fund may rely on the confidentiality provisions of existing agreements provided NYLIM has determined that such provisions adequately protects the Fund's ongoing disclosure or misuse of non-public holdings information.

          Generally, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

          In connection with its management of the Asset Allocation Portfolios, the Manager may have access to non-public information regarding the Portfolios' portfolio holdings information and may use such information in making decisions regarding investments of the Asset Allocation Portfolios in the Portfolios. In all other cases, employees of the Manager who have access to non-public information regarding the Portfolios' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the Manager's policies and procedures.

          Whenever portfolio holdings disclosure made pursuant to these procedures involves a conflict of interest between the Portfolios' shareholders and the Portfolios' Manager, Subadvisor, distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Independent Directors or a majority of a Board committee consisting solely of Independent Directors approves such disclosure. The Fund, the Manager and the Subadvisors shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings are reported to the Board.

                               PORTFOLIO MANAGERS

          Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of December 31, 2007, is set forth below:

                                                                                            NUMBER OF ACCOUNTS AND ASSETS
                                             NUMBER OF OTHER ACCOUNTS MANAGED               FOR WHICH THE ADVISORY FEE IS
                                                AND ASSETS BY ACCOUNT TYPE                      BASED ON PERFORMANCE
                       PORTFOLIOS     ----------------------------------------------  ----------------------------------------
                       MANAGED BY       REGISTERED     OTHER POOLED                   REGISTERED  OTHER POOLED
     PORTFOLIO          PORTFOLIO       INVESTMENT      INVESTMENT         OTHER      INVESTMENT   INVESTMENT        OTHER
      MANAGER            MANAGER          COMPANY        VEHICLES        ACCOUNTS       COMPANY     VEHICLES       ACCOUNTS
     ---------      ----------------  --------------  --------------  --------------  ----------  ------------  --------------
Lee Baker           S&P 500 Index     2 RICs                0         0                    0      5 Accounts    1 Account
                    Portfolio         $2,141,925,185                                              $807,175,070  $373,354,286

Rupal J. Bhansali   International     2 RICs                0         7 Accounts           0           0        3 Accounts
                    Equity and        $2,424,348,817                  $1,212,681,393                            $455,156,126
                    Total Return
                    Portfolios

                                                                                            NUMBER OF ACCOUNTS AND ASSETS
                                             NUMBER OF OTHER ACCOUNTS MANAGED               FOR WHICH THE ADVISORY FEE IS
                                                AND ASSETS BY ACCOUNT TYPE                      BASED ON PERFORMANCE
                       PORTFOLIOS     ----------------------------------------------  ----------------------------------------
                       MANAGED BY       REGISTERED     OTHER POOLED                   REGISTERED  OTHER POOLED
     PORTFOLIO          PORTFOLIO       INVESTMENT      INVESTMENT         OTHER      INVESTMENT   INVESTMENT        OTHER
      MANAGER            MANAGER          COMPANY        VEHICLES        ACCOUNTS       COMPANY     VEHICLES       ACCOUNTS
     ---------      ----------------  --------------  --------------  --------------  ----------  ------------  --------------
Robert J.           Capital           3 RICs                0         16 Accounts          0           0        1 Account
Centrella           Appreciation      $1,600,970,757                  $1,164,520,045                            $6.608.206
                    and Mid Cap
                    Growth
                    Portfolio

Robert H. Dial      Floating Rate     2 RICs          2 Accounts      6 Accounts           0           0               0
                    Portfolio         $347,457,905    $173,968,979    $2,350,122,333

Tony H. Elavia      Balanced,         9 RICs          1 Account       4 Accounts           0           0               0
                    Conservative      $2,374,627,725  $32,855,643     $65,427,880
                    Allocation,
                    Growth
                    Allocation,
                    Moderate
                    Allocation and
                    Moderate
                    Growth
                    Allocation
                    Portfolios

Harvey Fram         Common Stock      4 RICs          1 Account       46 Accounts          0           0        8 Accounts
                    and Mid Cap       $903,623,144    $202,361,830    $4,122,609,832                            $1,622,034,991
                    Core Portfolios


Thomas Girard       Bond Portfolio    2 RICs          1 Account       1 Account            0           0               0
                                      $759,823,005    $2,923,287,437  $46,549,774


Gary Goodenough     Cash              7 RICs          3 Accounts      40 Accounts          0           0        4 Accounts
                    Management,       $2,126,819,784  $162,324,234    $2,567,338,229                            $682,902,650
                    Government and
                    Total Return
                    Portfolios

Denise E. Higgins   Small Cap         2 RICs                0         16 Accounts          0           0        1 Account
                    Growth            $505,602,700                    $1,164,520,045                            $6,608.206
                    Portfolio

Justin H. Kelly     Large Cap         2 RICs          4 Accounts      28 Accounts          0           0        1 Account
                    Growth            $1,477,000,000  $185,000,000    $1,642,000,000                            $34,000,000
                    Portfolio

Migene Kim          Common Stock      4 RICs          1 Account       46 Accounts          0           0        8 Accounts
                    and Mid Cap       $903,623,144    $202,361,830    $4,122,609,832                            $1,622,034,991
                    Core Portfolios

F. Thomas           Developing        2 RICs                0         6 Accounts           0           0               0
O'Halloran          Growth            $1,227,000,000                  $109,800,000
                    Portfolio

Francis J. Ok       S&P 500(R) Index  2 RICs                0                 0            0      5 Accounts    1 Account
                    Portfolio         $2,141,925,185                                              $807,175,070  $373,354,286

J. Matthew Philo    High Yield        5 RICs          3 Accounts      39 Accounts          0           0        1 Account
                    Corporate Bond    $6,218,980,148  $879,375,480    $7,814,547,819                            $104,401,242
                    and Total
                    Return
                    Portfolios

Joseph Portera      Government and    5 RICs          3 Accounts      40 Accounts          0           0        4 Accounts
                    Total Return      $1,423,787,803  $162,324,234    $2,567,338,229                            $682,902,650
                    Portfolios

Richard A. Rosen    Mid Cap Value,    3 RICs                0         20 Accounts          0           0        2 Accounts
                    Value and         $941,720,333                    $554,577,914                              $182,277,968
                    Total
                    Return
                    Portfolios

Joan M. Sabella     Balanced          1 RIC                 0         3 Accounts           0           0               0
                    Portfolio         $1,206,068,777                  $52,899,503

Jerrold K. Senser   ICAP Select       15 RICs         10 Accounts     126 Accounts         0           0        13 Accounts
                    Equity            $8,400,000,000  $2,000,000,000  $8,000,000,000                            $1,800,000,000
                    Portfolio


Donald F. Serek     Bond Portfolio           0        2 Accounts      7 Accounts           0           0               0
                                                      $419,586,991    $1,659,482,422



Edward Silverstein  Convertible       1 RIC           2 Accounts      4 Accounts           0           0        2 Accounts
                    Portfolio         $522,234,466    $9,366,724      $197,940,817                              $566,130,154


                                                                                            NUMBER OF ACCOUNTS AND ASSETS
                                             NUMBER OF OTHER ACCOUNTS MANAGED               FOR WHICH THE ADVISORY FEE IS
                                                AND ASSETS BY ACCOUNT TYPE                      BASED ON PERFORMANCE
                       PORTFOLIOS     ----------------------------------------------  ----------------------------------------
                       MANAGED BY       REGISTERED     OTHER POOLED                   REGISTERED  OTHER POOLED
     PORTFOLIO          PORTFOLIO       INVESTMENT      INVESTMENT         OTHER      INVESTMENT   INVESTMENT        OTHER
      MANAGER            MANAGER          COMPANY        VEHICLES        ACCOUNTS       COMPANY     VEHICLES       ACCOUNTS
     ---------      ----------------  --------------  --------------  --------------  ----------  ------------  --------------
Mark T. Spellman    Mid Cap Value     2 RICs          0               20 Accounts          0           0        2 Accounts
                    Portfolio         $336,139,501                    $554,577,914                              $182,277,968

Edmund C. Spelman   Capital           5 RICs          2 Accounts      20 Accounts          0           0        3 Accounts
                    Appreciation,     $2,596,947,334  $9,366,724      $1,362,460,862                            6,572,738,360
                    Convertible,
                    Mid Cap
                    Growth, Small
                    Cap Growth,
                    and Total
                    Return
                    Portfolios

Jonathan Swaney     Conservative,     8 RICs          1 Account       1 Account            0           0               0
                    Growth,           $1,168,558,948  $32,855,643     $12,528,377
                    Moderate and
                    Moderate
                    Growth
                    Portfolios


Thomas Volpe, Jr.   Bond Portfolio           0        2 Accounts      5 Accounts           0           0               0
                                                      $419,586,991    $628,576,233


R. Bart Wear        Large Cap         2 RICa          4 Accounts      28 Accounts          0           0        1 Account
                    Growth            $1,477,000,000  $185,000,000    $1,642,000,000                            $34,000,000
                    Portfolio

Thomas R Wenzel     ICAP Select       15 RICs         10 Accounts     126 Accounts         0           0        13 Accounts
                    Equity            $8,400,000,000  $2,000,000,000  $8,000,000,000                            $1,800,000,000
                    Portfolio

Clark J. Winslow    Large Cap         2 RICs          4 Accounts      28 Accounts          0           0        1 Account
                    Growth            $1,477,000,000  $185,000,000    $1,642,000,000                            $34,000,000
                    Portfolio

          Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the Portfolios because they use techniques that are not permitted for the Portfolios, such as short sales and leveraging. (Note that this conflict only arises with regard to the Portfolios that have a High Yield component).

          A portfolio manager who makes investment decisions with respect to multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

     - The management of multiple funds and/or accounts may result in the portfolio manager devoting unequal time and attention to the management of each fund and/or account;

     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or account managed by the portfolio manager, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and accounts managed by the portfolio manager;

     - A portfolio manager may take a position for a fund or account in a security that is contrary to the position held in the same security by other funds or accounts managed by the portfolio manager. For example, the portfolio manager may sell certain securities short for one fund or account while other funds or accounts managed by the portfolio manager simultaneously hold the same or related securities long; and

     - An apparent conflict may arise where an adviser receives higher fees from certain funds or accounts that it manages than from others, or where an adviser receives a performance-based fee from certain funds or accounts that it manages and not from others. In these cases, there may be an incentive for a portfolio manager to favor the higher and/or performance-based fee funds or accounts over other funds or accounts managed by the portfolio manager.

          To address potential conflicts of interest, NYLIM and each Subadvisor has adopted allocation policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

NYLIM

          Certain employees of the Manager such as portfolio managers and other investment personnel may be responsible for managing investments in the Funds as well as investments held by various other accounts, which may include separate accounts and unregistered investment companies. Consequently conflicts may arise between the interest of the Adviser and/or Subadvisor in its investment management activities related to the funds and potentially its interest in its investment management activities related to various other accounts it manages. Such conflicts principally arise with respect to the allocation of investment opportunities and performance-based compensation arrangements of the Funds and other managed accounts.

          To address potential conflicts of interest between the clients and the Manager, NYLIM has developed Aggregation and Allocation Policies and Procedures (trading costs and investment opportunities) and a Code of Ethics (Personal Trading) to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Manager has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

MACKAY SHIELDS LLC

          Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted for the funds, such as short sales and leveraging. (Note that this conflict only arises with regard to the Funds that have a High Yield component).

          To address potential conflicts of interest between the clients and the Adviser, MacKay Shields LLC has developed Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the Adviser has adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

WINSLOW CAPITAL MANAGEMENT, INC.

          Winslow Capital offers only one investment product, Large Cap Growth, and all portfolios are managed essentially identically. Winslow Capital acknowledges its fiduciary duty to follow trading procedures that meet each client's investment objectives and guidelines. Winslow Capital will manage the Portfolio and all other institutional clients in the Large Cap Growth product identically. Pursuant to Winslow Capital's "Trade Management Policy", the firm treats all clients fairly in the execution of orders and allocation of trades. Pursuant to Winslow Capital's "Trade Order Processing Policy", the firm processes trade orders for its clients in a consistent, controlled, transparent and accountable manner.

          It is Winslow Capital's practice to aggregate multiple contemporaneous client purchase or sell orders into a block order for execution. If the aggregated order is not filled in its entirety, the partially filled order is allocated pro rata based on the original allocation. Clients' accounts for which orders are aggregated receive the average share price of such transaction. Any transaction costs incurred in the aggregated transaction will be shared pro rata based on each client's participation in the transaction.

          Winslow Capital has also established and will maintain and enforce a Code of Ethics to set forth the standards of conduct expected of employees, to require compliance with the federal securities laws, and to uphold Winslow Capital's fiduciary duties. This Code of Ethics also addresses the personal securities trading activities of Access Persons in an effort to detect and prevent illegal or improper personal securities transactions.

          Winslow Capital does not believe that any material conflicts of interest exist in connection with the investment manager's management of the investments of the Portfolios and the investments of the other accounts under its management. Winslow Capital is not affiliated with any other organization.

LORD, ABBETT & CO. LLC

          Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolio and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning the Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolio. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

          In an effort to retain key personnel, NYLIM and each Subadvisor has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

NYLIM

          NYLIM portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the product(s) under the individual's management. In addition, these employees also participate in a long-term incentive program.

          NYLIM offers an annual incentive plan and a long-term incentive plan. The total dollars available for distribution is equal to the pool generated based on NYLIM's overall company performance. "NYLIM Company Performance" is determined using several key financial indicators, including operating revenue, pre-tax operating income, and net cash flow. The long-term incentive plan, is eligible to senior level employees and is designed to reward profitable growth in Company value. An employee's total compensation package is reviewed periodically to ensure that they are competitive relative to the external marketplace.

MACKAY SHIELDS LLC

          MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. In addition, an incentive bonus equal to a significant percentage of the firm's pre-tax profits is paid annually to the firm's employees based upon an individual's performance and the profitability of the firm. The bonus generally represents a sizable amount relative to the base salary, and when considered with the base salary, results in a highly attractive level of total cash compensation for the firm's professional employees. Certain other accounts at MacKay pay the firm a fee based on performance, a portion of which forms a part of the bonus pool for all employees. Every MacKay Shields employee participates in the bonus pool. This approach instills a strong sense of commitment on the part of each employee towards the overall success of the firm. There is no difference between the method used in determining a portfolio manager's compensation with respect to a Portfolio and other accounts. Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account.

          MacKay Shields offers a Phantom Stock Plan, which enhances the firm's ability to attract, retain, motivate and reward key executives. Awards can be made annually and vesting takes place over a period of several subsequent years. Participation in the Plan by senior professionals is contingent upon the execution of an Executive Employment Agreement.

INSTITUTIONAL CAPITAL LLC


          Compensation for key ICAP investment professionals consists of competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the broad market is an important factor. Other factors include the investment professional's contribution to the investment team's dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.


WINSLOW CAPITAL MANAGEMENT, INC.

          In an effort to retain key personnel, Winslow Capital Management has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. Specifically, portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational objectives, as well as overall Winslow Capital Management results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product under the individual's management.

          At Winslow Capital, the Large Cap Growth portfolio managers are substantial owners of the firm. The financial success of the portfolio managers/owners (base salary and share of the earnings) is a direct result of providing favorable long-term results for clients. The firm establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the firm's non-owner employees based upon each individual's performance and the profitability of the firm. The incentive bonus and share of the firm's earnings engender a commitment and loyalty to the firm to always strive for success.

          Winslow Capital provides a 401(k) profit-sharing and salary savings plan for all eligible employees. Contributions are based on a percentage of the employee's total base and bonus paid during the fiscal year, subject to a specified maximum amount. At the employees' discretion, assets of this profit-sharing plan are invested in the MainStay Large Cap Growth Fund.

LORD, ABBETT & CO. LLC

          Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

          Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

          Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

          As of December 31, 2007, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Fund ($1-$10,000, $10,001-$50,000, $50,000-$100,000, $100,001-$500,000, $500,001-$1,000,000, or
over $1,000,000) was as follows:

                                   DOLLAR RANGE OF
PORTFOLIO MANAGER      PORTFOLIO      OWNERSHIP
-----------------      ---------   ---------------
Claude Athaide         None               $0
Rupal J. Bhansali      None               $0
Robert J. Centrella    None               $0
Robert H. Dial         None               $0
Tony H. Elavia         None               $0
Harvey J. Fram         None               $0
Thomas Girard          None               $0
Gary Goodenough        None               $0
Denise E. Higgins      None               $0
Justin H. Kelly        None               $0
Migene Kim             None               $0
F. Thomas O'Halloran   None               $0
Francis J. Ok          None               $0
J. Matthew Philo       None               $0
Joseph Portera         None               $0
Richard A. Rosen       None               $0
Joan M. Sabella        None               $0
Jerrold K. Senser      None               $0
Donald F. Serek        None               $0
Edward Silverstein     None               $0
Mark T. Spellman       None               $0
Edmund C. Spelman      None               $0
Jonathan Swaney        None               $0
Thomas Volpe, Jr.      None               $0
R. Bart Wear           None               $0
Thomas R. Wenzel       None               $0
Clark J. Winslow       None               $0

                               PORTFOLIO BROKERAGE

          Purchases and sales of securities on a securities exchange are effected by brokers, and the Portfolios pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., municipal bonds, other debt securities and some equity securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are usually purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          In effecting purchases and sales of portfolio securities for the account of a Portfolio, the Portfolio's Manager or Subadvisor will seek the best execution of the Portfolios' orders. The Board of Directors has adopted policies and procedures that govern the selection of broker-dealers to effect securities transactions on behalf of a Portfolio. Under these policies and procedures, the Manager or Subadvisor must consider not only the commission rate, spread or other compensation paid, but the price at which the transaction is executed, bearing in mind that it may be in a Portfolio's best interests to pay a higher commission, spread or other compensation in order to receive better execution. The Manager or Subadvisor may consider other factors, including the broker's integrity, specialized expertise, speed, ability or efficiency, research or other services. The Manager or Subadvisor may not consider a broker's promotional or sales efforts on behalf of any Portfolio as part of the broker selection process for executing Portfolio transactions. Furthermore, neither the Portfolios nor the Manager may enter into agreements under which a Portfolio directs brokerage transactions (or revenue generated from those transactions) to a broker to pay for distribution of Portfolio shares.

          NYLIFE Securities and any other broker that may be an affiliated person of a Portfolio or of an affiliated person of a Portfolio (each an "Affiliated Broker") may act as broker for that Portfolio. In order for the Affiliated Broker to effect any portfolio transactions for the Portfolios on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Portfolios will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

          As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager or a Subadvisor may cause a Portfolio to pay a broker-dealer (except the Affiliated Broker) that provides brokerage and research services to the Manager or Subadvisor an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Manager or the Subadvisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Subadvisor's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

          Although commissions paid on every transaction will, in the judgment of the Manager or the Subadvisors, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Fund and the Manager's or the Subadvisors' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

          Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Manager or the Subadvisors for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Manager or the Subadvisor. Research provided by brokers is used for the benefit of all of the Manager's or the Subadvisors' clients and not solely or necessarily for the benefit of the Fund. The Manager's or the Subadvisors' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Manager or the Subadvisors as a consideration in the selection of brokers to execute portfolio transactions.

          Certain of the Portfolios may participate in commission recapture programs with certain brokers selected by the Manager. Under these programs, a Portfolio may select a broker or dealer to effect transactions for the Portfolio whereby the broker or dealer uses a negotiated portion of the commissions earned on such brokerage transactions to pay bona fide operating expenses of the Portfolio. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for transfer agency, sub-transfer agency, recordkeeping, or shareholder services or other bona fide services of the Portfolios.

          In certain instances there may be securities that are suitable for a Portfolio's portfolio as well as for that of another Portfolio or one or more of the other clients of the Manager or the Subadvisors. Investment decisions for a Portfolio and for the Manager's or the Subadvisors' other clients are made independently from those of the other accounts and investment companies that may be managed by the Manager or the Subadvisor with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. The Manager and Subadvisors believe that over time the Fund's ability to participate in volume transactions will produce better executions for the Portfolios.

          The management fees paid by the Fund, on behalf of each Portfolio, to the Manager and the Subadvisory fee that the Manager pays on behalf of certain Portfolios to the Subadvisors will not be reduced as a consequence of the Manager's or the Subadvisors' receipt of brokerage and research services. To the extent a Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount that cannot be clearly determined. Such services would be useful and of value to the Manager and the Subadvisors in serving both the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Manager and the Subadvisors in carrying out their obligations to the Portfolios.

          The table below shows the dollar-amount of brokerage commissions paid by each of the Portfolios for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005.

                               AMOUNT OF BROKERAGE
                                COMMISSIONS PAID

                                       YEAR ENDED   YEAR ENDED   YEAR ENDED
PORTFOLIO                               12/31/07     12/31/06     12/31/05
---------                              ----------   ----------   ----------
Balanced Portfolio                     $  126,973    $ 46,396     $ 67,972
Bond Portfolio                                  0           0            0
Capital Appreciation Portfolio            644,859     583,766      670,361
Common Stock Portfolio                    526,087     438,381      463,847
Conservative Allocation Portfolio               0           0            0
Convertible Portfolio                      94,615     129,584      165,519
Developing Growth Portfolio               163,414     233,505      122,089
Floating Rate Portfolio                         0           0            0
Government Portfolio                            0           0            0
Growth Allocation Portfolio                     0           0            0
High Yield Corporate Bond Portfolio       125,974      23,623      131,142
ICAP Select Equity Portfolio              406,434     148,665      121,975
International Equity Portfolio          1,336,920     826,152      845,354
Large Cap Growth Portfolio                420,333     384,167      368,334
Mid Cap Core Portfolio                    282,016     283,773      249,810
Mid Cap Growth Portfolio                  281,284     308,288      182,928
Mid Cap Value Portfolio                   511,828     614,129      664,966
Moderate Allocation Portfolio                   0           0            0
Moderate Growth Allocation Portfolio            0           0            0
S&P 500 Index Portfolio                    52,673      72,619       69,817
Small Cap Growth Portfolio                186,093     270,061      186,499
Total Return Portfolio                    370,915     316,010      400,832
Value Portfolio                           685,869     675,440      838,374

     The following table shows the dollar amount of brokerage commissions paid to brokers that provided research services during the fiscal year ended December 31, 2007 and the dollar amount of the transactions involved.


                                            TOTAL AMOUNT OF           TOTAL BROKERAGE
                                       TRANSACTIONS PERFORMED BY        COMMISSIONS
                                         BROKERS THAT PROVIDED     PAID TO BROKERS THAT
PORTFOLIO                                  RESEARCH SERVICES         PROVIDE RESEARCH
---------                              -------------------------   --------------------
Balanced Portfolio                            $ 21,851,221               $ 19,425
Bond Portfolio                                           0                      0
Capital Appreciation Portfolio                 109,619,292                 84,006
Common Stock Portfolio                         104,674,104                108,790
Conservative Allocation Portfolio                        0                      0
Convertible Portfolio                            8,726,031                  7,560
Developing Growth Portfolio                              0                      0
Floating Rate Portfolio                                  0                      0
Government Portfolio                                     0                      0
Growth Allocation Portfolio                              0                      0
Large Cap Growth Portfolio                      61,604,688                 58,784
High Yield Corporate Bond Portfolio              9,950,484                 19,474
ICAP Select Equity Portfolio                    26,073,573                 21,008
International Equity Portfolio                  29,146,996                 53,367
Mid Cap Core Portfolio                          50,799,222                 54,300
Mid Cap Growth Portfolio                        25,551,632                 21,792
Mid Cap Value Portfolio                         66,545,950                 72,136
Moderate Allocation Portfolio                            0                      0
Moderate Growth Allocation Portfolio                     0                      0
S&P 500 Index Portfolio                                  0                      0
Small Cap Growth Portfolio                       6,081,499                  7,244
Total Return Portfolio                          55,378,248                 43,348
Value Portfolio                                105,225,514                 92,201


     As of December 31, 2007, the following Portfolios held securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies:

PORTFOLIO                        BROKER-DEALER                                           MARKET VALUE
---------                        -------------                                           ------------
BALANCED PORTFOLIO
                                 Bank of America Corp.                                   $ 1,070,367
                                 Goldman Sachs Group, Inc. (The)                           1,629,004
                                 JPMorgan Chase & Co.                                      1,285,100
                                 Bank of America Corp.                                       590,875
                                 Bank of America Corp.                                       733,643
                                 Bank of New York Co., Inc. (The)                            575,039
                                 Wachovia Bank N.A.                                          862,176
                                 Wachovia Corp.                                              127,011
                                 Wachovia Corp.                                               75,552
                                 Bear Stearns Cos., Inc. (The)                               864,848
                                 Bear Stearns Cos., Inc. (The)                             1,130,773
                                 Credit Suisse First Boston USA, Inc.                        104,054
                                 Credit Suisse First Boston USA, Inc.                      1,094,704
                                 Goldman Sachs Group, Inc. (The)                             643,014
                                 Goldman Sachs Group, Inc. (The)                             318,181

PORTFOLIO                        BROKER-DEALER                                           MARKET VALUE
---------                        -------------                                           ------------
                                 Goldman Sachs Group, Inc. (The)                           1,384,278
                                 Goldman Sachs Group, Inc. (The)                             131,998
                                 JPMorgan Chase & Co.                                        369,067
                                 JPMorgan Chase & Co.                                        406,471
                                 JPMorgan Chase & Co.                                        403,351
                                 Lehman Brothers Holdings, Inc.                              545,264
                                 Lehman Brothers Holdings, Inc.                              156,337
                                 Lehman Brothers Holdings, Inc.                            1,703,253
                                 Merrill Lynch & Co., Inc.                                   285,000
                                 Merrill Lynch & Co., Inc.                                   564,978
                                 Merrill Lynch & Co., Inc.                                   353,124
                                 Merrill Lynch & Co., Inc.                                 1,150,882
                                 Morgan Stanley                                              583,291
                                 Morgan Stanley                                              943,328
                                 Morgan Stanley                                              427,236
BOND PORTFOLIO
                                 Chase Issuance Trust                                      2,778,634
                                 Chase Issuance Trust                                      8,193,488
                                 Chase Funding Mortgage Loan Asset-Backed Certificates       620,003
                                 JPMorgan Mortgage Acquisition Corp.                         957,245
                                 JPMorgan Mortgage Acquisition Corp.                         949,859
                                 JPMorgan Mortgage Acquisition Corp.                         935,721
                                 Morgan Stanley Mortgage Loan Trust                        1,864,324
                                 Bank of America Corp.                                       966,300
                                 Bank of America Corp.                                     1,001,783
                                 Mellon Financial Corp.                                      189,126
                                 Goldman Sachs Group, Inc. (The)                           2,057,644
                                 JPMorgan Chase & Co.                                      1,994,186
                                 Lehman Brothers Holdings, Inc.                              730,422
                                 Lehman Brothers Holdings, Inc.                              507,477
                                 Morgan Stanley                                            1,261,092
                                 Morgan Stanley                                            2,096,284
                                 Banc of America Commercial Mortgage, Inc.                 3,513,782
                                 Banc of America Commercial Mortgage, Inc.                 1,010,484
                                 Banc of America Commercial Mortgage, Inc.                 2,050,972
                                 Banc of America Funding Corp.                             1,023,320
                                 Bear Stearns Adjustable Rate Mortgage Trust                 482,002
                                 Bear Stearns Commercial Mortgage Securities               1,006,198
                                 Bear Stearns Commercial Mortgage Securities               1,006,368
                                 Bear Stearns Commercial Mortgage Securities                 496,876
                                 Bear Stearns Commercial Mortgage Securities               1,014,619
                                 Bear Stearns Commercial Mortgage Securities               5,088,549
                                 Bear Stearns Commercial Mortgage Securities               1,024,223
                                 Credit Suisse Mortgage Capital Certificates               4,988,599
                                 JP Morgan Chase Commercial Mortgage Securities Corp.      1,006,899
                                 JP Morgan Chase Commercial Mortgage Securities Corp.      1,019,139

PORTFOLIO                        BROKER-DEALER                                           MARKET VALUE
---------                        -------------                                           ------------
                                 JP Morgan Chase Commercial Mortgage Securities Corp.      6,183,587
                                 JP Morgan Chase Commercial Mortgage Securities Corp.      1,031,370
                                 LB-UBS Commercial Mortgage Trust                          1,028,400
                                 LB-UBS Commercial Mortgage Trust                          1,267,052
                                 LB-UBS Commercial Mortgage Trust                          1,026,215
                                 Merrill Lynch Mortgage Trust                              2,499,533
                                 Merrill Lynch/Countrywide Commercial Mortgage Trust       1,029,177
                                 Morgan Stanley Capital I                                  1,015,132
                                 Morgan Stanley Capital I                                  1,003,038
                                 Wachovia Bank Commercial Mortgage Trust                   1,947,905
CAPITAL APPRECIATION PORTFOLIO
                                 Goldman Sachs Group, Inc. (The)                           8,494,475
                                 Merrill Lynch & Co., Inc.                                 4,820,464
                                 Toyota Motor Credit Corp.                                 6,993,498
CASH MANAGEMENT PORTFOLIO
                                 Bank of America Corp.                                     5,187,798
                                 Deutsch Bank Financial LLC                                6,175,227
                                 Goldman Sachs Group, Inc.                                 5,459,332
                                 Goldman Sachs Group, Inc.                                 5,955,480
                                 JPMorgan Chase & Co.                                      4,833,006
                                 Merrill Lynch & Co., Inc.                                 4,191,775
                                 Merrill Lynch & Co., Inc.                                 3,603,866
                                 Morgan Stanley                                            4,914,017
                                 Morgan Stanley                                              567,484
                                 Morgan Stanley                                            2,974,537
                                 Toyota Motor Credit Corp.                                 4,954,000
                                 Toyota Motor Credit Corp.                                 3,492,612
                                 Toyota Motor Credit Corp.                                 4,145,820
                                 UBS Finance Delaware LLC                                  1,420,154
                                 UBS Finance Delaware LLC                                  4,794,549
                                 UBS Finance Delaware LLC                                  3,920,469
                                 Bank of America N.A                                       6,369,160
                                 Wachovia Bank N.A.                                        4,752,467
                                 Wachovia Corp.                                            3,660,802
                                 Morgan Stanley                                            3,500,241
COMMON STOCK PORTFOLIO
                                 Bank of New York Mellon Corp. (The)                      11,397,991
                                 Goldman Sachs Group, Inc. (The)                             363,219
                                 Merrill Lynch & Co., Inc.                                 2,636,923
                                 Morgan Stanley                                           10,302,384
                                 Wachovia Corp.                                              494,162
                                 Bank of America Corp.                                     8,390,551
                                 JPMorgan Chase & Co.                                     14,813,719

PORTFOLIO                        BROKER-DEALER                                           MARKET VALUE
---------                        -------------                                           ------------
CONVERTIBLE PORTFOLIO
                                 Credit Suisse USA, Inc. (Hewlett-Packard Co.)             9,559,904
                                 Merrill Lynch & Co., Inc.                                13,341,416
                                 Lehman Brothers Holdings, Inc. (Whole Foods Market,
                                 Inc.)                                                     9,048,461
FLOATING RATE PORTFOLIO
                                 Wachovia Capital Markets LLC                              9,260,000
GOVERNMENT PORTFOLIO
                                 Chase Issuance Trust                                        804,361
                                 Banc of America Commercial Mortgage, Inc.                 1,627,198
                                 Credit Suisse Mortgage Capital Certificates               1,248,220
                                 GS Mortgage Securities Corp. II                           1,232,901
ICAP SELECT EQUITY PORTFOLIO
                                 Morgan Stanley                                            9,047,023
                                 JPMorgan Chase & Co.                                     18,251,767
LARGE CAP GROWTH PORTFOLIO
                                 Goldman Sachs Group, Inc. (The)                           6,494,510
MID CAP GROWTH PORTFOLIO
                                 Toyota Motor Credit Corp.                                 3,996,284
S&P 500 PORTFOLIO
                                 Bank of New York Mellon Corp. (The)                       6,107,873
                                 Bear Stearns Cos., Inc. (The)                             1,130,130
                                 Goldman Sachs Group, Inc. (The)                           9,478,974
                                 Lehman Brothers Holdings, Inc.                            3,833,475
                                 Merrill Lynch & Co., Inc.                                 5,100,190
                                 Morgan Stanley                                            6,242,762
                                 Wachovia Corp.                                            8,318,112
                                 Bank of America Corp.                                    20,278,382
                                 JPMorgan Chase & Co.                                     16,219,554
SMALL CAP GROWTH PORTFOLIO
                                 Toyota Motor Credit Corp.                                 2,997,213
TOTAL RETURN PORTFOLIO
                                 Chase Issuance Trust                                        733,803
                                 Bank of America Credit Card Trust                           435,436
                                 Bank of America Corp.                                     1,022,340
                                 Bear Stearns Cos., Inc. (The)                               570,617
                                 Banc of America Commercial Mortgage, Inc.                   803,616

PORTFOLIO                        BROKER-DEALER                                           MARKET VALUE
---------                        -------------                                           ------------
                                 Credit Suisse Mortgage Capital Certificates               1,910,154
                                 LB-UBS Commercial Mortgage Trust                          1,032,618
                                 LB-UBS Commercial Mortgage Trust                            461,113
                                 LB-UBS Commercial Mortgage Trust                            632,057
                                 LB-UBS Commercial Mortgage Trust                            396,559
                                 Merrill Lynch Mortgage Trust                                360,114
                                 Merrill Lynch Mortgage Trust                              1,514,682
                                 Wachovia Bank Commercial Mortgage Trust                     143,611
                                 Toyota Motor Corp.                                           27,080
                                 Bank of America Corp.                                     2,058,874
                                 Bank of New York Mellon Corp. (The)                       1,905,785
                                 Goldman Sachs Group, Inc. (The)                           3,354,780
                                 JPMorgan Chase & Co.                                      2,077,042
                                 Merrill Lynch & Co., Inc.                                 1,363,472
                                 Morgan Stanley                                            1,094,066
                                 Deutsche Bank Financial LLC                               5,249,526
                                 Toyota Motor Credit Corp.                                 2,997,214
VALUE PORTFOLIO
                                 Bank of New York Mellon Corp. (The)                      13,689,614
                                 Goldman Sachs Group, Inc. (The)                          10,735,296
                                 Merrill Lynch & Co., Inc.                                 4,315,872
                                 Morgan Stanley                                            6,325,401
                                 Bank of America Corp.                                    18,595,552
                                 JPMorgan Chase & Co.                                     12,341,601
                                 Toyota Motor Credit Corp.                                 6,993,498

     A Portfolio's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.


     The turnover rate for a Portfolio will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate generally would result in greater brokerage commissions, particularly in the case of an equity oriented Portfolio, or other transactional expenses which must be borne, directly or indirectly, by the Portfolio and, ultimately, by the Portfolio's shareholders. High portfolio turnover may result in increased brokerage commissions and in the realization of a substantial increase in net short-term capital gains by the Portfolio that, when distributed to non-tax exempt shareholders, will be treated as dividends (ordinary income).



TURNOVER



     The higher turnover rate of the Capital Appreciation Portfolio for the period ended December 31, 2007 was due to significant repositioning of the Portfolio's holdings that reflected changes in the relative attractiveness of many stocks as determined by the portfolio managers' stock screening process.



     Because the Manager does not expect to reallocate the assets of the Asset Allocation Portfolios among the Underlying Portfolios/Funds on a frequent basis, the turnover rate for those Portfolios is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Asset Allocation Portfolios indirectly bear the expenses associated with the portfolio turnover of the Underlying Portfolios/Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates. Portfolio turnover rates for each Underlying Portfolio/Fund for which financial highlights are available are provided under "Financial Highlights" in the applicable Prospectus.


                                 NET ASSET VALUE


     The Fund determines the net asset value or NAV per share of each Portfolio on each day the NYSE is open for regular trading. NAV per share is calculated as of the close of the NYSE (currently 4:00 pm, Eastern time) for each class of shares of each Portfolio by dividing the current market value of the total Portfolio assets, less liabilities attributable to that class, by the total number of shares of that class of the Portfolio that are issued and outstanding. With respect to any portion of a Portfolio's assets that are invested in one or more Underlying Portfolios, the Portfolio's NAV is calculated based upon the NAVs of those Underlying Portfolios.

     The value of a Portfolio's other investments are generally based on current market prices. If current market values are not available or, in the judgment of the Manager, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio's securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless the Manager deems a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. The NAV of a Portfolio's shares may change on days when shareholders will not be able to purchase or redeem shares.

How Portfolio Securities are Valued

     Portfolio securities of each of the Underlying Portfolios are valued:

     (a) by appraising common and preferred stocks that are traded on the NYSE or other exchanges and the NASD National Market System ("NMS") at the last sale price of the exchange on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads or infrequent trading may indicate a lack of readily available market quotations that may then be "fair valued" in accordance with fair valuation policies established by the Board);

     (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;

     (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by a Portfolio's Manager or Subadvisor, or if the prices are deemed by the Manager or the Subadvisor not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies established by the Board;

     (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the Manager, in consultation with a Portfolio's Adviser and Subadvisor, if any, approved by the Valuation Sub-Committee and ratified by the Valuation Committee if those prices are deemed by a Portfolio's Manager or Subadvisor to be representative of market values at the close of the NYSE;

     (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded;

     (f) by appraising forward foreign currency exchange contracts held by the Portfolios at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and

     (g) securities that cannot be valued by the methods set forth above and all other assets are valued in good faith at "fair value" in accordance with valuation policies established by the Board.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign exchange are valued at the last sale price on the business day as of which such value is being determined on the close of the exchange representing the principal market for such securities and should there be no sale price on that exchange, such securities should then be valued at the last sale price on any other exchange that the Manager may designate. If there were no sales on any exchange, the securities shall be valued at the mean between the closing bid price and asked price. Prior to the daily calculation of each Portfolio's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Board. For financial accounting purposes, the Fund recognizes dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Fund is informed on or after the ex-dividend date.

     A significant event occurring after the close of trading but before the calculation of the Portfolio's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Board. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Portfolio's calculation of its NAV. The Subadvisors, if any, and the Manager will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the Manager, in consultation with the Subadvisor, if any, may, in its judgment, determine that an adjustment to a Portfolio's NAV should be made because intervening events have caused the Portfolio's NAV to be materially inaccurate, the Manager will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Board.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios will be allocated in proportion to the NAVs of the respective Portfolios except where allocation of direct expenses can otherwise be fairly made in the judgment of the Manager or the Subadvisor.

                        PURCHASE AND REDEMPTION OF SHARES

     The Portfolios generally offer their shares to NYLIAC for allocation to NYLIAC's Separate Accounts. However, shares of each Portfolio, except the Balanced and Total Return Portfolios, are also offered to the Asset Allocation Portfolios. Each Asset Allocation Portfolio is structured as a "fund of funds" which means that it pursues its investment goal by investing its assets in Initial Class shares of a combination of the Portfolios.

     The Separate Accounts are used to fund multi-funded retirement annuity policies and variable life insurance policies issued by NYLIAC. Shares of the Portfolios may be sold to NYLIAC Separate Accounts funding both variable annuity contracts and variable life insurance policies and may be sold to affiliated life insurance companies of NYLIAC, including New York Life. The Fund currently does not foresee any disadvantages to Owners arising from offering the Fund's shares to Separate Accounts funding both life insurance policies and variable annuity contracts. Due, however, to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts participating in the Fund might at some time be in conflict. However, the Board of Directors and insurance companies whose separate accounts invest in the Fund are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners. The Board of Directors will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investment in the Fund. This might force the Fund to sell securities at disadvantageous prices. The Portfolios do not presently intend to offer their shares directly to the public.

     The Fund is required to redeem all full and fractional shares of the Fund for cash. The redemption price is the NAV per share next determined after the receipt of proper notice of redemption.

     The right to redeem shares or to receive payment with respect to any redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when such exchange is closed (other than customary weekend and holiday closings) for any period during which an emergency exists, as defined by the SEC, which makes disposal of a Portfolio's securities or determination of the NAV of each Portfolio not reasonably practicable, and for any other periods as the SEC may by order permit for the protection of shareholders of each Portfolio.

     Investment decisions for each Portfolio are made independently from those of the other Portfolios and investment companies advised by the respective Adviser or Subadvisor. However, if such other Portfolios or investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Portfolio invests at the same time as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

          Certain of the Portfolios have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Portfolio may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Portfolios experience unusually large redemption requests. A mutual fund is considered to be using leverage whenever it borrows an amount more than 5% of its assets. None of the Portfolios intend to borrow for the purpose of purchasing securities using the credit facility or any other source of borrowed funds.

                                 TAX INFORMATION

          The following discussion summarizes certain U.S. federal tax considerations incidental to an investment in a Portfolio. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal, state, local and foreign tax aspects of an investment in a Portfolio.

          Each Portfolio of the Fund intends to elect to qualify as a "regulated investment company" under the provisions of Subchapter M of the Code. If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

          To qualify for treatment as a regulated investment company, a Portfolio generally must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships, gains from the sale or other disposition of securities or foreign currencies, and other income (including gains from certain options, futures, and forward contracts) derived with respect to its business of investing in securities or foreign currencies; (b) diversify its holdings so that at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Portfolio's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses or in certain publicly traded partnerships; and (c) distribute in each taxable year at least 90% of the sum of its investment company taxable income and its net tax-exempt interest income. If a Portfolio does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions (to the extent of available earnings and profits) will be taxed to shareholders as ordinary income (except to the extent a shareholder is exempt from tax).

          Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

     -    98% of the Portfolio's ordinary income for the calendar year;

     - 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

     - any undistributed ordinary income or capital gain net income for the prior year.

          The excise tax generally is inapplicable to any regulated investment company whose shareholders are solely either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios currently intend to make the distributions required to avoid the imposition of such a tax.

          Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on a Portfolio by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a Portfolio to both qualify as a regulated investment company and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject a Portfolio to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

          The Treasury Department may issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

          In the event that rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that the Fund will not have to change a Portfolio's investment objective or investment policies. A Portfolio's investment objective and the investment policies of a Portfolio may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

          The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time.

                               GENERAL INFORMATION

          The Fund was incorporated under Maryland law on June 3, 1983. The Fund was formerly known as the New York Life MFA Series Fund, Inc. On August 22, 1996, the Fund's name was changed to its present form. The authorized capital stock of the Fund consists of 7,000,000,000 shares of common stock, par value $0.01 per share. The Fund offers shares of common stock in twenty four series, each corresponding to a different Portfolio. Each of the Portfolios is diversified. Each Portfolio offers two classes of shares, the Initial Class and Service Class, except the Cash Management Portfolio, which offers only Initial Class shares. The classes differ in that (i) each class has a different class designation; (ii) only the Service Class shares are subject to a distribution and service fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (iii) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter.

          There exist 450,000,000 unclassified shares which may be reclassified and issued as an addition to one or more of the above classes or to any new series, class or classes of shares as determined by the Fund's Board of Directors. The shares of each series or class, when issued, will be fully paid and nonassessable, will have no preference, conversion, exchange or similar rights, and will be freely transferable.

          Each issued and outstanding share in a class of a Portfolio is entitled to participate equally in dividends and distributions declared by the Fund with respect to such Portfolio and class. Shares of each class of stock of a Portfolio will have a pro rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. If any assets, liabilities, revenue or expenses are not clearly allocable to a particular Portfolio or to a particular class of shares of a Portfolio (such as fees for non-interested Directors or extraordinary legal fees), they will be allocated to each class on the basis of relative net assets or otherwise as determined by the Board of Directors. In the unlikely event that any Portfolio incurs liabilities in excess of its assets, the other Portfolios could be held liable for such excess.

          All shares of common stock, of whatever class, are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Portfolios differ, the voting is on a Portfolio-by-Portfolio basis. Approval or disapproval by the shares in one Portfolio on such a matter would not generally be a prerequisite to approval or disapproval by shares in another Portfolio; and shares in a Portfolio not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Portfolio-by-Portfolio vote are changes in fundamental investment policies of a particular Portfolio and approval of the investment advisory agreement. Similarly, as described above, to the extent that one class of a Portfolio alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. For example, an increase in the distribution and service fee under the 12b-1 Plan applicable to a particular class would be submitted to the shareholders of that class.

          The vote of a majority of the Fund shares (or of the shares of any Portfolio or of any class) means the vote, at any special meeting, of the lesser of (i) 67% or more of the outstanding shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or of the Portfolio or class).

          The Board of Directors has decided not to hold routine annual stockholders' meetings. Special stockholders' meetings will be called whenever one or more of the following is required to be acted on by stockholders pursuant to the 1940 Act: (i) election of Directors; (ii) approval of investment advisory agreement; or (iii) ratification of selection of independent accountants. Not holding routine annual meetings results in Policy Owners having a lesser role in governing the business of the Fund.

          NYLIAC is the legal owner of the shares and as such has the right to vote to elect the Board of Directors of the Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent of current applicable law, NYLIAC will vote the shares of the Fund at special meetings of the shareholders of the Fund in accordance with instructions received from Owners of Policies that are publicly offered. The current prospectuses for the Policies more fully describe voting rights of these Owners.

          The initial capital for the Portfolios was provided by NYLIAC Separate Accounts. The equity of NYLIAC in the Separate Accounts is represented by its ownership of accumulation units in the Separate Accounts. Such accumulation units were acquired for investment and can be disposed of only by redemption. NYLIAC has agreed not to redeem its accumulation units of any Separate Account until such time as this can be done without any significant impact upon the Separate Account.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          As of March 31, 2008, the following persons owned of record or beneficially 5% or more of the Service Class of shares of the following Portfolios. Any entity that owned 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio, as that term is defined in the 1940 Act.

                                       NYLIAC                   NYLIAC
                             VARIABLE ANNUITY SEPARATE     VARIABLE ANNUITY
PORTFOLIO                           ACCOUNT III          SEPARATE ACCOUNT IV
---------                    -------------------------   -------------------
Balanced                               69.5%                    24.1%
Bond                                   72.2%                    27.8%
Capital Appreciation                   79.4%                    20.6%
Common Stock                           74.3%                    25.7%
Conservative Allocation                65.2%                    27.8%
Convertible                            77.2%                    22.8%
Developing Growth                      62.6%                    37.4%
Floating Rate                          72.7%                    22.6%
Government                             72.2%                    27.8%
Growth Allocation                      49.8%                    44.5%
High Yield Corporate Bond              77.2%                    22.8%
ICAP Select Equity                     65.4%                    34.6%

                                       NYLIAC                   NYLIAC
                             VARIABLE ANNUITY SEPARATE     VARIABLE ANNUITY
PORTFOLIO                           ACCOUNT III          SEPARATE ACCOUNT IV
---------                    -------------------------   -------------------
International Equity                   65.7%                    34.3%
Large Cap Growth                       66.8%                    33.2%
Mid Cap Core                           68.7%                    31.3%
Mid Cap Growth                         72.2%                    27.8%
Mid Cap Value                          76.4%                    23.6%
Moderate Allocation                    64.5%                    29.0%
Moderate Growth Allocation             57.6%                    36.3%
S&P 500 Index                          77.2%                    22.8%
Small Cap Growth                       76.9%                    23.1%
Total Return                           81.0%                    19.0%
Value                                  77.1%                    22.9%

                                 CODE OF ETHICS

          The Fund, NYLIM, the Subadvisors, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. A copy of each of the Codes of Ethics is on public file with, and is available from, the SEC.

                                  LEGAL COUNSEL

          Legal advice regarding certain matters relating to the Federal securities laws has been provided by Dechert LLP, Washington, D.C.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The financial statements of the Fund for the year ended December 31, 2007, including the financial highlights for each of the periods presented appearing in the 2007 Annual Report to shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in the SAI.

          PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the independent registered public accounting firm of the Fund. PWC is responsible for auditing the annual financial statements of the Portfolios. The Fund's Annual Report, which is incorporated by reference in this SAI, has been incorporated in reliance on the report of PricewaterhouseCoopers LLP, the independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

FITCH INVESTORS SERVICES, INC.

TAX-EXEMPT BONDS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

TAX-EXEMPT NOTES AND COMMERCIAL PAPER

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

     F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issue assigned F-1+ and F-1 ratings.

     F-3: Far credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

MOODY'S INVESTORS SERVICE, INC.

          Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

          A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

          Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

MUNICIPAL SHORT-TERM LOAN RATINGS

          MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

CORPORATE SHORT-TERM DEBT RATINGS

          Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME 3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Long-Term Debt Ratings

INVESTMENT GRADE

          AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

SPECULATIVE GRADE

          Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          CC: An obligation rated CC is currently highly vulnerable to nonpayment.

          C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

          D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

          Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

SHORT-TERM RATING DEFINITIONS

          A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                     PART C

Item 23.  EXHIBITS


a.   Articles of Incorporation

          1. Articles of Incorporation - Previously filed as Exhibit (a)(1) to Post-Effective Amendment No. 28 filed on April 14, 2000*

          2. Articles Supplementary - Previously filed as Exhibit (a)(2) to Post-Effective Amendment No. 28 filed on April 14, 2000*

          3. Articles of Amendment - Previously filed as Exhibit (a)(3) to Post-Effective Amendment No. 28 filed on April 14, 2000*

          4. Articles Supplement - Previously filed as Exhibit (a)(4) to Post-Effective Amendment No. 31 filed on May 16, 2001*

          5. Articles of Amendment - Previously filed as Exhibit (a)(5) to Post-Effective Amendment No. 37 filed on May 13, 2003*

          6. Articles Supplementary - Previously filed as Exhibit (a)(6) to Post-Effective Amendment No. 37 filed on May 13, 2003*

          7. Articles Supplementary - Previously filed as Exhibit (a)(7) to Post-Effective Amendment No. 41 filed on April 5, 2005*

          8. Articles of Amendment - Previously filed as Exhibit (a)(8) to Post-Effective Amendment No. 41 filed on April 5, 2005*

          9. Articles Supplementary - Previously filed as Exhibit (a)(9) to Post-Effective Amendment No. 44 filed on December 21, 2005*

          10. Articles of Amendment - Previously filed in Registrant's Form N-SAR for the period ended December 31, 2006, filed on March 1, 2007*

          11. Articles Supplementary - Previously filed as Exhibit (a)(11) to Post-Effective Amendment No. 47 filed on April 5, 2007*

          12.  Articles Supplementary - filed herewith

          13.  Articles Supplementary - filed herewith

b. Amended and Restated By-Laws of Registrant - Previously filed in Registrant's Form N-SAR for the period ended December 31, 2006, filed on March 1, 2007*

c. Form of Specimen Certificate for shares of common stock of newly created Portfolios - Previously filed as Exhibit (c) to Post-Effective Amendment No. 28 filed on April 14, 2000*

d.   Investment Advisory Contracts

          1. Form of Restatement of Management Agreement dated May 1, 2008 between the Registrant and New York Life Investment Management LLC - Filed herewith

          2. Form of Sub-Advisory Agreement between NYLIM and MacKay Shields with respect to the Capital Appreciation, Total Return, Government, Cash Management, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios - Previously filed as Exhibit (d)(10) to Post-Effective Amendment No. 41 filed on April 5, 2005*

               (i) Form of Amendment dated May 1, 2008 to Sub-Advisory Agreement between NYLIM and MacKay Shields with respect to the Capital Appreciation, Total Return, Government, Cash Management, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios - Filed herewith

          3. Form of Master Sub-Advisory Agreement with MacKay Shields with respect to the Equity Income, Mid Cap Growth and Small Cap Growth Portfolios - Previously filed as Exhibit (d)(11) to Post-Effective Amendment No. 31 filed on May 16, 2001*

               (i) Form of Amendment dated May 1, 2008 to Master Sub-Advisory Agreement with MacKay Shields with respect to the Equity Income, Mid Cap Growth and Small Cap Growth Portfolios - Filed herewith

          4. Form of Subadvisory Agreement between New York Life and Lord, Abbett & Co. on behalf of the Developing Growth Portfolio - Previously filed as Exhibit (d)(9) to Post-Effective Amendment No. 24 filed on February 13, 1998*

          5. Subadvisory Agreement between NYLIM ad Winslow Capital Management, Inc. on behalf of the Growth Portfolio - Previously filed as Exhibit (d)(8) to Post-Effective Amendment No. 46 filed on April 7, 2006*

          6. Subadvisory Agreement between New York Life Investment Management LLC and Institutional Capital LLC dated September 28, 2006 - Previously filed as an Exhibit to Registrant's Form N-14 filed on March 22, 2007*

               (i) Form of Amendment to the Subadvisory Agreement between New York Life Investment Management LLC and Institutional Capital LLC dated September 28, 2006 - Filed herewith

e. Amended and Restated Distribution and Service Agreement - Previously filed as Exhibit (e) to Post-Effective Amendment No. 46 filed on April 7, 2006*

f.   Not Applicable

g.   Custodian Agreements

          1. Master Custodian Agreement with Investors Bank & Trust Company - Previously filed as Exhibit (g)(1) to Post-Effective Amendment No. 46 filed on April 7, 2006*

               (i) Amendment dated December 7, 2007 to Master Custodian Agreement with State Street Bank & Trust Company dated June 30, 2005 - Filed herewith

               (ii) Extension Agreement dated January 31, 2008 to the Master
                    Custodian Agreement dated June 30, 2005 - Filed herewith

          2. Master Delegation Agreement with Investors Bank & Trust Company dated June 30, 2005 - Previously filed as Exhibit (g)(3) to Post-Effective amendment No. 46 filed on April 7, 2006*

               (i) Amendment dated December 7, 2007 to Master Delegation Agreement with State Street Bank & Trust Company dated June 30, 2005 - Filed herewith

h.   Other Material Contracts

          1. Addendum to the Fund Participation Agreement - Previously filed as Exhibit (h)(1) to Post-Effective Amendment No. 46 filed on April 7, 2006*

          2. Form of Stock License Agreement relating to the use of the New York Life name and service marks - Previously filed as Exhibit
               (h)(2) to Post-Effective Amendment No. 28 filed on April 14,
               2000*

          3. Administration Agreement between MainStay VP Series Fund, Inc. and New York Life Insurance and Annuity Corporation - Previously filed as Exhibit (h)(3) to Post-Effective Amendment No. 30 filed on April 13, 2001*

               (i) Form of Substitution Agreement substituting NYLIM for New York Life - Filed as Exhibit (h)(3)(a) to Post-Effective Amendment No. 30 filed on April 13, 2001*

          4. Administration Agreement Supplements - Previously filed as Exhibit (h)(4) to Post-Effective Amendment No. 41 filed on April 5, 2005*

          5. Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company - Filed herewith

               (i) Amendment dated December 7, 2007 to Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and State Street Bank & Trust Company - Filed herewith

               (ii) Extension Agreement dated January 31, 2008 to the Master
                    Fund Sub-Accounting and Sub-Administration Agreement dated June 30, 2005 - Filed herewith

i. Legal Opinion of Dechert LLP - Previously filed as Exhibit(i) to Post-Effective Amendment No. 47 filed on April 5, 2007*

j.   Consent of Independent Registered Public Accounting Firm - Filed herewith

k.   Not applicable

l.   Initial Capital Agreements

          1. Form of Initial Stock Subscription Letter - Previously filed as Exhibit (l)(1) to Post-Effective Amendment No. 1 filed on August 24, 1983*

          2.   Form of Investment Undertaking - Previously filed as Exhibit
               (l)(2) to Post-Effective Amendment No. 1 filed on August 24,
               1983*

m.   Rule 12b-1 Plan

          1. Amended and Restated Distribution and Service Plan - Previously filed as Exhibit (m)(1) to Post-Effective Amendment No. 46 filed on April 7, 2006*

          2.   12b-1 Plan Services Agreement - Previously filed as Exhibit
               (m)(2) to Post-Effective Amendment No. 46 filed on April 7, 2006*

n. Amended 18f-3 Plan - Previously filed as Exhibit (n) to Post-Effective Amendment No. 44 filed on December 31, 2005*

p.   Codes of Ethics

          1. MainStay VP Series Fund, Inc. Code of Ethics - Previously filed as Exhibit (p)(1) to Post-Effective Amendment No. 47 filed on April 5, 2007*

          2.   Winslow Capital Management, Inc. - Previously filed as Exhibit
               (p)(3) to Post-Effective Amendment No. 44 filed on December 21, 2005*

          3. Lord, Abbett & Co. - Previously filed as Exhibit (p)(4) to Post-Effective Amendment No. 47 filed on April 5, 2007*

          4. Institutional Capital LLC - Previously filed as Exhibit (p)(5) to Post-Effective Amendment No. 47 filed on April 5, 2007*

          5. MacKay Shields LLC - Previously filed as Exhibit (p)(6) to Post-Effective Amendment No. 47 filed on April 5, 2007*

          6.   NYLIM Holdings LLC Code of Ethics - Filed herewith

Other Exhibits:

Powers of Attorney - Previously filed as Exhibits to Post-Effective Amendment No. 1 to Registrant's Form N-14 (333-141510) filed on September 21, 2007*

----------
*    Incorporated herein by reference

Item 24. PERSONS CONTROLLED OR UNDER COMMON CONTROL WITH REGISTRANT

         Shares of the Registrant are currently offered only to separate accounts of New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), for allocation to, among others, NYLIAC Variable Annuity Separate Account-I and NYLIAC Variable Annuity Separate Account-II (the "Separate Accounts"); NYLIAC MFA Separate Account I and NYLIAC MFA Separate Account II and VLI Separate Account and NYLIAC Life Stages Annuity Separate Account (the "Variable Accounts"); NYLIAC Variable Universal Life Separate Account-I and NYLIAC Variable Universal Life Separate Account-II; and Private Placement Variable Universal Life Separate Account I and Private Placement Variable Universal Life Separate Account II (the "VUL Accounts," collectively with the Separate Accounts and the Variable Accounts, the "Accounts"). The Accounts are segregated asset accounts of NYLIAC. NYLIAC has provided the initial investment in the Accounts; and its affiliates, New York Life Investment Management LLC and MacKay Shields, serve as investment advisers to the Portfolios.

         The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly.


Name of Organization (Jurisdiction)(1)

     The MainStay Funds(2) (Massachusetts)
     Eclipse Funds, Inc.(2) (Maryland)
     Eclipse Funds(2)  (Massachusetts)
     MainStay VP Series Fund, Inc.(2) (Maryland)
     ICAP Funds, Inc.(2) (Maryland)
     McMorgan Funds2 (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
     MacKay Shields LLC (Delaware)
               MacKay Shields General Partner (L/S) LLC (Delaware)
     Madison Capital Funding LLC (Delaware)
     McMorgan & Company LLC (Delaware)
     NYLCAP Manager LLC (Delaware)
               New York Life Capital Partners, LLC (Delaware)
               New York Life Capital Partners II, LLC (Delaware)
               New York Life Capital Partners III GenPar GP, LLC (Delaware) NYLIM Mezzanine GenPar GP, LLC (Delaware)
               NYLIM Mezzanine Partners II GenPar GP, LLC (Delaware)
               NYLIM - JB Asset Management Co. (Mauritius) (3) (25.1%)
                       (Mauritius)
                    New York Life Investment Management India Fund II, LLC(3)
                       (25.1%) (Mauritius)
               NYLCAP India Funding LLC (Delaware)
               NYLCAP India Funding III LLC (Delaware)
               NYLCAP Select Manager GenPar GP, LLC
     NYLIM Service Company LLC (Delaware)
     New York Life Investment Management LLC (Delaware)
               NYLIM GP, LLC (Delaware)
               NYLIM Fund II GP, LLC (Delaware)
               NYLIM Asian Equity Market Neutral Fund GP, LLC (Delaware) NYLIM European Equity Market Neutral Fund GP, LLC
               New York Life Investment Management (U.K.) Limited (United
                  Kingdom)
               NYLIM-GCR Fund I LLC (Delaware)
               NYLIM U.S. Large Cap Core 130/30 Fund GP LLC (Delaware)
               NYLIM U.S. Core Equity Market Neutral Fund GP LLC (Delaware) NYLIM International 170/70 Fund Ltd. (Cayman Islands)
     NYLIFE Distributors LLC (Delaware)
     NYLIM Real Estate Inc. (Delaware)
     NYLCAP Holdings (Mauritius) (Mauritius)
     Institutional Capital LLC (Delaware)
New York Life Insurance and Annuity Corporation (Delaware)
     Bluewater Holdings II LLC (Delaware)
     Gramercy Holdings II LLC (Delaware)
     Pacific Square Investments LLC (Delaware)
     Tribeca Holdings II LLC (Delaware)
New York Life International LLC (Delaware)
     New York Life Insurance Taiwan Corporation (Taiwan)
     NYLI Holdings Argentina S.R.L. (Argentina)
          HSBC New York Life Seguros de Vida (Argentina) S.A.(3) (Argentina)
             (40%)
          HSBC New York Life Seguros de Retiro (Argentina) S.A.(3)
             (Argentina)(40%)
          Maxima S.A. AFJP(4) (40%) (Argentina)
     New York Life Insurance Limited (South Korea)
     New York Life Insurance Worldwide Limited (Bermuda)
     New York Life International Holdings Limited (Mauritius) (75%) (25% is
        owned by Seguros Monterrey
     New York Life S.A. dec.y)
               Max New York Life Insurance Company Limited(3)(26%) (India) New York Life International India Fund (Mauritius) LLC (90%)
          (Mauritius)
     New York Life Insurance (Philippines), Inc. (75%) (Philippines)
     New York Life Worldwide Capital, Inc. (Delaware)
               Fianzas Monterrey, S.A. (99.95%) (Mexico)
                    Operada FMA, S.A. de C.V. (99%) (Mexico)
     New York Life Securities Investment Consulting Co., Ltd. (Taiwan)
     NYLIFE Thailand, Inc. (Delaware)
     PMCC Ltd. (49%)(Thailand)
               Siam Commercial New York Life Insurance Public Company Limited
                  (23.45%) (Thailand) (23.89% owned by New York Life International, LLC)
               NYL Data Center Limited ((99.97%) (Thailand)
     NYLI-VB Asset Management Co. (Mauritius) LLC (90%) (Mauritius)
     Seguros Monterrey New York Life, S.A. de C.V.(99.996%) (Mexico)
               Centro de Capacitacion Monterrey, A.C. (99.791%) (Mexico) NYLIFE LLC (Delaware)
     Eagle Strategies Corp. (Arizona)
     Express Scripts, Inc.(4) (15.51%) (Delaware)
     New York Life Capital Corporation (Delaware)
     New York Life International Investment Inc. (Delaware)
               Monetary Research Limited (Bermuda)
               NYL Management Limited (United Kingdom)
     New York Life Trust Company (New York)
     NYL Executive Benefits LLC (Delaware)
     NYLIFE Securities LLC ( Delaware)
     NYLINK Insurance Agency Incorporated (Delaware)
     NYLUK I Company (United Kingdom)
               NYLUK II Company (United Kingdom)
                    Gresham Mortgage (United Kingdom)
                    W Construction Company (United Kingdom)
                    WUT (United Kingdom)
                    WIM (AIM) (United Kingdom)
NYLIFE Insurance Company of Arizona (Arizona)
Biris Holdings LLC (Delaware)
Silver Spring, LLC (Delaware)
Haier NewYork Life Insurance Company Limited (People's Republic of China)
   (50%)(3)
Bluewater Holdings I LLC (Delaware)
Gramercy Holdings I LLC (Delaware)
Tribeca Holdings I LLC (Delaware)
NYLMDC - King of Prussia, LLC
NYMH - Attleboro MA, LLC
NYMH - Ennis GP, LLC
NYMH - Farmingdale New York, NY LLC
NYMH - Houston GP, LLC
NYMH - Freeport GP, LLC
NYMH - Plano GP, LLC
NYMH - San Antonio GP, LLC
NYMH - Stephenville GP, LLC
NYMH - Taylor GP, LLC
SCP 2005-C21-002 LLC (Delaware)
SCP 2005-C21-003 LLC (Delaware)
SCP 2005-C21-006 LLC (Delaware)
SCP 2005-C21-007 LLC (Delaware)
SCP 2005-C21-008 LLC (Delaware)
SCP 2005-C21-009 LLC (Delaware)
SCP 2005-C21-017 LLC (Delaware)
SCP 2005-C21-018 LLC (Delaware)
SCP 2005-C21-021 LLC (Delaware)
SCP 2005-C21-025 LLC (Delaware)
SCP 2005-C21-031 LLC (Delaware)
SCP 2005-C21-036 LLC (Delaware)
SCP 2005-C21-041 LLC (Delaware)
SCP 2005-C21-043 LLC (Delaware)
SCP 2005-C21-044 LLC (Delaware)
SCP 2005-C21-048 LLC (Delaware)
SCP 2005-C21-061 LLC (Delaware)
SCP 2005-C21-063 LLC (Delaware)
SCP 2005-C21-067 LLC (Delaware)
SCP 2005-C21-069 LLC (Delaware)
SCP 2005-C21-070 LLC (Delaware)

(1) By including the indicated organizations in this list, New York Life is not stating or admitting that said organizations are under its actual control. Information provided in this list is as December 1, 2007.

(2) These entities are registered investment companies for which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. They are not subsidiaries of New York Life but are included for informational purposes only.

(3) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

(4) Includes shares owned directly by New York Life. This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

Item 25. INDEMNIFICATION

A. Maryland Law and By-Laws.

         Our charter requires us to indemnify our current and former directors and officers to the maximum extent permitted by the Maryland General Corporation Law (the "MGCL"). Our Bylaws require us to indemnify or advance expenses to our directors and officers to the extent permitted or required by the MGCL, provided that indemnification or advance of expenses to any person other than a director must be specifically approved by resolution of the Board of Directors.

         MGCL requires us to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service as a director or officer. MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that:

         1. the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;

         2. the director or officer actually received an improper personal benefit in money, property or services; or

         3. in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

         A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the prescribed standard of conduct is not met. However, indemnification or an adverse judgment in a suit by us or in our right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

         In addition, MGCL permits us to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

         Notwithstanding MGCL, the Investment Company Act of 1940 does not allow the protection of any director or officer against liability to us or our security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

         In addition, each Director has entered into a written agreement with the Fund pursuant to which the Fund is contractually obligated to indemnify the Director to the fullest extent permitted by law and by the Articles of Incorporation and Bylaws of the Fund.

B. Insurance.

         New York Life Insurance Company maintains Directors and Officers Liability insurance coverage. The policy covers the Directors, Officers, and Trustees of New York Life, its subsidiaries certain affiliates including MainStay VP Series Fund, Inc. Subject to the policy's terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

C. Securities and Exchange Commission Position.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISOR

NYLIM

New York Life Investment Management LLC ("NYLIM") acts as the investment adviser for each series of the following open-end registered management investment companies: The MainStay Funds, Eclipse Funds, Inc., Eclipse Funds, ICAP Funds, Inc. and MainStay VP Series Fund, Inc.

Certain information on each executive officer of NYLIM is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of NYLIM is 51 Madison Avenue, New York, NY 10010.


NAME                    POSITION WITH THE ADVISER          OTHER BUSINESS
----                    --------------------------------   ------------------------------------------------
Gary E. Wendlandt       Chairman and Chairman of the       Chairman of the Board and Chairman of New York
                        Board                              Life Investment Management Holdings LLC;
                                                           Chairman of the Board, President and Member of
                                                           the Executive Committee of NYLIFE LLC; Principal
                                                           Director of Fianzas Monterrey, S.A.; Second Vice
                                                           Chairman of HSBC New York Life Seguros de Retiro
                                                           (Argentina) S. A.; Second Vice Chairman of
                                                           Maxima S.A. AFJP; Senior Executive Vice
                                                           President of New York Life Insurance and Annuity
                                                           Corporation; Manager and Member of the Audit and
                                                           Investment Committees of New York Life
                                                           International, LLC; Manager of NYL Executive
                                                           Benefits LLC; Principal Director of Seguros
                                                           Monterrey New York Life, S.A. de C.V.; Manager
                                                           and Member of the Audit and Compensation
                                                           Committees of Institutional Capital LLC, Madison
                                                           Capital Funding LLC, MacKay Shiels LLC and
                                                           McMorgan and Company LLC; Manager and Member of
                                                           the Compensation Committee of NYLCAP Manager
                                                           LLC.

Robert A. Anselmi       Vice Chairman and Vice Chairman    Vice Chairman and Vice Chairman of the Board,
                        of the Board                       New York Life Investment Management Holdings,
                                                           LLC; Senior Vice President, New York Life
                                                           Insurance Company; Manager and Member of the
                                                           Audit Committee, NYLCAP Manager LLC and
                                                           Institutional Capital LLC; Manager, McMorgan &
                                                           Company LLC, Madison Capital Funding LLC and
                                                           MacKay Shields LLC.

Patrick G. Boyle        Executive Vice President           Executive Vice President of New York Life
                                                           Investment Management Holdings LLC; Director of
                                                           New York Life Trust Company; Senior Vice
                                                           President of New York Life Insurance Company;
                                                           Director of NYL Management Limited; Manager of
                                                           Madison Capital Funding LLC; Director of New
                                                           York Life International Investment Inc.

Frank J. Ollari         Executive Vice President           Executive Vice President of New York Life
                                                           Investment Management Holdings LLC; Manager of
                                                           NYLCAP Manager LLC and Member of Audit
                                                           Committee; Manager of Madison Capital Funding
                                                           LLC; Director of NYLIM Real Estate Inc.; Senior
                                                           Vice President of NYLIFE Insurance Company of
                                                           Arizona; Senior Vice President of New York Life
                                                           Insurance and Annuity Corporation; Senior Vice
                                                           President of New York Life Insurance Company

Barry A. Schub          Executive Vice President           Senior Vice President of New York Life Insurance
                                                           Company; Executive Vice President of New York
                                                           Life Investment Management Holdings LLC; Manager
                                                           and Member of the Compensation Committee of
                                                           Institutional Capital LLC and McMorgan & Company
                                                           LLC; Manager of MacKay Shields LLC and Manager
                                                           and Member of the Audit Committee of NYLIFE
                                                           Distributors LLC.

David G. Bedard         Senior Managing Director and       Senior Managing Director and Chief Financial
                        Chief Financial Officer            Officer, New York Life Investment Management
                                                           Holdings LLC

Jefferson C. Boyce      Senior Managing Director           Director and Chief Investment Officer of New
                                                           York Life Trust Company; Senior Managing
                                                           Director of NYLIFE Distributors LLC; Senior Vice
                                                           President, New York Life Insurance Company

Thomas A. Clough        Senior Managing Director           Chairman of the Board of New York Life Trust
                                                           Company; Senior Managing Director - Retirement
                                                           Services of NYLIFE Distributors LLC; Senior Vice
                                                           President, New York Life Insurance Company

Allan Dowiak            Senior Managing Director           None

Tony H. Elavia          Senior Managing Director           Executive Vice President of New York Life Trust
                                                           Company; Senior Vice President of New York Life
                                                           Insurance Company; Senior Vice President of New
                                                           York Life Insurance and Annuity Corporation;
                                                           Director of NYLIM Asian Equity Market Neutral
                                                           Fund Ltd., NYLIM Asian Equity Market Neutral
                                                           Master Fund Ltd., NYLIM European Equity Market
                                                           Neutral Fund Ltd. and NYLIM European Equity
                                                           Market Neutral Master Fund Ltd.

Stephen P. Fisher       Senior Managing Director and       Manager, President and Chief Operating Officer
                        Chief Marketing Officer            of NYLIFE Distributors LLC; Chairman of the
                                                           Board of NYLIM Service Company; President of The
                                                           Mainstay Funds, Eclipse Funds, Eclipse Funds
                                                           Inc., Mainstay VP Series Fund, Inc. and ICAP
                                                           Funds, Inc.

Anthony R. Malloy       Senior Managing Director           Senior Vice President of New York Life Trust
                                                           Company; Senior Vice President of New York Life
                                                           Insurance and Annuity Corporation; Senior Vice
                                                           President, New York Life Insurance Company

Stephen W. Mandella     Senior Managing Director           Member of the Board of Managers and Compensation
                                                           Committee, NYLCAP Manager LLC

Allison H. Micucci      Senior Managing Director and       Senior Managing Director and Chief Compliance
                        Chief Compliance Officer           Officer of New York Life Investment Management
                                                           Holdings, LLC; Senior Managing Director -
                                                           Compliance of NYLIFE Distributors LLC; Chief
                                                           Compliance Officer of NYLCAP Manager LLC and
                                                           McMorgan & Company LLC; Senior Vice President
                                                           and Chief Compliance Officer of The MainStay
                                                           Funds, Eclipse Funds, Eclipse Funds Inc.;
                                                           MainStay VP Series Fund, Inc. and ICAP Funds,
                                                           Inc.

Susan L. Paternoster    Senior Managing Director and       None
                        Head of Information Technology

Donald A. Salama        Senior Managing Director           Senior Managing Director, Retirement Services,
                                                           NYLIFE Distributors LLC

John E. Schumacher      Senior Managing Director           Manager and Chief Executive Officer of NYLCAP
                                                           Manager LLC; Principal of New York Life Capital
                                                           Partners, L.L.C. and New York Life Capital
                                                           Partners II, L.L.C.; Director of NYLCAP Holdings
                                                           (Mauritius); Chief Executive Officer of New York
                                                           Life Capital Partners III GenPar GP, LLC; Chief
                                                           Executive Officer of NYLIM Mezzanine GenPar GP,
                                                           LLC; Director of New York Life International
                                                           India Fund (Mauritius) LLC

Richard C. Schwartz     Senior Managing Director           Investment Officer of New York Life Trust
                                                           Company; Senior Vice President and Senior
                                                           Investment Manager for Derivative Transactions
                                                           of New York Life Insurance and Annuity
                                                           Corporation; Senior Vice President of New York
                                                           Life Insurance Company

George S. Shively       Senior Managing Director,          Senior Managing Director, General Counsel and
                        General Counsel and Secretary      Secretary, New York life Investment Management
                                                           Holdings LLC; Vice President and Associate
                                                           General Counsel, New York Life Insurance
                                                           Company; Secretary, Institutional Capital LLC,
                                                           MacKay Shields LLC and Madison Capital Funding
                                                           LLC

Mark W. Talgo           Senior Managing Director           Senior Vice President of New York Life Insurance
                                                           and Annuity Corporation; Senior Vice President
                                                           of New York Life Insurance Company; Senior Vice
                                                           President of NYLIFE Insurance Company of
                                                           Arizona; Director and President of NYLIM Real
                                                           Estate Inc.; President and Member of the
                                                           Investment Committee of NYLIM Fund II GP, LLC;
                                                           Director of NYL Management Limited

Julia A. Warren         Senior Managing Director           Senior Vice President of New York Life Insurance
                                                           Company; Vice President of New York Life
                                                           Insurance and Annuity Corporation; Director of
                                                           NYLIM Asian Equity Market Neutral Fund Ltd.,
                                                           NYLIM Asian Equity Market Neutral Master Fund
                                                           Ltd., NYLIM European Equity Market Neutral Fund
                                                           Ltd. and NYLIM European Equity Market Neutral
                                                           Master Fund Ltd.; Executive Vice President of
                                                           New York Life Trust Company

Jae S. Yoon             Senior Managing Director           Member of the Board of Directors, New York Trust
                                                           Company


MacKay Shields

MacKay Shields LLC ("MacKay Shields") acts as the subadvisor for certain series of the following open-end registered management investment companies: The MainStay Funds; Eclipse Funds, Inc. and MainStay VP Series Fund, Inc.

Certain information on each executive officer of MacKay Shields is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of MacKay Shields is 9 West 57th Street, New York, NY 10029


NAME                     POSITION(S) WITH THE ADVISER                       OTHER BUSINESS
----                   --------------------------------   -------------------------------------------------
Osbert M. Hood         Chairman and Chief Executive       Mr. Hood joined MacKay Shields in January 2007 as
                       Officer, Chairman of the Board     President. He became Chief Executive Officer in
                                                          July 2007 and Chairman in January 2008. He was
                                                          most recently CEO of Pioneer Investment
                                                          Management USA Inc., where he was previously its
                                                          chief executive officer after joining Pioneer in
                                                          2000.

Lucille Protas         Chief Operating Officer,                                  None
                       Treasurer and Senior Managing
                       Director

Rupal J. Bhansali      Senior Managing Director; Head                            None
                       of International Equity Team

Gary L. Goodenough     Senior Managing Director; Head                            None
                       of the Fixed Income Team

Ellen Metzger          Senior Managing Director and                              None
                       General Counsel

J. Matthew Philo       Senior Managing Director; Head                            None
                       of the High Yield Team

John Prom              Senior Managing Director; Head                            None
                       of Subadvisory and International
                       Business Development

Dan C. Roberts         Senior Managing Director; Head                            None
                       of the High Yield Active Core
                       Team

Richard Rosen          Senior Managing Director; Head                            None
                       of the Value Equity Team

Edmund C. Spelman      Senior Managing Director; Head                            None
                       of the Growth Equity Team

A. Timothy West        Senior Managing Director; Head                            None
                       of Institutional Business
                       Development

Rene Bustamante        Managing Director and Chief                               None
                       Compliance Officer

Edward Silverstein     Managing Director                                         None


ICAP

Institutional Capital LLC ("ICAP") acts as the subadvisor for certain series of the following open-end registered management investment companies: The MainStay Funds, Eclipse Funds, Inc., Eclipse Funds and MainStay VP Series Fund, Inc.

Certain information on each executive officer of ICAP is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of ICAP is 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606.


NAME                     POSITION(S) WITH THE ADVISER                       OTHER BUSINESS
----                   --------------------------------   -------------------------------------------------
Jerrold K. Senser      Chief Executive Officer and                               None
                       Co-Chief Investment Officer

Pamela H. Conroy       Executive Vice President, Chief                           None
                       Operating Officer, Chief

                       Compliance Officer and Assistant
                       Secretary

Gary S. Maurer         Executive Vice President                                  None

Paula L. Rogers        Executive Vice President,                                 None
                       Director of Client Services &
                       New Business Development

Thomas R. Wenzel       Executive Vice President and                              None
                       Director of Research

John P. Garrett        Senior Vice President                                     None


Winslow

Winslow Capital Management, Inc. ("WCM") acts as the subadvisor for certain series of the following open-end registered management investment companies:
The MainStay Funds and MainStay VP Series Fund, Inc.

Certain information on each executive officer of WCM is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of each of the entities listed below is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, MN 55402.


NAME                     POSITION(S) WITH THE ADVISER                       OTHER BUSINESS
----                   --------------------------------   -------------------------------------------------
Jean Baillon           Managing Director, Chief                                  None
                       Administrative Officer, Chief
                       Compliance Officer and Chief
                       Financial Officer

Clark J. Winslow       CEO, Chairman and Portfolio                               None
                       President of Winslow Family
                       Foundation Manager

Justin H. Kelly        Managing Director and Portfolio                           None
                       Manager

R.Bart Wear            Managing Director and Portfolio                           None
                       Manager



Lord, Abbett & Co. LLC


Lord, Abbett & Co. LLC (Lord Abbett) acts as the subadvisor for certain series of the following open-end registered management investment companies: MainStay VP Series Fund, Inc.

Certain information on the executive officer of Lord, Abbett is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years of the Funds for his or her own account or in the capacity of director, officer, partner or trustee. The address of Lord, Abbett is 90 Hudson Street, Jersey City, NJ 07302-3973


NAME                    POSITION WITH THE SUBADVISOR                              OTHER BUSINESS
----                   --------------------------------       -------------------------------------------------------

Robert S. Dow          Senior Partner and Chief                                     None
                       Executive Officer



ITEM 27. PRINCIPAL UNDERWRITERS

a.   NYLIFE Distributors LLC acts as the principal underwriter for:

     Eclipse Funds Inc. (File No. 33-36962)
     Eclipse Funds (File No. 33-08865)
     NYLIAC Variable Universal Life Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account I
     NYLIAC Multi-Funded Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account I
     NYLIAC Variable Annuity Separate Account II
     NYLIAC Variable Annuity Separate Account III
     NYLIAC Variable Life Insurance Separate Account
     NYLIAC Corporate Sponsored Variable Universal Life Separate Account I NYLIAC Institutionally Owned Life Insurance Separate Account

b.

                                BUSINESS POSITION(S) AND OFFICE(S) WITH    POSITION(S) AND OFFICE(S) WITH THE
NAME AND PRINCIPAL ADDRESS              NYLIFE DISTRIBUTORS LLC                      MAINSTAY FUNDS
-----------------------------   ---------------------------------------   ------------------------------------
Christopher O. Blunt            Manager and Executive Vice President,     None
                                Life and Annuity Distribution

Robert E. Brady                 Manager and Managing Director,            None
                                Operations

John A. Cullen                  Manager                                   None

Stephen P. Fisher               Manager, President and Chief Operating    President
                                Officer

Barry A. Schub                  Manager                                   None

Scott L. Berlin                 Executive Vice President, Non-COLI        None
                                Variable Life Distribution

Robert J. Hebron                Executive Vice President, COLI            None
                                Distribution

John R. Meyer                   Executive Vice president Variable         None
                                Annuity and Agency Mutual Funds
                                Distribution

Mark Taylor                     Executive Vice President, McMorgan        None
                                Distribution

Jefferson C. Boyce              Senior Managing Director, New York Life   None
                                Relationship Management

Thomas A. Clough                Senior Managing Director, Retirement      None
                                Services

Barbara McInerney               Senior Managing Director, Compliance      None

Alison H. Micucci               Senior Managing Director, Compliance      Senior Managing Director, Compliance

Donald A. Salama                Senior Managing Director, Retirement      None
                                Services

David L. Bangs                  Managing Director, Institutional Sales    None

Michael D. Coffey               Managing Director, Mutual funds - NYLIM   None
                                Product Division

Philip L. Gazzo                 Managing Director, Mutual Funds -         None
                                Outside Broker-Dealer Distribution

Mark A. Gomez                   Managing Director and Chief Compliance    None
                                Officer

Joseph J. Henehan               Managing Director, Retirement Services    None

Edward P. Linder                Managing Director, Variable Annuity and   None
                                Agency Mutual Funds Distribution

Marguerite E. H. Morrison       Managing Director and Secretary           Chief Legal Officer and Secretary

Christopher V. Parisi           Managing Director, Mutual Funds           None
                                National Sales


(1)  169 Lackawanna Avenue, Parsippany, NJ 07054

c.   Inapplicable.


Item 28. LOCATION OF ACCOUNTS AND RECORDS


Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, the Manager and NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, at MacKay Shields LLC, 9 West 57th Street, New York, NY 10019; and New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010. Records relating to the Registrant's transfer agent are maintained by MainStay Shareholder Services, 169 Lackawanna Avenue, Parsippany, NJ 07054. Records relating to the Registrant's custodian are maintained by State Street Bank & Trust Company, One Lincoln Street, Boston, MA 02111-2900.

Item 29. MANAGEMENT SERVICES

         Inapplicable.

Item 30. UNDERTAKINGS

         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 48 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Parsippany in the State of New Jersey, on the 4th day of April, 2008.

                                        MAINSTAY VP SERIES FUND, INC.


                                        By: /s/ Stephen P. Fisher
                                            ----------------------------------
                                            STEPHEN P. FISHER
                                            PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 48 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 4, 2008.

/s/ Susan B. Kerley             Director and Chairman of the Board
-----------------------------
SUSAN B. KERLEY*


/s/ Alan R. Latshaw             Director
-----------------------------
ALAN R. LATSHAW*


/s/ Peter Meenan                Director
-----------------------------
PETER MEENAN*


/s/ Richard H. Nolan, Jr.       Director
-----------------------------
RICHARD H. NOLAN, JR.*


/s/ Richard S. Trutanic         Director
-----------------------------
RICHARD S. TRUTANIC*


/s/ Roman L. Weil               Director
-----------------------------
ROMAN L. WEIL*


/s/ John A. Weisser, Jr.        Director
-----------------------------
JOHN A. WEISSER, JR.*


/s/ Jack R. Benintende          Treasurer and Principal Financial and
-----------------------------   Accounting Officer
JACK R. BENINTENDE


By: /s/ Jeffrey A. Engelsman
    --------------------------
    JEFFREY A. ENGELSMAN
    As Attorney-in-Fact*

*    Pursuant to Powers of Attorney previously filed.

                                  EXHIBIT INDEX

(a)(12)      Articles Supplementary

(a)(13)      Articles Supplementary

(d)(1)       Form of Restatement of Management Agreement


(d)(2)(i) Form of Amendment dated May 1, 2008 to Sub-Advisory Agreement between NYLIM and MacKay Shields



(d)(3)(i) Form of Amendment dated May 1, 2008 to Master Sub-Advisory Agreement with MacKay Shields



(d)(6)(i)    Form of Amendment to the Subadvisory Agreement between
             NYLIM and ICAP


(g)(1)(i)    Amendment to Master Custodian Agreement

(g)(1)(ii)   Extension Agreement to Master Custodian Agreement

(g)(2)(i)    Amendment to Master Delegation Agreement

(h)(5)       Master Fund Sub-Accounting and Sub-Administration Agreement

(h)(5)(i)    Amendment to Fund Sub-Accounting and Sub-Administration Agreement

(h)(5)(ii) Extension Agreement to Master Fund Sub-Accounting and Sub-Administration Agreement




(j)          Consent of PricewaterhouseCoopers LLP

(p)(6)       Code of Ethics - NYLIM Holdings